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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-03826

                                AIM Sector Funds
               (Exact name of registrant as specified in charter)

               11 Greenway Plaza, Suite 100 Houston, Texas 77046
              (Address of principal executive offices) (Zip code)

       Philip A. Taylor 11 Greenway Plaza, Suite 100 Houston, Texas 77046
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (713) 626-1919

Date of fiscal year end: 3/31

Date of reporting period: 3/31/09

Item 1. Reports to Stockholders.

[INVESCO AIM LOGO]               AIM ENERGY FUND
 --SERVICE MARK--                Annual Report to shareholders o March 31, 2009

                               [MOUNTAIN GRAPHIC]

2    Letters to Shareholders
4    Performance Summary
4    Management Discussion
6    Long-Term Fund Performance
8    Supplemental Information
9    Schedule of Investments
10   Financial Statements
13   Notes to Financial Statements
19   Financial Highlights
21   Auditor's Report
22   Fund Expenses
23   Tax Information
24   Trustees and Officers

                              Dear Shareholders:

                              The past year was difficult to say the least for virtually all investors. Market indexes in the U.S.
                              and around the globe nosedived in 2008, and the vast majority of us have seen sharp declines in the value of our investments. As I write this letter, "market experts" remain divided on the outlook for the market. While some argue the worst of the decline is over, others say we have farther to fall.
         [TAYLOR              There is widespread agreement, however, that markets are likely to remain volatile for some time to
          PHOTO]              come.

       Philip Taylor             We've all read about subprime lending, government bailouts and investment scandals -- but we know that as individuals, we have little control over such matters. Rather, I'd like to discuss with you actions you may have already taken, or can take now, that may benefit you going forward.

                              BOOMS AND BUSTS

                              Recent history should have reminded all of us that investor sentiment can be fickle. The technology-driven bull market of the late 1990s gave way to a sharp decline from 2000 to 2002 when the "tech bubble" burst. More recently, the 2003 to 2007 bull market, driven largely by financial stocks and a housing boom, among other factors, gave way to the current market decline when the "housing bubble" burst.

   These market downturns hurt nearly all investors. But they were particularly painful for investors who, seeking high, short-term returns, abandoned their long-term, diversified investment plans and decided to chase performance -- i.e., allocate a large portion of their assets into the "hot" investments du jour. Many of those investors discovered they had unwittingly bought at the top of the market, and they saw the value of their assets decline significantly as market leadership changed. History has shown that seeking the highest short-term returns possible has often led to long-term disappointment.

   This is why we believe investors should work with their financial advisors to devise a goal-based financial strategy -- a long-term plan with a reasonable prospect of achieving predetermined financial goals in line with individual risk tolerance. Such a strategy cannot guarantee a profit or protect against loss in a declining market, but it may help investors avoid emotion-driven, short-term investment mistakes.

WHAT TO DO NOW

None of us can control the markets, but we can control our own reaction to the unsettling volatility we're currently experiencing.
Here are some steps that may help position you for whatever the market brings next:

  o REVISIT YOUR GOALS. Work with your financial advisor to create specific, concrete investment goals consistent with your risk tolerance. Scared by market volatility, many investors fled to cash in recent months. While that may be entirely appropriate for investors approaching retirement, other investors may need the growth potential of equities to achieve their long-term goals.
    Your financial advisor can suggest investments that match your goals and risk tolerance.

  o RESIST LOOKING OVER THE FENCE. Every investor's needs, goals and risk tolerance are different. Your neighbor's, co-worker's or relative's investments have no relevance to yours because their circumstances, goals and risk tolerances are as individual as yours.

  o LET LOGIC BE YOUR GUIDE. Market volatility is a fact of life for investors. Market declines can be painful, but historically they haven't proved permanent. Your financial advisor can help you approach your investment plan logically, not emotionally.

WHAT WE'RE DOING

Invesco Aim has worked on behalf of investors in both bull markets and bear markets. That is why we're committed to good stewardship, good communication and sound investment management.

   To be good stewards, we've established best practice risk-management and investment oversight processes, further enhancing our compliance oversight and our transparency to our shareholders and our independent fund board.

   To be good communicators, we've revamped our website to put Investment Perspectives front and center on the home page of
invescoaim.com and on your account balance page. Our chief investment officers, portfolio managers and I are eager to communicate with you directly about your investments, market conditions and other topics that may be helpful to you.

   To be good investment managers, we've focused on doing one thing well: managing your money. At Invesco Aim, managing your money is all we do. We believe mutual funds should have well-defined, clearly articulated and repeatable investment strategies. Our funds have stayed true to their investment strategies even during this current period of market volatility.

CONTACT US

If you have questions about this report or your account, please contact one of our client service representatives at 800 959 4246.

   I also invite you to visit invescoaim.com, where you can check on your individual account, obtain long-term performance information for your fund and read market commentaries from our investment professionals.

   As always, I welcome your comments and questions. Please contact me at phil@invescoaim.com and let me know what's on your mind.
Thank you for investing with us. All of us at Invesco Aim look forward to serving you.

Sincerely,


/S/ PHILIP TAYLOR

Philip Taylor
Senior Managing Director, Invesco Ltd.
CEO, Invesco Aim


2   AIM ENERGY FUND

                              Dear Fellow Shareholders:

                              Since my last letter, continuing troubles in the global economy and financial markets have negatively affected all investors. The new government promises to move quickly with a stimulus package, yet
         [CROCKETT            considerable anxiety remains about how, when and what kind of a recovery will occur. However, mutual
           PHOTO]             funds generally are more diversified than other investments; as shareholders we invest not in a single security but in a portfolio of multiple securities. The benefits of diversification have been
       Bruce Crockett         reiterated by the stories of investors who "lost everything" because they had too many of their assets in one place, whether that place was a single money manager or their employer's stock. Mutual fund investors also have the opportunity to diversify further among different types of funds that each deploy a different strategy and focus on different kinds of securities. These include conservatively managed money market funds, which, relative to other securities, continue to offer a more safe, liquid, and convenient way to invest short-term assets.

   In addition to diversification, investing discipline is essential during challenging times such as these. Strategies such as dollar cost averaging, where individuals invest a consistent amount at regular intervals, can help investors acquire more fund shares when prices are low. Periodic rebalancing of asset allocation plans achieves the same effect. "Buy low, sell high" has long been the mantra of investment success, but the advice is not always easy to follow because it requires the discipline to resist prevailing trends. Of course, investment strategies, such as dollar cost averaging and portfolio rebalancing do not guarantee a profit or eliminate the risk of loss. Investors should consider their ability to continue investing regardless of fluctuating security prices.

   A long-term view is also important, particularly for assets that are not needed right away. In the past, it has often proven better to keep long-term assets invested through a downturn than to miss the beginning of the upward trend. To develop a diversified and disciplined investing plan that is right for your individual goals, I encourage you to consult an experienced and trustworthy investment professional who has the knowledge and the tools to help you establish and implement the plan, monitor its results and adapt it to changing goals and circumstances.

   Even when working with a personal financial advisor, investors should supplement the relationship with their own knowledge and awareness of the investments they hold. Visit the Invesco Aim website at invescoaim.com regularly to find out what is happening in your AIM funds and to read timely market commentary from Invesco Aim management, strategists and portfolio managers. The site's
"Education and Planning" section can also help you clarify basic investment concepts, learn how to choose a financial advisor, evaluate different investment choices and make more informed investment decisions. Invesco Aim's redesigned public home page recently received a Gold Award for its user-friendly navigation and graphics from The Mutual Funds Monitor Awards, sponsored by
Corporate Insight.

   As always, your Board of Trustees and Invesco Aim are committed to putting your interests first by controlling costs, monitoring investment performance and streamlining the investment management process during these difficult times. Your Board has already begun the annual review and management contract renewal process with the continuing goal of making AIM funds one of the best and most cost-effective ways for you to invest your hard-earned money.

   While the investing climate may remain uncertain for a while, economies and markets are dynamic, and no stage is ever permanent.
Please feel free to contact me in writing with your questions or concerns. You can send an email to me at bruce@brucecrockett.com.

Best regards,


/S/ BRUCE L. CROCKETT

Bruce L. Crockett
Independent Chair
AIM Funds Board of Trustees


3  AIM ENERGY FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
=======================================================================================      Typically, we hold 30 to 50 stocks. The
                                                                                          limited number of positions allows us to
PERFORMANCE SUMMARY                                                                       know our companies, their managements,
                                                                                          their business structures and how their
Energy prices were quite volatile during the fiscal year ended March 31, 2009. Oil, as    products and services fit into the energy
measured by West Texas Intermediate Crude, fell from $102 to $50 per barrel and gas       value chain -- the process that moves oil
prices were similarly beaten down.(triangle) This, coupled with continued stock market    and natural gas from the ground to the
deleveraging, caused energy stocks in general to underperform the broad market for the    consumer.
year.(square)
                                                                                             We may sell or reduce our position in a
   Accordingly, AIM Energy Fund underperformed its broad market index, the S&P 500        stock when:
Index. The Fund also underperformed its style-specific index, the Dow Jones U.S. Oil &
Gas Index, largely due to the index's heavy weighting to integrated oil and gas stocks,   o A company reaches its price target.
which are generally not as dependent on commodity prices as other energy
sub-sectors.(square)                                                                      o A change in fundamentals occurs --
                                                                                            either company specific or industry
   On January 23, 2009, Andrew Lees became the Fund's lead manager, replacing John          wide.
Segner, and Tyler Dann II became a manager of the Fund.
                                                                                          o A change in management occurs.
   Your Fund's long-term performance appears later in this report.
                                                                                          o A more attractive investment opportunity
FUND VS. INDEXES                                                                            is identified.

Total returns, 3/31/08 to 3/31/09, at net asset value (NAV). Performance shown does not   MARKET CONDITIONS AND YOUR FUND
include applicable contingent deferred sales charges (CDSC) or front-end sales charges,
which would have reduced performance.                                                     Stock markets around the world were
                                                                                          volatile over the past year. The chief
Class A Shares                                                                  -44.39%   catalyst was the ongoing credit crisis
Class B Shares                                                                  -44.79    that began in late 2007. The unfortunate
Class C Shares                                                                  -44.82    consequences included tightened credit,
Class Y Shares*                                                                 -44.31    increased unemployment and sharply reduced
Investor Class Shares                                                           -44.40    consumer spending. Governments around the
S&P 500 Index(square) (Broad Market Index)                                      -38.06    world responded with expansionary monetary
Dow Jones U.S. Oil & Gas Index(square) (Style-Specific Index)                   -38.72    and fiscal policies. Most major central
Lipper Natural Resource Funds Index(square) (Peer Group Index)                  -50.45    banks have set interest rates below 1%,(1)
                                                                                          and government spending initiatives are
(triangle) Bloomberg L.P.;                                                                well under way.

(square) Lipper Inc.                                                                         Evidence of economic weakness abounded
                                                                                          in the United States. Real gross domestic
* Share class incepted during the fiscal year. See page 7 for a detailed explanation      product, a broad measure of economic
  of Fund performance.                                                                    activity, contracted at an annual rate of
=======================================================================================   6.3% in the fourth quarter of 2008.(2)
HOW WE INVEST                                   We combine bottom-up fundamental          Inflation, as measured by the
                                             analysis with top-down macroeconomic         seasonally-adjusted Consumer Price Index,
Your Fund invests in companies involved in   industry analysis in our stock selection     was virtually nil following sharp declines
the exploration, production,                 process. We focus on companies that have     in energy prices in the second half of
transportation, refining and marketing of    the following characteristics:               2008.(3) Unemployment trended higher
oil, natural gas and other forms of                                                       during the fiscal year and reached a
energy. We seek to own firms that have the   o Cash flow and free cash flow               seasonally adjusted rate of 8.5% in March
potential to increase unit output through                                                 2009.(3)
exploration, development or innovation. We   o Sustainable growth potential in
believe companies with a rising volume         revenues and earnings
profile that can control costs may earn a
high rate of return, enabling them to grow   o High returns on capital
earnings independent of oil and natural
gas prices.                                  o Cost control

                                             o Low relative price-to-earnings (P/E)
                                               ratios within their sub-sector with
                                               greater-than-expected growth
                                               opportunities

                                             o Rising volume profiles

==========================================   ==========================================   ==========================================
PORTFOLIO COMPOSITION                        TOP 10 EQUITY HOLDINGS*                      Total Net Assets              $1.0 billion
By sector                                                                                 Total Number of Holdings*               36
                                              1. Occidental Petroleum Corp.        5.1%   ==========================================
Energy                               83.0%    2. Sempra Energy                     4.4
Utilities                             6.1     3. Total S.A.-ADR                    4.4
Money Market Funds                            4. BPPLC-ADR                         4.1
Plus Other Assets Less Liabilities   10.9     5. Apache Corp.                      3.4
==========================================    6. Weatherford International Ltd.    3.2
                                              7. Anadarko Petroleum Corp.          3.0
                                              8. Southwestern Energy Co.           2.9
                                              9. XTO Energy, Inc.                  2.9
                                             10. Range Resources Corp.             2.9
                                             ==========================================

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings.


4   AIM ENERGY FUND

   Against this backdrop, all stock market   North American natural gas emerged during                ANDREW LEES
sectors delivered double-digit losses for    the fiscal year, we used this pullback as
the fiscal year.(4) Health care, consumer    an opportunity to migrate our holdings          [LEES    Portfolio manager, is lead
staples, telecommunication services and      towards the highly productive                   PHOTO]   manager of AIM Energy Fund. He
utilities -- traditionally more defensive    Fayetteville, Haynesville and Marcellus                  began his investment career in
sectors -- were among the better             shales over Rocky Mountain natural gas.                  1994 and joined Invesco Aim in
performing sectors of the S&P 500            Part of this process involved decreasing     2005. Mr. Lees earned a B.A. in economics
Index.(4) Financials, industrials and        our exposure to QUESTAR and BILL BARRETT     from the University of Western Ontario and
materials were the worst performing          during the fiscal year and using the         an M.B.A. with concentrations in finance
sectors.(4)                                  proceeds to initiate a position in           and accounting from McGill University.
                                             Petrohawk Energy.
   All energy sub-sectors detracted from                                                              TYLER DANN II
Fund performance during the fiscal year.        Historically, demand growth for both
Fund performance was most negatively         oil and gas has been driven by improving        [DANN    Chartered Financial Analyst,
affected by holdings within our three        economic conditions. Oil prices, however,       PHOTO]   portfolio manager, is manager
largest sub-sectors:                         will be affected by continued compliance                 of AIM Energy Fund. He joined
                                             by the Organization of the Petroleum         Invesco Aim in 2004.
o Oil and gas exploration and production     Exporting Countries in limiting production
                                             and exhausting excess supply available in    He serves on the board of directors of the
o Oil and gas equipment and services         the market. We therefore believe oil         National Association of Petroleum
                                             prices are likely to recover before gas      Investment Analysts and is a member of the
o Integrated oil and gas                     prices. As such, we have positioned the      CFA Society of San Francisco. Mr. Dann
                                             Fund with more exposure to oil-levered       earned an A.B. from Princeton University.
   The Fund's underweight position in        holdings. And in the case of gas-levered
integrated oil and gas, a sub-sector which   holdings, we have focused coverage on the    Assisted by the Energy Team
is generally more defensive and less         shale areas we believe hold the most
leveraged to commodity prices, hurt the      opportunity.
Fund's performance relative to the Dow
Jones U.S. Oil & Gas Index. Integrated oil      While energy prices remain headline
and gas accounted for approximately 56% of   news, we continue to seek out companies
the Dow Jones U.S. Oil & Gas Index at the    with rising unit output and an ability to
close of the fiscal year.(5) The Fund, on    control costs. It is our belief that these
the other hand, had a 28% exposure to the    companies will be able grow earnings
sub-sector.                                  independent of oil and natural gas prices
                                             over time.
   Drillers HERCULES OFFSHORE, which
focuses on shallow-water operations in the      As always, thank you for your continued
Gulf of Mexico, and NABORS INDUSTRIES, one   investment in AIM Energy Fund.
of the world's largest land rig drillers
with significant exposure in North           (1) FXStreet.com
America, also detracted from Fund
performance. As commodity prices fell        (2) Bureau of Economic Analysis
significantly during the fiscal year,
capital expenditures for drilling activity   (3) Bureau of Labor Statistics
declined, and the outlook for these stocks
worsened. We reduced our exposure to         (4) Lipper, Inc.
Hercules Offshore and invested the
proceeds in TRANSOCEAN, WEATHERFORD and      (5) Dow Jones & Co.
HALLIBURTON as we favored deep-water
drillers and diversified service providers   The views and opinions expressed in
to land and shallow-water drillers. Along    management's discussion of Fund
the same lines, we sold our position in      performance are those of Invesco Aim
Nabors as fundamentals for North American    Advisors, Inc. These views and opinions
natural gas overall became less              are subject to change at any time based on
compelling.                                  factors such as market and economic
                                             conditions. These views and opinions may
   On the other hand, exploration- and       not be relied upon as investment advice or
production-driven gas companies, such as     recommendations, or as an offer for a
PETROHAWK ENERGY and SOUTHWESTERN ENERGY,    particular security. The information is
were among the top contributors to Fund      not a complete analysis of every aspect of
performance for the fiscal year.             any market, country, industry, security or
Southwestern Energy, for example, holds      the Fund. Statements of fact are from
the largest land position in the             sources considered reliable, but Invesco
Fayetteville Shale in northwest Arkansas     Aim Advisors, Inc. makes no representation
and has been particularly successful at      or warranty as to their completeness or
growing production in this unconventional    accuracy. Although historical performance
gas shale. Although headwinds to             is no guarantee of future results, these
                                             insights may help you understand our
                                             investment management philosophy.

                                             See important Fund and index disclosures
                                             later in this report.


5   AIM ENERGY FUND

====================================================================================================================================
YOUR FUND'S LONG-TERM PERFORMANCE

   Past performance cannot guarantee         Class C shares. The performance of the       taxes a shareholder would pay on Fund
comparable future results.                   Fund's other share classes will differ       distributions or sale of Fund shares.
                                             primarily due to different sales charge
   The performance data shown in the first   structures and class expenses and may be        Both charts above are logarithmic
chart above is that of the Fund's Investor   greater than or less than the performance    charts, which present the fluctuations in
class shares. The performance of the         of the Fund's Class C shares. The data       the value of the Fund's share class and
Fund's other share classes will differ       shown in the second chart above includes     its indexes. We believe that a logarithmic
primarily due to different sales charge      reinvested distributions, Fund expenses      chart is more effective than other types
structures and class expenses and may be     and management fees. Index results include   of charts in illustrating changes in value
greater than or less than the performance    reinvested dividends, but they do not        during the early years shown in the chart.
of the Fund's Investor Class shares. The     reflect sales charges.                       The vertical axis, the one that indicates
data shown in this chart includes                                                         the dollar value of an investment, is
reinvested distributions, Fund expenses         Performance of an index of funds          constructed with each segment representing
and management fees. Index results include   reflects fund expenses and management        a percent change in the value of the
reinvested dividends.                        fees; performance of a market index does     investment. In both charts, each segment
                                             not. Performance shown in the charts and     represents a doubling, or 100% change, in
   The performance data shown in the         table does not reflect deduction of          the value of the investment.
second chart above is that of the Fund's


6   AIM ENERGY FUND

                     AIM ENERGY FUND- INVESTOR CLASS SHARES

================================================================================
                                [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT -- OLDEST SHARE CLASS WITHOUT SALES CHARGES SINCE INCEPTION
Fund data from 1/19/84, index data from 1/31/84

            AIM Energy Fund-
  DATE    INVESTOR CLASS SHARES   S&P 500 INDEX(1)
-------   ---------------------   ----------------
1/19/84           $10000
   1/84            10000              $10000
   2/84             9975                9648
   3/84            10013                9815
   4/84            10125                9908
   5/84             9737                9360
   6/84             9324                9563
   7/84             8337                9444
   8/84             9412               10488
   9/84             9686               10490
  10/84             9449               10531
  11/84             9551               10413
  12/84             9487               10687
   1/85             9767               11520
   2/85            10162               11661
   3/85            10429               11668
   4/85            10429               11658
   5/85            10289               12331
   6/85            10175               12524
   7/85            10633               12506
   8/85            10658               12385
   9/85            10264               12011
  10/85            10741               12566
  11/85            11117               13428
  12/85            10780               14078
   1/86            10145               14157
   2/86             9977               15214
   3/86             9912               16063
   4/86            10029               15883
   5/86            10638               16727
   6/86            10573               17010
   7/86             9808               16059
   8/86            11221               17250
   9/86            11091               15823
  10/86            11186               16736
  11/86            11186               17143
  12/86            11549               16705
   1/87            12851               18955
   2/87            13026               19704
   3/87            14731               20272
   4/87            14624               20092
   5/87            15523               20266
   6/87            16369               21290
   7/87            17376               22369
   8/87            16879               23203
   9/87            16033               22694
  10/87            11898               17807
  11/87            10971               16340
  12/87            12117               17582
   1/88            12985               18321
   2/88            13383               19172

================================================================================

(1) Lipper Inc.

================================================================================
                                [MOUNTAIN CHART]

   3/88            13942               18580
   4/88            14266               18786
   5/88            13928               18946
   6/88            13618               19815
   7/88            13854               19739
   8/88            14105               19070
   9/88            13737               19882
  10/88            13884               20435
  11/88            13614               20143
  12/88            13927               20494
   1/89            14720               21994
   2/89            14885               21447
   3/89            15617               21947
   4/89            16274               23085
   5/89            16872               24016
   6/89            16946               23881
   7/89            18022               26035
   8/89            18516               26542
   9/89            18410               26434
  10/89            17821               25821
  11/89            19072               26345
  12/89            19988               26977
   1/90            18736               25167
   2/90            18905               25491
   3/90            18950               26166
   4/90            17730               25514
   5/90            19668               27996
   6/90            18814               27808
   7/90            20385               27719
   8/90            20018               25216
   9/90            20203               23991
  10/90            18570               23890
  11/90            17924               25431
  12/90            16693               26139
   1/91            15891               27274
   2/91            17523               29222
   3/91            16768               29929
   4/91            16584               30000
   5/91            16552               31290
   6/91            15490               29858
   7/91            16721               31248
   8/91            17507               31986
   9/91            17183               31451
  10/91            17537               31873
  11/91            16153               30592
  12/91            16106               34085
   1/92            15328               33450
   2/92            15157               33883
   3/92            14317               33225
   4/92            14349               34200
   5/92            14940               34367
   6/92            13385               33856
   7/92            14287               35238
   8/92            14675               34518
   9/92            14753               34924
  10/92            14240               35043
  11/92            14022               36233
  12/92            13975               36678
   1/93            14412               36984
   2/93            15564               37488
   3/93            16609               38279
   4/93            17295               37353
   5/93            18011               38350
   6/93            18292               38462
   7/93            17981               38307
   8/93            19119               39757
   9/93            18620               39453

================================================================================

================================================================================
                                [MOUNTAIN CHART]

  10/93            18121               40268
  11/93            16329               39884
  12/93            16311               40366
   1/94            16924               41738
   2/94            16469               40605
   3/94            15792               38838
   4/94            16547               39336
   5/94            16547               39979
   6/94            16721               39001
   7/94            16642               40280
   8/94            16501               41928
   9/94            16626               40904
  10/94            17025               41821
  11/94            15792               40300
  12/94            15129               40897
   1/95            14528               41957
   2/95            14892               43590
   3/95            15556               44874
   4/95            16172               46195
   5/95            16741               48038
   6/95            16236               49152
   7/95            16520               50781
   8/95            16551               50908
   9/95            16851               53055
  10/95            16097               52866
  11/95            16896               55184
  12/95            18124               56247
   1/96            17773               58159
   2/96            18187               58700
   3/96            19143               59265
   4/96            20899               60138
   5/96            20803               61686
   6/96            21042               61922
   7/96            20147               59187
   8/96            21487               60438
   9/96            22555               63836
  10/96            24035               65596
  11/96            25378               70550
  12/96            25160               69153
   1/97            25925               73471
   2/97            23262               74047
   3/97            24447               71011
   4/97            24185               75246
   5/97            26935               79847
   6/97            27110               83396
   7/97            30032               90030
   8/97            32225               84990
   9/97            34764               89642
  10/97            33805               86652
  11/97            30492               90660
  12/97            29964               92216
   1/98            26842               93235
   2/98            28018               99955
   3/98            30113              105070
   4/98            31161              106146
   5/98            29195              104324
   6/98            28681              108558
   7/98            24425              107411
   8/98            19655               91893
   9/98            23419               97784
  10/98            24168              105726
  11/98            22114              112131
  12/98            21625              118588
   1/99            20040              123546
   2/99            19162              119706
   3/99            24322              124495
   4/99            28326              129316

================================================================================

================================================================================
                                [MOUNTAIN CHART]

   5/99            28326              126265
   6/99            29847              133254
   7/99            30617              129111
   8/99            32264              128472
   9/99            31109              124954
  10/99            29289              132858
  11/99            29096              135558
  12/99            30682              143531
   1/00            30768              136321
   2/00            31152              133743
   3/00            37255              146819
   4/00            37449              142403
   5/00            42718              139484
   6/00            41774              142919
   7/00            40445              140687
   8/00            47127              149420
   9/00            48069              141534
  10/00            43210              140933
  11/00            38958              129831
  12/00            48534              130468
   1/01            46699              135094
   2/01            46559              122783
   3/01            45860              115009
   4/01            50882              123940
   5/01            50882              124771
   6/01            43189              121735
   7/01            42075              120537
   8/01            40169              112998
   9/01            35891              103874
  10/01            38564              105856
  11/01            37381              113974
  12/01            40378              114973
   1/02            38101              113296
   2/02            39518              111111
   3/02            44774              115290
   4/02            46055              108303
   5/02            45056              107508
   6/02            41915               99853
   7/02            37267               92071
   8/02            37941               92674
   9/02            35919               82612
  10/02            36709               89876
  11/02            37686               95160
  12/02            38639               89573
   1/03            37824               87231
   2/03            39337               85920
   3/03            39081               86752
   4/03            38546               93894
   5/03            43638               98837
   6/03            42521              100099
   7/03            39872              101865
   8/03            42475              103848
   9/03            41337              102748
  10/03            41734              108558
  11/03            42522              109512
  12/03            47357              115251
   1/04            47963              117366
   2/04            50846              118997
   3/04            51588              117202
   4/04            52125              115364
   5/04            51661              116944
   6/04            56011              119217
   7/04            57893              115272
   8/04            56127              115734
   9/04            62054              116988
  10/04            62004              118775
  11/04            66791              123579

================================================================================

================================================================================
                                [MOUNTAIN CHART]

  12/04            64701              127783
   1/05            67580              124669
   2/05            77318              127291
   3/05            76205              125039
   4/05            70878              122669
   5/05            74386              126568
   6/05            80732              126750
   7/05            88772              131461
   8/05            96140              130263
   9/05           100438              131317
  10/05            92795              129127
  11/05            96098              134006
  12/05            99606              134054
   1/06           113939              137603
   2/06           101577              137976
   3/06           105873              139693
   4/06           112416              141567
   5/06           109932              137498
   6/06           111801              137680
   7/06           113030              138529
   8/06           108114              141820
   9/06           101940              145472
  10/06           105090              150210
  11/06           114359              153062
  12/06           109225              155209
   1/07           109596              157554
   2/07           109738              154482
   3/07           116970              156206
   4/07           124000              163123
   5/07           132630              168810
   6/07           134315              166007
   7/07           134033              160867
   8/07           132197              163274
   9/07           144742              169374
  10/07           153152              172068
  11/07           145724              164872
  12/07           158518              163730
   1/08           143300              153910
   2/08           155624              148915
   3/08           154768              148271
   4/08           173139              155490
   5/08           190159              157503
   6/08           196567              144238
   7/08           160360              143025
   8/08           156735              145095
   9/08           127598              132181
  10/08            98953              109984
  11/08            91709              102089
  12/08            88830              103166
   1/09            88394               94480
   2/09            81279               84453
   3/09            86065               91837

================================================================================

                        AIM ENERGY FUND - CLASS C SHARES

================================================================================
                                [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT -- OLDEST SHARE CLASS WITH SALES CHARGES SINCE INCEPTION
Index data from 1/31/00, Fund data from 2/14/00

                                                   DOW JONES
          AIM ENERGY FUND-                      U.S. OIL & GAS       LIPPER NATURAL
  DATE     CLASS C SHARES    S&P 500 Index(1)      INDEX(1)      RESOURCE FUNDS INDEX(1)
-------   ----------------   ---------------    --------------   -----------------------
1/31/00                           $10000            $10000              $10000
   2/00        $10146               9811              9694               10147
   3/00         12111              10770             10877               11679
   4/00         12174              10446             10776               11564
   5/00         13875              10232             11850               12682
   6/00         13568              10484             11212               12126
   7/00         13129              10320             10937               11676
   8/00         15296              10961             12023               13012
   9/00         15582              10382             12430               12994
  10/00         14001              10338             12012               12315
  11/00         12616               9524             11471               11647
  12/00         15704               9571             12600               13498
   1/01         15106               9910             12145               13193
   2/01         15053               9007             12107               13255
   3/01         14818               8437             11931               12832
   4/01         16431               9092             13167               14136
   5/01         16422               9153             13057               13990
   6/01         13933               8930             11865               12453
   7/01         13562               8842             11593               12229
   8/01         12934               8289             11105               11727
   9/01         11557               7620             10292               10522
  10/01         12412               7765             10897               11268
  11/01         12019               8361             10455               11053
  12/01         12980               8434             11131               11800
   1/02         12239               8311             10702               11438
   2/02         12686               8151             11183               11956
   3/02         14366               8457             12109               12980
   4/02         14767               7945             11562               13002
   5/02         14435               7886             11296               12916
   6/02         13420               7325             11017               12184
   7/02         11929               6754              9696               10756
   8/02         12119               6798              9754               10988
   9/02         11483               6060              8940               10178
  10/02         11733               6593              9246               10437
  11/02         12036               6981              9587               10793
  12/02         12331               6571              9626               10947
   1/03         12065               6399              9357               10619
   2/03         12542               6303              9605               10962
   3/03         12452               6364              9677               10816
   4/03         12277               6888              9677               10860
   5/03         13889               7250             10603               12125
   6/03         13534               7343             10447               11886
   7/03         12679               7472             10110               11391
   8/03         13504               7618             10775               12162
   9/03         13141               7537             10508               11871
  10/03         13262               7963             10616               12173
  11/03         13504               8033             10658               12368
  12/03         15041               8454             12104               13820
   1/04         15223               8610             12274               13920
   2/04         16132               8729             12846               14701
   3/04         16351               8597             12776               14755

================================================================================

(1) Lipper Inc.

================================================================================
                                [MOUNTAIN CHART]

   4/04         16510               8463             13012               14566
   5/04         16358               8579             13022               14475
   6/04         17712               8745             13799               15503
   7/04         18295               8456             14257               15900
   8/04         17728               8490             14066               15697
   9/04         19598               8582             15300               17361
  10/04         19569               8713             15343               17427
  11/04         21068               9065             16364               18967
  12/04         20394               9374             16030               18691
   1/05         21287               9145             16501               19018
   2/05         24337               9338             19497               21683
   3/05         23982               9172             18847               21266
   4/05         22286               8999             17804               19900
   5/05         23376               9285             18194               20632
   6/05         25352               9298             19327               22234
   7/05         27864               9644             20537               24167
   8/05         30157               9556             21679               25896
   9/05         31481               9633             23052               27593
  10/05         29066               9472             20934               25575
  11/05         30081               9830             21290               26429
  12/05         31161               9834             21494               27365
   1/06         35623              10094             24533               31567
   2/06         31747              10121             22421               28573
   3/06         33071              10247             23404               30176
   4/06         35085              10385             24599               32152
   5/06         34292              10086             23864               30793
   6/06         34854              10100             24414               31054
   7/06         35206              10162             25513               30996
   8/06         33657              10403             24524               30014
   9/06         31725              10671             23734               28343
  10/06         32680              11019             24844               29930
  11/06         35537              11228             26990               32243
  12/06         33923              11386             26389               31480
   1/07         34018              11558             26038               31594
   2/07         34039              11332             25615               31690
   3/07         36258              11459             27222               33446
   4/07         38423              11966             28659               35319
   5/07         41066              12383             30717               38016
   6/07         41567              12178             31216               38399
   7/07         41447              11801             31364               38167
   8/07         40862              11977             31554               37666
   9/07         44720              12425             34096               41318
  10/07         47269              12622             34591               43864
  11/07         44952              12094             33155               41484
  12/07         48868              12011             35583               43959
   1/08         44147              11290             31765               40008
   2/08         47917              10924             34138               43573
   3/08         47630              10877             33367               42448
   4/08         53241              11406             37009               46777
   5/08         58447              11554             38415               50135
   6/08         60376              10581             39441               52662
   7/08         49225              10492             33786               43629
   8/08         48083              10644             33637               42557
   9/08         39120               9696             29450               34059
  10/08         30310               8068             23881               25905
  11/08         28073               7489             23849               24011
  12/08         27181               7568             22855               22421
   1/09         27034               6931             22263               22204
   2/09         24841               6195             19675               20087
   3/09         26276               6737             20446               21034

================================================================================

==========================================
AVERAGE ANNUAL TOTAL RETURNS                    THE NET ANNUAL FUND OPERATING EXPENSE
As of 3/31/09, including maximum             RATIO SET FORTH IN THE MOST RECENT FUND
applicable sales charges                     PROSPECTUS AS OF THE DATE OF THIS REPORT FOR
                                             CLASS A, CLASS B, CLASS C, CLASS Y AND
CLASS A SHARES                               INVESTOR CLASS SHARES WAS 1.12%, 1.87%,
Inception (3/28/02)                  8.93%   1.87%, 0.87% AND 1.12%, RESPECTIVELY.(1) THE
 5 Years                             9.51    TOTAL ANNUAL FUND OPERATING EXPENSE RATIO SET
 1 Year                            -47.44    FORTH IN THE MOST RECENT FUND PROSPECTUS AS
CLASS B SHARES                               OF THE DATE OF THIS REPORT FOR CLASS A, CLASS
Inception (3/28/02)                  9.02%   B, CLASS C, CLASS Y AND INVESTOR CLASS SHARES
 5 Years                             9.69    WAS 1.13%, 1.88%, 1.88%, 0.88% AND 1.13%,
 1 Year                            -47.50    RESPECTIVELY. THE EXPENSE RATIOS PRESENTED
CLASS C SHARES                               ABOVE MAY VARY FROM THE EXPENSE RATIOS
Inception (2/14/00)                 11.17%   PRESENTED IN OTHER SECTIONS OF THIS REPORT
 5 Years                             9.96    THAT ARE BASED ON EXPENSES INCURRED DURING
 1 Year                            -45.36    THE PERIOD COVERED BY THIS REPORT.
CLASS Y SHARES
10 Years                            13.49%      CLASS A SHARE PERFORMANCE REFLECTS THE
 5 Years                            10.82    MAXIMUM 5.50% SALES CHARGE, AND CLASS B
 1 Year                            -44.31    AND CLASS C SHARE PERFORMANCE REFLECTS THE
INVESTOR CLASS SHARES                        APPLICABLE CONTINGENT DEFERRED SALES
Inception (1/19/84)                  8.92%   CHARGE (CDSC) FOR THE PERIOD INVOLVED. THE
10 Years                            13.47    CDSC ON CLASS B SHARES DECLINES FROM 5%
 5 Years                            10.78    BEGINNING AT THE TIME OF PURCHASE TO 0% AT
 1 Year                            -44.40    THE BEGINNING OF THE SEVENTH YEAR. THE
==========================================   CDSC ON CLASS C SHARES IS 1% FOR THE FIRST
                                             YEAR AFTER PURCHASE. CLASS Y AND INVESTOR
CLASS Y SHARES' INCEPTION DATE IS OCTOBER    CLASS SHARES DO NOT HAVE A FRONT-END SALES
3, 2008; RETURNS SINCE THAT DATE ARE ACTUAL  CHARGE OR A CDSC; THEREFORE, PERFORMANCE
RETURNS. ALL OTHER RETURNS ARE BLENDED       IS AT NET ASSET VALUE.
RETURNS OF ACTUAL CLASS Y SHARE
PERFORMANCE AND RESTATED INVESTOR CLASS         THE PERFORMANCE OF THE FUND'S SHARE
SHARE PERFORMANCE (FOR PERIODS PRIOR TO      CLASSES WILL DIFFER PRIMARILY DUE TO
THE INCEPTION DATE OF CLASS Y SHARES) AT     DIFFERENT SALES CHARGE STRUCTURES AND
NET ASSET VALUE. THE RESTATED INVESTOR       CLASS EXPENSES.
CLASS SHARE PERFORMANCE REFLECTS THE RULE
12B-1 FEES APPLICABLE TO INVESTOR CLASS         HAD THE ADVISOR NOT WAIVED FEES AND/OR
SHARES AS WELL AS ANY FEE WAIVERS OR         REIMBURSED EXPENSES ON CLASS B AND CLASS C
EXPENSE REIMBURSEMENTS RECEIVED BY           SHARES IN THE PAST, PERFORMANCE WOULD HAVE
INVESTOR CLASS SHARES. INVESTOR CLASS        BEEN LOWER.
SHARES' INCEPTION DATE IS JANUARY 19,
1984.                                        (1) Total annual operating expenses less
                                                 any contractual fee waivers and/or
   THE PERFORMANCE DATA QUOTED REPRESENT         expense reimbursements by the advisor
PAST PERFORMANCE AND CANNOT GUARANTEE            in effect through at least June 30,
COMPARABLE FUTURE RESULTS; CURRENT               2009. See current prospectus for more
PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE       information.
VISIT invescoaim.com FOR THE MOST RECENT
MONTH-END PERFORMANCE. PERFORMANCE FIGURES
REFLECT REINVESTED DISTRIBUTIONS, CHANGES
IN NET ASSET VALUE AND THE EFFECT OF THE
MAXIMUM SALES CHARGE UNLESS OTHERWISE
STATED. INVESTMENT RETURN AND PRINCIPAL
VALUE WILL FLUCTUATE SO THAT YOU MAY HAVE
A GAIN OR LOSS WHEN YOU SELL SHARES.


7   AIM ENERGY FUND

====================================================================================================================================
AIM ENERGY FUND'S INVESTMENT OBJECTIVE IS CAPITAL GROWTH.

o Unless otherwise stated, information presented in this report is as of March 31, 2009, and is based on total net assets.

o Unless otherwise noted, all data provided by Invesco Aim.

ABOUT SHARE CLASSES                          o The prices of securities held by the       OTHER INFORMATION
                                               Fund may decline in response to market
o Effective September 30, 2003, only           risks.                                     o The Chartered Financial
  previously established qualified plans                                                    Analyst--REGISTERED TRADEMARK--
  are eligible to purchase Class B shares    o The Fund's investments are concentrated      (CFA--REGISTERED TRADEMARK--)
  of any AIM fund.                             in a comparatively narrow segment of         designation is a globally recognized
                                               the economy. Consequently, the Fund may      standard for measuring the competence
o Class Y shares are available to only         tend to be more volatile than other          and integrity of investment
  certain investors. Please see the            mutual funds, and the value of the           professionals.
  prospectus for more information.             Fund's investments may tend to rise and
                                               fall more rapidly.                         o The returns shown in management's
o All Investor Class shares are closed to                                                   discussion of Fund performance are
  new investors. Contact your financial      ABOUT INDEXES USED IN THIS REPORT              based on net asset values calculated
  advisor about purchasing our other                                                        for shareholder transactions. Generally
  share classes.                             o The S&P 500--REGISTERED TRADEMARK--          accepted accounting principles require
                                               INDEX is a market                            adjustments to be made to the net
PRINCIPAL RISKS OF INVESTING IN THE FUND       capitalization-weighted index covering       assets of the Fund at period end for
                                               all major areas of the U.S. economy. It      financial reporting purposes, and as
o Since a large percentage of the Fund's       is not the 500 largest companies, but        such, the net asset values for
  assets may be invested in securities of      rather the most widely held 500              shareholder transactions and the
  a limited number of companies, each          companies chosen with respect to market      returns based on those net asset values
  investment has a greater effect on the       size, liquidity, and their industry.         may differ from the net asset values
  Fund's overall performance, and any                                                       and returns reported in the Financial
  change in the value of those securities    o The DOW JONES U.S. OIL & GAS INDEX           Highlights.
  could significantly affect the value of      measures the performance of energy
  your investment in the Fund.                 companies within the United States. The    o Industry classifications used in this
                                               index maintains an approximate               report are generally according to the
o The businesses in which the Fund             weighting of 95% in U.S. coal, oil and       Global Industry Classification
  invests may be adversely affected by         drilling, and pipeline companies.            Standard, which was developed by and is
  foreign government, federal or state                                                      the exclusive property and a service
  regulations on energy production,          o The LIPPER NATURAL RESOURCE FUNDS INDEX      mark of MSCI Inc. and Standard &
  distribution and sale. Short-term            is an equally weighted representation        Poor's.
  fluctuations in commodity prices may         of the largest funds in the Lipper
  influence Fund returns and increase          Natural Resource Funds category. These
  price fluctuations of the Fund's             funds invest primarily in the equity
  shares.                                      securities of domestic companies
                                               engaged in natural resources.
o Prices of equity securities change in
  response to many factors including the     o The Fund is not managed to track the
  historical and prospective earnings of       performance of any particular index,
  the issuer, the value of its assets,         including the indexes defined here, and
  general economic conditions, interest        consequently, the performance of the
  rates, investor perceptions and market       Fund may deviate significantly from the
  liquidity.                                   performance of the indexes.

o Foreign securities have additional         o A direct investment cannot be made in
  risks, including exchange rate changes,      an index. Unless otherwise indicated,
  political and economic upheaval, the         index results include reinvested
  relative lack of information,                dividends, and they do not reflect
  relatively low market liquidity, and         sales charges. Performance of an index
  the potential lack of strict financial       of funds reflects fund expenses;
  and accounting controls and standards.       performance of a market index does not.

o There is no guarantee that the
  investment techniques and risk analyses
  used by the Fund's portfolio managers
  will produce the desired results.

=======================================================================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS,     ==========================================
WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES.           FUND NASDAQ SYMBOLS
INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.
=======================================================================================   Class A Shares                       IENAX
                                                                                          Class B Shares                       IENBX
NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE                                         Class C Shares                       IEFCX
                                                                                          Class Y Shares                       IENYX
                                                                                          Investor Class Shares                FSTEX
                                                                                          ==========================================


8   AIM ENERGY FUND

Supplement to Annual Report dated 3/31/09

AIM ENERGY FUND

                                             ==========================================
INSTITUTIONAL CLASS SHARES                   AVERAGE ANNUAL TOTAL RETURNS                    Please note that past performance is
                                             For periods ended 3/31/09                    not indicative of future results. More
The following information has been                                                        recent returns may be more or less than
prepared to provide Institutional Class      Inception (1/31/06)                 -8.08%   those shown. All returns assume
shareholders with a performance overview       1 Year                           -44.11    reinvestment of distributions at NAV.
specific to their holdings. Institutional    ==========================================   Investment return and principal value will
Class shares are offered exclusively to                                                   fluctuate so your shares, when redeemed,
institutional investors, including defined   Institutional Class shares have no sales     may be worth more or less than their
contribution plans that meet certain         charge; therefore, performance is at net     original cost. See full report for
criteria.                                    asset value (NAV). Performance of            information on comparative benchmarks.
                                             Institutional Class shares will differ       Please consult your Fund prospectus for
                                             from performance of other share classes      more information. For the most current
                                             primarily due to differing sales charges     month-end performance, please call 800 451
                                             and class expenses.                          4246 or visit invescoaim.com.

                                                The net annual Fund operating expense     (1) Total annual operating expenses less
                                             ratio set forth in the most recent Fund          any contractual fee waivers and/or
                                             prospectus as of the date of this                expense reimbursements by the advisor
                                             supplement for Institutional Class shares        in effect through at least June 30,
                                             was 0.69%.(1) The total annual Fund              2009. See current prospectus for more
                                             operating expense ratio set forth in the         information.
                                             most recent Fund prospectus as of the date
                                             of this supplement for Institutional Class
                                             shares was 0.70%.The expense ratios
                                             presented above may vary from the expense
                                             ratios presented in other sections of the
                                             actual report that are based on expenses
                                             incurred during the period covered by the
                                             report.

==========================================
NASDAQ SYMBOL                        IENIX
==========================================

Over for information on your Fund's expenses.

THIS SUPPLEMENT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND
PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND
EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.

FOR INSTITUTIONAL INVESTOR USE ONLY
                                                                                                                  [INVESCO AIM LOGO]
This material is for institutional investor use only and may not be quoted, reproduced                             - SERVICE MARK -
or shown to the public, nor used in written form as sales literature for public use.

invescoaim.com   I-ENE-INS-1   Invesco Aim Distributors, Inc.

CALCULATING YOUR ONGOING FUND EXPENSES


EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2008, through March 31, 2009.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.


-----------------------------------------------------------------------------------------------------------
                                                                            HYPOTHETICAL
                                                                      (5% ANNUAL RETURN BEFORE
                                                   ACTUAL                     EXPENSES)
                                         ------------------------------------------------------
                            BEGINNING        ENDING       EXPENSES       ENDING       EXPENSES   ANNUALIZED
                          ACCOUNT VALUE  ACCOUNT VALUE  PAID DURING  ACCOUNT VALUE  PAID DURING    EXPENSE
          CLASS             (10/01/08)   (03/31/09)(1)   PERIOD(2)     (03/31/09)    PERIOD(2)      RATIO
-----------------------------------------------------------------------------------------------------------
      Institutional         $1,000.00       $676.50        $3.34       $1,020.94       $4.03        0.80%
-----------------------------------------------------------------------------------------------------------



(1) The actual ending account value is based on the actual total return of the Fund for the period October 1, 2008, through March 31, 2009, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half year.


AIM ENERGY FUND

SCHEDULE OF INVESTMENTS(a)

March 31, 2009




                                                       SHARES           VALUE
---------------------------------------------------------------------------------

COMMON STOCKS-89.11%

GAS UTILITIES-1.74%

EQT Corp.                                               283,000    $    8,866,390
---------------------------------------------------------------------------------
Questar Corp.                                           291,000         8,564,130
=================================================================================
                                                                       17,430,520
=================================================================================


INTEGRATED OIL & GAS-28.27%

BP PLC-ADR (United Kingdom)                           1,014,000        40,661,400
---------------------------------------------------------------------------------
Exxon Mobil Corp.                                       262,000        17,842,200
---------------------------------------------------------------------------------
Hess Corp.                                              500,000        27,100,000
---------------------------------------------------------------------------------
Marathon Oil Corp.                                    1,000,000        26,290,000
---------------------------------------------------------------------------------
Murphy Oil Corp.                                        323,000        14,460,710
---------------------------------------------------------------------------------
Occidental Petroleum Corp.                              911,000        50,697,150
---------------------------------------------------------------------------------
Petroleo Brasileiro S.A.-ADR (Brazil)                   907,000        27,636,290
---------------------------------------------------------------------------------
Royal Dutch Shell PLC-ADR (United Kingdom)              520,000        23,036,000
---------------------------------------------------------------------------------
Suncor Energy, Inc. (Canada)                            527,000        11,704,670
---------------------------------------------------------------------------------
Total S.A.-ADR (France)                                 890,000        43,663,400
=================================================================================
                                                                      283,091,820
=================================================================================


MULTI-UTILITIES-4.36%

Sempra Energy                                           945,000        43,696,800
=================================================================================


OIL & GAS DRILLING-2.63%

Hercules Offshore, Inc.(b)                              453,008           715,753
---------------------------------------------------------------------------------
Transocean Ltd. (Switzerland)(b)                        435,000        25,595,400
=================================================================================
                                                                       26,311,153
=================================================================================


OIL & GAS EQUIPMENT & SERVICES-15.68%

Cameron International Corp.(b)                        1,150,000        25,219,500
---------------------------------------------------------------------------------
Halliburton Co.                                       1,740,000        26,917,800
---------------------------------------------------------------------------------
National-Oilwell Varco Inc.(b)                          940,000        26,987,400
---------------------------------------------------------------------------------
Oceaneering International, Inc.(b)                      700,000        25,809,000
---------------------------------------------------------------------------------
Schlumberger Ltd.                                       493,000        20,025,660
---------------------------------------------------------------------------------
Weatherford International Ltd. (Switzerland)(b)       2,899,000        32,091,930
=================================================================================
                                                                      157,051,290
=================================================================================


OIL & GAS EXPLORATION & PRODUCTION-32.61%

Anadarko Petroleum Corp.                                775,000        30,139,750
---------------------------------------------------------------------------------
Apache Corp.                                            525,000        33,647,250
---------------------------------------------------------------------------------
Bill Barrett Corp.(b)                                   810,000        18,014,400
---------------------------------------------------------------------------------
Chesapeake Energy Corp.                                 500,000         8,530,000
---------------------------------------------------------------------------------
Continental Resources, Inc.(b)                        1,302,000        27,615,420
---------------------------------------------------------------------------------
Devon Energy Corp.                                      530,000        23,685,700
---------------------------------------------------------------------------------
Noble Energy, Inc.                                      515,000        27,748,200
---------------------------------------------------------------------------------
Petrohawk Energy Corp.(b)                             1,200,000        23,076,000
---------------------------------------------------------------------------------
Plains Exploration & Production Co.(b)                1,500,000        25,845,000
---------------------------------------------------------------------------------
Range Resources Corp.                                   696,000        28,647,360
---------------------------------------------------------------------------------
Southwestern Energy Co.(b)                              995,000        29,541,550
---------------------------------------------------------------------------------
Talisman Energy Inc. (Canada)                         2,004,000        21,042,000
---------------------------------------------------------------------------------
XTO Energy, Inc.                                        950,000        29,089,000
=================================================================================
                                                                      326,621,630
=================================================================================


OIL & GAS STORAGE & TRANSPORTATION-3.82%

El Paso Corp.                                         2,300,000        14,375,000
---------------------------------------------------------------------------------
Williams Cos., Inc. (The)                             2,100,000        23,898,000
=================================================================================
                                                                       38,273,000
=================================================================================
  Total Common Stocks (Cost $1,222,915,450)                           892,476,213
=================================================================================



MONEY MARKET FUNDS-10.56%

Liquid Assets Portfolio-Institutional Class(c)       52,895,712        52,895,712
---------------------------------------------------------------------------------
Premier Portfolio-Institutional Class(c)             52,895,712        52,895,712
=================================================================================
     Total Money Market Funds (Cost $105,791,424)                     105,791,424
=================================================================================
TOTAL INVESTMENTS-99.67% (Cost $1,328,706,874)                        998,267,637
=================================================================================
OTHER ASSETS LESS LIABILITIES-0.33%                                     3,257,787
=================================================================================
NET ASSETS-100.00%                                                 $1,001,525,424
_________________________________________________________________________________
=================================================================================



Investment Abbreviations:

ADR  - American Depositary Receipt


Notes to Schedule of Investments:

(a) Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor's.
(b)   Non-income producing security.
(c) The money market fund and the Fund are affiliated by having the same investment advisor.


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        AIM ENERGY FUND

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2009




ASSETS:

Investments, at value (Cost $1,222,915,450)                         $  892,476,213
----------------------------------------------------------------------------------
Investments in affiliated money market funds, at value and cost        105,791,424
==================================================================================
     Total investments (Cost $1,328,706,874)                           998,267,637
==================================================================================
Receivables for:
  Investments sold                                                         121,693
----------------------------------------------------------------------------------
  Fund shares sold                                                       5,185,758
----------------------------------------------------------------------------------
  Dividends                                                              1,712,991
----------------------------------------------------------------------------------
Investment for trustee deferred compensation and retirement plans           23,562
----------------------------------------------------------------------------------
Other assets                                                                64,882
==================================================================================
     Total assets                                                    1,005,376,523
__________________________________________________________________________________
==================================================================================


LIABILITIES:

Payables for:
  Fund shares reacquired                                                 2,215,152
----------------------------------------------------------------------------------
  Amount due custodian                                                     603,410
----------------------------------------------------------------------------------
  Accrued fees to affiliates                                               802,560
----------------------------------------------------------------------------------
  Accrued other operating expenses                                         121,415
----------------------------------------------------------------------------------
Trustee deferred compensation and retirement plans                         108,562
==================================================================================
     Total liabilities                                                   3,851,099
==================================================================================
Net assets applicable to shares outstanding                         $1,001,525,424
__________________________________________________________________________________
==================================================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest                                       $1,445,959,462
----------------------------------------------------------------------------------
Undistributed net investment income                                        747,168
----------------------------------------------------------------------------------
Undistributed net realized gain (loss)                                (114,741,969)
----------------------------------------------------------------------------------
Unrealized appreciation (depreciation)                                (330,439,237)
==================================================================================
                                                                    $1,001,525,424
__________________________________________________________________________________
==================================================================================



NET ASSETS:

Class A                                                             $  453,132,787
__________________________________________________________________________________
==================================================================================
Class B                                                             $   78,085,182
__________________________________________________________________________________
==================================================================================
Class C                                                             $  122,123,235
__________________________________________________________________________________
==================================================================================
Class Y                                                             $    8,893,629
__________________________________________________________________________________
==================================================================================
Investor Class                                                      $  335,874,489
__________________________________________________________________________________
==================================================================================
Institutional Class                                                 $    3,416,102
__________________________________________________________________________________
==================================================================================


SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                                                 18,952,103
__________________________________________________________________________________
==================================================================================
Class B                                                                  3,508,542
__________________________________________________________________________________
==================================================================================
Class C                                                                  5,624,149
__________________________________________________________________________________
==================================================================================
Class Y                                                                    372,770
__________________________________________________________________________________
==================================================================================
Investor Class                                                          14,098,026
__________________________________________________________________________________
==================================================================================
Institutional Class                                                        140,464
__________________________________________________________________________________
==================================================================================
Class A:
  Net asset value per share                                         $        23.91
----------------------------------------------------------------------------------
  Maximum offering price per share
     (Net asset value of $23.91 divided by 94.50%)                  $        25.30
__________________________________________________________________________________
==================================================================================
Class B:
  Net asset value and offering price per share                      $        22.26
__________________________________________________________________________________
==================================================================================
Class C:
  Net asset value and offering price per share                      $        21.71
__________________________________________________________________________________
==================================================================================
Class Y:
  Net asset value and offering price per share                      $        23.86
__________________________________________________________________________________
==================================================================================
Investor Class:
  Net asset value and offering price per share                      $        23.82
__________________________________________________________________________________
==================================================================================
Institutional Class:
  Net asset value and offering price per share                      $        24.32
__________________________________________________________________________________
==================================================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        AIM ENERGY FUND

STATEMENT OF OPERATIONS

For the year ended March 31, 2009




INVESTMENT INCOME:

Dividends (net of foreign withholding taxes of $714,522)                           $  19,703,661
------------------------------------------------------------------------------------------------
Dividends from affiliated money market funds (includes securities lending income
  of $175,250)                                                                         1,992,462
================================================================================================
     Total investment income                                                          21,696,123
================================================================================================


EXPENSES:

Advisory fees                                                                          9,832,652
------------------------------------------------------------------------------------------------
Administrative services fees                                                             402,439
------------------------------------------------------------------------------------------------
Custodian fees                                                                            44,905
------------------------------------------------------------------------------------------------
Distribution fees:
  Class A                                                                              1,764,596
------------------------------------------------------------------------------------------------
  Class B                                                                              1,354,660
------------------------------------------------------------------------------------------------
  Class C                                                                              1,894,709
------------------------------------------------------------------------------------------------
  Investor Class                                                                       1,398,262
------------------------------------------------------------------------------------------------
Transfer agent fees -- A, B, C, Y and Investor                                         3,564,091
------------------------------------------------------------------------------------------------
Transfer agent fees -- Institutional                                                         601
------------------------------------------------------------------------------------------------
Trustees' and officers' fees and benefits                                                 65,630
------------------------------------------------------------------------------------------------
Other                                                                                    711,391
================================================================================================
     Total expenses                                                                   21,033,936
================================================================================================
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)                (155,681)
================================================================================================
     Net expenses                                                                     20,878,255
================================================================================================
Net investment income                                                                    817,868
================================================================================================


REALIZED AND UNREALIZED GAIN (LOSS) FROM:

Net realized gain (loss) from investment securities                                 (113,798,555)
================================================================================================
Change in net unrealized appreciation (depreciation) of investment securities       (753,545,845)
================================================================================================
Net realized and unrealized gain (loss)                                             (867,344,400)
================================================================================================
Net increase (decrease) in net assets resulting from operations                    $(866,526,532)
________________________________________________________________________________________________
================================================================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        AIM ENERGY FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended March 31, 2009 and 2008



                                                                                2009              2008
-----------------------------------------------------------------------------------------------------------

OPERATIONS:

  Net investment income (loss)                                             $      817,868    $   (2,512,792)
-----------------------------------------------------------------------------------------------------------
  Net realized gain (loss)                                                   (113,798,555)      356,132,842
-----------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation)                       (753,545,845)       93,475,428
===========================================================================================================
     Net increase (decrease) in net assets resulting from operations         (866,526,532)      447,095,478
===========================================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                                      (7,219,093)     (158,355,876)
-----------------------------------------------------------------------------------------------------------
  Class B                                                                      (1,429,499)      (36,010,926)
-----------------------------------------------------------------------------------------------------------
  Class C                                                                      (2,088,406)      (47,398,822)
-----------------------------------------------------------------------------------------------------------
  Class Y                                                                         (31,895)               --
-----------------------------------------------------------------------------------------------------------
  Investor Class                                                               (5,580,498)     (132,884,871)
-----------------------------------------------------------------------------------------------------------
  Institutional Class                                                             (50,596)         (366,456)
===========================================================================================================
     Total distributions from net realized gains                              (16,399,987)     (375,016,951)
===========================================================================================================
Share transactions-net:
  Class A                                                                      (6,569,055)      281,663,485
-----------------------------------------------------------------------------------------------------------
  Class B                                                                     (19,581,568)       29,756,451
-----------------------------------------------------------------------------------------------------------
  Class C                                                                      (3,460,678)       71,768,967
-----------------------------------------------------------------------------------------------------------
  Class Y                                                                       9,345,797                --
-----------------------------------------------------------------------------------------------------------
  Investor Class                                                              (37,993,135)      158,109,710
-----------------------------------------------------------------------------------------------------------
  Institutional Class                                                           4,195,770         2,236,260
===========================================================================================================
     Net increase (decrease) in net assets resulting from share
       transactions                                                           (54,062,869)      543,534,873
===========================================================================================================
     Net increase (decrease) in net assets                                   (936,989,388)      615,613,400
===========================================================================================================


NET ASSETS:

  Beginning of year                                                         1,938,514,812     1,322,901,412
===========================================================================================================
  End of year (includes undistributed net investment income (loss) of
     $747,168 and $(101,639), respectively)                                $1,001,525,424    $1,938,514,812
___________________________________________________________________________________________________________
===========================================================================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        AIM ENERGY FUND

NOTES TO FINANCIAL STATEMENTS

March 31, 2009

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Energy Fund (the "Fund") is a series portfolio of AIM Sector Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

  The Fund's investment objective is capital growth.

  The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class Y, Investor Class and Institutional Class. Investor Class shares of the Fund are offered only to certain grandfathered investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to contingent deferred sales charges ("CDSC"). Class B shares and Class C shares are sold with a CDSC. Class Y, Investor Class and Institutional Class shares are sold at net asset value. Generally, Class B shares will automatically convert to Class A shares on or the about month-end which is at least eight years after the date of purchase.

  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

        A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

        Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

        Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.

        Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

        Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities and Corporate Loans. The mean between the last bid and asked prices may be used to value debt obligations other than Corporate Loans.

        Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

        Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.


13        AIM ENERGY FUND

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

        The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.

        Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
      (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

        The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment advisor may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

        The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund's servicing agreements, that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. OTHER RISKS -- The Fund's investments are concentrated in a comparatively narrow segment of the economy. Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund's investments may tend to rise and fall more rapidly.

        The businesses in which the Fund invests may be adversely affected by foreign government, federal or state regulations on energy production, distribution and sale. Short-term fluctuations in commodity prices may influence Fund returns and increase price fluctuations of the Fund's shares.

J. SECURITIES LENDING -- The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.


14        AIM ENERGY FUND

K. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and
      (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

        The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

L. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. Fluctuations in the value of these contracts are recorded as unrealized appreciation (depreciation) until the contracts are closed. When these contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. The Fund could be exposed to risk, which may be in excess of the amount reflected in the Statement of Assets and Liabilities, if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with Invesco Aim Advisors, Inc. (the "Advisor" or "Invesco Aim"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Advisor based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                            RATE
-------------------------------------------------------------------
First $350 million                                           0.75%
-------------------------------------------------------------------
Next $350 million                                            0.65%
-------------------------------------------------------------------
Next $1.3 billion                                            0.55%
-------------------------------------------------------------------
Next $2 billion                                              0.45%
-------------------------------------------------------------------
Next $2 billion                                              0.40%
-------------------------------------------------------------------
Next $2 billion                                              0.375%
-------------------------------------------------------------------
Over $8 billion                                              0.35%
___________________________________________________________________
===================================================================




  Under the terms of a master sub-advisory agreement the Advisor and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the "Affiliated Sub-Advisors") the Advisor, not the Fund, may pay 40% of the fees paid to the Advisor to any such Affiliated Sub-Advisor(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Advisor(s).

  The Advisor has contractually agreed, through at least June 30, 2009, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Advisor receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

  For the year ended March 31, 2009, the Advisor waived advisory fees of $110,829.

  At the request of the Trustees of the Trust, Invesco Ltd. ("Invesco") agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended March 31, 2009, Invesco reimbursed expenses of the Fund in the amount of $5,496.

  The Trust has entered into a master administrative services agreement with Invesco Aim pursuant to which the Fund has agreed to pay Invesco Aim for certain administrative costs incurred in providing accounting services to the Fund. For the year ended March 31, 2009, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.

  The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. ("IAIS") pursuant to which the Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the course of providing such services. IAIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IAIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust's Board of Trustees. For the year ended March 31, 2009, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.


15        AIM ENERGY FUND

  The Trust has entered into master distribution agreements with Invesco Aim Distributors, Inc. ("IADI") to serve as the distributor for the Class A, Class B, Class C, Class Y, Investor Class and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Investor Class shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays IADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Investor Class shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority ("FINRA") impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended March 31, 2009, expenses incurred under the Plan are shown in the Statement of Operations as distribution fees.

  Front-end sales commissions and CDSC (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended March 31, 2009, IADI advised the Fund that IADI retained $449,436 in front-end sales commissions from the sale of Class A shares and $18,448, $332,850 and $94,909 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

  Certain officers and trustees of the Trust are officers and directors of Invesco Aim, IAIS and/or IADI.

NOTE 3--SUPPLEMENTAL INFORMATION

The Fund adopted the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), effective with the beginning of the Fund's fiscal year. SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment's assigned level:

  Level 1 -- Prices are determined using quoted prices in an active market for identical assets.

  Level 2 -- Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

  Level 3 -- Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

  Below is a summary of the tiered valuation input levels, as of the end of the reporting period, March 31, 2009. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

                        INVESTMENTS IN
INPUT LEVEL               SECURITIES
--------------------------------------
Level 1                  $998,267,637
--------------------------------------
Level 2                            --
--------------------------------------
Level 3                            --
======================================
                         $998,267,637
______________________________________
======================================



NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended March 31, 2009, the Fund engaged in securities purchases of $1,177,400.

NOTE 5--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended March 31, 2009, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $39,356.


16        AIM ENERGY FUND

NOTE 6--TRUSTEES' AND OFFICERS' FEES AND BENEFITS

"Trustees' and Officers' Fees and Benefits" include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officers' Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officers' Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

  During the year ended March 31, 2009, the Fund paid legal fees of $9,561 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--CASH BALANCES

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either
(i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco Aim, not to exceed the contractually agreed upon rate.

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

TAX CHARACTER OF DISTRIBUTIONS TO SHAREHOLDERS PAID DURING THE YEARS ENDED MARCH 31, 2009 AND 2008:

                                                                                2009            2008
--------------------------------------------------------------------------------------------------------
Ordinary income                                                             $    14,915     $         --
--------------------------------------------------------------------------------------------------------
Long-term capital gain                                                       16,385,072      375,016,951
========================================================================================================
Total distributions                                                         $16,399,987     $375,016,951
________________________________________________________________________________________________________
========================================================================================================



TAX COMPONENTS OF NET ASSETS AT PERIOD-END:

                                                                                        2009
-------------------------------------------------------------------------------------------------
Undistributed ordinary income                                                      $      862,433
-------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) -- investments                            (333,395,008)
-------------------------------------------------------------------------------------------------
Temporary book/tax differences                                                           (115,265)
-------------------------------------------------------------------------------------------------
Post-October deferrals                                                                (98,622,027)
-------------------------------------------------------------------------------------------------
Capital loss carryforward                                                             (13,164,171)
-------------------------------------------------------------------------------------------------
Shares of beneficial interest                                                       1,445,959,462
=================================================================================================
Total net assets                                                                   $1,001,525,424
_________________________________________________________________________________________________
=================================================================================================




  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

  The Fund has a capital loss carryforward as of March 31, 2009 which expires as follows:

                                                                                   CAPITAL LOSS
EXPIRATION                                                                        CARRYFORWARD*
-----------------------------------------------------------------------------------------------
March 31, 2017                                                                     $13,164,171
_______________________________________________________________________________________________
===============================================================================================



* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.


17        AIM ENERGY FUND

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended March 31, 2009 was $935,605,219 and $1,058,324,444, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

         UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities                         $  56,035,888
------------------------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities                        (389,430,896)
================================================================================================
Net unrealized appreciation (depreciation) of investment securities                $(333,395,008)
________________________________________________________________________________________________
================================================================================================
Cost of investments for tax purposes is $1,331,662,645.




NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of expired capital loss carryforward, on March 31, 2009, undistributed net investment income was increased by $30,939, undistributed net realized gain (loss) was increased by $1,251,271 and shares of beneficial interest decreased by $1,282,210. This reclassification had no effect on the net assets of the Fund.

NOTE 11--SHARE INFORMATION


                                                                               SUMMARY OF SHARE ACTIVITY
--------------------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED MARCH 31,
                                                            --------------------------------------------------------------
                                                                       2009(a)                            2008
                                                            -----------------------------     ----------------------------
                                                               SHARES           AMOUNT          SHARES           AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                    10,398,527     $ 382,101,561      8,248,687     $ 379,458,746
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                     1,269,221        45,942,470      1,109,300        48,759,257
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                     2,572,358        84,211,834      1,865,868        80,927,664
--------------------------------------------------------------------------------------------------------------------------
  Class Y(b)                                                    403,637        10,086,132             --                --
--------------------------------------------------------------------------------------------------------------------------
  Investor Class                                              6,023,554       241,173,477      4,277,962       195,272,865
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                           188,427         8,951,224         42,822         1,998,259
==========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                       285,778         6,898,558      3,426,215       147,430,044
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                        58,006         1,306,286        811,669        32,864,458
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                        91,070         2,000,845      1,127,524        44,509,062
--------------------------------------------------------------------------------------------------------------------------
  Class Y                                                         1,297            31,212             --                --
--------------------------------------------------------------------------------------------------------------------------
  Investor Class                                                226,831         5,455,427      3,029,454       129,902,978
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                             2,059            50,466          8,316           361,641
==========================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                       391,494        14,947,875        282,180        12,864,317
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (418,552)      (14,947,875)      (297,730)      (12,864,317)
==========================================================================================================================
Reacquired:
  Class A(b)                                                (11,596,146)     (410,517,049)    (5,604,431)     (258,089,622)
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                    (1,595,886)      (51,882,449)      (900,401)      (39,002,947)
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                    (2,827,045)      (89,673,357)    (1,264,793)      (53,667,759)
--------------------------------------------------------------------------------------------------------------------------
  Class Y                                                       (32,164)         (771,547)            --                --
--------------------------------------------------------------------------------------------------------------------------
  Investor Class(b)                                          (7,789,962)     (284,622,039)    (3,693,645)     (167,066,133)
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                          (100,663)       (4,805,920)        (2,944)         (123,640)
==========================================================================================================================
     Net increase (decrease) in share activity               (2,448,159)    $ (54,062,869)    12,466,053     $ 543,534,873
__________________________________________________________________________________________________________________________
==========================================================================================================================



(a) There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 24% of the outstanding shares of the Fund. IADI has an agreement with these entities to sell Fund shares. The Fund, Invesco Aim and/or Invesco Aim affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco Aim and/or Invesco Aim affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b) Effective upon the commencement date of Class Y shares, October 3, 2008, the following shares were converted from Class A and Investor Class into Class Y shares of the Fund:

     CLASS                                                                        SHARES         AMOUNT
     ----------------------------------------------------------------------------------------------------
     Class Y                                                                      73,065      $ 2,274,502
     ----------------------------------------------------------------------------------------------------
     Class A                                                                     (47,663)      (1,489,020)
     ----------------------------------------------------------------------------------------------------
     Investor Class                                                              (25,232)        (785,482)
     ____________________________________________________________________________________________________
     ====================================================================================================





18        AIM ENERGY FUND

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                         NET GAINS
                             NET ASSET       NET        (LOSSES) ON                DISTRIBUTIONS
                              VALUE,     INVESTMENT  SECURITIES (BOTH  TOTAL FROM     FROM NET     NET ASSET
                           BEGINNING OF    INCOME      REALIZED AND    INVESTMENT     REALIZED    VALUE, END    TOTAL
                              PERIOD      (LOSS)(a)     UNREALIZED)    OPERATIONS      GAINS       OF PERIOD  RETURN(b)
-----------------------------------------------------------------------------------------------------------------------
CLASS A
Year ended 03/31/09           $43.71       $ 0.07         $(19.47)       $(19.40)     $ (0.40)      $23.91      (44.39)%
Year ended 03/31/08            41.02         0.00           13.10          13.10       (10.41)       43.71       32.35
Year ended 03/31/07            43.17        (0.04)           4.44           4.40        (6.55)       41.02       10.48
Year ended 03/31/06            32.86        (0.06)          12.73          12.67        (2.36)       43.17       38.90
Year ended 03/31/05            22.27        (0.09)          10.68          10.59           --        32.86       47.55
-----------------------------------------------------------------------------------------------------------------------
CLASS B
Year ended 03/31/09            41.04        (0.19)         (18.19)        (18.38)       (0.40)       22.26      (44.79)
Year ended 03/31/08            39.28        (0.32)          12.49          12.17       (10.41)       41.04       31.35
Year ended 03/31/07            41.90        (0.34)           4.27           3.93        (6.55)       39.28        9.64
Year ended 03/31/06            32.17        (0.35)          12.44          12.09        (2.36)       41.90       37.92
Year ended 03/31/05            21.94        (0.25)          10.48          10.23           --        32.17       46.63
-----------------------------------------------------------------------------------------------------------------------
CLASS C
Year ended 03/31/09            40.06        (0.19)         (17.76)        (17.95)       (0.40)       21.71      (44.82)
Year ended 03/31/08            38.53        (0.32)          12.26          11.94       (10.41)       40.06       31.37
Year ended 03/31/07            41.22        (0.34)           4.20           3.86        (6.55)       38.53        9.63
Year ended 03/31/06            31.68        (0.35)          12.25          11.90        (2.36)       41.22       37.91
Year ended 03/31/05            21.60        (0.25)          10.33          10.08           --        31.68       46.67
-----------------------------------------------------------------------------------------------------------------------
CLASS Y
Year ended 03/31/09(e)         31.13         0.04           (6.91)         (6.87)       (0.40)       23.86      (22.08)
-----------------------------------------------------------------------------------------------------------------------
INVESTOR CLASS
Year ended 03/31/09            43.56         0.07          (19.41)        (19.34)       (0.40)       23.82      (44.40)
Year ended 03/31/08            40.91         0.00           13.06          13.06       (10.41)       43.56       32.34
Year ended 03/31/07            43.07        (0.04)           4.43           4.39        (6.55)       40.91       10.48
Year ended 03/31/06            32.78        (0.06)          12.71          12.65        (2.36)       43.07       38.94
Year ended 03/31/05            22.19        (0.06)          10.65          10.59           --        32.78       47.72
-----------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS
Year ended 03/31/09            44.23         0.24          (19.75)        (19.51)       (0.40)       24.32      (44.11)
Year ended 03/31/08            41.25         0.20           13.19          13.39       (10.41)       44.23       32.90
Year ended 03/31/07            43.20         0.16            4.44           4.60        (6.55)       41.25       10.95
Year ended 03/31/06(e)         46.46         0.02           (3.28)         (3.26)          --        43.20       (7.02)
_______________________________________________________________________________________________________________________
=======================================================================================================================

                                               RATIO OF          RATIO OF
                                               EXPENSES          EXPENSES
                                              TO AVERAGE      TO AVERAGE NET   RATIO OF NET
                                              NET ASSETS      ASSETS WITHOUT    INVESTMENT
                             NET ASSETS,   WITH FEE WAIVERS    FEE WAIVERS    INCOME (LOSS)
                            END OF PERIOD   AND/OR EXPENSES  AND/OR EXPENSES    TO AVERAGE    PORTFOLIO
                           (000S OMITTED)      ABSORBED          ABSORBED       NET ASSETS   TURNOVER(c)
--------------------------------------------------------------------------------------------------------
CLASS A
Year ended 03/31/09           $453,133           1.16%(d)          1.17%(d)        0.20%(d)       61%
Year ended 03/31/08            851,105           1.11              1.12            0.01           64
Year ended 03/31/07            538,155           1.17              1.17           (0.08)          52
Year ended 03/31/06            525,619           1.19              1.19           (0.16)          72
Year ended 03/31/05            161,529           1.47              1.48           (0.32)          45
--------------------------------------------------------------------------------------------------------
CLASS B
Year ended 03/31/09             78,085           1.91(d)           1.92(d)        (0.55)(d)       61
Year ended 03/31/08            172,190           1.86              1.87           (0.74)          64
Year ended 03/31/07            136,404           1.92              1.92           (0.83)          52
Year ended 03/31/06            147,270           1.93              1.93           (0.90)          72
Year ended 03/31/05             55,559           2.12              2.13           (0.97)          45
--------------------------------------------------------------------------------------------------------
CLASS C
Year ended 03/31/09            122,123           1.91(d)           1.92(d)        (0.55)(d)       61
Year ended 03/31/08            231,832           1.86              1.87           (0.74)          64
Year ended 03/31/07            156,394           1.92              1.92           (0.83)          52
Year ended 03/31/06            171,500           1.93              1.93           (0.90)          72
Year ended 03/31/05             58,626           2.12              2.13           (0.97)          45
--------------------------------------------------------------------------------------------------------
CLASS Y
Year ended 03/31/09(e)           8,894           1.04(d)(f)        1.05(d)(f)      0.32(d)(f)     61
--------------------------------------------------------------------------------------------------------
INVESTOR CLASS
Year ended 03/31/09            335,874           1.16(d)           1.17(d)         0.20(d)        61
Year ended 03/31/08            681,147           1.11              1.12            0.01           64
Year ended 03/31/07            491,847           1.17              1.17           (0.08)          52
Year ended 03/31/06            568,579           1.18              1.18           (0.15)          72
Year ended 03/31/05            378,915           1.37              1.38           (0.22)          45
--------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS
Year ended 03/31/09              3,416           0.70(d)           0.71(d)         0.66(d)        61
Year ended 03/31/08              2,240           0.68              0.69            0.44           64
Year ended 03/31/07                101           0.72              0.72            0.37           52
Year ended 03/31/06(e)              67           0.80(f)           0.80(f)         0.23(f)        72
________________________________________________________________________________________________________
========================================================================================================



(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d) Ratios are based on average daily net assets (000's omitted) of $705,838, $135,466, $189,471, $3,349, $559,305 and $5,142 for Class A, Class B, Class
     C, Class Y, Investor Class and Institutional Class shares, respectively.
(e) Commencement date of Class Y and Institutional Class shares was October 3, 2008 and January 31, 2006, respectively.
(f)  Annualized.


19        AIM ENERGY FUND

NOTE 13--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On May 23, 2008, the Securities and Exchange Commission ("SEC") publicly posted its final approval of the Distribution Plans ("Distribution Plans") for the distribution of monies placed into two separate Fair Funds created pursuant to a settlement reached on October 8, 2004 between Invesco Funds Group, Inc. ("IFG"), Invesco Aim Advisors, Inc. ("Invesco Aim") and Invesco Aim Distributors, Inc. ("IADI") and the SEC (the "Order"). One of the Fair Funds consists of $325 million, plus interest and any contributions by other settling parties, for distribution to shareholders of certain mutual funds formerly advised by IFG who may have been harmed by market timing and related activity. The second Fair Fund consists of $50 million, plus interest and any contributions by other settling parties, for distribution to shareholders of certain mutual funds advised by Invesco Aim who may have been harmed by market timing and related activity. The Distribution Plans provide for the distribution to all eligible investors to compensate such investors for injury they may have suffered as a result of market timing in the affected funds. The Distribution Plans include a provision for any residual amounts in the Fair Funds to be distributed in the future to the affected funds. Because the distribution of the Fair Funds has not yet commenced, management of Invesco Aim and the Fund are unable to estimate the amount of distribution to be made to the Fund, if any.

  At the request of the trustees of the AIM Funds, Invesco Ltd. ("Invesco"), the parent company of IFG and Invesco Aim, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.

PENDING LITIGATION AND REGULATORY INQUIRIES



  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, Invesco Aim, IADI and/or related entities and individuals alleging that the defendants permitted improper market timing and related activity in the AIM Funds.

  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid.

  All lawsuits based on allegations of market timing, late trading and related issues were transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various Invesco Aim- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of ERISA purportedly brought on behalf of participants in the Invesco 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On January 5, 2008, the parties reached an agreement in principle to settle both the Consolidated Amended Class Action Complaint and Consolidated Amended Fund Derivative Complaint, subject to the MDL Court approval. Individual class members have the right to object. On December 15, 2008, the parties reached an agreement in principle to settle the Amended Class Action Complaint for Violations of ERISA, subject to the MDL Court approval. Individual class members have the right to object. No payments are required under the settlement; however, the parties agreed that certain limited changes to benefit plans and participants' accounts would be made.

  IFG, Invesco Aim, IADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, Invesco Aim and IADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, Invesco Aim, IADI and/or related entities and individuals in the future.

  Management of Invesco Aim and the Fund believe that the outcome of the Pending Litigation and Regulatory Inquiries described above will have no material adverse affect on the Fund or on the ability of Invesco Aim and IADI to provide ongoing services to the Fund.



20        AIM ENERGY FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Trustees of AIM Sector Funds and Shareholders of AIM Energy Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Energy Fund (one of the funds constituting AIM Sector Funds, hereafter referred to as the "Fund") at March 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2009 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

May 15, 2009
Houston, Texas



21        AIM ENERGY FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. With the exception of the actual ending account value and expenses of the Class Y shares, the example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2008, through March 31, 2009. The actual ending account and expenses of the Class Y shares in the below example are based on an investment of $1,000 invested as of close of business October 3, 2008 (commencement date) and held through March 31, 2009.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period (as of close of business October 3, 2008 through March 31, 2009 for the Class Y shares). Because the actual ending account value and expense information in the example is not based upon a six month period for the Class Y shares, the ending account value and expense information may not provide a meaningful comparison to mutual funds that provide such information for a full six month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.


---------------------------------------------------------------------------------------------------
                                                                    HYPOTHETICAL
                                                              (5% ANNUAL RETURN BEFORE
                                           ACTUAL                     EXPENSES)
                                 ------------------------------------------------------
                    BEGINNING        ENDING       EXPENSES       ENDING       EXPENSES   ANNUALIZED
                  ACCOUNT VALUE  ACCOUNT VALUE  PAID DURING  ACCOUNT VALUE  PAID DURING    EXPENSE
      CLASS         (10/01/08)   (03/31/09)(1)   PERIOD(2)     (03/31/09)   PERIOD(2,3)     RATIO
---------------------------------------------------------------------------------------------------
        A           $1,000.00       $674.70        $5.55       $1,018.30       $ 6.69       1.33%
---------------------------------------------------------------------------------------------------
        B            1,000.00        672.10         8.67        1,014.56        10.45       2.08
---------------------------------------------------------------------------------------------------
        C            1,000.00        671.90         8.67        1,014.56        10.45       2.08
---------------------------------------------------------------------------------------------------
        Y            1,000.00        779.20         4.56        1,019.75         5.24       1.04
---------------------------------------------------------------------------------------------------
    Investor         1,000.00        674.40         5.55        1,018.30         6.69       1.33
---------------------------------------------------------------------------------------------------



(1) The actual ending account value is based on the actual total return of the Fund for the period October 1, 2008, through March 31, 2009 (as of close of business October 3, 2008, through March 31, 2009 for the Class Y shares), after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half year. For the Class Y shares actual expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 180 (as of close of business October 3, 2008, through March 31, 2009)/365. Because the Class Y shares have not been in existence for a full six month period, the actual ending account value and expense information shown may not provide a meaningful comparison to fund expense information of classes that show such data for a full six month period and, because the actual ending account value and expense information in the expense example covers a short time period, return and expense data may not be indicative of return and expense data for longer time periods.
(3) Hypothetical expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 182/365 to reflect a one-half year period. The hypothetical ending account value and expenses may be used to compare ongoing costs of investing in Class Y shares of the Fund and other funds because such data is based on a full six month period.


22        AIM ENERGY FUND

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended March 31, 2009:

     FEDERAL AND STATE INCOME TAX
     ----------------------------
     Long-Term Capital Gain Dividends                    $16,385,072
     Qualified Dividend Income*                                 100%
     Corporate Dividends Received Deduction*                    100%



     * The above percentages are based on ordinary income dividends paid to shareholders during the Fund's fiscal year.

NON-RESIDENT ALIEN SHAREHOLDER INFORMATION

The percentages of qualifying assets not subject to the U.S. estate tax for the fiscal quarters ended June 30, 2008, September 30, 2008, December 31, 2008 and March 31, 2009 were 20.97%, 22.72%, 25.41%, and 30.54%, respectively.


23        AIM ENERGY FUND

TRUSTEES AND OFFICERS


The address of each trustee and officer of AIM Sector Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 102 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.



NAME, YEAR OF BIRTH AND         TRUSTEE AND/                                                                OTHER
POSITION(S) HELD WITH THE       OR OFFICER    PRINCIPAL OCCUPATION(S)                                       DIRECTORSHIP(S)
TRUST                           SINCE         DURING PAST 5 YEARS                                           HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------

 INTERESTED PERSONS
--------------------------------------------------------------------------------------------------------------------------------

 Martin L.                      2007          Executive Director, Chief Executive Officer and President,    None
 Flanagan(1) -- 1960                          Invesco Ltd. (ultimate parent of Invesco Aim and a global
 Trustee                                      investment management firm); Chairman, Invesco Aim Advisors,
                                              Inc. (registered investment advisor); Trustee, The AIM
                                              Family of Funds--Registered Trademark--; Vice Chairman,
                                              Investment Company Institute; and Member of Executive Board,
                                              SMU Cox School of Business
                                              Formerly: Director, Chairman, Chief Executive Officer and
                                              President, IVZ Inc. (holding company); INVESCO Group
                                              Services, Inc. (service provider); and Invesco North
                                              American Holdings, Inc. (holding company); Director, Chief
                                              Executive Officer and President, Invesco Holding Company
                                              Limited (parent of Invesco Aim and a global investment
                                              management firm); Chairman, Investment Company Institute;
                                              President, Co-Chief Executive Officer, Co-President, Chief
                                              Operating Officer and Chief Financial Officer, Franklin
                                              Resources, Inc. (global investment management organization)
--------------------------------------------------------------------------------------------------------------------------------

 Philip A. Taylor(2) -- 1954    2006          Head of North American Retail and Senior Managing Director,   None
 Trustee, President and                       Invesco Ltd.; Director, Chief Executive Officer and
 Principal                                    President, Invesco Trimark Dealer Inc. (formerly AIM Mutual
 Executive Officer                            Fund Dealer Inc.) (registered broker dealer), Invesco Aim
                                              Advisors, Inc., and 1371 Preferred Inc. (holding company);
                                              Director, Chairman, Chief Executive Officer and President,
                                              Invesco Aim Management Group, Inc. (financial services
                                              holding company) and Invesco Aim Capital Management, Inc.
                                              (registered investment advisor); Director and President,
                                              INVESCO Funds Group, Inc. (registered investment advisor and register transfer agent) and AIM GP Canada Inc. (general
                                              partner for a limited partnership); Director, Invesco Aim
                                              Distributors, Inc. (registered broker dealer); Director and
                                              Chairman, Invesco Aim Investment Services, Inc. (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, INVESCO
                                              Inc. (holding company) and Invesco Canada Holdings Inc.
                                              (holding company); Chief Executive Officer, AIM Trimark
                                              Corporate Class Inc. (corporate mutual fund company) and AIM
                                              Trimark Canada Fund Inc. (corporate mutual fund company);
                                              Director and Chief Executive Officer, Invesco Trimark
                                              Ltd./Invesco Trimark Ltee (formerly AIM Funds Management
                                              Inc. d/b/a INVESCO Enterprise Services) (registered
                                              investment advisor and registered transfer agent) and
                                              Invesco Trimark Dealer Inc. (formerly AIM Mutual Fund Dealer
                                              Inc.) (registered broker dealer); Trustee, President and
                                              Principal Executive Officer of The AIM Family of Funds--
                                              Registered Trademark-- (other than AIM Treasurer's Series
                                              Trust and Short-Term Investments Trust); Trustee and
                                              Executive Vice President, The AIM Family of Funds--
                                              Registered Trademark-- (AIM Treasurer's Series Trust and
                                              Short-Term Investments Trust only); and Manager, Invesco
                                              PowerShares Capital Management LLC

                                              Formerly: President, Invesco Trimark Dealer Inc.; Director
                                              and President, AIM Trimark Corporate Class Inc. and AIM
                                              Trimark Canada Fund Inc.; Director and President, Invesco
                                              Trimark Ltd./Invesco Trimark Ltee (formerly AIM Funds
                                              Management Inc. d/b/a INVESCO Enterprise Services); Senior
                                              Managing Director, Invesco Holding Company Limited; Trustee
                                              and Executive Vice President, Tax-Free Investments Trust;
                                              Director and Chairman, Fund Management Company (registered broker dealer); President and Principal Executive Officer,
                                              The AIM Family of Funds--Registered Trademark-- (AIM
                                              Treasurer's Series Trust, Short-Term Investments Trust and
                                              Tax-Free Investments Trust only); President, AIM Trimark
                                              Global Fund Inc. and AIM Trimark Canada Fund Inc.; and
                                              Director, Trimark Trust (federally regulated Canadian Trust
                                              Company)

--------------------------------------------------------------------------------------------------------------------------------

 INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------------------------------------------------

 Bruce L. Crockett -- 1944      2003          Chairman, Crockett Technology Associates (technology          ACE Limited
 Trustee and Chair                            consulting company)                                           (insurance company);
                                                                                                            Captaris, Inc.
                                                                                                            (unified messaging
                                                                                                            provider); and
                                                                                                            Investment Company
                                                                                                            Institute
--------------------------------------------------------------------------------------------------------------------------------

 Bob R. Baker -- 1936           1983          Retired                                                       None
 Trustee
--------------------------------------------------------------------------------------------------------------------------------

 Frank S. Bayley -- 1939        2003          Retired
 Trustee
                                              Formerly: Partner, law firm of Baker & McKenzie; and          None
                                              Director, Badgley Funds, Inc. (registered investment
                                              company) (2 portfolios)

--------------------------------------------------------------------------------------------------------------------------------


 James T. Bunch -- 1942         2000          Founder, Green, Manning & Bunch Ltd., (investment banking     Director, Van Gilder
 Trustee                                      firm)                                                         Insurance Company,
                                                                                                            Board of Governors,
                                                                                                            Western Golf
                                                                                                            Association/Evans
                                                                                                            Scholars Foundation
                                                                                                            and Executive
                                                                                                            Committee, United
                                                                                                            States Golf
                                                                                                            Association

--------------------------------------------------------------------------------------------------------------------------------


 Albert R. Dowden -- 1941       2003          Director of a number of public and private business           None
 Trustee                                      corporations, including the Boss Group Ltd. (private
                                              investment and management); Continental Energy Services, LLC
                                              (oil and gas pipeline service); Reich & Tang Funds
                                              (registered investment company); Annuity and Life Re
                                              (Holdings), Ltd. (reinsurance company), and Homeowners of
                                              America Holding Corporation/Homeowners of America Insurance
                                              Company (property casualty company)

                                              Formerly: Director, CompuDyne Corporation (provider of
                                              product and services to the public security market);
                                              Director, President and Chief Executive Officer, Volvo Group
                                              North America, Inc.; Senior Vice President, AB Volvo;
                                              Director of various public and private corporations

--------------------------------------------------------------------------------------------------------------------------------


 Jack M. Fields -- 1952         2003          Chief Executive Officer, Twenty First Century Group, Inc.     Administaff
 Trustee                                      (government affairs company); and Owner and Chief Executive
                                              Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment)

                                              Formerly: Chief Executive Officer, Texana Timber LP
                                              (sustainable forestry company); and Discovery Global
                                              Education Fund (non-profit)

--------------------------------------------------------------------------------------------------------------------------------


 Carl Frischling -- 1937        2003          Partner, law firm of Kramer Levin Naftalis and Frankel LLP    Director, Reich &
 Trustee                                                                                                    Tang Funds (16
                                                                                                            portfolios)

--------------------------------------------------------------------------------------------------------------------------------


 Prema Mathai-Davis -- 1950     2003          Retired                                                       None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Lewis F. Pennock -- 1942       2003          Partner, law firm of Pennock & Cooper                         None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Larry Soll -- 1942             1997          Retired                                                       None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Raymond Stickel, Jr. -- 1944   2005          Retired
 Trustee
                                              Formerly: Partner, Director, Mainstay VP Series Funds, Inc.   None
                                              (25 portfolios)

--------------------------------------------------------------------------------------------------------------------------------



(1) Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the advisor to the Trust.
(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.


24        AIM ENERGY FUND

NAME, YEAR OF BIRTH AND         TRUSTEE AND/                                                                     OTHER
POSITION(S) HELD WITH THE       OR OFFICER    PRINCIPAL OCCUPATION(S)                                            DIRECTORSHIP(S)
TRUST                           SINCE         DURING PAST 5 YEARS                                                HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------

 OTHER OFFICERS
--------------------------------------------------------------------------------------------------------------------------------

 Russell C. Burk -- 1958        2005          Senior Vice President and Senior Officer of The AIM Family of      N/A
 Senior Vice President and                    Funds--Registered Trademark--
 Senior Officer
                                              Formerly: Director of Compliance and Assistant General Counsel,
                                              ICON Advisers, Inc.; Financial Consultant, Merrill Lynch; General
                                              Counsel and Director of Compliance, ALPS Mutual Funds, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 John M. Zerr -- 1962           2006          Director, Senior Vice President, Secretary and General Counsel,    N/A
 Senior Vice President, Chief                 Invesco Aim Management Group, Inc., Invesco Aim Advisors, Inc.
 Legal Officer and Secretary                  and Invesco Aim Capital Management, Inc.; Director, Senior Vice
                                              President and Secretary, Invesco Aim Distributors, Inc.;
                                              Director, Vice President and Secretary, Invesco Aim Investment
                                              Services, Inc. and INVESCO Distributors, Inc.; Director and Vice
                                              President, INVESCO Funds Group Inc.; Senior Vice President, Chief
                                              Legal Officer and Secretary, The AIM Family of Funds--Registered
                                              Trademark--; and Manager, Invesco PowerShares Capital Management
                                              LLC

                                              Formerly: Director, Vice President and Secretary, Fund Management
                                              Company; Vice President, Invesco Aim Capital Management, Inc.;
                                              Chief Operating Officer, Senior Vice President, General Counsel
                                              and Secretary, Liberty Ridge Capital, Inc. (an investment
                                              adviser); Vice President and Secretary, PBHG Funds (an investment company); Vice President and Secretary, PBHG Insurance Series
                                              Fund (an investment company); Chief Operating Officer, General
                                              Counsel and Secretary, Old Mutual Investment Partners (a broker-
                                              dealer); General Counsel and Secretary, Old Mutual Fund Services
                                              (an administrator); General Counsel and Secretary, Old Mutual
                                              Shareholder Services (a shareholder servicing center); Executive
                                              Vice President, General Counsel and Secretary, Old Mutual
                                              Capital, Inc. (an investment adviser); and Vice President and
                                              Secretary, Old Mutual Advisors Funds (an investment company)

--------------------------------------------------------------------------------------------------------------------------------

 Lisa O. Brinkley -- 1959       2004          Global Compliance Director, Invesco Ltd.; and Vice President, The  N/A
 Vice President                               AIM Family of Funds--Registered Trademark--

                                              Formerly: Senior Vice President, Invesco Aim Management Group,
                                              Inc.; Senior Vice President and Chief Compliance Officer, Invesco
                                              Aim Advisors, Inc. and The AIM Family of Funds--Registered
                                              Trademark--; Vice President and Chief Compliance Officer, Invesco
                                              Aim Capital Management, Inc. and Invesco Aim Distributors, Inc.;
                                              Vice President, Invesco Aim Investment Services, Inc. and Fund
                                              Management Company

--------------------------------------------------------------------------------------------------------------------------------

 Kevin M. Carome -- 1956        2003          General Counsel, Secretary and Senior Managing Director, Invesco   N/A
 Vice President                               Ltd.; Director and Secretary, Invesco Holding Company Limited,
                                              and INVESCO Funds Group, Inc.; Director and Executive Vice
                                              President, IVZ Inc., Invesco Group Services, Inc., Invesco North
                                              American Holdings, Inc. and Invesco Investments (Bermuda) Ltd.;
                                              and Vice President, The AIM Family of Funds--Registered
                                              Trademark--

                                              Formerly: Secretary, IVZ, Inc., Invesco Group Services, Inc., and
                                              Invesco North American Holdings, Inc.; Senior Managing Director
                                              and Secretary, Invesco Holding Company Limited; Director, Senior
                                              Vice President, Secretary and General Counsel, Invesco Aim
                                              Management Group, Inc. and Invesco Aim Advisors, Inc.; Senior
                                              Vice President, Invesco Aim Distributors, Inc.; Director, General
                                              Counsel and Vice President, Fund Management Company; Vice
                                              President, Invesco Aim Capital Management, Inc., Invesco Aim
                                              Investment Services, Inc., Invesco Group Services, Inc. and IVZ
                                              Inc.; Senior Vice President, Chief Legal Officer and Secretary,
                                              The AIM Family of Funds--Registered Trademark--; Director and
                                              Vice President, INVESCO Distributors, Inc. and Chief Executive
                                              Officer and President, INVESCO Funds Group, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Sheri Morris -- 1964           1999          Vice President, Treasurer and Principal Financial Officer, The     N/A
 Vice President, Treasurer                    AIM Family of Funds--Registered Trademark--; and Vice President,
 and Principal Financial                      Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc.
 Officer                                      and Invesco Aim Private Asset Management Inc.

                                              Formerly: Assistant Vice President and Assistant Treasurer, The
                                              AIM Family of Funds--Registered Trademark-- and Assistant Vice
                                              President, Invesco Aim Advisors, Inc., Invesco Aim Capital
                                              Management, Inc. and Invesco Aim Private Asset Management, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Karen Dunn Kelley -- 1960      2003          Head of Invesco's World Wide Fixed Income and Cash Management      N/A
 Vice President                               Group; Director of Cash Management and Senior Vice President,
                                              Invesco Aim Advisors, Inc. and Invesco Aim Capital Management,
                                              Inc; Executive Vice President, Invesco Aim Distributors, Inc.;
                                              Senior Vice President, Invesco Aim Management Group, Inc.; Vice
                                              President, The AIM Family of Funds--Registered Trademark-- (other than AIM Treasurer's Series Trust and Short-Term Investments
                                              Trust); and President and Principal Executive Officer, The AIM
                                              Family of Funds--Registered Trademark-- (AIM Treasurer's Series
                                              Trust and Short-Term Investments Trust only)

                                              Formerly President and Principal Executive Officer, Tax-Free
                                              Investments Trust; Director and President, Fund Management
                                              Company; Chief Cash Management Officer and Managing Director,
                                              Invesco Aim Capital Management, Inc.; and Vice President, Invesco
                                              Aim Advisors, Inc. and The AIM Family of Funds--Registered
                                              Trademark-- (AIM Treasurer's Series Trust, Short-Term Investments
                                              Trust and Tax-Free Investments Trust only)

--------------------------------------------------------------------------------------------------------------------------------

 Lance A. Rejsek -- 1967        2005          Anti-Money Laundering Compliance Officer, Invesco Aim Advisors,    N/A
 Anti-Money Laundering                        Inc., Invesco Aim Capital Management, Inc., Invesco Aim
 Compliance Officer                           Distributors, Inc., Invesco Aim Investment Services, Inc.,
                                              Invesco Aim Private Asset Management, Inc. and The AIM Family of
                                              Funds--Registered Trademark--

                                              Formerly: Anti-Money Laundering Compliance Officer, Fund
                                              Management Company; and Manager of the Fraud Prevention
                                              Department, Invesco Aim Investment Services, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Todd L. Spillane -- 1958       2006          Senior Vice President, Invesco Aim Management Group, Inc.; Senior  N/A
 Chief Compliance Officer                     Vice President and Chief Compliance Officer, Invesco Aim
                                              Advisors, Inc. and Invesco Aim Capital Management, Inc.; Chief
                                              Compliance Officer, The AIM Family of Funds--Registered
                                              Trademark--, Invesco Global Asset Management (N.A.), Inc.
                                              (registered investment advisor), Invesco Institutional (N.A.),
                                              Inc., (registered investment advisor), INVESCO Private Capital
                                              Investments, Inc. (holding company), Invesco Private Capital,
                                              Inc. (registered investment advisor) and Invesco Senior Secured
                                              Management, Inc. (registered investment advisor); and Vice
                                              President, Invesco Aim Distributors, Inc. and Invesco Aim
                                              Investment Services, Inc.

                                              Formerly: Vice President, Invesco Aim Capital Management, Inc.
                                              and Fund Management Company; and Global Head of Product
                                              Development, AIG-Global Investment Group, Inc.

--------------------------------------------------------------------------------------------------------------------------------



The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

Please refer to the Fund's prospectus for information on the Fund's sub-advisors.



OFFICE OF THE FUND        INVESTMENT ADVISOR         DISTRIBUTOR                AUDITORS
11 Greenway Plaza         Invesco Aim Advisors,      Invesco Aim Distributors,  PricewaterhouseCoopers
Suite 100                 Inc.                       Inc.                       LLP
Houston, TX 77046-1173    11 Greenway Plaza          11 Greenway Plaza          1201 Louisiana Street
                          Suite 100                  Suite 100                  Suite 2900
                          Houston, TX 77046-1173     Houston, TX 77046-1173     Houston, TX 77002-5678


COUNSEL TO THE FUND       COUNSEL TO THE             TRANSFER AGENT             CUSTODIAN
Stradley Ronon Stevens    INDEPENDENT TRUSTEES       Invesco Aim Investment     State Street Bank and
& Young, LLP              Kramer, Levin, Naftalis &  Services, Inc.             Trust Company
2600 One Commerce Square  Frankel LLP                P.O. Box 4739              225 Franklin Street
Philadelphia, PA 19103    1177 Avenue of the         Houston, TX 77210-4739     Boston, MA 02110-2801
                          Americas
                          New York, NY 10036-2714




25        AIM ENERGY FUND

====================================================================================================================================

[GO PAPERLESS GRAPHIC]

====================================================================================================================================
GO PAPERLESS WITH EDELIVERY

Visit invescoaim.com/edelivery to receive quarterly statements, tax forms, fund reports and prospectuses with a service that's all about eeees:

o ENVIRONMENTALLY FRIENDLY. Go green by reducing the number of      o EFFICIENT. Stop waiting for regular mail. Your documents will
  trees used to produce paper.                                        be sent via email as soon as they're available.

o ECONOMICAL. Help reduce your fund's printing and delivery         o EASY. Download, save and print files using your home computer
  expenses and put more capital back in your fund's returns.          with a few clicks of your mouse.

This service is provided by Invesco Aim Investment Services, Inc.
====================================================================================================================================

FUND HOLDINGS AND PROXY VOTING INFORMATION

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invescoaim.com. From our home page, click on Products & Performance, then Mutual Funds, then Fund Overview. Select your
Fund from the drop-down menu and click on Complete Quarterly Holdings. Shareholders can also look up the Fund's Forms N-Q on the SEC website at sec.gov. Copies of the Fund's Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C.
You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 942 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811 -03826 and 002-85905.

   A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco Aim website, invescoaim. com. On the home page, scroll down and click on Proxy Policy. The information is also available on the SEC website,
sec.gov.

   Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2008, is available at our website. Go to invescoaim.com, access the About Us tab, click on Required Notices and then click on Proxy Voting
Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC website, sec.gov.

If used after July 20, 2009, this report must be accompanied by a Fund fact sheet or Invesco Aim Quarterly Performance Review for the most recent quarter-end. Invesco Aim--SERVICE MARK-- is a service mark of Invesco Aim Management Group, Inc. Invesco Aim
Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Aim Private Asset Management, Inc. and
Invesco PowerShares Capital Management LLC are the investment advisors for the products and services represented by Invesco Aim; they each provide investment advisory services to individual and institutional clients and do not sell securities. Please refer to each fund's prospectus for information on the fund's subadvisors. Invesco Aim Distributors, Inc. is the U.S. distributor for the
retail mutual funds, exchange-traded funds and institutional money market funds and the subdistributor       [INVESCO AIM LOGO]
for the STIC Global Funds represented by Invesco Aim. All entities are indirect, wholly owned                -- SERVICE MARK --
subsidiaries of invesco Ltd.

   It is anticipated that on or about the end of the fourth quarter of 2009, Invesco Aim Advisors,
Inc., Invesco Aim Capital Management, Inc., Invesco Private Asset Management, Inc. and Invesco Global
Asset Management (N.A.), Inc. will be merged into Invesco Institutional (N.A.), Inc., and the consolidated adviser firm will be renamed Invesco Advisers, Inc. Additional information will be posted at invescoaim.com on or about the end of the fourth quarter of 2009.

          invescoaim.com   I-ENE-AR-1   Invesco Aim Distributors, Inc.

[INVESCO AIM LOGO]                AIM FINANCIAL SERVICES FUND
 --SERVICE MARK--                 Annual Report to Shareholders o March 31, 2009

               [MOUNTAIN GRAPHIC]

2    Letters to Shareholders
4    Performance Summary
4    Management Discussion
6    Long-Term Fund Performance
8    Supplemental Information
9    Schedule of Investments
10   Financial Statements
13   Notes to Financial Statements
19   Financial Highlights
21   Auditor's Report
22   Fund Expenses
23   Tax Information
24   Trustees and Officers

                              Dear Shareholders:

                                 The past year was difficult to say the least for virtually all investors. Market indexes in the
     [TAYLOR PHOTO]           U.S. and around the globe nosedived in 2008, and the vast majority of us have seen sharp declines in the value of our investments. As I write this letter, "market experts" remain divided on the outlook for the market. While some argue the worst of the decline is over, others say we have farther to fall.
                              There is widespread agreement, however, that markets are likely to remain volatile for some time to come.

                                 We've all read about subprime lending, government bailouts and investment scandals -- but we know
         Philip Taylor        that as individuals, we have little control over such matters. Rather, I'd like to discuss with you actions you may have already taken, or can take now, that may benefit you going forward.

                              BOOMS AND BUSTS

                                 Recent history should have reminded all of us that investor sentiment can be fickle. The technology-driven bull market of the late 1990s gave way to a sharp decline from 2000 to 2002 when the
                              "tech bubble" burst. More recently, the 2003 to 2007 bull market, driven largely by financial stocks and a housing boom, among other factors, gave way to the current market decline when the "housing bubble" burst.

   These market downturns hurt nearly all investors. But they were particularly painful for investors who, seeking high, short-term returns, abandoned their long-term, diversified investment plans and decided to chase performance -- i.e., allocate a large portion of their assets into the "hot" investments du jour. Many of those investors discovered they had unwittingly bought at the top of the market, and they saw the value of their assets decline significantly as market leadership changed. History has shown that seeking the highest short-term returns possible has often led to long-term disappointment.

   This is why we believe investors should work with their financial advisors to devise a goal-based financial strategy -- a long-term plan with a reasonable prospect of achieving predetermined financial goals in line with individual risk tolerance. Such a strategy cannot guarantee a profit or protect against loss in a declining market, but it may help investors avoid emotion-driven, short-term investment mistakes.

WHAT TO DO NOW

None of us can control the markets, but we can control our own reaction to the unsettling volatility we're currently experiencing.
Here are some steps that may help position you for whatever the market brings next:

o  REVISIT YOUR GOALS. Work with your financial advisor to create specific, concrete investment goals consistent with your risk tolerance. Scared by market volatility, many investors fled to cash in recent months. While that may be entirely appropriate for investors approaching retirement, other investors may need the growth potential of equities to achieve their long-term goals.
   Your financial advisor can suggest investments that match your goals and risk tolerance.

o  RESIST LOOKING OVER THE FENCE. Every investor's needs, goals and risk tolerance are different. Your neighbor's, co-worker's or relative's investments have no relevance to yours because their circumstances, goals and risk tolerances are as individual as yours.

o  LET LOGIC BE YOUR GUIDE. Market volatility is a fact of life for investors. Market declines can be painful, but historically they haven't proved permanent. Your financial advisor can help you approach your investment plan logically, not emotionally.

WHAT WE'RE DOING

Invesco Aim has worked on behalf of investors in both bull markets and bear markets. That is why we're committed to good stewardship, good communication and sound investment management.

   To be good stewards, we've established best practice risk-management and investment oversight processes, further enhancing our compliance oversight and our transparency to our shareholders and our independent fund board.

   To be good communicators, we've revamped our website to put Investment Perspectives front and center on the home page of
invescoaim.com and on your account balance page. Our chief investment officers, portfolio managers and I are eager to communicate with you directly about your investments, market conditions and other topics that may be helpful to you.

   To be good investment managers, we've focused on doing one thing well: managing your money. At Invesco Aim, managing your money is all we do. We believe mutual funds should have well-defined, clearly articulated and repeatable investment strategies. Our funds have stayed true to their investment strategies even during this current period of market volatility.

CONTACT US

If you have questions about this report or your account, please contact one of our client service representatives at 800 959 4246.

   I also invite you to visit invescoaim.com, where you can check on your individual account, obtain long-term performance information for your fund and read market commentaries from our investment professionals.

   As always, I welcome your comments and questions. Please contact me at phil@invescoaim.com and let me know what's on your mind.
Thank you for investing with us. All of us at Invesco Aim look forward to serving you.

Sincerely,


/S/ PHILIP TAYLOR

Philip Taylor
Senior Managing Director, Invesco Ltd.
CEO, Invesco Aim


2   AIM FINANCIAL SERVICES FUND

                              Dear Fellow Shareholders:

                              Since my last letter, continuing troubles in the global economy and financial markets have negatively affected all investors. The new government promises to move quickly with a stimulus package, yet considerable anxiety remains about how, when and what kind of a recovery will occur. However, mutual
           [CROCKETT          funds generally are more diversified than other investments; as shareholders we invest not in a single
            PHOTO]            security but in a portfolio of multiple securities. The benefits of diversification have been reiterated by the stories of investors who "lost everything" because they had too many of their assets in one place, whether that place was a single money manager or their employer's stock. Mutual fund investors also have the opportunity to diversify further among different types of funds that each
        Bruce Crockett        deploy a different strategy and focus on different kinds of securities. These include conservatively managed money market funds, which, relative to other securities, continue to offer a more safe, liquid, and convenient way to invest short-term assets.

   In addition to diversification, investing discipline is essential during challenging times such as these. Strategies such as dollar cost averaging, where individuals invest a consistent amount at regular intervals, can help investors acquire more fund shares when prices are low. Periodic rebalancing of asset allocation plans achieves the same effect. "Buy low, sell high" has long been the mantra of investment success, but the advice is not always easy to follow because it requires the discipline to resist prevailing trends. Of course, investment strategies, such as dollar cost averaging and portfolio rebalancing do not guarantee a profit or eliminate the risk of loss. Investors should consider their ability to continue investing regardless of fluctuating security prices.

   A long-term view is also important, particularly for assets that are not needed right away. In the past, it has often proven better to keep long-term assets invested through a downturn than to miss the beginning of the upward trend. To develop a diversified and disciplined investing plan that is right for your individual goals, I encourage you to consult an experienced and trustworthy investment professional who has the knowledge and the tools to help you establish and implement the plan, monitor its results and adapt it to changing goals and circumstances.

   Even when working with a personal financial advisor, investors should supplement the relationship with their own knowledge and awareness of the investments they hold. Visit the Invesco Aim website at invescoaim.com regularly to find out what is happening in your AIM funds and to read timely market commentary from Invesco Aim management, strategists and portfolio managers. The site's
"Education and Planning" section can also help you clarify basic investment concepts, learn how to choose a financial advisor, evaluate different investment choices and make more informed investment decisions. Invesco Aim's redesigned public home page recently received a Gold Award for its user-friendly navigation and graphics from The Mutual Funds Monitor Awards, sponsored by
Corporate Insight.

   As always, your Board of Trustees and Invesco Aim are committed to putting your interests first by controlling costs, monitoring investment performance and streamlining the investment management process during these difficult times. Your Board has already begun the annual review and management contract renewal process with the continuing goal of making AIM funds one of the best and most cost-effective ways for you to invest your hard-earned money.

   While the investing climate may remain uncertain for a while, economies and markets are dynamic, and no stage is ever permanent.
Please feel free to contact me in writing with your questions or concerns. You can send an email to me at bruce@brucecrockett.com.

Best regards,


/S/ BRUCE L. CROCKETT

Bruce L. Crockett
Independent Chair
AIM Funds Board of Trustees


3   AIM FINANCIAL SERVICES FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

=======================================================================================   capital discipline perspective. In
PERFORMANCE SUMMARY                                                                       constructing a portfolio, we attempt to
                                                                                          mitigate risk in multiple ways, including
For the year ended March 31, 2009, all share classes of AIM Financial Services Fund       by diversifying holdings across industries
underperformed the S&P 500 Index, the S&P Financials Index and the Lipper Financial       and businesses that react in different
Services Funds Index.(triangle)                                                            ways to changes in interest rates and
                                                                                          economic cycles.
   Given the mandate of the Fund -- to invest in the financials sector -- the Fund's
performance relative to its broad market index was heavily influenced by the                 We believe a portfolio of undervalued
performance of the financials sector, which underperformed the broad market. Specific     and capital-disciplined quality financial
stocks such as CITIGROUP contributed to the Fund's underperformance versus its            companies that profitably grow cash flows
style-specific and peer group indexes.                                                    over time provides the best opportunity
                                                                                          for superior long-term investment results.
   Your Fund's long-term performance appears later in this report.
                                                                                          MARKET CONDITIONS AND YOUR FUND
FUND VS. INDEXES
                                                                                          Financial stocks broadly declined by more
Total returns, 3/31/08 to 3/31/09, at net asset value (NAV). Performance shown does not   than 60% for the fiscal year, making this
include applicable contingent deferred sales charges (CDSC) or front-end sales charges,   one of the worst years on record.(1)
which would have reduced performance.                                                     Losses on mortgage loans, originally
                                                                                          resulting from years of loose lending
Class A Shares                                                                  -65.84%   standards, worsened as home prices
Class B Shares                                                                  -66.10    continued to decline. Houses are the
Class C Shares                                                                  -66.13    largest asset of most consumers and
Class Y Shares*                                                                 -65.79    mortgage loans are the largest asset held
Investor Class Shares                                                           -65.79    by banks. Thus, the decline in their value
S&P 500 Index(triangle) (Broad Market Index)                                    -38.06    created a huge problem for the financial
S&P 500 Financials Index(triangle) (Style-Specific Index)                       -63.03    system and the economy. In addition, the
Lipper Financial Services Funds Index(triangle) (Peer Group Index)              -53.98    increased complexity in the capital
                                                                                          markets made it difficult for investors to
(triangle)Lipper Inc.                                                                     ascertain which financial institutions
                                                                                          were most exposed to losses. As a result,
* Share class incepted during the fiscal year. See page 7 for a detailed explanation      trust in the system collapsed, eroding
of Fund performance.                                                                      confidence in a number of large,
=======================================================================================   high-profile financial companies.

HOW WE INVEST                                                                                In response, the government, led by the
                                                                                          U.S. Treasury Department, placed Fannie
We seek to create wealth for our                We maintain a proprietary database of     Mae and Freddie Mac into U.S. government
shareholders by maintaining a long-term      intrinsic value estimates and screen         conservatorship and provided assistance
investment horizon and investing in two      financial companies for those we deem to     with the sale or restructuring of several
primary opportunities we believe have        be of acceptable quality. Purchase           other financial companies, all at
historically resulted in superior            candidates are subject to exhaustive         substantial losses to equity investors of
investment returns within the financials     fundamental analysis. We focus on the        those companies. Also, Lehman Brothers
sector:                                      drivers of estimated intrinsic value such    went bankrupt and did not receive a
                                             as normalized earnings power, marginal       financial lifeline from the government. In
o  Financial companies trading at a          returns on economic equity (which adjusts    our view these government actions had the
   significant discount to our estimate of   for distortions present in accounting        unintended consequence of scaring private
   intrinsic value because of excessive      numbers) and sustainable growth.             capital away from financial companies at
   short-term investor pessimism.            Additionally, we strive to understand a      the precise time that attracting capital
   Estimated intrinsic value is a measure    company's ability and willingness to grow    was crucial to the stability of the
   based primarily on the estimated future   capital returned to shareholders in the      overall system.
   cash flows generated by the businesses.   future. Finally, we focus on quality,
                                             including competitive position, manage-         The U.S. Federal Reserve (the Fed) and
o  Reasonably valued financial companies     ment and financial strength.                 the Treasury mounted a coordinated
   that demonstrate superior capital                                                      response to stabilize the financial system
   discipline by returning excess capital       The result is normally a 35- to           by cutting interest rate targets to all
   to shareholders in the form of            50-stock portfolio of investments that we    time low levels(2), recapitalizing banks
   dividends and share repurchases.          believe are attractive from a valuation      (through the Troubled Asset Relief
                                             and/or a                                     Program), and guaranteeing various
                                                                                          financial instruments in an attempt to
==========================================   ==========================================   restore liquidity. Despite these efforts,
PORTFOLIO COMPOSITION                        TOP 10 EQUITY HOLDINGS*                      the economy plunged into recession. The
By sector                                                                                 wealth destruction from falling home
                                             1.  JPMorgan Chase & Co.              8.1%   prices caused consumers to reduce
Financials                           78.2%   2.  Moody's Corp.                     6.9    spending. Falling revenues and a lack of
Information Technology                6.4    3.  Automatic Data Processing, Inc.   4.9    credit availability forced businesses to
Health Care                           4.7    4.  Morgan Stanley                    4.5    retrench. Economic weakness caused
Consumer Discretionary                2.7    5.  Marsh & McLennan Cos., Inc.       4.4    unemploy-
Money Market Funds Plus Other                6.  State Street Corp.                4.0
Plus Other Assets Less Liabilities    8.0    7.  Federated Investors, Inc.         3.9
==========================================   8.  American Express Co.              3.7
==========================================   9.  UnitedHealth Group Inc.           3.6
Total Net Assets            $121.1 million   10. Capital One Financial Corp.       3.4
Total Number of Holdings*              35
==========================================   ==========================================

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security

* Excluding money market fund holdings.


4   AIM FINANCIAL SERVICES FUND

ment to rise and loan losses to spread          We added a number of new holdings                        MICHAEL J. SIMON Chartered
beyond home mortgages into credit cards      during the fiscal year. One was GOLDMAN                     Financial Analyst, senior
and business lending. As the fiscal year     SACHS, the largest positive contributor to        [SIMON    portfolio manager, is lead
ended, the liquidity crisis exhibited        Fund performance. Goldman Sachs became a          PHOTO]    manager of AIM Financial
signs early signs of stabilizing, the        bank holding company regulated by the Fed                   Services Fund. He started
government continued to support              during the fiscal year. We believed its                     his investment career in
systemically important companies and         shares were a compelling value at a time     1989 and joined Invesco Aim in 2001.
financial stocks bounced off of the lows     when balance sheet risks had been            Mr. Simon earned a B.B.A. in finance from
of early March.(1)                           substantially reduced. The Fund continued    Texas Christian University and an M.B.A.
                                             to hold Goldman Sachs at the end of the      with high honors from the Graduate School
   In this incredibly difficult investment   fiscal year.                                 of Business at the University of Chicago.
backdrop for financial stocks, we were
very disappointed with the Fund's               As expected, the exposure of the credit                  MEGGAN M. WALSH Chartered
performance. The largest detractors from     cycle drove greater dispersion of                           Financial Analyst, senior
performance were Citigroup and a             valuation within the sector. We believe           [WALSH    portfolio manager, is
collection of regional banks that included   financial stocks will remain volatile as          PHOTO]    manager of AIM Financial
CAPITAL ONE FINANCIAL, ZIONS                 the economy goes through a recession and                    Services Fund. She began
BANCORPORATION, and FIFTH THIRD BANCORP.     credit losses peak, the timing of which is                  her investment career in
                                             impossible to pinpoint. Financial stocks     1987 and joined Invesco Aim in 1991. Ms.
   The shares of our regional bank           fell significantly during the fiscal year,   Walsh earned a bachelor's degree in
holdings fell sharply during the year for    credit concerns were widespread, stressed    finance from the University of Maryland
two primary reasons in our opinion. First,   companies were raising capital and risks     and an M.B.A. from Loyola College.
the weakening economy caused investor        were spreading beyond the financials
concerns about credit quality to spread      sector. Historically, all of these have      Assisted by the Financial Services Team
beyond residential mortgages to commercial   been hallmarks of forming a bottom.
real estate loans and loans to businesses,
both significant loan categories for            Fund turnover increased during the
regional banks. Second, the evolving         fiscal year as we took advantage of
regulatory response to the financial         opportunities created by the current bear
crisis resulted in uncertainty regarding     market in financial stocks. Investors in
the recognition of loan losses and minimum   the Fund should expect additional turnover
capital standards that could be demanded     of portfolio holdings as we continue to
of regional banks during periods of          capitalize on this opportunity, which is
economic stress. The results of an ongoing   among the broadest we have seen in our
bank stress test being conducted by the      careers.
U.S. Treasury are critical to achieving a
higher degree of policy certainty.              Regardless of the macroeconomic
                                             environment, we remain focused on
   We continued to hold the regional banks   identifying financial companies that we
mentioned because we believed their          believe are undervalued and that exhibit
depressed stock prices represented an        capital discipline.
attractive value opportunity even under a
scenario of severe credit loss with high        Thank you for your investment in AIM
capital requirements.                        Financial Services Fund and for sharing
                                             our long-term investment horizon.
   The largest single detractor from Fund
performance was Citigroup. Citigroup         1  Lipper Inc.
struggled with credit-related losses
during the fiscal year and lacked an         2  U.S. Federal Reserve
excess capital cushion to absorb the
sizable losses. In an effort to restore      The views and opinions expressed in
market confidence, the company received      management's discussion of Fund
capital infusions under government           performance are those of Invesco Aim
programs twice during 2008, both times at    Advisors, Inc. These views and opinions
reasonable terms. Then in February 2009,     are subject to change at any time based on
the company took the dramatic step of        factors such as market and economic
recapitalizing the company via a preferred   conditions. These views and opinions may
stock for common stock exchange. The         not be relied upon as investment advice or
result bolstered Citigroup's capital         recommendations, or as an offer for a
position to among the strongest in the       particular security. The information is
world, but diluted our estimate of           not a complete analysis of every aspect of
intrinsic value severely. While we are       any market, country, industry, security or
cautious about the approximately 30%         the Fund. Statements of fact are from
government ownership upon completion of      sources considered reliable, but Invesco
the exchange offer, we believed              Aim Advisors, Inc. makes no representation
Citigroup's shares offered significant       or warranty as to their completeness or
upside potential, especially considering     accuracy. Although historical performance
the capital cushion now in place. The Fund   is no guarantee of future results, these
continued to own shares of Citigroup at      insights may help you understand our
fiscal year end.                             investment management philosophy.

                                             See important Fund and index disclosures
                                             later in this report.


5   AIM FINANCIAL SERVICES FUND

YOUR FUND'S LONG-TERM PERFORMANCE

Past performance cannot guarantee            Class C shares. The performance of the       taxes a shareholder would pay on Fund
comparable future results.                   Fund's other share classes will differ       distributions or sale of Fund shares.
                                             primarily due to different sales charge
   The performance data shown in the first   structures and class expenses and may be        Both charts above are logarithmic
chart above is that of the Fund's Investor   greater than or less than the performance    charts, which present the fluctuations in
class shares. The performance of the         of the Fund's Class C shares. The data       the value of the Fund's share class and
Fund's other share classes will differ       shown in the second chart above includes     its indexes. We believe that a logarithmic
primarily due to different sales charge      reinvested distributions, Fund expenses      chart is more effective than other types
structures and class expenses and may be     and management fees. Index results include   of charts in illustrating changes in value
greater than or less than the performance    reinvested dividends, but they do not        during the early years shown in the chart.
of the Fund's Investor Class shares. The     reflect sales charges.                       The vertical axis, the one that indicates
data shown in this chart includes                                                         the dollar value of an investment, is
reinvested distributions, Fund expenses         Performance of an index of funds          constructed with each segment representing
and management fees. Index results include   reflects fund expenses and management        a percent change in the value of the
reinvested dividends.                        fees; performance of a market index does     investment. In both charts, each segment
                                             not. Performance shown in the charts and     represents a doubling, or 100% change, in
   The performance data shown in the         table does not reflect deduction of          the value of the investment.
second chart above is that of the Fund's


6   AIM FINANCIAL SERVICES FUND

                                         AIM FINANCIAL SERVICES FUND - INVESTOR CLASS SHARES

====================================================================================================================================
                                                          [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT -- OLDEST SHARE CLASS WITHOUT SALES CHARGES SINCE INCEPTION

Index data from 5/31/86, Fund data from 6/02/86

                 AIM
              Financial
           Services Fund-
           Investor Class
Date           Shares          S&P 500 Index(1)

5/31/86                           $10000
6/02/86        $10000
   6/86         10163              10169
   7/86          9913               9601
   8/86         10401              10312
   9/86          9313               9460
  10/86          9707              10006
  11/86          9355              10249
  12/86          9293               9987
   1/87          9794              11332
   2/87         10346              11779
   3/87         10082              12119
   4/87          9618              12012
   5/87          9468              12116
   6/87          9769              12728
   7/87          9807              13373
   8/87         10133              13871
   9/87          9807              13567
  10/87          8217              10646
  11/87          7843               9768
  12/87          8269              10511
   1/88          8979              10953
   2/88          9186              11461
   3/88          9186              11108
   4/88          9173              11231
   5/88          9432              11326
   6/88          9935              11846
   7/88          9871              11801
   8/88          9703              11401
   9/88          9910              11886
  10/88          9910              12217
  11/88          9700              12042
  12/88          9686              12252
   1/89         10316              13149
   2/89         10237              12822
   3/89         10670              13120
   4/89         11248              13801
   5/89         11785              14357
   6/89         11877              14276
   7/89         12823              15564
   8/89         13203              15868
   9/89         13532              15803
  10/89         13045              15437
  11/89         13464              15750
  12/89         13262              16128
   1/90         12035              15046
   2/90         12439              15239
   3/90         12483              15643
   4/90         12382              15253
   5/90         13349              16737
   6/90         13349              16624

====================================================================================================================================

(1) Lipper Inc.

====================================================================================================================================
                                                          [MOUNTAIN CHART]

   7/90         12569              16571
   8/90         11415              15075
   9/90         10607              14343
  10/90         10416              14282
  11/90         11444              15203
  12/90         12313              15626
   1/91         13313              16305
   2/91         14719              17470
   3/91         15718              17892
   4/91         16399              17935
   5/91         17847              18706
   6/91         16485              17850
   7/91         18470              18681
   8/91         19803              19122
   9/91         20572              18802
  10/91         21516              19054
  11/91         19713              18289
  12/91         21428              20377
   1/92         22662              19998
   2/92         22852              20256
   3/92         22455              19863
   4/92         22720              20445
   5/92         23381              20545
   6/92         23248              20240
   7/92         23527              21066
   8/92         22350              20636
   9/92         22893              20878
  10/92         24036              20950
  11/92         25718              21661
  12/92         27161              21927
   1/93         28848              22110
   2/93         29935              22411
   3/93         31103              22884
   4/93         29653              22331
   5/93         29449              22927
   6/93         30315              22994
   7/93         31148              22901
   8/93         32441              23768
   9/93         33197              23586
  10/93         32284              24073
  11/93         31328              23844
  12/93         32187              24132
   1/94         33278              24952
   2/94         32266              24275
   3/94         30366              23219
   4/94         30812              23516
   5/94         31561              23901
   6/94         30914              23316
   7/94         31662              24081
   8/94         32390              25066
   9/94         31380              24453
  10/94         31562              25002
  11/94         29974              24093
  12/94         30295              24449
   1/95         31082              25083
   2/95         32385              26059
   3/95         32550              26827
   4/95         32963              27617
   5/95         35096              28719
   6/95         35303              29385
   7/95         37146              30359
   8/95         38947              30434
   9/95         40229              31718
  10/95         39706              31605
  11/95         42116              32991
  12/95         42356              33626
   1/96         44338              34769

====================================================================================================================================

====================================================================================================================================
                                                          [MOUNTAIN CHART]

   2/96         46032              35093
   3/96         46253              35431
   4/96         45564              35952
   5/96         45855              36878
   6/96         45475              37019
   7/96         44474              35384
   8/96         46213              36132
   9/96         48954              38163
  10/96         52214              39215
  11/96         56177              42177
  12/96         55194              41342
   1/97         58622              43923
   2/97         61054              44268
   3/97         56310              42452
   4/97         59937              44984
   5/97         62994              47735
   6/97         66893              49857
   7/97         73201              53823
   8/97         68831              50810
   9/97         74420              53591
  10/97         72998              51803
  11/97         75575              54199
  12/97         79913              55129
   1/98         77812              55739
   2/98         84153              59756
   3/98         88731              62814
   4/98         90745              63457
   5/98         89321              62368
   6/98         92474              64899
   7/98         92418              64213
   8/98         74027              54936
   9/98         75648              58458
  10/98         81587              63206
  11/98         86718              67035
  12/98         90664              70896
   1/99         90537              73859
   2/99         89695              71564
   3/99         93956              74427
   4/99        100298              77309
   5/99         92254              75485
   6/99         95169              79663
   7/99         88774              77186
   8/99         82559              76804
   9/99         80727              74701
  10/99         92626              79426
  11/99         89754              81041
  12/99         91334              85807
   1/00         88932              81497
   2/00         79567              79956
   3/00         93181              87773
   4/00         90162              85133
   5/00         94247              83388
   6/00         91598              85441
   7/00         99806              84107
   8/00        107670              89328
   9/00        112440              84613
  10/00        112856              84254
  11/00        105001              77617
  12/00        115711              77997
   1/01        112483              80763
   2/01        106713              73404
   3/01        103661              68756
   4/01        106460              74095
   5/01        111453              74592
   6/01        110773              72777
   7/01        108546              72060
   8/01        102446              67554

====================================================================================================================================

====================================================================================================================================
                                                          [MOUNTAIN CHART]

   9/01         96781              62099
  10/01         94516              63284
  11/01        101917              68137
  12/01        103955              68734
   1/02        102770              67732
   2/02        101475              66425
   3/02        107624              68924
   4/02        104266              64747
   5/02        104266              64272
   6/02         99574              59695
   7/02         91867              55043
   8/02         93282              55403
   9/02         83898              49388
  10/02         89771              53730
  11/02         92060              56890
  12/02         87770              53549
   1/03         86322              52149
   2/03         83499              51366
   3/03         83524              51863
   4/03         92160              56133
   5/03         97073              59088
   6/03         97461              59842
   7/03        102490              60898
   8/03        101260              62083
   9/03        101564              61426
  10/03        108582              64899
  11/03        108017              65469
  12/03        113677              68900
   1/04        117758              70165
   2/04        120914              71140
   3/04        119221              70067
   4/04        113403              68968
   5/04        114708              69913
   6/04        115442              71272
   7/04        112175              68913
   8/04        115338              69189
   9/04        115027              69939
  10/04        114486              71007
  11/04        118104              73879
  12/04        123383              76393
   1/05        119842              74531
   2/05        119590              76098
   3/05        115118              74752
   4/05        114530              73335
   5/05        117909              75666
   6/05        119513              75775
   7/05        121580              78592
   8/05        118541              77875
   9/05        118884              78505
  10/05        123783              77196
  11/05        129563              80113
  12/05        129913              80141
   1/06        132459              82263
   2/06        134300              82486
   3/06        133965              83512
   4/06        139203              84633
   5/06        133259              82200
   6/06        131553              82309
   7/06        133960              82817
   8/06        136278              84784
   9/06        140762              86968
  10/06        144351              89800
  11/06        144640              91505
  12/06        151076              92789
   1/07        151560              94191
   2/07        147452              92354
   3/07        146391              93385

====================================================================================================================================

====================================================================================================================================
                                                          [MOUNTAIN CHART]

   4/07        153417              97520
   5/07        157299             100920
   6/07        151384              99244
   7/07        139016              96171
   8/07        139823              97610
   9/07        141794             101257
  10/07        137526             102867
  11/07        123141              98565
  12/07        116442              97883
   1/08        117257              92012
   2/08        102752              89026
   3/08         99783              88641
   4/08        107287              92956
   5/08        100409              94160
   6/08         79093              86230
   7/08         83190              85505
   8/08         84579              86742
   9/08         75808              79022
  10/08         57963              65752
  11/08         47680              61032
  12/08         46274              61676
   1/09         35348              56483
   2/09         28675              50488
   3/09         34116              54903

====================================================================================================================================

                                            AIM FINANCIAL SERVICES FUND - CLASS C SHARES

====================================================================================================================================
                                                          [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT -- OLDEST SHARE CLASS WITH SALES CHARGES SINCE
INCEPTION
Index data from 1/31/00, Fund data from 2/14/00

            AIM Financial
              Services                                                      Lipper
             Fund- Class                              S&P 500         Financial Services
 Date         C Shares       S&P 500 Index(1)   Financials Index(1)     Funds Index(1)

1/31/00                           $10000               $10000               $10000
   2/00        $ 9797               9811                 8917                 9031
   3/00         11471              10770                10572                10500
   4/00         11094              10446                10239                10115
   5/00         11590              10232                10926                10710
   6/00         11259              10484                10263                10318
   7/00         12264              10320                11324                11120
   8/00         13227              10961                12412                12136
   9/00         13815              10382                12707                12527
  10/00         13870              10338                12651                12598
  11/00         12901               9524                11905                12071
  12/00         14206               9571                12981                13281
   1/01         13813               9910                12945                13139
   2/01         13100               9007                12095                12531
   3/01         12718               8437                11730                12105
   4/01         13050               9092                12167                12491
   5/01         13656               9153                12657                12990
   6/01         13563               8930                12653                12987
   7/01         13284               8842                12448                12833
   8/01         12527               8289                11689                12205
   9/01         11823               7620                11000                11572
  10/01         11539               7765                10795                11249
  11/01         12435               8361                11566                12024
  12/01         12675               8434                11819                12379
   1/02         12520               8311                11634                12352
   2/02         12356               8151                11465                12309
   3/02         13097               8457                12227                12960
   4/02         12679               7945                11901                12843
   5/02         12666               7886                11881                12874
   6/02         12083               7325                11317                12270
   7/02         11144               6754                10420                11389
   8/02         11299               6798                10633                11686
   9/02         10153               6060                 9390                10432
  10/02         10858               6593                10239                10984
  11/02         11126               6981                10660                11391
  12/02         10602               6571                10089                10893
   1/03         10414               6399                 9920                10693
   2/03         10067               6303                 9610                10413
   3/03         10057               6364                 9573                10351
   4/03         11083               6888                10746                11345
   5/03         11666               7250                11313                12071
   6/03         11704               7343                11342                12164
   7/03         12296               7472                11862                12661
   8/03         12136               7618                11743                12727
   9/03         12164               7537                11821                12789
  10/03         12992               7963                12635                13732
  11/03         12914               8033                12600                13863
  12/03         13578               8454                13219                14377
   1/04         14053               8610                13641                14827
   2/04         14416               8729                14002                15240
   3/04         14208               8597                13864                15086

====================================================================================================================================

(1) Lipper Inc.

====================================================================================================================================
                                                          [MOUNTAIN CHART]

   4/04         13508               8463                13224                14282
   5/04         13654               8579                13467                14552
   6/04         13734               8745                13534                14671
   7/04         13335               8456                13257                14344
   8/04         13707               8490                13702                14714
   9/04         13655               8582                13585                14873
  10/04         13584               8713                13654                15094
  11/04         14002               9065                14058                15738
  12/04         14617               9374                14659                16385
   1/05         14190               9145                14342                15965
   2/05         14149               9338                14267                15949
   3/05         13615               9172                13724                15471
   4/05         13539               8999                13739                15228
   5/05         13924               9285                14116                15708
   6/05         14103               9298                14318                16096
   7/05         14340               9644                14544                16584
   8/05         13976               9556                14289                16259
   9/05         14007               9633                14421                16312
  10/05         14577               9472                14877                16520
  11/05         15244               9830                15574                17284
  12/05         15276               9834                15608                17356
   1/06         15568              10094                15749                17774
   2/06         15774              10121                16067                17983
   3/06         15728              10247                16115                18188
   4/06         16335              10385                16813                18724
   5/06         15624              10086                16194                18001
   6/06         15412              10100                16094                17905
   7/06         15682              10162                16493                18067
   8/06         15945              10403                16684                18239
   9/06         16460              10671                17380                18858
  10/06         16867              11019                17801                19278
  11/06         16889              11228                17912                19514
  12/06         17633              11386                18604                20116
   1/07         17679              11558                18769                20278
   2/07         17184              11332                18209                19847
   3/07         17055              11459                18075                19679
   4/07         17860              11966                18822                20246
   5/07         18305              12383                19256                20756
   6/07         17609              12178                18457                20076
   7/07         16155              11801                17018                18618
   8/07         16245              11977                17281                18794
   9/07         16458              12425                17671                19201
  10/07         15956              12622                17351                19050
  11/07         14282              12094                16009                17932
  12/07         13488              12011                15138                17339
   1/08         13579              11290                15086                16991
   2/08         11896              10924                13390                15663
   3/08         11548              10877                13025                15309
   4/08         12405              11406                13876                15940
   5/08         11601              11554                13032                15476
   6/08          9129              10581                10638                12780
   7/08          9591              10492                11398                13246
   8/08          9758              10644                11275                13359
   9/08          8742               9696                10724                12374
  10/08          6680               8068                 8313                10151
  11/08          5490               7489                 6784                 8887
  12/08          5328               7568                 6764                 9059
   1/09          4067               6931                 4985                 7283
   2/09          3299               6195                 4082                 6354
   3/09          3910               6737                 4815                 7045

====================================================================================================================================

==========================================
AVERAGE ANNUAL TOTAL RETURNS                 HIGHER. PLEASE VISIT INVESCOAIM.COM FOR
As of 3/31/09, including maximum             THE MOST RECENT MONTH-END PERFORMANCE.
applicable sales charges                     PERFORMANCE FIGURES REFLECT REINVESTED
                                             DISTRIBUTIONS, CHANGES IN NET ASSET VALUE
CLASS A SHARES                               AND THE EFFECT OF THE MAXIMUM SALES CHARGE
Inception (3/28/02)                -15.81%   UNLESS OTHERWISE STATED. INVESTMENT RETURN
 5 Years                           -23.03    AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT
 1 Year                            -67.71    YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL
CLASS B SHARES                               SHARES.
Inception (3/28/02)                -15.68%
 5 Years                           -22.90       THE TOTAL ANNUAL FUND OPERATING EXPENSE
 1 Year                            -67.52    RATIO SET FORTH IN THE MOST RECENT FUND
CLASS C SHARES                               PROSPECTUS AS OF THE DATE OF THIS REPORT
Inception (2/14/00)                 -9.78%   FOR CLASS A, CLASS B, CLASS C, CLASS Y AND
 5 Years                           -22.74    INVESTOR CLASS SHARES WAS 1.31%, 2.06%,
 1 Year                            -66.41    2.06%, 1.06% AND 1.31%, RESPECTIVELY. THE
CLASS Y SHARES                               EXPENSE RATIOS PRESENTED ABOVE MAY VARY
10 Years                            -9.63%   FROM THE EXPENSE RATIOS PRESENTED IN OTHER
 5 Years                           -22.13    SECTIONS OF THIS REPORT THAT ARE BASED ON
 1 Year                            -65.79    EXPENSES INCURRED DURING THE PERIOD
INVESTOR CLASS SHARES                        COVERED BY THIS REPORT.
Inception (6/2/86)                   5.52%
10 Years                            -9.63       CLASS A SHARE PERFORMANCE REFLECTS THE
 5 Years                           -22.13    MAXIMUM 5.50% SALES CHARGE, AND CLASS B
 1 Year                            -65.79    AND CLASS C SHARE PERFORMANCE REFLECTS THE
==========================================   APPLICABLE CONTINGENT DEFERRED SALES
                                             CHARGE (CDSC) FOR THE PERIOD INVOLVED. THE
CLASS Y SHARES' INCEPTION DATE IS OCTOBER    CDSC ON CLASS B SHARES DECLINES FROM 5%
3, 2008; RETURNS SINCE THAT DATE ARE         BEGINNING AT THE TIME OF PURCHASE TO 0% AT
ACTUAL RETURNS. ALL OTHER RETURNS ARE        THE BEGINNING OF THE SEVENTH YEAR. THE
BLENDED RETURNS OF ACTUAL CLASS Y SHARE      CDSC ON CLASS C SHARES IS 1% FOR THE FIRST
PERFORMANCE AND RESTATED INVESTOR CLASS      YEAR AFTER PURCHASE. CLASS Y AND INVESTOR
SHARE PERFORMANCE (FOR PERIODS PRIOR TO      CLASS SHARES DO NOT HAVE A FRONT-END SALES
THE INCEPTION DATE OF CLASS Y SHARES) AT     CHARGE OR A CDSC; THEREFORE, PERFORMANCE
NET ASSET VALUE. THE RESTATED INVESTOR       IS AT NET ASSET VALUE.
CLASS SHARE PERFORMANCE REFLECTS THE RULE
12B-1 FEES APPLICABLE TO INVESTOR CLASS         THE PERFORMANCE OF THE FUND'S SHARE
SHARES AS WELL AS ANY FEE WAIVERS OR         CLASSES WILL DIFFER PRIMARILY DUE TO
EXPENSE REIMBURSEMENTS RECEIVED BY           DIFFERENT SALES CHARGE STRUCTURES AND
INVESTOR CLASS SHARES. INVESTOR CLASS        CLASS EXPENSES.
SHARES' INCEPTION DATE IS JUNE 2, 1986.
                                                HAD THE ADVISOR NOT WAIVED FEES AND/OR
   THE PERFORMANCE DATA QUOTED REPRESENT     REIMBURSED EXPENSES IN THE PAST FOR THE
PAST PERFORMANCE AND CANNOT GUARANTEE        FUND'S CLASS A AND CLASS B SHARES,
COMPARABLE FUTURE RESULTS; CURRENT           PERFORMANCE WOULD HAVE BEEN LOWER.
PERFORMANCE MAY BE LOWER OR


7   AIM FINANCIAL SERVICES FUND

AIM FINANCIAL SERVICES FUND'S INVESTMENT OBJECTIVE IS CAPITAL GROWTH.

o    Unless otherwise stated, information presented in this report is as of March 31, 2009, and is based on total net assets.

o    Unless otherwise noted, all data provided by Invesco Aim.

ABOUT SHARE CLASSES                          o    There is no guarantee that the          o    The Fund is not managed to track the
                                                  investment techniques and risk               performance of any particular index,
o    Effective September 30, 2003, only           analyses used by the Fund's portfolio        including the indexes defined here,
     previously established qualified             managers will produce the desired            and consequently, the performance of
     plans are eligible to purchase Class         results.                                     the Fund may deviate significantly
     B shares of any AIM fund.                                                                 from the performance of the indexes.
                                             o    The prices of securities held by the
o    Class Y shares are available to only         Fund may decline in response to         o    A direct investment cannot be made in
     certain investors. Please see the            market risks.                                an index. Unless otherwise indicated,
     prospectus for more information.                                                          index results include reinvested
                                             o    Nondiversification increases the risk        dividends, and they do not reflect
o    All Investor Class shares are closed         that the value of the Fund's shares          sales charges. Performance of an
     to new investors. Contact your               may vary more widely, and the Fund           index of funds reflects fund
     financial advisor about purchasing           may be subject to greater investment         expenses; performance of a market
     our other share classes.                     and credit risk than if it invested          index does not.
                                                  more broadly.
PRINCIPAL RISKS OF INVESTING IN THE FUND                                                  OTHER INFORMATION
                                             o    The Fund's investments are concen-
o    Since a large percentage of the              trated in a comparatively narrow        o    The Chartered Financial
     Fund's assets may be invested in             segment of the economy. Consequent           Analyst--REGISTERED TRADEMARK--
     securities of a limited number of            ly, the Fund may tend to be more             (CFA--REGISTERED TRADEMARK--)
     companies, each investment has a             volatile than other mutual funds, and        designation is a globally recognized
     greater effect on the Fund's overall         the value of the Fund's investments          standard for measuring the competence
     performance, and any change in the           may tend to rise and fall more               and integrity of investment
     value of those securities could              rapidly.                                     professionals.
     significantly affect the value of
     your investment in the Fund.            ABOUT INDEXES USED IN THIS REPORT            o    The returns shown in the management's
                                                                                               discussion of Fund performance are
o    Prices of equity securities change in   o    THE S&P 500--REGISTERED TRADEMARK--          based on net asset values calculated
     response to many factors including           INDEX is a market                            for shareholder transactions.
     the historical and prospective               capitalization-weighted index                Generally accepted accounting
     earnings of the issuer, the value of         covering all major areas of the U.S.         principles require adjustments to be
     its assets, general economic                 economy. It is not the 500 largest           made to the net assets of the Fund at
     conditions, interest rates, investor         companies, but rather the most widely        period end for financial reporting
     perceptions and market liquidity.            held 500 companies chosen with               purposes, and as such, the net asset
                                                  respect to market size, liquidity and        values for shareholder transactions
o    The financial services sector is             their industry.                              and the returns based on those net
     subject to extensive government                                                           asset values may differ from the net
     regulation, which may change            o    The S&P 500 FINANCIALS INDEX is a            asset values and returns reported in
     frequently. The profitability of             market capitalization-weighted index         the Financial Highlights.
     businesses in this sector depends            of companies involved in activities
     heavily on the availability and cost         such as banking, consumer finance,      o    Industry classifications used in this
     of money and may fluctuate                   investment banking and brokerage,            report are generally according to the
     significantly in response to changes         asset management, insurance and              Global Industry Classification
     to interest rates and general                investment and real estate, including        Standard, which was developed by and
     economic conditions.                         REITs.                                       is the exclusive property and a
                                                                                               service mark of MSCI Inc. and
o    Foreign securities have additional      o    The LIPPER FINANCIAL SERVICES FUNDS          Standard & Poor's.
     risks, including exchange rate               INDEX is an equally weighted
     changes, political and economic              representation of the largest funds
     upheaval, the relative lack of               in the Lipper Financial Services
     information, relatively low market           Funds category. These funds invest
     liquidity, and the potential lack of         primarily in equity securities of
     strict financial and accounting              domestic companies engaged in
     controls and standards                       providing financial services,
                                                  including but not limited to banks,
                                                  finance companies, insurance
                                                  companies, and securities/brokerage
                                                  firms.
=======================================================================================   ==========================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS,     FUND NASDAQ SYMBOLS
WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES.           Class A Shares                       IFSAX
INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.                                      Class B Shares                       IFSBX
=======================================================================================   Class C Shares                       IFSCX
                                                                                          Class Y Shares                       IFSYX
NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE                                         Investor Class Shares                FSFSX
                                                                                          ==========================================


8   AIM FINANCIAL SERVICES FUND

SCHEDULE OF INVESTMENTS(a)

March 31, 2009




                                                       SHARES         VALUE
------------------------------------------------------------------------------

COMMON STOCKS-92.01%

ASSET MANAGEMENT & CUSTODY BANKS-11.33%

Blackstone Group L.P. (The)                            157,057    $  1,138,663
------------------------------------------------------------------------------
Federated Investors, Inc.-Class B                      213,744       4,757,941
------------------------------------------------------------------------------
Legg Mason, Inc.                                       185,200       2,944,680
------------------------------------------------------------------------------
State Street Corp.                                     158,796       4,887,741
==============================================================================
                                                                    13,729,025
==============================================================================


CONSUMER FINANCE-11.61%

American Express Co.                                   332,400       4,530,612
------------------------------------------------------------------------------
AmeriCredit Corp.(b)                                   387,354       2,269,894
------------------------------------------------------------------------------
Capital One Financial Corp.                            337,194       4,127,255
------------------------------------------------------------------------------
SLM Corp.(b)                                           634,031       3,138,453
==============================================================================
                                                                    14,066,214
==============================================================================


DATA PROCESSING & OUTSOURCED SERVICES-6.37%

Automatic Data Processing, Inc.                        169,281       5,951,920
------------------------------------------------------------------------------
VeriFone Holdings, Inc.(b)                             171,362       1,165,262
------------------------------------------------------------------------------
Western Union Co.                                       47,871         601,738
==============================================================================
                                                                     7,718,920
==============================================================================


DIVERSIFIED BANKS-0.23%

U.S. Bancorp                                            19,319         282,251
==============================================================================


DIVERSIFIED CAPITAL MARKETS-2.71%

UBS AG (Switzerland)(b)                                348,753       3,288,741
==============================================================================


INSURANCE BROKERS-5.40%

Marsh & McLennan Cos., Inc.                            261,650       5,298,412
------------------------------------------------------------------------------
National Financial Partners Corp.                      387,650       1,240,480
==============================================================================
                                                                     6,538,892
==============================================================================


INVESTMENT BANKING & BROKERAGE-10.44%

FBR Capital Markets Corp.(b)                         1,034,310       3,402,880
------------------------------------------------------------------------------
Goldman Sachs Group, Inc. (The)                         36,000       3,816,720
------------------------------------------------------------------------------
Morgan Stanley                                         238,241       5,424,747
==============================================================================
                                                                    12,644,347
==============================================================================


LIFE & HEALTH INSURANCE-3.16%

Prudential Financial, Inc.                              28,117         534,785
------------------------------------------------------------------------------
StanCorp Financial Group, Inc.                         144,375       3,288,863
==============================================================================
                                                                     3,823,648
==============================================================================


MANAGED HEALTH CARE-4.75%

Coventry Health Care, Inc.(b)                          106,497       1,378,071
------------------------------------------------------------------------------
UnitedHealth Group Inc.                                208,800       4,370,184
==============================================================================
                                                                     5,748,255
==============================================================================


OTHER DIVERSIFIED FINANCIAL SERVICES-13.52%

Bank of America Corp.                                  574,617       3,918,888
------------------------------------------------------------------------------
Citigroup Inc.                                       1,064,301       2,692,682
------------------------------------------------------------------------------
JPMorgan Chase & Co.                                   367,371       9,764,721
==============================================================================
                                                                    16,376,291
==============================================================================


PROPERTY & CASUALTY INSURANCE-3.70%

Allstate Corp. (The)                                    24,165         462,760
------------------------------------------------------------------------------
XL Capital Ltd.-Class A                                737,191       4,025,063
==============================================================================
                                                                     4,487,823
==============================================================================


REAL ESTATE SERVICES-0.23%

Jones Lang LaSalle Inc.                                 11,868         276,050
==============================================================================


REGIONAL BANKS-6.56%

Fifth Third Bancorp                                    769,820       2,247,874
------------------------------------------------------------------------------
First Horizon National Corp.                            31,894         342,537
------------------------------------------------------------------------------
SunTrust Banks, Inc.                                   203,924       2,394,068
------------------------------------------------------------------------------
Zions Bancorp                                          300,932       2,958,162
==============================================================================
                                                                     7,942,641
==============================================================================


SPECIALIZED CONSUMER SERVICES-2.69%

H&R Block, Inc.                                        179,016       3,256,301
==============================================================================


SPECIALIZED FINANCE-9.31%

CIT Group, Inc.                                      1,024,035       2,918,500
------------------------------------------------------------------------------
Moody's Corp.                                          364,672       8,358,282
==============================================================================
                                                                    11,276,782
==============================================================================
     Total Common Stocks (Cost $293,056,056)                       111,456,181
==============================================================================



MONEY MARKET FUNDS-7.22%

Liquid Assets Portfolio-Institutional Class(c)       4,373,958       4,373,958
------------------------------------------------------------------------------
Premier Portfolio-Institutional Class(c)             4,373,957       4,373,957
==============================================================================
     Total Money Market Funds (Cost $8,747,915)                      8,747,915
==============================================================================
TOTAL INVESTMENTS-99.23% (Cost $301,803,971)                       120,204,096
==============================================================================
OTHER ASSETS LESS LIABILITIES-0.77%                                    935,956
==============================================================================
NET ASSETS-100.00%                                                $121,140,052
______________________________________________________________________________
==============================================================================



Notes to Schedule of Investments:

(a) Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor's.
(b)   Non-income producing security.
(c) The money market fund and the Fund are affiliated by having the same investment advisor.


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        AIM FINANCIAL SERVICES FUND

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2009




ASSETS:

Investments, at value (Cost $293,056,056)                           $ 111,456,181
---------------------------------------------------------------------------------
Investments in affiliated money market funds, at value and cost         8,747,915
=================================================================================
     Total investments, at value (Cost $301,803,971)                  120,204,096
=================================================================================
Receivables for:
  Investments sold                                                         25,615
---------------------------------------------------------------------------------
  Fund shares sold                                                      1,091,670
---------------------------------------------------------------------------------
  Dividends                                                               167,854
---------------------------------------------------------------------------------
Investment for trustee deferred compensation and retirement plans          55,565
---------------------------------------------------------------------------------
Other assets                                                               36,861
=================================================================================
     Total assets                                                     121,581,661
_________________________________________________________________________________
=================================================================================


LIABILITIES:

Payables for:
  Fund shares reacquired                                                  122,828
---------------------------------------------------------------------------------
Accrued fees to affiliates                                                135,827
---------------------------------------------------------------------------------
Accrued other operating expenses                                           70,040
---------------------------------------------------------------------------------
Trustee deferred compensation and retirement plans                        112,914
=================================================================================
     Total liabilities                                                    441,609
=================================================================================
Net assets applicable to shares outstanding                         $ 121,140,052
_________________________________________________________________________________
=================================================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest                                       $ 414,709,054
---------------------------------------------------------------------------------
Undistributed net investment income                                     5,066,304
---------------------------------------------------------------------------------
Undistributed net realized gain (loss)                               (117,035,431)
---------------------------------------------------------------------------------
Unrealized appreciation (depreciation)                               (181,599,875)
=================================================================================
                                                                    $ 121,140,052
_________________________________________________________________________________
=================================================================================



NET ASSETS:

Class A                                                             $  23,242,479
_________________________________________________________________________________
=================================================================================
Class B                                                             $   5,624,404
_________________________________________________________________________________
=================================================================================
Class C                                                             $   6,280,583
_________________________________________________________________________________
=================================================================================
Class Y                                                             $     323,395
_________________________________________________________________________________
=================================================================================
Investor Class                                                      $  85,669,191
_________________________________________________________________________________
=================================================================================


SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                                                 5,210,915
_________________________________________________________________________________
=================================================================================
Class B                                                                 1,262,833
_________________________________________________________________________________
=================================================================================
Class C                                                                 1,465,847
_________________________________________________________________________________
=================================================================================
Class Y                                                                    71,847
_________________________________________________________________________________
=================================================================================
Investor Class                                                         19,054,857
_________________________________________________________________________________
=================================================================================
Class A:
  Net asset value per share                                         $        4.46
---------------------------------------------------------------------------------
  Maximum offering price per share
     (Net asset value of $4.46 divided by 94.50%)                   $        4.72
_________________________________________________________________________________
=================================================================================
Class B:
  Net asset value and offering price per share                      $        4.45
_________________________________________________________________________________
=================================================================================
Class C:
  Net asset value and offering price per share                      $        4.28
_________________________________________________________________________________
=================================================================================
Class Y:
  Net asset value and offering price per share                      $        4.50
_________________________________________________________________________________
=================================================================================
Investor Class:
  Net asset value and offering price per share                      $        4.50
_________________________________________________________________________________
=================================================================================






See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        AIM FINANCIAL SERVICES FUND

STATEMENT OF OPERATIONS

For the year ended March 31, 2009




INVESTMENT INCOME:

Dividends (net of foreign withholding taxes of $9,294)                             $   8,907,713
------------------------------------------------------------------------------------------------
Dividends from affiliated money market funds (includes securities lending income
  of $183,487)                                                                           364,204
================================================================================================
     Total investment income                                                           9,271,917
================================================================================================


EXPENSES:

Advisory fees                                                                          1,789,865
------------------------------------------------------------------------------------------------
Administrative services fees                                                              89,739
------------------------------------------------------------------------------------------------
Custodian fees                                                                            12,393
------------------------------------------------------------------------------------------------
Distribution fees:
  Class A                                                                                 90,066
------------------------------------------------------------------------------------------------
  Class B                                                                                125,187
------------------------------------------------------------------------------------------------
  Class C                                                                                 97,680
------------------------------------------------------------------------------------------------
  Investor Class                                                                         450,514
------------------------------------------------------------------------------------------------
Transfer agent fees                                                                    1,065,463
------------------------------------------------------------------------------------------------
Trustees' and officers' fees and benefits                                                 25,559
------------------------------------------------------------------------------------------------
Other                                                                                    333,275
================================================================================================
     Total expenses                                                                    4,079,741
================================================================================================
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)                 (30,003)
================================================================================================
     Net expenses                                                                      4,049,738
================================================================================================
Net investment income                                                                  5,222,179
================================================================================================
Net realized gain (loss) from investment securities                                 (116,790,102)
------------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of investment securities       (126,271,125)
------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                                             (243,061,227)
================================================================================================
Net increase (decrease) in net assets resulting from operations                    $(237,839,048)
________________________________________________________________________________________________
================================================================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        AIM FINANCIAL SERVICES FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended March 31, 2009 and 2008



                                                                                2009             2008
---------------------------------------------------------------------------------------------------------

OPERATIONS:

  Net investment income                                                    $   5,222,179    $   8,705,468
---------------------------------------------------------------------------------------------------------
  Net realized gain (loss)                                                  (116,790,102)      63,119,405
---------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation)                      (126,271,125)    (241,062,714)
=========================================================================================================
     Net increase (decrease) in net assets resulting from operations        (237,839,048)    (169,237,841)
=========================================================================================================
Distributions to shareholders from net investment income:
  Class A                                                                       (488,373)        (921,203)
---------------------------------------------------------------------------------------------------------
  Class B                                                                       (107,092)        (256,005)
---------------------------------------------------------------------------------------------------------
  Class C                                                                        (94,940)        (105,032)
---------------------------------------------------------------------------------------------------------
  Class Y                                                                         (5,176)              --
---------------------------------------------------------------------------------------------------------
  Investor Class                                                              (2,146,172)      (6,973,459)
=========================================================================================================
     Total distributions from net investment income                           (2,841,753)      (8,255,699)
=========================================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                                     (3,967,466)      (6,062,162)
---------------------------------------------------------------------------------------------------------
  Class B                                                                     (1,236,068)      (3,484,045)
---------------------------------------------------------------------------------------------------------
  Class C                                                                     (1,095,804)      (1,429,404)
---------------------------------------------------------------------------------------------------------
  Class Y                                                                        (42,046)              --
---------------------------------------------------------------------------------------------------------
  Investor Class                                                             (17,435,194)     (45,890,448)
=========================================================================================================
     Total distributions from net realized gains                             (23,776,578)     (56,866,059)
=========================================================================================================
Share transactions-net:
  Class A                                                                     22,229,179          (96,847)
---------------------------------------------------------------------------------------------------------
  Class B                                                                        159,218      (10,083,120)
---------------------------------------------------------------------------------------------------------
  Class C                                                                      5,758,712        2,126,236
---------------------------------------------------------------------------------------------------------
  Class Y                                                                        568,238               --
---------------------------------------------------------------------------------------------------------
  Investor Class                                                               4,266,378      (41,970,173)
=========================================================================================================
     Net increase (decrease) in net assets resulting from share
       transactions                                                           32,981,725      (50,023,904)
=========================================================================================================
     Net increase (decrease) in net assets                                  (231,475,654)    (284,383,503)
=========================================================================================================


NET ASSETS:

  Beginning of year                                                          352,615,706      636,999,209
=========================================================================================================
  End of year (includes undistributed net investment income of
     $5,066,304 and $2,687,218, respectively)                              $ 121,140,052    $ 352,615,706
_________________________________________________________________________________________________________
=========================================================================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        AIM FINANCIAL SERVICES FUND

NOTES TO FINANCIAL STATEMENTS

March 31, 2009

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Financial Services Fund (the "Fund") is a series portfolio of AIM Sector Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

  The Fund's investment objective is capital growth.

  The Fund currently consists of five different classes of shares: Class A, Class B, Class C, Class Y and Investor Class. Investor Class shares of the Fund are offered only to certain grandfathered investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to contingent deferred sales charges ("CDSC"). Class B shares and Class C shares are sold with a CDSC. Class Y and Investor Class shares are sold at net asset value. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.

  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

        A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

        Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

        Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.

        Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

        Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities and Corporate Loans. The mean between the last bid and asked prices may be used to value debt obligations other than Corporate Loans.

        Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

        Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.


13        AIM FINANCIAL SERVICES FUND

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

        The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.

        Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
      (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

        The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment advisor may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

        The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund's servicing agreements, that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. OTHER RISKS -- The Fund's investments are concentrated in a comparatively narrow segment of the economy. Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund's investments may tend to rise and fall more rapidly.

        The financial services sector is subject to extensive government regulation, which may change frequently. The profitability of businesses in this sector depends heavily on the availability and cost of money and may fluctuate significantly in response to changes to interest rates and general economic conditions.

J. SECURITIES LENDING -- The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.


14        AIM FINANCIAL SERVICES FUND

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with Invesco Aim Advisors, Inc. (the "Advisor" or "Invesco Aim"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Advisor based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                            RATE
-------------------------------------------------------------------
First $350 million                                           0.75%
-------------------------------------------------------------------
Next $350 million                                            0.65%
-------------------------------------------------------------------
Next $1.3 billion                                            0.55%
-------------------------------------------------------------------
Next $2 billion                                              0.45%
-------------------------------------------------------------------
Next $2 billion                                              0.40%
-------------------------------------------------------------------
Next $2 billion                                              0.375%
-------------------------------------------------------------------
Over $8 billion                                              0.35%
___________________________________________________________________
===================================================================




  Under the terms of a master sub-advisory agreement the Advisor and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the "Affiliated Sub-Advisors") the Advisor, not the Fund, may pay 40% of the fees paid to the Advisor to any such Affiliated Sub-Advisor(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Advisor(s).

  The Advisor has contractually agreed, through at least June 30, 2009, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Advisor receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

  For the year ended March 31, 2009, the Advisor waived advisory fees of $10,947.

  At the request of the Trustees of the Trust, Invesco Ltd. ("Invesco") agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended March 31, 2009, Invesco reimbursed expenses of the Fund in the amount of $2,367.

  The Trust has entered into a master administrative services agreement with Invesco Aim pursuant to which the Fund has agreed to pay Invesco Aim for certain administrative costs incurred in providing accounting services to the Fund. For the year ended March 31, 2009, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.

  The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. ("IAIS") pursuant to which the Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the course of providing such services. IAIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IAIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust's Board of Trustees. For the year ended March 31, 2009, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

  The Trust has entered into master distribution agreements with Invesco Aim Distributors, Inc. ("IADI") to serve as the distributor for the Class A, Class B, Class C, Class Y and Investor Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Investor Class shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays IADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Investor Class shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority ("FINRA") impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended March 31, 2009, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.

  Front-end sales commissions and CDSC (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended March 31, 2009, IADI advised the Fund that IADI retained $60,508 in front-end sales commissions from the sale of Class A shares and $2,072 $14,986 and $9,523 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

  Certain officers and trustees of the Trust are officers and directors of Invesco Aim, IAIS and/or IADI.


15        AIM FINANCIAL SERVICES FUND

NOTE 3--SUPPLEMENTAL INFORMATION

The Fund adopted the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), effective with the beginning of the Fund's fiscal year. SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment's assigned level:

  Level 1 -- Prices are determined using quoted prices in an active market for identical assets.

  Level 2 -- Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

  Level 3 -- Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

  Below is a summary of the tiered valuation input levels, as of the end of the reporting period, March 31, 2009. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

                        INVESTMENTS IN
INPUT LEVEL               SECURITIES
--------------------------------------
Level 1                  $120,204,096
--------------------------------------
Level 2                            --
--------------------------------------
Level 3                            --
======================================
                         $120,204,096
______________________________________
======================================



NOTE 4--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended March 31, 2009, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $16,689.

NOTE 5--TRUSTEES' AND OFFICERS' FEES AND BENEFITS

"Trustees' and Officers' Fees and Benefits" include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officers' Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officers' Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

  During the year ended March 31, 2009, the Fund paid legal fees of $5,136 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--CASH BALANCES

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either
(i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco Aim, not to exceed the contractually agreed upon rate.


16        AIM FINANCIAL SERVICES FUND

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

TAX CHARACTER OF DISTRIBUTIONS TO SHAREHOLDERS PAID DURING THE YEARS ENDED MARCH 31, 2009 AND 2008:

                                                                                 2009            2008
--------------------------------------------------------------------------------------------------------
Ordinary income                                                              $ 2,852,868     $ 8,537,133
--------------------------------------------------------------------------------------------------------
Long-term capital gain                                                        23,765,463      56,584,625
========================================================================================================
Total distributions                                                          $26,618,331     $65,121,758
________________________________________________________________________________________________________
========================================================================================================



TAX COMPONENTS OF NET ASSETS AT PERIOD-END:

                                                                                        2009
------------------------------------------------------------------------------------------------
Undistributed ordinary income                                                      $   5,206,776
------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) -- investments                           (181,704,822)
------------------------------------------------------------------------------------------------
Temporary book/tax differences                                                          (116,754)
------------------------------------------------------------------------------------------------
Capital loss carryforward                                                            (96,153,846)
------------------------------------------------------------------------------------------------
Post-October deferrals                                                               (20,800,356)
------------------------------------------------------------------------------------------------
Shares of beneficial interest                                                        414,709,054
================================================================================================
Total net assets                                                                   $ 121,140,052
________________________________________________________________________________________________
================================================================================================




  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and the treatment of partnership investments.

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

  The Fund has a capital loss carryforward as of March 31, 2009 which expires as follows:

                                                                                   CAPITAL LOSS
EXPIRATION                                                                        CARRYFORWARD*
-----------------------------------------------------------------------------------------------
March 31, 2017                                                                     $96,153,846
_______________________________________________________________________________________________
===============================================================================================



* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

  NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended March 31, 2009 was $110,685,818 and $88,426,997, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

         UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities                         $   2,086,230
------------------------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities                        (183,791,052)
================================================================================================
Net unrealized appreciation (depreciation) of investment securities                $(181,704,822)
________________________________________________________________________________________________
================================================================================================
Cost of investments for tax purposes is $301,908,918.


NOTE 9--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of proxy costs, distributions and partnership investments, on March 31, 2009, undistributed net investment income was decreased by $1,340, undistributed net realized gain
(loss) was increased by $18,460 and shares of beneficial interest decreased by $17,120. This reclassification had no effect on the net assets of the Fund.


17        AIM FINANCIAL SERVICES FUND

NOTE 10--SHARE INFORMATION


                                                                               Summary of Share Activity
-------------------------------------------------------------------------------------------------------------------------
                                                                                 Year ended March 31,
                                                             ------------------------------------------------------------
                                                                       2009(a)                           2008
                                                             ---------------------------     ----------------------------
                                                               SHARES          AMOUNT          SHARES           AMOUNT
-------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                     3,938,345     $ 38,542,783      1,138,690     $  22,265,893
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                       660,762        6,947,393        181,565         3,634,892
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                     1,084,835       10,073,182        414,149         7,534,708
-------------------------------------------------------------------------------------------------------------------------
  Class Y(b)                                                     67,733          545,825             --                --
-------------------------------------------------------------------------------------------------------------------------
  Investor Class                                              3,603,191       35,568,011      1,347,709        27,632,919
=========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                       724,329        4,208,363        359,056         6,570,724
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                       220,767        1,282,657        190,330         3,492,554
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                       200,646        1,121,610         82,188         1,461,296
-------------------------------------------------------------------------------------------------------------------------
  Class Y                                                         7,756           45,375             --                --
-------------------------------------------------------------------------------------------------------------------------
  Investor Class                                              3,238,461       18,944,918      2,777,724        51,193,823
=========================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                       358,188        3,306,169        131,481         2,755,853
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (358,674)      (3,306,169)      (131,664)       (2,755,853)
=========================================================================================================================
Reacquired:
  Class A(b)                                                 (2,619,421)     (23,828,136)    (1,377,995)      (31,689,317)
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (495,525)      (4,764,663)      (607,631)      (14,454,713)
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (604,184)      (5,436,080)      (305,602)       (6,869,768)
-------------------------------------------------------------------------------------------------------------------------
  Class Y                                                        (3,642)         (22,962)            --                --
-------------------------------------------------------------------------------------------------------------------------
  Investor Class(b)                                          (5,296,436)     (50,246,551)    (5,103,730)     (120,796,915)
=========================================================================================================================
     Net increase (decrease) in share activity                4,727,131     $ 32,981,725       (903,730)    $ (50,023,904)
_________________________________________________________________________________________________________________________
=========================================================================================================================



(a) There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 15% of the outstanding shares of the Fund. IADI has an agreement with this entity to sell Fund shares. The Fund, Invesco Aim and/or Invesco Aim affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco Aim and/or Invesco Aim affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this entity is owned beneficially.
(b) Effective upon the commencement date of Class Y shares, October 3, 2008, the following shares were converted from Class A and Investor Class shares into Class Y shares of the Fund:

     CLASS                                                                        SHARES        AMOUNT
     --------------------------------------------------------------------------------------------------
     Class Y                                                                      33,662      $ 385,767
     --------------------------------------------------------------------------------------------------
     Class A                                                                     (25,595)      (291,276)
     --------------------------------------------------------------------------------------------------
     Investor Class                                                               (8,245)       (94,491)
     __________________________________________________________________________________________________
     ==================================================================================================





18        AIM FINANCIAL SERVICES FUND

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                    NET GAINS
                                                     (LOSSES)
                           NET ASSET              ON SECURITIES               DIVIDENDS  DISTRIBUTIONS
                             VALUE,       NET         (BOTH      TOTAL FROM   FROM NET      FROM NET                    NET ASSET
                           BEGINNING  INVESTMENT   REALIZED AND  INVESTMENT  INVESTMENT     REALIZED        TOTAL      VALUE, END
                           OF PERIOD   INCOME(a)   UNREALIZED)   OPERATIONS    INCOME        GAINS      DISTRIBUTIONS   OF PERIOD
---------------------------------------------------------------------------------------------------------------------------------
CLASS A
Year ended 03/31/09          $15.72      $0.22       $(10.29)      $(10.07)    $(0.13)       $(1.06)        $(1.19)      $ 4.46
Year ended 03/31/08           27.30       0.42         (8.61)        (8.19)     (0.45)        (2.94)         (3.39)       15.72
Year ended 03/31/07           28.22       0.38          2.32          2.70      (0.39)        (3.23)         (3.62)       27.30
Year ended 03/31/06           27.16       0.32          4.05          4.37      (0.39)        (2.92)         (3.31)       28.22
Year ended 03/31/05           30.83       0.23         (1.19)        (0.96)     (0.20)        (2.51)         (2.71)       27.16
---------------------------------------------------------------------------------------------------------------------------------
CLASS B
Year ended 03/31/09           15.72       0.15        (10.27)       (10.12)     (0.09)        (1.06)         (1.15)        4.45
Year ended 03/31/08           27.22       0.24         (8.58)        (8.34)     (0.22)        (2.94)         (3.16)       15.72
Year ended 03/31/07           28.15       0.16          2.30          2.46      (0.16)        (3.23)         (3.39)       27.22
Year ended 03/31/06           27.10       0.11          4.03          4.14      (0.17)        (2.92)         (3.09)       28.15
Year ended 03/31/05           30.82       0.04         (1.19)        (1.15)     (0.06)        (2.51)         (2.57)       27.10
---------------------------------------------------------------------------------------------------------------------------------
CLASS C
Year ended 03/31/09           15.23       0.14         (9.94)        (9.80)     (0.09)        (1.06)         (1.15)        4.28
Year ended 03/31/08           26.48       0.23         (8.32)        (8.09)     (0.22)        (2.94)         (3.16)       15.23
Year ended 03/31/07           27.47       0.16          2.24          2.40      (0.16)        (3.23)         (3.39)       26.48
Year ended 03/31/06           26.51       0.11          3.94          4.05      (0.17)        (2.92)         (3.09)       27.47
Year ended 03/31/05           30.20       0.04         (1.16)        (1.12)     (0.06)        (2.51)         (2.57)       26.51
---------------------------------------------------------------------------------------------------------------------------------
CLASS Y
Year ended 03/31/09(e)        11.46       0.06         (5.83)        (5.77)     (0.13)        (1.06)         (1.19)        4.50
---------------------------------------------------------------------------------------------------------------------------------
INVESTOR CLASS
Year ended 03/31/09           15.82       0.23        (10.36)       (10.13)     (0.13)        (1.06)         (1.19)        4.50
Year ended 03/31/08           27.47       0.42         (8.68)        (8.26)     (0.45)        (2.94)         (3.39)       15.82
Year ended 03/31/07           28.37       0.38          2.34          2.72      (0.39)        (3.23)         (3.62)       27.47
Year ended 03/31/06           27.30       0.33          4.06          4.39      (0.40)        (2.92)         (3.32)       28.37
Year ended 03/31/05           30.96       0.27         (1.19)        (0.92)     (0.23)        (2.51)         (2.74)       27.30
_________________________________________________________________________________________________________________________________
=================================================================================================================================

                                                          Ratio of          Ratio of
                                                          expenses          expenses
                                                         to average      to average net  Ratio of net
                                                         net assets      assets without   investment
                                        Net assets,   with fee waivers    fee waivers       income
                             TOTAL     end of period   and/or expenses  and/or expenses   to average    Portfolio
                           RETURN(b)  (000s omitted)      absorbed          absorbed      net assets   turnover(c)
------------------------------------------------------------------------------------------------------------------
CLASS A
Year ended 03/31/09          (65.84)%    $ 23,242           1.64%(d)          1.65%(d)       2.25%(d)       38%
Year ended 03/31/08          (31.76)       44,151           1.31              1.31           1.76           15
Year ended 03/31/07            9.24        69,846           1.28              1.28           1.33            5
Year ended 03/31/06           16.36        71,297           1.32              1.32           1.12            3
Year ended 03/31/05           (3.57)       81,761           1.38              1.39           0.79           53
------------------------------------------------------------------------------------------------------------------
CLASS B
Year ended 03/31/09          (66.10)        5,624           2.39(d)           2.40(d)        1.50(d)        38
Year ended 03/31/08          (32.32)       19,428           2.06              2.06           1.01           15
Year ended 03/31/07            8.41        43,639           2.03              2.03           0.58            5
Year ended 03/31/06           15.51        52,773           2.04              2.04           0.40            3
Year ended 03/31/05           (4.19)       65,390           2.03              2.04           0.14           53
------------------------------------------------------------------------------------------------------------------
CLASS C
Year ended 03/31/09          (66.13)        6,281           2.39(d)           2.40(d)        1.50(d)        38
Year ended 03/31/08          (32.28)       11,948           2.06              2.06           1.01           15
Year ended 03/31/07            8.39        15,727           2.03              2.03           0.58            5
Year ended 03/31/06           15.51        18,872           2.04              2.04           0.40            3
Year ended 03/31/05           (4.18)       23,932           2.03              2.04           0.14           53
------------------------------------------------------------------------------------------------------------------
CLASS Y
Year ended 03/31/09(e)       (52.77)          323           1.70(d)(f)        1.70(d)(f)     2.19(d)(f)     38
------------------------------------------------------------------------------------------------------------------
INVESTOR CLASS
Year ended 03/31/09          (65.79)       85,669           1.64(d)           1.65(d)        2.25(d)        38
Year ended 03/31/08          (31.83)      277,089           1.31              1.31           1.76           15
Year ended 03/31/07            9.27       507,787           1.28              1.28           1.33            5
Year ended 03/31/06           16.36       563,294           1.30              1.30           1.14            3
Year ended 03/31/05           (3.44)      632,450           1.28              1.29           0.89           53
__________________________________________________________________________________________________________________
==================================================================================================================



(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d) Ratios are based on average daily net assets (000's omitted) of $36,026, $12,519, $9,768, $268 and $180,205 for Class A, Class B, Class C, Class Y,
     and Investor Class shares, respectively.
(e)  Commencement date of October 3, 2008.
(f)  Annualized.


19        AIM FINANCIAL SERVICES FUND

NOTE 12--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On May 23, 2008, the Securities and Exchange Commission ("SEC") publicly posted its final approval of the Distribution Plans ("Distribution Plans") for the distribution of monies placed into two separate Fair Funds created pursuant to a settlement reached on October 8, 2004 between Invesco Funds Group, Inc. ("IFG"), Invesco Aim Advisors, Inc. ("Invesco Aim") and Invesco Aim Distributors, Inc. ("IADI") and the SEC (the "Order"). One of the Fair Funds consists of $325 million, plus interest and any contributions by other settling parties, for distribution to shareholders of certain mutual funds formerly advised by IFG who may have been harmed by market timing and related activity. The second Fair Fund consists of $50 million, plus interest and any contributions by other settling parties, for distribution to shareholders of certain mutual funds advised by Invesco Aim who may have been harmed by market timing and related activity. The Distribution Plans provide for the distribution to all eligible investors to compensate such investors for injury they may have suffered as a result of market timing in the affected funds. The Distribution Plans include a provision for any residual amounts in the Fair Funds to be distributed in the future to the affected funds. Because the distribution of the Fair Funds has not yet commenced, management of Invesco Aim and the Fund are unable to estimate the amount of distribution to be made to the Fund, if any.

  At the request of the trustees of the AIM Funds, Invesco Ltd. ("Invesco"), the parent company of IFG and Invesco Aim, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.

PENDING LITIGATION AND REGULATORY INQUIRIES


  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, Invesco Aim, IADI and/or related entities and individuals alleging that the defendants permitted improper market timing and related activity in the AIM Funds.

  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid.

  All lawsuits based on allegations of market timing, late trading and related issues were transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various Invesco Aim- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of ERISA purportedly brought on behalf of participants in the Invesco 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On January 5, 2008, the parties reached an agreement in principle to settle both the Consolidated Amended Class Action Complaint and Consolidated Amended Fund Derivative Complaint, subject to the MDL Court approval. Individual class members have the right to object. On December 15, 2008, the parties reached an agreement in principle to settle the Amended Class Action Complaint for Violations of ERISA, subject to the MDL Court approval. Individual class members have the right to object. No payments are required under the settlement; however, the parties agreed that certain limited changes to benefit plans and participants' accounts would be made.

  IFG, Invesco Aim, IADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, Invesco Aim and IADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, Invesco Aim, IADI and/or related entities and individuals in the future.

  Management of Invesco Aim and the Fund believe that the outcome of the Pending Litigation and Regulatory Inquiries described above will have no material adverse affect on the Fund or on the ability of Invesco Aim and IADI to provide ongoing services to the Fund.


20        AIM FINANCIAL SERVICES FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Trustees of AIM Sector Funds and Shareholders of AIM Financial Services Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Financial Services Fund (one of the funds constituting AIM Sector Funds, hereafter referred to as the "Fund") at March 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2009 by correspondence with the custodian, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

May 15, 2009
Houston, Texas



21        AIM FINANCIAL SERVICES FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. With the exception of the actual ending account value and expenses of the Class Y shares, the example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2008, through March 31, 2009. The actual ending account and expenses of the Class Y shares in the below example are based on an investment of $1,000 invested as of close of business October 3, 2008 (commencement date) and held through March 31, 2009.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period (as of close of business October 3, 2008 through March 31, 2009 for the Class Y shares). Because the actual ending account value and expense information in the example is not based upon a six month period for the Class Y shares, the ending account value and expense information may not provide a meaningful comparison to mutual funds that provide such information for a full six month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.


---------------------------------------------------------------------------------------------------
                                                                    HYPOTHETICAL
                                                              (5% ANNUAL RETURN BEFORE
                                           ACTUAL                     EXPENSES)
                                 ------------------------------------------------------
                    BEGINNING        ENDING       EXPENSES       ENDING       EXPENSES   ANNUALIZED
                  ACCOUNT VALUE  ACCOUNT VALUE  PAID DURING  ACCOUNT VALUE  PAID DURING    EXPENSE
      CLASS         (10/01/08)   (03/31/09)(1)   PERIOD(1)     (03/31/09)   PERIOD(2,3)     RATIO
---------------------------------------------------------------------------------------------------
        A           $1,000.00       $449.80        $7.05       $1,015.21       $ 9.80       1.95%
---------------------------------------------------------------------------------------------------
        B            1,000.00        447.40         9.74        1,011.47        13.54       2.70
---------------------------------------------------------------------------------------------------
        C            1,000.00        447.40         9.74        1,011.47        13.54       2.70
---------------------------------------------------------------------------------------------------
        Y            1,000.00        472.30         6.17        1,016.45         8.55       1.70
---------------------------------------------------------------------------------------------------
    Investor         1,000.00        450.30         7.05        1,015.21         9.80       1.95
---------------------------------------------------------------------------------------------------



(1) The actual ending account value is based on the actual total return of the Fund for the period October 1, 2008, through March 31, 2009 (as of close of business October 3, 2008, through March 31, 2009 for the Class Y shares), after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half year. For the Class Y shares actual expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 180 (as of close of business October 3, 2008, through March 31, 2009)/365. Because the Class Y shares have not been in existence for a full six month period, the actual ending account value and expense information shown may not provide a meaningful comparison to fund expense information of classes that show such data for a full six month period and, because the actual ending account value and expense information in the expense example covers a short time period, return and expense data may not be indicative of return and expense data for longer time periods.
(3) Hypothetical expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 182/365 to reflect a one-half year period. The hypothetical ending account value and expenses may be used to compare ongoing costs of investing in Class Y shares of the Fund and other funds because such data is based on a full six month period.


22        AIM FINANCIAL SERVICES FUND

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended March 31, 2009:

     FEDERAL AND STATE INCOME TAX
     ----------------------------
     Long-Term Capital Gain Dividends                    $23,765,463
     Qualified Dividend Income*                                 100%
     Corporate Dividends Received Deduction*                    100%



     * The above percentages are based on ordinary income dividends paid to shareholders during the Fund's fiscal year.

ADDITIONAL NON-RESIDENT ALIEN SHAREHOLDER INFORMATION

The percentages of qualifying assets not subject to the U.S. estate tax for the fiscal quarters ended June 30, 2008, September 30, 2008, December 31, 2008 and March 31, 2009 were 3.60%, 4.80%, 4.72%, and 9.92%, respectively.


23        AIM FINANCIAL SERVICES FUND

TRUSTEES AND OFFICERS


The address of each trustee and officer of AIM Sector Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 102 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.



NAME, YEAR OF BIRTH AND         TRUSTEE AND/                                                                OTHER
POSITION(S) HELD WITH THE       OR OFFICER    PRINCIPAL OCCUPATION(S)                                       DIRECTORSHIP(S)
TRUST                           SINCE         DURING PAST 5 YEARS                                           HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------

 INTERESTED PERSONS
--------------------------------------------------------------------------------------------------------------------------------

 Martin L.                      2007          Executive Director, Chief Executive Officer and President,    None
 Flanagan(1) -- 1960                          Invesco Ltd. (ultimate parent of Invesco Aim and a global
 Trustee                                      investment management firm); Chairman, Invesco Aim Advisors,
                                              Inc. (registered investment advisor); Trustee, The AIM
                                              Family of Funds--Registered Trademark--; Vice Chairman,
                                              Investment Company Institute; and Member of Executive Board,
                                              SMU Cox School of Business

                                              Formerly: Director, Chairman, Chief Executive Officer and
                                              President, IVZ Inc. (holding company); INVESCO Group
                                              Services, Inc. (service provider); and Invesco North
                                              American Holdings, Inc. (holding company); Director, Chief
                                              Executive Officer and President, Invesco Holding Company
                                              Limited (parent of Invesco Aim and a global investment
                                              management firm); Chairman, Investment Company Institute;
                                              President, Co-Chief Executive Officer, Co-President, Chief
                                              Operating Officer and Chief Financial Officer, Franklin
                                              Resources, Inc. (global investment management organization)
--------------------------------------------------------------------------------------------------------------------------------

 Philip A. Taylor(2) -- 1954    2006          Head of North American Retail and Senior Managing Director,   None
 Trustee, President and                       Invesco Ltd.; Director, Chief Executive Officer and
 Principal                                    President, Invesco Trimark Dealer Inc. (formerly AIM Mutual
 Executive Officer                            Fund Dealer Inc.) (registered broker dealer), Invesco Aim
                                              Advisors, Inc., and 1371 Preferred Inc. (holding company);
                                              Director, Chairman, Chief Executive Officer and President,
                                              Invesco Aim Management Group, Inc. (financial services
                                              holding company) and Invesco Aim Capital Management, Inc.
                                              (registered investment advisor); Director and President,
                                              INVESCO Funds Group, Inc. (registered investment advisor and register transfer agent) and AIM GP Canada Inc. (general
                                              partner for a limited partnership); Director, Invesco Aim
                                              Distributors, Inc. (registered broker dealer); Director and
                                              Chairman, Invesco Aim Investment Services, Inc. (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, INVESCO
                                              Inc. (holding company) and Invesco Canada Holdings Inc.
                                              (holding company); Chief Executive Officer, AIM Trimark
                                              Corporate Class Inc. (corporate mutual fund company) and AIM
                                              Trimark Canada Fund Inc. (corporate mutual fund company);
                                              Director and Chief Executive Officer, Invesco Trimark
                                              Ltd./Invesco Trimark Ltee (formerly AIM Funds Management
                                              Inc. d/b/a INVESCO Enterprise Services) (registered
                                              investment advisor and registered transfer agent) and
                                              Invesco Trimark Dealer Inc. (formerly AIM Mutual Fund Dealer
                                              Inc.) (registered broker dealer); Trustee, President and
                                              Principal Executive Officer of The AIM Family of Funds--
                                              Registered Trademark-- (other than AIM Treasurer's Series
                                              Trust and Short-Term Investments Trust); Trustee and
                                              Executive Vice President, The AIM Family of Funds--
                                              Registered Trademark-- (AIM Treasurer's Series Trust and
                                              Short-Term Investments Trust only); and Manager, Invesco
                                              PowerShares Capital Management LLC

                                              Formerly: President, Invesco Trimark Dealer Inc.; Director
                                              and President, AIM Trimark Corporate Class Inc. and AIM
                                              Trimark Canada Fund Inc.; Director and President, Invesco
                                              Trimark Ltd./Invesco Trimark Ltee (formerly AIM Funds
                                              Management Inc. d/b/a INVESCO Enterprise Services); Senior
                                              Managing Director, Invesco Holding Company Limited; Trustee
                                              and Executive Vice President, Tax-Free Investments Trust;
                                              Director and Chairman, Fund Management Company (registered broker dealer); President and Principal Executive Officer,
                                              The AIM Family of Funds--Registered Trademark-- (AIM
                                              Treasurer's Series Trust, Short-Term Investments Trust and
                                              Tax-Free Investments Trust only); President, AIM Trimark
                                              Global Fund Inc. and AIM Trimark Canada Fund Inc.; and
                                              Director, Trimark Trust (federally regulated Canadian Trust
                                              Company)

--------------------------------------------------------------------------------------------------------------------------------

 INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------------------------------------------------

 Bruce L. Crockett -- 1944      2003          Chairman, Crockett Technology Associates (technology          ACE Limited
 Trustee and Chair                            consulting company)                                           (insurance company);
                                                                                                            Captaris, Inc.
                                                                                                            (unified messaging
                                                                                                            provider); and
                                                                                                            Investment Company
                                                                                                            Institute
--------------------------------------------------------------------------------------------------------------------------------

 Bob R. Baker -- 1936           1983          Retired                                                       None
 Trustee
--------------------------------------------------------------------------------------------------------------------------------

 Frank S. Bayley -- 1939        2003          Retired
 Trustee
                                              Formerly: Partner, law firm of Baker & McKenzie; and          None
                                              Director, Badgley Funds, Inc. (registered investment
                                              company) (2 portfolios)

--------------------------------------------------------------------------------------------------------------------------------


 James T. Bunch -- 1942         2000          Founder, Green, Manning & Bunch Ltd., (investment banking     Director, Van Gilder
 Trustee                                      firm)                                                         Insurance Company,
                                                                                                            Board of Governors,
                                                                                                            Western Golf
                                                                                                            Association/Evans
                                                                                                            Scholars Foundation
                                                                                                            and Executive
                                                                                                            Committee, United
                                                                                                            States Golf
                                                                                                            Association

--------------------------------------------------------------------------------------------------------------------------------


 Albert R. Dowden -- 1941       2003          Director of a number of public and private business           None
 Trustee                                      corporations, including the Boss Group Ltd. (private
                                              investment and management); Continental Energy Services, LLC
                                              (oil and gas pipeline service); Reich & Tang Funds
                                              (registered investment company); Annuity and Life Re
                                              (Holdings), Ltd. (reinsurance company), and Homeowners of
                                              America Holding Corporation/Homeowners of America Insurance
                                              Company (property casualty company)

                                              Formerly: Director, CompuDyne Corporation (provider of
                                              product and services to the public security market);
                                              Director, President and Chief Executive Officer, Volvo Group
                                              North America, Inc.; Senior Vice President, AB Volvo;
                                              Director of various public and private corporations

--------------------------------------------------------------------------------------------------------------------------------


 Jack M. Fields -- 1952         2003          Chief Executive Officer, Twenty First Century Group, Inc.     Administaff
 Trustee                                      (government affairs company); and Owner and Chief Executive
                                              Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment)

                                              Formerly: Chief Executive Officer, Texana Timber LP
                                              (sustainable forestry company); and Discovery Global
                                              Education Fund (non-profit)

--------------------------------------------------------------------------------------------------------------------------------


 Carl Frischling -- 1937        2003          Partner, law firm of Kramer Levin Naftalis and Frankel LLP    Director, Reich &
 Trustee                                                                                                    Tang Funds (16
                                                                                                            portfolios)

--------------------------------------------------------------------------------------------------------------------------------


 Prema Mathai-Davis -- 1950     2003          Retired                                                       None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Lewis F. Pennock -- 1942       2003          Partner, law firm of Pennock & Cooper                         None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Larry Soll -- 1942             1997          Retired                                                       None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Raymond Stickel, Jr. -- 1944   2005          Retired
 Trustee
                                              Formerly: Partner, Director, Mainstay VP Series Funds, Inc.   None
                                              (25 portfolios)

--------------------------------------------------------------------------------------------------------------------------------



(1) Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the advisor to the Trust.
(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.


24        AIM FINANCIAL SERVICES FUND

NAME, YEAR OF BIRTH AND         TRUSTEE AND/                                                                     OTHER
POSITION(S) HELD WITH THE       OR OFFICER    PRINCIPAL OCCUPATION(S)                                            DIRECTORSHIP(S)
TRUST                           SINCE         DURING PAST 5 YEARS                                                HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------

 OTHER OFFICERS
--------------------------------------------------------------------------------------------------------------------------------

 Russell C. Burk -- 1958        2005          Senior Vice President and Senior Officer of The AIM Family of      N/A
 Senior Vice President and                    Funds--Registered Trademark--
 Senior Officer
                                              Formerly: Director of Compliance and Assistant General Counsel,
                                              ICON Advisers, Inc.; Financial Consultant, Merrill Lynch; General
                                              Counsel and Director of Compliance, ALPS Mutual Funds, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 John M. Zerr -- 1962           2006          Director, Senior Vice President, Secretary and General Counsel,    N/A
 Senior Vice President, Chief                 Invesco Aim Management Group, Inc., Invesco Aim Advisors, Inc.
 Legal Officer and Secretary                  and Invesco Aim Capital Management, Inc.; Director, Senior Vice
                                              President and Secretary, Invesco Aim Distributors, Inc.;
                                              Director, Vice President and Secretary, Invesco Aim Investment
                                              Services, Inc. and INVESCO Distributors, Inc.; Director and Vice
                                              President, INVESCO Funds Group Inc.; Senior Vice President, Chief
                                              Legal Officer and Secretary, The AIM Family of Funds--Registered
                                              Trademark--; and Manager, Invesco PowerShares Capital Management
                                              LLC

                                              Formerly: Director, Vice President and Secretary, Fund Management
                                              Company; Vice President, Invesco Aim Capital Management, Inc.;
                                              Chief Operating Officer, Senior Vice President, General Counsel
                                              and Secretary, Liberty Ridge Capital, Inc. (an investment
                                              adviser); Vice President and Secretary, PBHG Funds (an investment company); Vice President and Secretary, PBHG Insurance Series
                                              Fund (an investment company); Chief Operating Officer, General
                                              Counsel and Secretary, Old Mutual Investment Partners (a broker-
                                              dealer); General Counsel and Secretary, Old Mutual Fund Services
                                              (an administrator); General Counsel and Secretary, Old Mutual
                                              Shareholder Services (a shareholder servicing center); Executive
                                              Vice President, General Counsel and Secretary, Old Mutual
                                              Capital, Inc. (an investment adviser); and Vice President and
                                              Secretary, Old Mutual Advisors Funds (an investment company)

--------------------------------------------------------------------------------------------------------------------------------

 Lisa O. Brinkley -- 1959       2004          Global Compliance Director, Invesco Ltd.; and Vice President, The  N/A
 Vice President                               AIM Family of Funds--Registered Trademark--

                                              Formerly: Senior Vice President, Invesco Aim Management Group,
                                              Inc.; Senior Vice President and Chief Compliance Officer, Invesco
                                              Aim Advisors, Inc. and The AIM Family of Funds--Registered
                                              Trademark--; Vice President and Chief Compliance Officer, Invesco
                                              Aim Capital Management, Inc. and Invesco Aim Distributors, Inc.;
                                              Vice President, Invesco Aim Investment Services, Inc. and Fund
                                              Management Company

--------------------------------------------------------------------------------------------------------------------------------

 Kevin M. Carome -- 1956        2003          General Counsel, Secretary and Senior Managing Director, Invesco   N/A
 Vice President                               Ltd.; Director and Secretary, Invesco Holding Company Limited,
                                              and INVESCO Funds Group, Inc.; Director and Executive Vice
                                              President, IVZ Inc., Invesco Group Services, Inc., Invesco North
                                              American Holdings, Inc. and Invesco Investments (Bermuda) Ltd.;
                                              and Vice President, The AIM Family of Funds--Registered
                                              Trademark--

                                              Formerly: Secretary, IVZ, Inc., Invesco Group Services, Inc., and
                                              Invesco North American Holdings, Inc.; Senior Managing Director
                                              and Secretary, Invesco Holding Company Limited; Director, Senior
                                              Vice President, Secretary and General Counsel, Invesco Aim
                                              Management Group, Inc. and Invesco Aim Advisors, Inc.; Senior
                                              Vice President, Invesco Aim Distributors, Inc.; Director, General
                                              Counsel and Vice President, Fund Management Company; Vice
                                              President, Invesco Aim Capital Management, Inc., Invesco Aim
                                              Investment Services, Inc., Invesco Group Services, Inc. and IVZ
                                              Inc.; Senior Vice President, Chief Legal Officer and Secretary,
                                              The AIM Family of Funds--Registered Trademark--; Director and
                                              Vice President, INVESCO Distributors, Inc. and Chief Executive
                                              Officer and President, INVESCO Funds Group, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Sheri Morris -- 1964           1999          Vice President, Treasurer and Principal Financial Officer, The     N/A
 Vice President, Treasurer                    AIM Family of Funds--Registered Trademark--; and Vice President,
 and Principal Financial                      Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc.
 Officer                                      and Invesco Aim Private Asset Management Inc.

                                              Formerly: Assistant Vice President and Assistant Treasurer, The
                                              AIM Family of Funds--Registered Trademark-- and Assistant Vice
                                              President, Invesco Aim Advisors, Inc., Invesco Aim Capital
                                              Management, Inc. and Invesco Aim Private Asset Management, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Karen Dunn Kelley -- 1960      2003          Head of Invesco's World Wide Fixed Income and Cash Management      N/A
 Vice President                               Group; Director of Cash Management and Senior Vice President,
                                              Invesco Aim Advisors, Inc. and Invesco Aim Capital Management,
                                              Inc; Executive Vice President, Invesco Aim Distributors, Inc.;
                                              Senior Vice President, Invesco Aim Management Group, Inc.; Vice
                                              President, The AIM Family of Funds--Registered Trademark-- (other than AIM Treasurer's Series Trust and Short-Term Investments
                                              Trust); and President and Principal Executive Officer, The AIM
                                              Family of Funds--Registered Trademark-- (AIM Treasurer's Series
                                              Trust and Short-Term Investments Trust only)

                                              Formerly President and Principal Executive Officer, Tax-Free
                                              Investments Trust; Director and President, Fund Management
                                              Company; Chief Cash Management Officer and Managing Director,
                                              Invesco Aim Capital Management, Inc.; and Vice President, Invesco
                                              Aim Advisors, Inc. and The AIM Family of Funds--Registered
                                              Trademark-- (AIM Treasurer's Series Trust, Short-Term Investments
                                              Trust and Tax-Free Investments Trust only)

--------------------------------------------------------------------------------------------------------------------------------

 Lance A. Rejsek -- 1967        2005          Anti-Money Laundering Compliance Officer, Invesco Aim Advisors,    N/A
 Anti-Money Laundering                        Inc., Invesco Aim Capital Management, Inc., Invesco Aim
 Compliance Officer                           Distributors, Inc., Invesco Aim Investment Services, Inc.,
                                              Invesco Aim Private Asset Management, Inc. and The AIM Family of
                                              Funds--Registered Trademark--

                                              Formerly: Anti-Money Laundering Compliance Officer, Fund
                                              Management Company; and Manager of the Fraud Prevention
                                              Department, Invesco Aim Investment Services, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Todd L. Spillane -- 1958       2006          Senior Vice President, Invesco Aim Management Group, Inc.; Senior  N/A
 Chief Compliance Officer                     Vice President and Chief Compliance Officer, Invesco Aim
                                              Advisors, Inc. and Invesco Aim Capital Management, Inc.; Chief
                                              Compliance Officer, The AIM Family of Funds--Registered
                                              Trademark--, Invesco Global Asset Management (N.A.), Inc.
                                              (registered investment advisor), Invesco Institutional (N.A.),
                                              Inc., (registered investment advisor), INVESCO Private Capital
                                              Investments, Inc. (holding company), Invesco Private Capital,
                                              Inc. (registered investment advisor) and Invesco Senior Secured
                                              Management, Inc. (registered investment advisor); and Vice
                                              President, Invesco Aim Distributors, Inc. and Invesco Aim
                                              Investment Services, Inc.

                                              Formerly: Vice President, Invesco Aim Capital Management, Inc.
                                              and Fund Management Company; and Global Head of Product
                                              Development, AIG-Global Investment Group, Inc.

--------------------------------------------------------------------------------------------------------------------------------



The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

Please refer to the Fund's prospectus for information on the Fund's sub-advisors.



OFFICE OF THE FUND        INVESTMENT ADVISOR           DISTRIBUTOR                            AUDITORS
11 Greenway Plaza         Invesco Aim Advisors, Inc.   Invesco Aim Distributors, Inc.         PricewaterhouseCoopers LLP
Suite 100                 11 Greenway Plaza            11 Greenway Plaza                      1201 Louisiana Street
Houston, TX 77046-1173    Suite 100                    Suite 100                              Suite 2900
                          Houston, TX 77046-1173       Houston, TX 77046-1173                 Houston, TX 77002-5678


COUNSEL TO THE FUND       COUNSEL TO THE               TRANSFER AGENT                         CUSTODIAN
Stradley Ronon Stevens    INDEPENDENT TRUSTEES         Invesco Aim Investment Services, Inc.  State Street Bank and Trust
& Young, LLP              Kramer, Levin, Naftalis &    P.O. Box 4739                          Company
2600 One Commerce Square  Frankel LLP                  Houston, TX 77210-4739                 225 Franklin Street
Philadelphia, PA 19103    1177 Avenue of the Americas                                         Boston, MA 02110-2801
                          New York, NY 10036-2714




25        AIM FINANCIAL SERVICES FUND

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====================================================================================================================================

FUND HOLDINGS AND PROXY VOTING INFORMATION

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invescoaim.com. From our home page, click on Products & Performance, then Mutual Funds, then Fund Overview. Select your
Fund from the drop-down menu and click on Complete Quarterly Holdings. Shareholders can also look up the Fund's Forms N-Q on the SEC website at sec.gov. Copies of the Fund's Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C.
You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 942 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-03826 and 002-85905.

     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco Aim website, invescoaim.com. On the home page, scroll down and click on Proxy Policy. The information is also available on the SEC website, sec.gov.

     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2008, is available at our website. Go to invescoaim.com, access the About Us tab, click on Required Notices and then click on Proxy Voting
Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC website, sec.gov.

If used after July 20, 2009, this report must be accompanied by a Fund fact sheet or Invesco Aim
Quarterly Performance Review for the most recent quarter-end. Invesco Aim--SERVICE MARK-- is a service mark of Invesco Aim Management Group, Inc. Invesco Aim Advisors, Inc., Invesco Aim Capital Management,
Inc., Invesco Aim Private Asset Management, Inc. and Invesco PowerShares Capital Management LLC are the
investment advisors for the products and services represented by Invesco Aim; they each provide investment advisory services to individual and institutional clients and do not sell securities. Please
refer to each fund's prospectus for information on the fund's subadvisors. Invesco Aim Distributors, Inc.     [INVESCO AIM LOGO]
is the U.S. distributor for the retail mutual funds, exchange-traded funds and institutional money market      --SERVICE MARK--
funds and the subdistributor for the STIC Global Funds represented by Invesco Aim. All entities are indirect, wholly owned subsidiaries of Invesco Ltd.

   It is anticipated that on or about the end of the fourth quarter of 2009, Invesco Aim Advisors, Inc.,
Invesco Aim Capital Management, Inc., Invesco Private Asset Management, Inc. and Invesco Global Asset
Management (N.A.), Inc. will be merged into Invesco Institutional (N.A.), Inc., and the consolidated adviser firm will be renamed Invesco Advisers, Inc. Additional information will be posted at
invescoaim.com on or about the end of the fourth quarter of 2009.

          invescoaim.com   I-FSE-AR-1   Invesco Aim Distributors, Inc.

[INVESCO AIM LOGO]         AIM GOLD & PRECIOUS METALS FUND
 --SERVICE MARK--          Annual Report to Shareholders o March 31, 2009

                               [MOUNTAIN GRAPHIC]

 2   Letters to Shareholders
 4   Performance Summary
 4   Management Discussion
 6   Long-Term Fund Performance
 8   Supplemental Information
 9   Schedule of Investments
10   Financial Statements
13   Notes to Financial Statements
20   Financial Highlights
22   Auditor's Report
23   Fund Expenses
24   Tax Information
25   Trustees and Officers

                                Dear Shareholders:

                                The past year was difficult to say the least for virtually all investors. Market indexes in the U.S.
         [TAYLOR                and around the globe nosedived in 2008, and the vast majority of us have seen sharp declines in the
          PHOTO]                value of our investments. As I write this letter, "market experts" remain divided on the outlook for the market. While some argue the worst of the decline is over, others say we have farther to fall.
                                There is widespread agreement, however, that markets are likely to remain volatile for some time to come.

     Philip Taylor                 We've all read about subprime lending, government bailouts and investment scandals -- but we know that as individuals, we have little control over such matters. Rather, I'd like to discuss with you actions you may have already taken, or can take now, that may benefit you going forward.

                                BOOMS AND BUSTS

                                Recent history should have reminded all of us that investor sentiment can be fickle. The technology-driven bull market of the late 1990s gave way to a sharp decline from 2000 to 2002 when the "tech bubble" burst. More recently, the 2003 to 2007 bull market, driven largely by financial stocks and a housing boom, among other factors, gave way to the current market decline when the "housing bubble" burst.

   These market downturns hurt nearly all investors. But they were particularly painful for investors who, seeking high, short-term returns, abandoned their long-term, diversified investment plans and decided to chase performance -- i.e., allocate a large portion of their assets into the "hot" investments du jour. Many of those investors discovered they had unwittingly bought at the top of the market, and they saw the value of their assets decline significantly as market leadership changed. History has shown that seeking the highest short-term returns possible has often led to long-term disappointment.

   This is why we believe investors should work with their financial advisors to devise a goal-based financial strategy -- a long-term plan with a reasonable prospect of achieving predetermined financial goals in line with individual risk tolerance. Such a strategy cannot guarantee a profit or protect against loss in a declining market, but it may help investors avoid emotion-driven, short-term investment mistakes.

WHAT TO DO NOW

None of us can control the markets, but we can control our own reaction to the unsettling volatility we're currently experiencing.
Here are some steps that may help position you for whatever the market brings next:

   o REVISIT YOUR GOALS. Work with your financial advisor to create specific, concrete investment goals consistent with your risk tolerance. Scared by market volatility, many investors fed to cash in recent months. While that may be entirely appropriate for investors approaching retirement, other investors may need the growth potential of equities to achieve their long-term goals. Your financial advisor can suggest investments that match your goals and risk tolerance.

   o RESIST LOOKING OVER THE FENCE. Every investor's needs, goals and risk tolerance are different. Your neighbor's, co-worker's or relative's investments have no relevance to yours because their circumstances, goals and risk tolerances are as individual as yours.

   o LET LOGIC BE YOUR GUIDE. Market volatility is a fact of life for investors. Market declines can be painful, but historically they haven't proved permanent. Your financial advisor can help you approach your investment plan logically, not emotionally.

WHAT WE'RE DOING

Invesco Aim has worked on behalf of investors in both bull markets and bear markets. That is why we're committed to good stewardship, good communication and sound investment management.

   To be good stewards, we've established best practice risk-management and investment oversight processes, further enhancing our compliance oversight and our transparency to our shareholders and our independent fund board.

   To be good communicators, we've revamped our website to put Investment Perspectives front and center on the home page of
invescoaim.com and on your account balance page. Our chief investment officers, portfolio managers and I are eager to communicate with you directly about your investments, market conditions and other topics that may be helpful to you.

   To be good investment managers, we've focused on doing one thing well: managing your money. At Invesco Aim, managing your money is all we do. We believe mutual funds should have well-defined, clearly articulated and repeatable investment strategies. Our funds have stayed true to their investment strategies even during this current period of market volatility.

CONTACT US

If you have questions about this report or your account, please contact one of our client service representatives at 800 959 4246.

   I also invite you to visit invescoaim.com, where you can check on your individual account, obtain long-term performance information for your fund and read market commentaries from our investment professionals.

   As always, I welcome your comments and questions. Please contact me at phil@invescoaim.com and let me know what's on your mind.
Thank you for investing with us. All of us at Invesco Aim look forward to serving you.

Sincerely,


/S/ PHILIP TAYLOR

Philip Taylor
Senior Managing Director, Invesco Ltd.
CEO, Invesco Aim


2   AIM GOLD & PRECIOUS METALS FUND

                                Dear Fellow Shareholders:

                                Since my last letter, continuing troubles in the global economy and financial markets have negatively affected all investors. The new government promises to move quickly with a stimulus
         [CROCKETT              package, yet considerable anxiety remains about how, when and what kind of a recovery will occur.
           PHOTO]               However, mutual funds generally are more diversified than other investments; as shareholders we invest not in a single security but in a portfolio of multiple securities. The benefits of diversification have been reiterated by the stories of investors who "lost everything" because they had too many of their assets in one place, whether that place was a single money manager or their
      Bruce Crockett            employer's stock. Mutual fund investors also have the opportunity to diversify further among different types of funds that each deploy a different strategy and focus on different kinds of securities. These include conservatively managed money market funds, which, relative to other securities, continue to offer a more safe, liquid, and convenient way to invest short-term assets.

   In addition to diversification, investing discipline is essential during challenging times such as these. Strategies such as dollar cost averaging, where individuals invest a consistent amount at regular intervals, can help investors acquire more fund shares when prices are low. Periodic rebalancing of asset allocation plans achieves the same effect. "Buy low, sell high" has long been the mantra of investment success, but the advice is not always easy to follow because it requires the discipline to resist prevailing trends. Of course, investment strategies, such as dollar cost averaging and portfolio rebalancing do not guarantee a profit or eliminate the risk of loss. Investors should consider their ability to continue investing regardless of fluctuating security prices.

   A long-term view is also important, particularly for assets that are not needed right away. In the past, it has often proven better to keep long-term assets invested through a downturn than to miss the beginning of the upward trend. To develop a diversified and disciplined investing plan that is right for your individual goals, I encourage you to consult an experienced and trustworthy investment professional who has the knowledge and the tools to help you establish and implement the plan, monitor its results and adapt it to changing goals and circumstances.

   Even when working with a personal financial advisor, investors should supplement the relationship with their own knowledge and awareness of the investments they hold. Visit the Invesco Aim website at invescoaim.com regularly to find out what is happening in your AIM funds and to read timely market commentary from Invesco Aim management, strategists and portfolio managers. The site's
"Education and Planning" section can also help you clarify basic investment concepts, learn how to choose a financial advisor, evaluate different investment choices and make more informed investment decisions. Invesco Aim's redesigned public home page recently received a Gold Award for its user-friendly navigation and graphics from The Mutual Funds Monitor Awards, sponsored by
Corporate Insight.

   As always, your Board of Trustees and Invesco Aim are committed to putting your interests first by controlling costs, monitoring investment performance and streamlining the investment management process during these difficult times. Your Board has already begun the annual review and management contract renewal process with the continuing goal of making AIM funds one of the best and most cost-effective ways for you to invest your hard-earned money.

   While the investing climate may remain uncertain for a while, economies and markets are dynamic, and no stage is ever permanent.
Please feel free to contact me in writing with your questions or concerns. You can send an email to me at bruce@brucecrockett.com.

Best regards,


/S/ BRUCE L. CROCKETT

Bruce L. Crockett
Independent Chair
AIM Funds Board of Trustees


3   AIM GOLD & PRECIOUS METALS FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

=======================================================================================   o  a company is adversely affected by a
                                                                                             geopolitical or economic event
PERFORMANCE SUMMARY
                                                                                          MARKET CONDITIONS AND YOUR FUND
Commodity prices and stocks of commodity companies declined sharply during the second
half of 2008 as the outlook for the global economy deteriorated. The magnitude of the     Stock markets around the world were
decline in the materials sector during this period was likely exaggerated by hedge fund   volatile over the past year. The chief
deleveraging.                                                                             catalyst was the ongoing credit crisis
                                                                                          that began in late 2007 with unfortunate
   Gold prices, in particular, were quite volatile during the fiscal year ended March     consequences that included tightened
31, 2009, but ultimately ended essentially unchanged.(triangle) The Fund's focus on       credit, increased unemployment and sharply
gold stocks caused it to outperform the broad market, as represented by the S&P 500       reduced consumer spending. Governments
Index.(square) Additionally, the Fund performed roughly in line with its style-specifc    around the world responded with
index, the Philadelphia Gold & Silver Index.(square)                                      expansionary monetary and fiscal policies.
                                                                                          Most major central banks have set interest
   On January 23, 2009, Andrew Lees became the lead portfolio manager of AIM Gold &       rates below 1%,(1) and government spending
Precious Metals Fund, replacing lead portfolio manager John Segner.                       initiatives are well under way.

   Your Fund's long-term performance appears later in this report.                           Evidence of economic weakness abounded
                                                                                          in the United States. Real gross domestic
FUND VS. INDEXES                                                                          product, a broad measure of economic
                                                                                          activity, contracted at an annual rate of
Total returns, 3/31/08 to 3/31/09, at net asset value (NAV). Performance shown does not   6.3% in the fourth quarter of 2008.(2)
include applicable contingent deferred sales charges (CDSC) or front-end sales charges,   Inflation, as measured by the
which would have reduced performance.                                                     seasonally-adjusted Consumer Price Index,
                                                                                          was virtually nil following sharp declines
Class A Shares                                                                   -23.51%  in energy prices in the second half of
Class B Shares                                                                   -24.22   2008.(3) Unemployment trended higher
Class C Shares                                                                   -24.30   during the fiscal year and reached a
Class Y Shares*                                                                  -23.48   seasonally adjusted rate of 8.5% in March
Investor Class Shares                                                            -23.61   2009.(3)
S&P 500 Index(square) (Broad Market Index)                                       -38.06
Philadelphia Gold & Silver Index(square) (Price Only) (Style-Specifc Index)      -23.91      Against this backdrop, all stock market
Lipper Gold Funds Index(square) (Peer Group Index)                               -28.47   sectors delivered double-digit losses for
                                                                                          the fiscal year.(4) Health care, consumer
(triangle) Bloomberg L.P.; (square) Lipper Inc.                                           staples, telecommunication services and
                                                                                          utilities -- traditionally more defensive
* Share class incepted during the fiscal year. See page 7 for a detailed explanation      sectors -- were among the better
  of Fund performance.                                                                    performing sectors of the S&P 500
=======================================================================================   Index.(4) Financials, industrials and
                                                                                          materials were the worst performing
HOW WE INVEST                                   The portfolio will typically include      sectors.(4)
                                             "core companies," which are major gold and
We invest in companies involved in the       precious metals firms with proven               The latest expansionary monetary
discovery, mining, processing and exchange   production reserves, and "emerging           effort, which the U.S. Federal Reserve
of gold and other precious metals. We        companies" -- mid- to small-sized            Board began in September 2007, lowered the
select stocks based on analysis of           exploration companies we believe can make    federal funds target rate to a range of
individual companies, focusing on            significant precious metal discoveries.      zero to 0.25%(5) in an effort to inject
companies we believe have the ability to:                                                 liquidity into weakening credit
                                                We may sell a stock for any of the
o  increase production capacity at a low     following reasons:                           ==========================================
   cost.                                                                                  Total Net Assets            $302.1 million
                                             o  a better investment option becomes
o  make major gold and precious metals          available                                 Total Number of Holdings*               35
   discoveries on a global basis.                                                         ==========================================
                                             o  valuation becomes too high
o  benefit from rising gold and precious
   metal prices.                             o  corporate management changes the
                                                company's strategic direction to the
                                                detriment of shareholders
==========================================   ==========================================
PORTFOLIO COMPOSITION                        TOP 10 EQUITY HOLDINGS*
By industry

Gold Mining Shares                    59.9%   1. Agnico-Eagle Mines Ltd.            5.0%
Precious Metals & Minerals            15.5    2. Yamana Gold Inc.                   4.9
Diversified Metals & Minerals          7.4    3. Goldcorp, Inc.                     4.8
Investment Companies -                        4. Silver Wheaton Corp.               4.7
Exchange Traded Funds                  4.3    5. Newmont Mining Corp.               4.6
Coal & Consumable Fuels                1.8    6. Randgold Resources Ltd.-ADR        4.4
Money Market Funds                            7. Franco-Nevada Corp.                4.2
Plus Other Assets Less Liabilities    11.1    8. IAMGOLD Corp.                      4.1
==========================================    9. Barrick Gold Corp.                 4.0
                                             10. Gold Fields Ltd.-ADR               3.6
                                             ==========================================

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings.


4   AIM GOLD & PRECIOUS METALS FUND

markets. The value of the U.S. dollar, as    GOLD and TECK COMINCO. Freeport McMoRan,                  ANDREW LEES
measured by the U.S. Dollar Index, rose      although heavily exposed to copper, also                  Portfolio manager, is lead
dramatically relative to other major         operates the lowest cost gold mine. We          [LEES     manager of AIM Gold &
currencies as the U.S. dollar was viewed     reduced our exposure to Freeport McMoRan        PHOTO]    Precious Metals Fund. He
as a relative safe haven compared with       during the fiscal year, but still believe                 began his investment career
other currencies during the fiscal           in the company's long-term prospects.                     in 1994 and joined Invesco
year.(6)                                                                                  Aim in 2005. Mr. Lees earned a B.A. in
                                                Changes in portfolio holdings are         economics from the University of Western
   Investors tend to view gold and gold      typically the result of insights gleaned     Ontario and an M.B.A. with concentrations
stocks as "stores of value" during periods   from our bottom-up investment approach.      in finance and accounting from McGill
of U.S. dollar weakness, rising inflation    During the fiscal year, we purchased         University.
and geopolitical or economic uncertainty.    AURIZON MINES, ALAMOS GOLD, OSISKO MINING,
The price of gold was quite volatile         ANDINA MINERALS and DETOUR GOLD, all of      Assisted by the Gold & Precious Metals
during the fiscal year, reaching a high of   which we believe are takeover candidates.    Team
$1,006 per ounce in February 2009, but       Merger and acquisition activity is a large
ending essentially unchanged for the         part of the gold business cycle as senior
fiscal year at $919 per ounce.(6)            gold producers tend to spend little on
                                             exploration.
   On an absolute basis, gold stocks and
gold bullion positively affected Fund           We continued to view gold as a
performance during the fiscal year.          potentially attractive investment, given
Alternatively, holdings in the precious      current economic uncertainty.
metals and mineral industry and the          Additionally, interest rates remained low,
diversified metals and mining industry       providing support for gold. Although we
detracted from absolute Fund performance.    were not overly concerned about inflation
                                             during the fiscal year, we believed the
   Relative to the Philadelphia Gold &       U.S. government's spending initiatives may
Silver Index, our security selection and     ultimately debase the value of the U.S.
underweight position in diversified metals   dollar over the long term, which we
and mining industry stocks benefited Fund    believed may lend support to gold prices.
performance. Additionally, cash and gold
bullion holdings, which the index lacks,        As always, thank you for your continued
helped relative Fund performance during a    investment in AIM Gold & Precious Metals
particularly volatile market. An             Fund.
overweight position in precious metals and
minerals industry stocks had the greatest    1 FXStreet.com
negative impact on Fund performance          2 Bureau of Economic Analysis
relative to the index.                       3 Bureau of Labor Statistics
                                             4 Lipper, Inc.
   Stocks of gold producers had the          5 U.S. Federal Reserve
greatest positive effect on Fund             6 Bloomberg L.P.
performance. Indeed, ELDORADO GOLD, a
relatively low-cost producer with            The views and opinions expressed in
expanding operations in Turkey, China and    management's discussion of Fund
Brazil, was one of the strongest             performance are those of Invesco Aim
performing stocks and was the top            Advisors, Inc. These views and opinions
contributor to Fund performance during the   are subject to change at any time based on
fiscal year.                                 factors such as market and economic
                                             conditions. These views and opinions may
   Additionally, our gold bullion            not be relied upon as investment advice or
exchange-traded fund (ETF) holdings          recommendations, or as an offer for a
produced positive results during the         particular security. The information is
fiscal year, although they represented       not a complete analysis of every aspect of
only a small portion of the Fund's assets.   any market, country, industry, security or
Our prospectus limits us to a 10%            the Fund. Statements of fact are from
investment in the underlying metal, and      sources considered reliable, but Invesco
the advent of gold bullion ETFs created a    Aim Advisors, Inc. makes no representation
more liquid and less expensive way to own    or warranty as to their completeness or
the underlying metal.                        accuracy. Although historical performance
                                             is no guarantee of future results, these
   As a result of continued deterioration    insights may help you understand our
in global copper and industrial metals       investment management philosophy.
markets, detractors from performance
included FREEPORT MCMORAN COPPER &           See important Fund and index disclosures
                                             later in this report.


5   AIM GOLD & PRECIOUS METALS FUND

YOUR FUND'S LONG-TERM PERFORMANCE

Past performance cannot guarantee            Class C shares. The performance of the       taxes a shareholder would pay on Fund
comparable future results.                   Fund's other share classes will differ       distributions or sale of Fund shares.
                                             primarily due to different sales charge
   The performance data shown in the first   structures and class expenses and may be        Both charts above are logarithmic
chart above is that of the Fund's Investor   greater than or less than the performance    charts, which present the fluctuations in
class shares. The performance of the         of the Fund's Class C shares. The data       the value of the Fund's share class and
Fund's other share classes will differ       shown in the second chart above includes     its indexes. We believe that a logarithmic
primarily due to different sales charge      reinvested distributions, Fund expenses      chart is more effective than other types
structures and class expenses and may be     and management fees. Index results include   of charts in illustrating changes in value
greater than or less than the performance    reinvested dividends, but they do not        during the early years shown in the chart.
of the Fund's Investor Class shares. The     reflect sales charges.                       The vertical axis, the one that indicates
data shown in this chart includes                                                         the dollar value of an investment, is
reinvested distributions, Fund expenses         Performance of an index of funds          constructed with each segment representing
and management fees. Index results include   reflects fund expenses and management fees;  a percent change in the value of the
reinvested dividends.                        performance of a market index does not.      investment. In both charts, each segment
                                             Performance shown in the charts and table    represents a doubling, or 100% change, in
   The performance data shown in the         does not reflect deduction of                the value of the investment.
second chart above is that of the Fund's


6   AIM GOLD & PRECIOUS METALS FUND

             AIM GOLD & PRECIOUS METALS FUND - INVESTOR CLASS SHARES

================================================================================

                                [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT -- OLDEST SHARE CLASS WITHOUT SALES CHARGES SINCE INCEPTION
Fund data from 1/19/84, index data from 1/31/84

                AIM
          GOLD & PRECIOUS
            METALS FUND-                           PHILADELPHIA
           INVESTOR CLASS                      GOLD & SILVER INDEX          LIPPER
DATE           SHARES       S&P 500 INDEX(1)     (PRICE ONLY)(1)     GOLD FUNDS INDEX(1)
----      ---------------   ----------------   -------------------   -------------------
1/19/84        $10000
   1/84         10000           $ 10000               $10000                $10000
   2/84         10075              9648                11412                 11795
   3/84          9475              9815                11435                 11523
   4/84          9250              9908                10423                 11232
   5/84          9275              9360                10021                 11100
   6/84          8525              9563                 9122                 10320
   7/84          6324              9444                 7314                  8179
   8/84          7199             10488                 8357                  9365
   9/84          6837             10490                 8722                  8952
  10/84          6212             10531                 8075                  8251
  11/84          6415             10413                 7796                  8563
  12/84          5517             10687                 6797                  7558
   1/85          5466             11520                 7477                  7640
   2/85          5264             11661                 6988                  7309
   3/85          6567             11668                 8346                  8802
   4/85          6314             11658                 7729                  8531
   5/85          6289             12331                 7653                  8405
   6/85          6074             12524                 7469                  8084
   7/85          5959             12506                 8289                  7698
   8/85          5846             12385                 8164                  7577
   9/85          5580             12011                 7480                  7300
  10/85          5181             12566                 7326                  6717
  11/85          5701             13428                 7569                  7445
  12/85          5272             14078                 7281                  6982
   1/86          6194             14157                 7985                  8394
   2/86          5974             15214                 7153                  8419
   3/86          5883             16063                 6628                  7898
   4/86          5519             15883                 6054                  7510
   5/86          5117             16727                 6063                  6845
   6/86          5286             17010                 5579                  6970
   7/86          5234             16059                 5756                  6910
   8/86          5949             17250                 6492                  8168
   9/86          6910             15823                 6929                  9378
  10/86          6763             16736                 7001                  8712
  11/86          7122             17143                 7107                  9513
  12/86          7308             16705                 6815                  9543
   1/87          8120             18955                 7677                 10676
   2/87          8972             19704                 8353                 11427
   3/87         11581             20272                10194                 14865
   4/87         12327             20092                11589                 16023
   5/87         11235             20266                10682                 14503
   6/87         10743             21290                10214                 14152
   7/87         12740             22369                12328                 16993
   8/87         12341             23203                13182                 16645
   9/87         12820             22694                13702                 16998
  10/87          7593             17807                 8649                 12021
  11/87          8800             16340                10109                 13854
  12/87          8474             17582                 9805                 13054
   1/88          6820             18321                 7954                 10810
   2/88          6698             19172                 8668                 10683

================================================================================

(1)    Lipper Inc.

==================================================================================
                                [MOUNTAIN CHART]

   3/88          7539             18580                 8828                 11860
   4/88          7525             18786                 8841                 11623
   5/88          7877             18946                 9151                 11806
   6/88          7687             19815                 9226                 11576
   7/88          7877             19739                 9244                 11650
   8/88          7308             19070                 8404                 10996
   9/88          6644             19882                 8181                 10288
  10/88          6847             20435                 8179                 10733
  11/88          6969             20143                 8282                 11059
  12/88          6779             20494                 7776                 10603
   1/89          7054             21994                 8071                 11061
   2/89          7150             21447                 9003                 11350
   3/89          6930             21947                 8458                 11329
   4/89          6518             23085                 7949                 11050
   5/89          6106             24016                 7725                 10482
   6/89          6546             23881                 8261                 11154
   7/89          6792             26035                 8529                 11498
   8/89          6929             26542                 9127                 11794
   9/89          7218             26434                 9276                 12142
  10/89          7276             25821                 9425                 12221
  11/89          8210             26345                10667                 13837
  12/89          8224             26977                10718                 14153
   1/90          8582             25167                11643                 15036
   2/90          8265             25491                10788                 13706
   3/90          7866             26166                10072                 12950
   4/90          6999             25514                 8889                 11636
   5/90          7481             27996                 9595                 12318
   6/90          6833             27808                 9066                 11508
   7/90          7233             27719                 9736                 12332
   8/90          6971             25216                 9656                 12133
   9/90          6916             23991                 9682                 11902
  10/90          5917             23890                 8023                 10510
  11/90          5779             25431                 7618                 10226
  12/90          6331             26139                 8672                 10718
   1/91          5380             27274                 7177                  9520
   2/91          5904             29222                 7685                 10384
   3/91          5835             29929                 7533                 10181
   4/91          5669             30000                 7200                 10166
   5/91          5821             31290                 7357                 10626
   6/91          6290             29858                 8057                 11201
   7/91          6193             31248                 7860                 11267
   8/91          5421             31986                 6784                 10130
   9/91          5517             31451                 7045                 10373
  10/91          5876             31873                 7408                 10992
  11/91          6042             30592                 7518                 11221
  12/91          5876             34085                 7220                 10653
   1/92          6083             33450                 7465                 10890
   2/92          5793             33883                 7274                 10440
   3/92          5449             33225                 6438                  9972
   4/92          5062             34200                 6249                  9533
   5/92          5449             34367                 6704                 10151
   6/92          5752             33856                 7017                 10336
   7/92          6056             35238                 7384                 10483
   8/92          5849             34518                 7048                 10018
   9/92          5766             34924                 7189                  9681
  10/92          5503             35043                 6757                  9022
  11/92          5117             36233                 5881                  8361
  12/92          5393             36678                 6372                  8618
   1/93          5489             36984                 6392                  8629
   2/93          5861             37488                 6790                  9400
   3/93          6647             38279                 7759                 10685
   4/93          7530             37353                 8830                 12140
   5/93          8289             38350                 9929                 13853
   6/93          8440             38462                10406                 14148
   7/93          9130             38307                11519                 15651
   8/93          8371             39757                10534                 14026
   9/93          7240             39453                 9304                 12702

==================================================================================

==================================================================================
                                [MOUNTAIN CHART]

  10/93          8592             40268                11032                 14403
  11/93          8758             39884                10609                 14257
  12/93          9309             40366                11788                 16117
   1/94          9599             41738                11782                 15601
   2/94          9213             40605                11474                 14765
   3/94          9420             38838                11948                 14766
   4/94          8359             39336                10226                 14388
   5/94          8538             39979                10752                 14571
   6/94          7904             39001                10299                 14441
   7/94          7449             40280                 9987                 14969
   8/94          7779             41928                10592                 16014
   9/94          8538             40904                11817                 17463
  10/94          7834             41821                10492                 16643
  11/94          6662             40300                 9178                 14648
  12/94          6718             40897                 9770                 15155
   1/95          5821             41957                 8702                 12565
   2/95          6028             43590                 9279                 13084
   3/95          6662             44874                10900                 14287
   4/95          7117             46195                10450                 14365
   5/95          7462             48038                10724                 14273
   6/95          7530             49152                10741                 14437
   7/95          7847             50781                10608                 15102
   8/95          7806             50908                10962                 15213
   9/95          7875             53055                11099                 15292
  10/95          7197             52866                 9578                 13537
  11/95          7294             55184                10823                 14297
  12/95          7570             56247                10761                 14563
   1/96          9159             58159                12605                 17344
   2/96         10361             58700                12874                 17723
   3/96         11065             59265                12853                 17780
   4/96         11853             60138                12817                 18154
   5/96         13317             61686                13306                 19304
   6/96         10900             61922                11060                 16567
   7/96         10790             59187                11113                 16224
   8/96         11923             60438                11130                 17126
   9/96         11411             63836                10293                 16237
  10/96         11052             65596                10331                 16074
  11/96         10734             70550                10741                 15544
  12/96         10647             69153                10433                 15250
   1/97         10110             73471                 9848                 14382
   2/97         11432             74047                10944                 16212
   3/97          9268             71011                 9305                 13941
   4/97          8788             75246                 8388                 12985
   5/97          8980             79847                 9322                 13482
   6/97          8004             83396                 8543                 12283
   7/97          7315             90030                 8751                 11800
   8/97          7296             84990                 8836                 11852
   9/97          7583             89642                 9786                 12416
  10/97          6147             86652                 7856                 10378
  11/97          4519             90660                 6329                  8180
  12/97          4738             92216                 6630                  8549
   1/98          4894             93235                 6700                  9045
   2/98          4719             99955                 6743                  8769
   3/98          5010            105070                 7298                  9278
   4/98          5166            106146                 7858                  9925
   5/98          4370            104324                 6676                  8458
   6/98          3826            108558                 6409                  7566
   7/98          3554            107411                 5623                  7109
   8/98          2641             91893                 4369                  5462
   9/98          3884             97784                 6702                  7870
  10/98          3690            105726                 6737                  7753
  11/98          3515            112131                 6341                  7494
  12/98          3671            118588                 5806                  7455
   1/99          3573            123546                 5653                  7282
   2/99          3612            119706                 5412                  7101
   3/99          3593            124495                 5340                  7136
   4/99          4001            129316                 6561                  8163
==================================================================================

==================================================================================
                                [MOUNTAIN CHART]

   5/99          3534            126265                 5440                  6989
   6/99          3612            133254                 5981                  7275
   7/99          3282            129111                 5618                  6905
   8/99          3379            128472                 6018                  7155
   9/99          4078            124954                 7172                  8736
  10/99          3554            132858                 6215                  7873
  11/99          3379            135558                 5991                  7657
  12/99          3340            143531                 6074                  7782
   1/00          3126            136321                 5360                  7013
   2/00          3204            133743                 5340                  7002
   3/00          3107            146819                 5049                  6613
   4/00          3068            142403                 4893                  6258
   5/00          3068            139484                 5029                  6339
   6/00          3243            142919                 5166                  6693
   7/00          3010            140687                 4544                  6229
   8/00          3126            149420                 4677                  6640
   9/00          2874            141534                 4461                  6190
  10/00          2583            140933                 3920                  5640
  11/00          2602            129831                 4207                  5884
  12/00          2906            130468                 4594                  6432
   1/01          2886            135094                 4366                  6424
   2/01          2966            122783                 4693                  6688
   3/01          2846            115009                 4251                  6077
   4/01          3185            123940                 4927                  6977
   5/01          3264            124771                 5105                  7299
   6/01          3245            121735                 4759                  7347
   7/01          3125            120537                 4742                  6956
   8/01          3285            112998                 5055                  7351
   9/01          3424            103874                 5164                  7592
  10/01          3344            105856                 4873                  7433
  11/01          3284            113974                 4698                  7436
  12/01          3404            114973                 4864                  7799
   1/02          3802            113296                 5481                  8681
   2/02          4160            111111                 5823                  9558
   3/02          4558            115290                 6335                 10482
   4/02          4857            108303                 6609                 11111
   5/02          5772            107508                 7528                 13171
   6/02          5016             99853                 6386                 11560
   7/02          4280             92071                 5410                  9583
   8/02          4937             92674                 6207                 11129
   9/02          4956             82612                 6232                 11219
  10/02          4498             89876                 5669                 10284
  11/02          4498             95160                 5664                 10301
  12/02          5434             89573                 6860                 12535
   1/03          5494             87231                 6881                 12656
   2/03          5175             85920                 6433                 11887
   3/03          4777             86752                 5980                 11012
   4/03          4738             93894                 5836                 10980
   5/03          5295             98837                 6565                 12237
   6/03          5454            100099                 7029                 12600
   7/03          5693            101865                 7249                 13301
   8/03          6350            103848                 8132                 15206
   9/03          6450            102748                 8143                 15748
  10/03          7166            108558                 8765                 17623
  11/03          8062            109512                 9800                 19107
  12/03          8010            115251                 9727                 19350
   1/04          7308            117366                 8542                 17540
   2/04          7618            118997                 8919                 17881
   3/04          7928            117202                 9379                 18951
   4/04          6359            115364                 7323                 15001
   5/04          6875            116944                 8026                 16131
   6/04          6793            119217                 7711                 15633
   7/04          6690            115272                 7772                 15350
   8/04          7144            115734                 8471                 16353
   9/04          7742            116988                 9111                 17874
  10/04          7742            118775                 9242                 18228
  11/04          8155            123579                 9540                 19213
==================================================================================

==================================================================================
                                [MOUNTAIN CHART]

  12/04          7619            127783                 8878                 18158
   1/05          7244            124669                 8168                 17207
   2/05          7870            127291                 8845                 18547
   3/05          7452            125039                 8376                 17573
   4/05          6722            122669                 7463                 15897
   5/05          6889            126568                 7710                 16121
   6/05          7473            126750                 8312                 17470
   7/05          7473            131461                 8111                 17475
   8/05          7870            130263                 8559                 18285
   9/05          8976            131317                10091                 21195
  10/05          8392            129127                 9637                 19822
  11/05          9164            134006                10242                 21837
  12/05         10103            134054                11441                 24228
   1/06         11794            137603                13779                 28782
   2/06         10918            137976                11917                 26893
   3/06         11900            139693                12656                 29555
   4/06         13236            141567                14130                 33127
   5/06         12130            137498                12744                 30266
   6/06         11921            137680                12830                 30086
   7/06         11899            138529                12676                 30100
   8/06         12630            141820                13112                 31116
   9/06         11377            145472                11476                 28304
  10/06         12170            150210                12271                 30416
  11/06         13443            153062                13340                 33408
  12/06         12982            155209                12712                 32691
   1/07         13025            157554                12501                 32485
   2/07         13175            154482                12481                 33122
   3/07         13133            156206                12244                 33442
   4/07         13154            163123                12248                 34058
   5/07         13346            168810                12490                 34231
   6/07         13175            166007                12149                 33768
   7/07         13687            160867                13290                 34627
   8/07         13004            163274                12580                 32647
   9/07         15353            169374                15080                 39535
  10/07         17253            172068                16810                 44465
  11/07         15887            164872                15288                 40131
  12/07         15947            163730                15489                 40698
   1/08         17065            153910                16649                 43498
   2/08         18398            148915                17567                 47222
   3/08         16807            148271                15795                 42984
   4/08         16119            155490                15302                 40585
   5/08         17301            157503                16214                 43324
   6/08         18097            144238                17449                 44088
   7/08         16012            143025                15087                 38808
   8/08         14315            145095                13335                 34311
   9/08         12488            132181                11726                 30078
  10/08          8039            109984                 7244                 18635
  11/08          9371            102089                 9079                 21925
  12/08         11370            103166                11068                 27434
   1/09         11349             94480                11082                 27496
   2/09         11413             84453                10645                 27417
   3/09         12837             91837                12019                 30746
==================================================================================

                AIM GOLD & PRECIOUS METALS FUND - CLASS C SHARES

=======================================================================================
                                [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT -- OLDEST SHARE CLASS WITH SALES CHARGES SINCE
INCEPTION
Index data from 1/31/00, Fund data from 2/14/00

                AIM
          GOLD & PRECIOUS
            METALS FUND-                           PHILADELPHIA
              CLASS C                          GOLD & SILVER INDEX          LIPPER
DATE           SHARES       S&P 500 INDEX(1)     (PRICE ONLY)(1)     GOLD FUNDS INDEX(1)
----      ---------------   ----------------   -------------------   -------------------
1/31/00                          $10000               $10000                $10000
   2/00        $ 9429              9811                 9963                  9985
   3/00          9143             10770                 9420                  9430
   4/00          9029             10446                 9128                  8924
   5/00          9029             10232                 9383                  9040
   6/00          9544             10484                 9638                  9545
   7/00          8801             10320                 8478                  8883
   8/00          9144             10961                 8726                  9469
   9/00          8344             10382                 8323                  8827
  10/00          7487             10338                 7314                  8042
  11/00          7544              9524                 7849                  8391
  12/00          9259              9571                 8571                  9173
   1/01          9141              9910                 8146                  9161
   2/01          9435              9007                 8755                  9537
   3/01          8966              8437                 7931                  8667
   4/01         10080              9092                 9191                  9950
   5/01         10373              9153                 9525                 10408
   6/01         10315              8930                 8878                 10477
   7/01          9904              8842                 8846                  9919
   8/01         10373              8289                 9430                 10483
   9/01         10842              7620                 9635                 10826
  10/01         10490              7765                 9091                 10600
  11/01         10256              8361                 8765                 10603
  12/01         10667              8434                 9075                 11121
   1/02         11898              8311                10225                 12379
   2/02         13011              8151                10864                 13630
   3/02         14183              8457                11819                 14947
   4/02         15121              7945                12331                 15845
   5/02         17933              7886                14045                 18781
   6/02         15647              7325                11914                 16484
   7/02         13303              6754                10093                 13665
   8/02         15354              6798                11581                 15870
   9/02         15354              6060                11627                 15998
  10/02         13948              6593                10577                 14665
  11/02         13948              6981                10567                 14690
  12/02         16820              6571                12798                 17876
   1/03         16996              6399                12838                 18048
   2/03         16000              6303                12002                 16952
   3/03         14770              6364                11157                 15704
   4/03         14653              6888                10887                 15658
   5/03         16353              7250                12247                 17450
   6/03         16822              7343                13113                 17968
   7/03         17584              7472                13525                 18967
   8/03         19577              7618                15172                 21685
   9/03         19929              7537                15192                 22457
  10/03         22097              7963                16352                 25131
  11/03         24853              8033                18283                 27246
  12/03         24689              8454                18146                 27593
   1/04         22462              8610                15935                 25012
   2/04         23426              8729                16639                 25498
   3/04         24330              8597                17498                 27024
=======================================================================================

1    Lipper Inc.

==================================================================================
                                [MOUNTAIN CHART]

   4/04         19513              8463                13661                 21392
   5/04         21138              8579                14973                 23003
   6/04         20838              8745                14386                 22292
   7/04         20477              8456                14500                 21889
   8/04         21862              8490                15804                 23320
   9/04         23729              8582                16997                 25488
  10/04         23729              8713                17242                 25993
  11/04         24934              9065                17798                 27398
  12/04         23276              9374                16564                 25894
   1/05         22124              9145                15238                 24538
   2/05         24002              9338                16501                 26448
   3/05         22730              9172                15627                 25059
   4/05         20486              8999                13923                 22669
   5/05         21031              9285                14383                 22989
   6/05         22729              9298                15507                 24912
   7/05         22729              9644                15132                 24920
   8/05         23881              9556                15967                 26075
   9/05         27274              9633                18826                 30224
  10/05         25455              9472                17979                 28266
  11/05         27820              9830                19108                 31139
  12/05         30669              9834                21345                 34549
   1/06         35698             10094                25707                 41044
   2/06         33032             10121                22232                 38350
   3/06         36001             10247                23611                 42146
   4/06         40001             10385                26360                 47239
   5/06         36669             10086                23775                 43160
   6/06         36002             10100                23936                 42903
   7/06         35940             10162                23650                 42923
   8/06         38122             10403                24461                 44372
   9/06         34302             10671                21410                 40362
  10/06         36666             11019                22893                 43374
  11/06         40483             11228                24888                 47640
  12/06         39017             11386                23716                 46618
   1/07         39200             11558                23323                 46324
   2/07         39569             11332                23284                 47232
   3/07         39446             11459                22843                 47688
   4/07         39509             11966                22851                 48567
   5/07         40066             12383                23301                 48814
   6/07         39510             12178                22666                 48153
   7/07         40991             11801                24793                 49379
   8/07         38954             11977                23469                 46555
   9/07         45931             12425                28134                 56377
  10/07         51548             12622                31360                 63408
  11/07         47476             12094                28521                 57227
  12/07         47637             12011                28896                 58035
   1/08         50972             11290                31060                 62028
   2/08         54866             10924                32774                 67339
   3/08         50109             10877                29468                 61296
   4/08         48009             11406                28548                 57874
   5/08         51471             11554                30250                 61780
   6/08         53880             10581                32553                 62870
   7/08         47576             10492                28146                 55340
   8/08         42509             10644                24878                 48927
   9/08         37072              9696                21876                 42892
  10/08         23848              8068                13515                 26574
  11/08         27741              7489                16937                 31266
  12/08         33655              7568                20649                 39122
   1/09         33594              6931                20675                 39210
   2/09         33779              6195                19860                 39097
   3/09         37921              6737                22422                 43844
==================================================================================

==========================================
AVERAGE ANNUAL TOTAL RETURNS                    THE NET ANNUAL FUND OPERATING EXPENSE
As of 3/31/09, including maximum             RATIO SET FORTH IN THE MOST RECENT FUND
applicable sales charges                     PROSPECTUS AS OF THE DATE OF THIS REPORT
                                             FOR CLASS A, CLASS B, CLASS C, CLASS Y AND
CLASS A SHARES                               INVESTOR CLASS SHARES WAS 1.38%, 2.13%,
Inception (3/28/02)                 14.88%   2.13%, 1.13% AND 1.38%, RESPECTIVELY.(1)
 5 Years                             8.93    THE TOTAL ANNUAL FUND OPERATING EXPENSE
 1 Year                            -27.69    RATIO SET FORTH IN THE MOST RECENT FUND
                                             PROSPECTUS AS OF THE DATE OF THIS REPORT
CLASS B SHARES                               FOR CLASS A, CLASS B, CLASS C, CLASS Y AND
Inception (3/28/02)                 15.18%   INVESTOR CLASS SHARES WAS 1.39%, 2.14%,
 5 Years                             9.04    2.14%, 1.14% AND 1.39%, RESPECTIVELY. THE
 1 Year                            -28.00    EXPENSE RATIOS PRESENTED ABOVE MAY VARY
                                             FROM THE EXPENSE RATIOS PRESENTED IN OTHER
CLASS C SHARES                               SECTIONS OF THIS REPORT THAT ARE BASED ON
Inception (2/14/00)                 15.73%   EXPENSES INCURRED DURING THE PERIOD
 5 Years                             9.29    COVERED BY THIS REPORT.
 1 Year                            -25.05
                                                CLASS A SHARE PERFORMANCE REFECTS THE
CLASS Y SHARES                               MAXIMUM 5.50% SALES CHARGE, AND CLASS B
10 Years                            13.60%   AND CLASS C SHARE PERFORMANCE REFECTS THE
 5 Years                            10.16    APPLICABLE CONTINGENT DEFERRED SALES
 1 Year                            -23.48    CHARGE (CDSC) FOR THE PERIOD INVOLVED. THE
                                             CDSC ON CLASS B SHARES DECLINES FROM 5%
INVESTOR CLASS SHARES                        BEGINNING AT THE TIME OF PURCHASE TO 0% AT
Inception (1/19/84)                  1.00%   THE BEGINNING OF THE SEVENTH YEAR. THE
10 Years                            13.58    CDSC ON CLASS C SHARES IS 1% FOR THE FIRST
 5 Years                            10.12    YEAR AFTER PURCHASE. CLASS Y AND INVESTOR
 1 Year                            -23.61    CLASS SHARES DO NOT HAVE A FRONT-END SALES
==========================================   CHARGE OR A CDSC; THEREFORE, PERFORMANCE
                                             IS AT NET ASSET VALUE.
CLASS Y SHARES' INCEPTION DATE IS OCTOBER
3, 2008; RETURNS SINCE THAT DATE ARE            THE PERFORMANCE OF THE FUND'S SHARE
ACTUAL RETURNS. ALL OTHER RETURNS ARE        CLASSES WILL DIFFER PRIMARILY DUE TO
BLENDED RETURNS OF ACTUAL CLASS Y SHARE      DIFFERENT SALES CHARGE STRUCTURES AND
PERFORMANCE AND RESTATED INVESTOR CLASS      CLASS EXPENSES.
SHARE PERFORMANCE (FOR PERIODS PRIOR TO
THE INCEPTION DATE OF CLASS Y SHARES) AT        A REDEMPTION FEE OF 2% WILL BE IMPOSED
NET ASSET VALUE. THE RESTATED INVESTOR       ON CERTAIN REDEMPTIONS OR EXCHANGES OUT OF
CLASS SHARE PERFORMANCE REFECTS THE RULE     THE FUND WITHIN 31 DAYS OF PURCHASE.
12B-1 FEES APPLICABLE TO INVESTOR CLASS      EXCEPTIONS TO THE REDEMPTION FEE ARE
SHARES AS WELL AS ANY FEE WAIVERS OR         LISTED IN THE FUND'S PROSPECTUS.
EXPENSE REIMBURSEMENTS RECEIVED BY
INVESTOR CLASS SHARES. INVESTOR CLASS        1  Total annual operating expenses less
SHARES' INCEPTION DATE IS JANUARY 19,           any contractual fee waivers and/or
1984.                                           expense reimbursements by the advisor
                                                in effect through at least June 30,
   THE PERFORMANCE DATA QUOTED REPRESENT        2009. See current prospectus for more
PAST PERFORMANCE AND CANNOT GUARANTEE           information.
COMPARABLE FUTURE RESULTS; CURRENT
PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE
VISIT INVESCOAIM.COM FOR THE MOST RECENT
MONTH-END PERFORMANCE. PERFORMANCE FIGURES
REFECT REINVESTED DISTRIBUTIONS, CHANGES
IN NET ASSET VALUE AND THE EFFECT OF THE
MAXIMUM SALES CHARGE UNLESS OTHERWISE
STATED. INVESTMENT RETURN AND PRINCIPAL
VALUE WILL FLUCTUATE SO THAT YOU MAY HAVE
A GAIN OR LOSS WHEN YOU SELL SHARES.


7   AIM GOLD & PRECIOUS METALS FUND

AIM GOLD & PRECIOUS METALS FUND'S INVESTMENT OBJECTIVE IS CAPITAL GROWTH.

o  Unless otherwise stated, information presented in this report is as of March 31, 2009, and is based on total net assets.

o  Unless otherwise noted, all data provided by Invesco Aim.

ABOUT SHARE CLASSES                          o  The Fund's investments directly in gold   o  The U.S. DOLLAR INDEX measures the
                                                bullion will earn no income return.          performance of the U.S. dollar against
o  Effective September 30, 2003, only           Appreciation in the market price of          a basket of currencies: the euro,
   previously established qualified plans       gold is the sole manner in which the         Japanese yen, British pound sterling,
   are eligible to purchase Class B shares      Fund can realize gains on gold bullion.      Canadian dollar, Swedish krona and
   of any AIM fund.                             The Fund may have higher storage and         Swiss franc.
                                                custody costs in connection with its
o  Class Y shares are available to only         ownership of gold bullion.                o  The Fund is not managed to track the
   certain investors. Please see the                                                         performance of any particular index,
   prospectus for more information.          o  There is no guarantee that the               including the indexes defined here, and
                                                investment techniques and risk analyses      consequently, the performance of the
o  All Investor Class shares are closed to      used by the Fund's portfolio managers        Fund may deviate significantly from the
   new investors. Contact your financial        will produce the desired results.            performance of the indexes.
   advisor about purchasing our other
   share classes.                            o  The prices of securities held by the      o  A direct investment cannot be made in
                                                Fund may decline in response to market       an index. Unless otherwise indicated,
PRINCIPAL RISKS OF INVESTING IN THE FUND        risks.                                       index results include reinvested
                                                                                             dividends, and they do not reflect
o  Since a large percentage of the Fund's    o  The Fund's investments are concentrated      sales charges. Performance of an index
   assets may be invested in securities of      in a comparatively narrow segment of         of funds reflects fund expenses;
   a limited number of companies, each          the economy. Consequently, the Fund may      performance of a market index does not.
   investment has a greater effect on the       tend to be more volatile than other
   Fund's overall performance, and any          mutual funds, and the value of the        OTHER INFORMATION
   change in the value of those securities      Fund's investments may tend to rise and
   could significantly affect the value of      fall more rapidly.                        o  The returns shown in management's
   your investment in the Fund.                                                              discussion of Fund performance are
                                             ABOUT INDEXES USED IN THIS REPORT               based on net asset values calculated
o  Prices of equity securities change in                                                     for shareholder transactions. Generally
   response to many factors including the    o  The S&P 500--REGISTERED TRADEMARK--          accepted accounting principles require
   historical and prospective earnings of       INDEX is a market                            adjustments to be made to the net
   the issuer, the value of its assets,         capitalization-weighted index covering       assets of the Fund at period end for
   general economic conditions, interest        all major areas of the U.S. economy. It      financial reporting purposes, and as
   rates, investor perceptions and market       is not the 500 largest companies, but        such, the net asset values for
   liquidity.                                   rather the most widely held 500              shareholder transactions and the
                                                companies chosen with respect to market      returns based on those net asset values
o  Foreign securities have additional           size, liquidity, and their industry.         may differ from the net asset values
   risks, including exchange rate changes,                                                   and returns reported in the Financial
   political and economic upheaval, the      o  The PHILADELPHIA GOLD & SILVER INDEX         Highlights.
   relative lack of information,                (price-only) is a
   relatively low market liquidity, and         capitalization-weighted index on the      o  Industry classifications used in this
   the potential lack of strict financial       Philadelphia Stock Exchange that             report are generally according to the
   and accounting controls and standards.       includes the leading companies involved      Global Industry Classification
                                                in the mining of gold and silver.            Standard, which was developed by and is
o  Fluctuations in the price of gold and                                                     the exclusive property and a service
   precious metals often dramatically        o  The LIPPER GOLD FUNDS INDEX is an            mark of MSCI Inc. and Standard &
   affect the profitability of companies        equally weighted representation of the       Poor's.
   in the gold and precious metals sector.      largest funds in the Lipper Gold Funds
   Changes in the political or economic         Category. These funds invest primarily
   climate for the two largest gold             in shares of gold mines, gold-oriented
   producers, South Africa and the former       mining finance houses, gold coins or
   Soviet Union, may have a direct impact       bullion.
   on the price of gold worldwide.

=======================================================================================   ==========================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS,     FUND NASDAQ SYMBOLS
WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES.           Class A Shares                       IGDAX
INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.                                      Class B Shares                       IGDBX
=======================================================================================   Class C Shares                       IGDCX
                                                                                          Class Y Shares                       IGDYX
                                                                                          Investor Class Shares                FGLDX
                                                                                          ==========================================

NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE


8   AIM GOLD & PRECIOUS METALS FUND

SCHEDULE OF INVESTMENTS

March 31, 2009




                                                       SHARES          VALUE
-------------------------------------------------------------------------------

COMMON STOCKS & OTHER EQUITY
  INTERESTS-88.90%

AUSTRALIA-5.97%

BHP Billiton Ltd.-ADR(a)                                162,000    $  7,225,200
-------------------------------------------------------------------------------
Newcrest Mining Ltd.                                    475,000      10,805,769
===============================================================================
                                                                     18,030,969
===============================================================================


CANADA-52.61%

Agnico-Eagle Mines Ltd.                                 264,000      15,026,880
-------------------------------------------------------------------------------
Alamos Gold Inc.(b)                                     654,000       4,699,960
-------------------------------------------------------------------------------
Andina Minerals Inc.(b)                               2,000,000       2,617,593
-------------------------------------------------------------------------------
Barrick Gold Corp.                                      370,000      11,995,400
-------------------------------------------------------------------------------
Cameco Corp.(a)                                         310,000       5,322,700
-------------------------------------------------------------------------------
Detour Gold Corp.(a)(b)                                 465,000       4,090,466
-------------------------------------------------------------------------------
Eldorado Gold Corp.(b)                                1,058,000       9,567,066
-------------------------------------------------------------------------------
Franco-Nevada Corp.                                     582,000      12,663,013
-------------------------------------------------------------------------------
Goldcorp, Inc.(a)                                       437,000      14,560,840
-------------------------------------------------------------------------------
Harry Winston Diamond Corp.(b)                          300,000         861,426
-------------------------------------------------------------------------------
IAMGOLD Corp.                                         1,432,000      12,267,470
-------------------------------------------------------------------------------
Kinross Gold Corp.                                      425,000       7,618,783
-------------------------------------------------------------------------------
Minefinders Corp. Ltd.(a)(b)                            737,000       5,674,900
-------------------------------------------------------------------------------
Osisko Mining Corp.(a)(b)                             1,082,000       4,934,957
-------------------------------------------------------------------------------
Pan American Silver Corp.(b)                            425,000       7,403,500
-------------------------------------------------------------------------------
Seabridge Gold Inc.(a)(b)                               400,000       9,060,000
-------------------------------------------------------------------------------
Silver Wheaton Corp.(a)(b)                            1,729,000      14,229,670
-------------------------------------------------------------------------------
Teck Cominco Ltd.-Class B                               300,000       1,660,982
-------------------------------------------------------------------------------
Yamana Gold Inc.                                      1,586,000      14,670,500
===============================================================================
                                                                    158,926,106
===============================================================================


PERU-3.10%

Compania de Minas Buenaventura S.A.-ADR                 390,000       9,352,200
===============================================================================


SOUTH AFRICA-10.85%

Gold Fields Ltd.-ADR                                    953,000      10,807,020
-------------------------------------------------------------------------------
Harmony Gold Mining Co. Ltd.-ADR(a)(b)                  300,000       3,282,000
-------------------------------------------------------------------------------
Impala Platinum Holdings Ltd.                           320,000       5,367,584
-------------------------------------------------------------------------------
Randgold Resources Ltd.-ADR(a)                          245,000      13,315,750
===============================================================================
                                                                     32,772,354
===============================================================================


UNITED KINGDOM-1.11%

Rio Tinto PLC                                           100,000       3,347,977
===============================================================================


UNITED STATES-15.26%

Aurizon Mines Ltd.(b)                                 1,109,000       4,990,500
-------------------------------------------------------------------------------
Coeur d'Alene Mines Corp.(b)                          2,215,000       2,082,100
-------------------------------------------------------------------------------
Freeport-McMoRan Copper & Gold, Inc.                    270,000      10,289,700
-------------------------------------------------------------------------------
Hecla Mining Co.(a)(b)                                  500,000       1,000,000
-------------------------------------------------------------------------------
iShares COMEX Gold Trust(a)(b)                           57,000       5,152,230
-------------------------------------------------------------------------------
Newmont Mining Corp.(a)                                 311,000      13,920,360
-------------------------------------------------------------------------------
Solitario Exploration & Royalty Corp.(b)                767,000         906,504
-------------------------------------------------------------------------------
SPDR Gold Trust(b)                                       86,000       7,764,080
===============================================================================
                                                                     46,105,474
===============================================================================
     Total Common Stocks & Other Equity Interests
       (Cost $339,949,325)                                          268,535,080
===============================================================================



MONEY MARKET FUNDS-10.90%

Liquid Assets Portfolio-Institutional Class(c)       16,470,096      16,470,096
-------------------------------------------------------------------------------
Premier Portfolio-Institutional Class(c)             16,470,096      16,470,096
===============================================================================
     Total Money Market Funds (Cost $32,940,192)                     32,940,192
===============================================================================
TOTAL INVESTMENTS (excluding investments purchased
  with cash collateral from securities on
  loan)-99.80% (Cost $372,889,517)                                  301,475,272
===============================================================================



INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES ON LOAN


MONEY MARKET FUNDS-16.42%

Liquid Assets Portfolio-Institutional Class (Cost
  $49,590,780)(c)(d)                                 49,590,780      49,590,780
===============================================================================
TOTAL INVESTMENTS-116.22% (Cost $422,480,297)                       351,066,052
===============================================================================
OTHER ASSETS LESS LIABILITIES-(16.22)%                              (49,001,966)
===============================================================================
NET ASSETS-100.00%                                                 $302,064,086
_______________________________________________________________________________
===============================================================================



Investment Abbreviations:

ADR  - American Depositary Receipt


Notes to Schedule of Investments:

(a)   All or a portion of this security was out on loan at March 31, 2009.
(b)   Non-income producing security.
(c) The money market fund and the Fund are affiliated by having the same investment advisor.
(d) The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 1K.


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        AIM GOLD & PRECIOUS METALS FUND

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2009




ASSETS:

Investments, at value (Cost $339,949,325)*                          $268,535,080
--------------------------------------------------------------------------------
Investments in affiliated money market funds, at value and cost       82,530,972
================================================================================
     Total investments (Cost $422,480,297)                           351,066,052
================================================================================
Cash                                                                      13,050
--------------------------------------------------------------------------------
Receivables for:
  Investments sold                                                        74,129
--------------------------------------------------------------------------------
  Fund shares sold                                                     1,116,955
--------------------------------------------------------------------------------
  Dividends                                                              112,792
--------------------------------------------------------------------------------
Investment for trustee deferred compensation and retirement plans         13,067
--------------------------------------------------------------------------------
Other assets                                                              49,934
================================================================================
     Total assets                                                    352,445,979
________________________________________________________________________________
================================================================================


LIABILITIES:

Payables for:
  Fund shares reacquired                                                 405,251
--------------------------------------------------------------------------------
  Collateral upon return of securities loaned                         49,590,780
--------------------------------------------------------------------------------
  Accrued fees to affiliates                                             265,722
--------------------------------------------------------------------------------
  Accrued other operating expenses                                        89,687
--------------------------------------------------------------------------------
Trustee deferred compensation and retirement plans                        30,453
================================================================================
     Total liabilities                                                50,381,893
================================================================================
Net assets applicable to shares outstanding                         $302,064,086
________________________________________________________________________________
================================================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest                                       $376,361,793
--------------------------------------------------------------------------------
Undistributed net investment income (loss)                            (1,074,343)
--------------------------------------------------------------------------------
Undistributed net realized gain (loss)                                (1,809,561)
--------------------------------------------------------------------------------
Unrealized appreciation (depreciation)                               (71,413,803)
================================================================================
                                                                    $302,064,086
________________________________________________________________________________
================================================================================



NET ASSETS:

Class A                                                             $ 97,401,723
________________________________________________________________________________
================================================================================
Class B                                                             $ 31,583,590
________________________________________________________________________________
================================================================================
Class C                                                             $ 35,563,392
________________________________________________________________________________
================================================================================
Class Y                                                             $  1,364,516
________________________________________________________________________________
================================================================================
Investor Class                                                      $136,150,865
________________________________________________________________________________
================================================================================


SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Class A                                                               16,483,018
________________________________________________________________________________
================================================================================
Class B                                                                5,469,276
________________________________________________________________________________
================================================================================
Class C                                                                5,806,631
________________________________________________________________________________
================================================================================
Class Y                                                                  229,172
________________________________________________________________________________
================================================================================
Investor Class                                                        22,906,631
________________________________________________________________________________
================================================================================
Class A:
  Net asset value per share                                         $       5.91
--------------------------------------------------------------------------------
  Maximum offering price per share
     (Net asset value of $5.91 divided by 94.50%)                   $       6.25
________________________________________________________________________________
================================================================================
Class B:
  Net asset value and offering price per share                      $       5.77
________________________________________________________________________________
================================================================================
Class C:
  Net asset value and offering price per share                      $       6.12
________________________________________________________________________________
================================================================================
Class Y:
  Net asset value and offering price per share                      $       5.95
________________________________________________________________________________
================================================================================
Investor Class:
  Net asset value and offering price per share                      $       5.94
________________________________________________________________________________
================================================================================



* At March 31, 2009, securities with an aggregate value of $48,168,962 were on loan to brokers.


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        AIM GOLD & PRECIOUS METALS FUND

STATEMENT OF OPERATIONS

For the year ended March 31, 2009




INVESTMENT INCOME:

Dividends (net of foreign withholding taxes of $154,503)                           $   2,383,341
------------------------------------------------------------------------------------------------
Dividends from affiliated money market funds (includes securities lending income
  of $1,086,092)                                                                       1,424,096
================================================================================================
     Total investment income                                                           3,807,437
================================================================================================


EXPENSES:

Advisory fees                                                                          2,233,296
------------------------------------------------------------------------------------------------
Administrative services fees                                                             103,337
------------------------------------------------------------------------------------------------
Custodian fees                                                                            42,944
------------------------------------------------------------------------------------------------
Distribution fees:
  Class A                                                                                233,446
------------------------------------------------------------------------------------------------
  Class B                                                                                322,373
------------------------------------------------------------------------------------------------
  Class C                                                                                320,841
------------------------------------------------------------------------------------------------
  Investor Class                                                                         349,307
------------------------------------------------------------------------------------------------
Transfer agent fees                                                                      933,190
------------------------------------------------------------------------------------------------
Trustees' and officers' fees and benefits                                                 25,959
------------------------------------------------------------------------------------------------
Other                                                                                    300,554
================================================================================================
     Total expenses                                                                    4,865,247
================================================================================================
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)                 (40,515)
================================================================================================
     Net expenses                                                                      4,824,732
================================================================================================
Net investment income (loss)                                                          (1,017,295)
================================================================================================


REALIZED AND UNREALIZED GAIN (LOSS) FROM:

Net realized gain (loss) from:
  Investment securities                                                               26,521,397
------------------------------------------------------------------------------------------------
  Foreign currencies                                                                    (178,413)
================================================================================================
                                                                                      26,342,984
================================================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                                             (121,840,538)
------------------------------------------------------------------------------------------------
  Foreign currencies                                                                      15,220
================================================================================================
                                                                                    (121,825,318)
================================================================================================
Net realized and unrealized gain (loss)                                              (95,482,334)
================================================================================================
Net increase (decrease) in net assets resulting from operations                    $ (96,499,629)
________________________________________________________________________________________________
================================================================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        AIM GOLD & PRECIOUS METALS FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended March 31, 2009 and 2008



                                                                                 2009            2008
---------------------------------------------------------------------------------------------------------

OPERATIONS:

  Net investment income (loss)                                              $  (1,017,295)   $ (1,835,612)
---------------------------------------------------------------------------------------------------------
  Net realized gain                                                            26,342,984      13,393,838
---------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation)                       (121,825,318)     51,860,589
=========================================================================================================
     Net increase (decrease) in net assets resulting from operations          (96,499,629)     63,418,815
=========================================================================================================
Distributions to shareholders from net investment income:
  Class A                                                                        (372,546)       (484,836)
---------------------------------------------------------------------------------------------------------
  Class B                                                                         (76,405)        (24,584)
---------------------------------------------------------------------------------------------------------
  Class C                                                                         (73,494)        (20,948)
---------------------------------------------------------------------------------------------------------
  Class Y                                                                          (3,230)             --
---------------------------------------------------------------------------------------------------------
  Investor Class                                                                 (578,999)     (1,017,005)
=========================================================================================================
     Total distributions from net investment income                            (1,104,674)     (1,547,373)
=========================================================================================================
Share transactions-net:
  Class A                                                                       5,823,923      50,104,917
---------------------------------------------------------------------------------------------------------
  Class B                                                                        (843,741)     11,645,581
---------------------------------------------------------------------------------------------------------
  Class C                                                                       4,746,051      14,871,636
---------------------------------------------------------------------------------------------------------
  Class Y                                                                       1,210,419              --
---------------------------------------------------------------------------------------------------------
  Investor Class                                                                 (136,888)     (2,048,147)
=========================================================================================================
     Net increase in net assets resulting from share transactions              10,799,764      74,573,987
=========================================================================================================
     Net increase (decrease) in net assets                                    (86,804,539)    136,445,429
=========================================================================================================


NET ASSETS:

  Beginning of year                                                           388,868,625     252,423,196
=========================================================================================================
  End of year (includes undistributed net investment income (loss) of
     $(1,074,343) and $(460,870), respectively)                             $ 302,064,086    $388,868,625
_________________________________________________________________________________________________________
=========================================================================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        AIM GOLD & PRECIOUS METALS FUND

NOTES TO FINANCIAL STATEMENTS

March 31, 2009

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Gold & Precious Metals Fund (the "Fund") is a series portfolio of AIM Sector Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

  The Fund's investment objective is capital growth.

  The Fund currently consists of five different classes of shares: Class A, Class B, Class C, Class Y and Investor Class. Investor Class shares of the Fund are offered only to certain grandfathered investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to contingent deferred sales charges ("CDSC"). Class B shares and Class C shares are sold with a CDSC. Class Y and Investor Class shares are sold at net asset value. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.

  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

        A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

        Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

        Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.

        Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

        Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities and Corporate Loans. The mean between the last bid price and asked prices may be used to value debit obligations other than Corporate Loans.

        Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

        Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.


13        AIM GOLD & PRECIOUS METALS FUND

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

        The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.

        Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
      (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

        The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment advisor may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

        The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund's servicing agreements, that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. OTHER RISKS -- The Fund's investments are concentrated in a comparatively narrow segment of the economy. Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund's investments may tend to rise and fall more rapidly.

        The Fund may invest a large percentage of assets in securities of a limited number of companies, such that each investment may have a greater effect on the Fund's overall performance, and any change in the value of those securities could significantly affect the value of your investment in the Fund.

        Fluctuations in the price of gold and precious metals often dramatically affect the profitability of companies in the gold and precious metals sector. Changes in the political or economic climate for the two largest gold producers, South Africa and the former Soviet Union, may have a direct impact on the price of gold worldwide.

J. REDEMPTION FEES -- The Fund has a 2% redemption fee that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions or exchanges of shares within 31 days of purchase. The redemption fee is recorded as an increase in shareholder capital and is allocated among the share classes based on the relative net assets of each class.

K. SECURITIES LENDING -- The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated

14        AIM GOLD & PRECIOUS METALS FUND
      and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.

L. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and
      (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

        The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

M. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. Fluctuations in the value of these contracts are recorded as unrealized appreciation (depreciation) until the contracts are closed. When these contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. The Fund could be exposed to risk, which may be in excess of the amount reflected in the Statement of Assets and Liabilities, if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with Invesco Aim Advisors, Inc. (the "Advisor" or "Invesco Aim"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Advisor based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                            RATE
-------------------------------------------------------------------
First $350 million                                           0.75%
-------------------------------------------------------------------
Next $350 million                                            0.65%
-------------------------------------------------------------------
Next $1.3 billion                                            0.55%
-------------------------------------------------------------------
Next $2 billion                                              0.45%
-------------------------------------------------------------------
Next $2 billion                                              0.40%
-------------------------------------------------------------------
Next $2 billion                                              0.375%
-------------------------------------------------------------------
Over $8 billion                                              0.35%
___________________________________________________________________
===================================================================




  Through at least June 30, 2009, the Advisor has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund (based on the Fund's average daily net assets) do not exceed the annual rate of:

AVERAGE NET ASSETS                                             RATE
-------------------------------------------------------------------
First $250 million                                            0.75%
-------------------------------------------------------------------
Next $250 million                                             0.74%
-------------------------------------------------------------------
Next $500 million                                             0.73%
-------------------------------------------------------------------
Next $1.5 billion                                             0.72%
-------------------------------------------------------------------
Next $2.5 billion                                             0.71%
-------------------------------------------------------------------
Next $2.5 billion                                             0.70%
-------------------------------------------------------------------
Next $2.5 billion                                             0.69%
-------------------------------------------------------------------
Over $10 billion                                              0.68%
___________________________________________________________________
===================================================================




  Under the terms of a master sub-advisory agreement the Advisor and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the "Affiliated Sub-Advisors") the Advisor, not

15        AIM GOLD & PRECIOUS METALS FUND
the Fund, may pay 40% of the fees paid to the Advisor to any such Affiliated Sub-Advisor(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Advisor(s).

  The Advisor has contractually agreed, through at least June 30, 2009, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Advisor receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

  For the year ended March 31, 2009, the Advisor waived advisory fees of $25,070.

  At the request of the Trustees of the Trust, Invesco Ltd. ("Invesco") agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended March 31, 2009, Invesco reimbursed expenses of the Fund in the amount of $1,720.

  The Trust has entered into a master administrative services agreement with Invesco Aim pursuant to which the Fund has agreed to pay Invesco Aim for certain administrative costs incurred in providing accounting services to the Fund. For the year ended March 31, 2009, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.

  The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. ("IAIS") pursuant to which the Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the course of providing such services. IAIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IAIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust's Board of Trustees. For the year ended March 31, 2009, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

  The Trust has entered into master distribution agreements with Invesco Aim Distributors, Inc. ("IADI") to serve as the distributor for the Class A, Class B, Class C, Class Y and Investor Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Investor Class shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays IADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Investor Class shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority ("FINRA") impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended March 31, 2009, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.

  Front-end sales commissions and CDSC (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended March 31, 2009, IADI advised the Fund that IADI retained $102,872 in front-end sales commissions from the sale of Class A shares and $4,930, $135,669 and $17,711 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

  Certain officers and trustees of the Trust are officers and directors of Invesco Aim, IAIS and/or IADI.

NOTE 3--SUPPLEMENTAL INFORMATION

The Fund adopted the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), effective with the beginning of the Fund's fiscal year. SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment's assigned level:

  Level 1 -- Prices are determined using quoted prices in an active market for identical assets.

  Level 2 -- Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

  Level 3 -- Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

  Below is a summary of the tiered valuation input levels, as of the end of the reporting period, March 31, 2009. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

                        INVESTMENTS IN
INPUT LEVEL               SECURITIES
--------------------------------------
Level 1                  $342,350,491
--------------------------------------
Level 2                     8,715,561
--------------------------------------
Level 3                            --
======================================
                         $351,066,052
______________________________________
======================================





16        AIM GOLD & PRECIOUS METALS FUND

NOTE 4--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended March 31, 2009, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $13,725.

NOTE 5--TRUSTEES' AND OFFICERS' FEES AND BENEFITS

"Trustees' and Officers' Fees and Benefits" include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officers' Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officers' Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

  During the year ended March 31, 2009, the Fund paid legal fees of $4,993 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--CASH BALANCES

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either
(i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco Aim, not to exceed the contractually agreed upon rate.

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

TAX CHARACTER OF DISTRIBUTIONS TO SHAREHOLDERS PAID DURING THE YEARS ENDED MARCH 31, 2009 AND 2008:

                                                                                 2009           2008
-------------------------------------------------------------------------------------------------------
Distributions paid from ordinary income                                       $1,104,674     $1,547,373
_______________________________________________________________________________________________________
=======================================================================================================



TAX COMPONENTS OF NET ASSETS AT PERIOD-END:

                                                                                        2009
------------------------------------------------------------------------------------------------
Undistributed ordinary income                                                       $  1,734,987
------------------------------------------------------------------------------------------------
Undistributed appreciation (depreciation) -- investments                             (74,496,773)
------------------------------------------------------------------------------------------------
Net undistributed appreciation -- other investments                                          442
------------------------------------------------------------------------------------------------
Temporary book/tax differences                                                           (33,676)
------------------------------------------------------------------------------------------------
Post-October loss deferrals                                                             (893,575)
------------------------------------------------------------------------------------------------
Capital loss carryforward                                                               (609,112)
------------------------------------------------------------------------------------------------
Shares of beneficial interest                                                        376,361,793
================================================================================================
Total net assets                                                                    $302,064,086
________________________________________________________________________________________________
================================================================================================




  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

  The Fund utilized $25,736,967 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of March 31, 2009 which expires as follows:

                                                                                   CAPITAL LOSS
EXPIRATION                                                                        CARRYFORWARD*
-----------------------------------------------------------------------------------------------
March 31, 2010                                                                       $609,112
_______________________________________________________________________________________________
===============================================================================================



* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.


17        AIM GOLD & PRECIOUS METALS FUND

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended March 31, 2009 was $113,365,467 and $121,305,121, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

         UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities                          $ 15,864,722
------------------------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities                         (90,361,495)
================================================================================================
Net unrealized appreciation (depreciation) of investment securities                 $(74,496,773)
________________________________________________________________________________________________
================================================================================================
Cost of investments for tax purposes is $425,562,825.


NOTE 9--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of passive foreign investment companies, foreign currency transactions exchange traded funds and proxy costs, on March 31, 2009, undistributed net investment income (loss) was increased by $1,508,496, undistributed net realized gain (loss) was decreased by $1,499,592 and shares of beneficial interest decreased by $8,904. This reclassification had no effect on the net assets of the Fund.


18        AIM GOLD & PRECIOUS METALS FUND

NOTE 10--SHARE INFORMATION


                                                                               SUMMARY OF SHARE ACTIVITY
-------------------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED MARCH 31,
                                                             ------------------------------------------------------------
                                                                        2009(a)                           2008
                                                             ----------------------------     ---------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
-------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                     10,734,474     $ 66,134,463     11,476,276     $ 87,862,985
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                      2,697,569       16,256,748      2,811,006       21,216,411
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                      3,583,461       22,435,885      3,296,989       26,640,384
-------------------------------------------------------------------------------------------------------------------------
  Class Y(b)                                                     256,843        1,323,207             --               --
-------------------------------------------------------------------------------------------------------------------------
  Investor Class                                               8,725,762       53,390,818      7,039,354       52,476,392
=========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                         73,836          332,261         63,063          438,490
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                         14,700           64,682          2,964           20,597
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                         14,997           70,034          2,629           19,402
-------------------------------------------------------------------------------------------------------------------------
  Class Y                                                            626            2,835             --               --
-------------------------------------------------------------------------------------------------------------------------
  Investor Class                                                 122,389          553,201        135,274          960,441
=========================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                        447,699        2,864,267        248,859        1,797,850
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                       (457,051)      (2,864,267)      (253,219)      (1,797,850)
=========================================================================================================================
Reacquired:(c)
  Class A(b)                                                 (10,571,755)     (63,507,068)    (5,598,670)     (39,994,408)
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (2,476,972)     (14,300,904)    (1,126,157)      (7,793,577)
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                     (2,842,888)     (17,759,868)    (1,566,445)     (11,788,150)
-------------------------------------------------------------------------------------------------------------------------
  Class Y                                                        (28,297)        (115,623)            --               --
-------------------------------------------------------------------------------------------------------------------------
  Investor Class(b)                                           (9,185,199)     (54,080,907)    (7,836,101)     (55,484,980)
=========================================================================================================================
     Net increase in share activity                            1,110,194     $ 10,799,764      8,695,822     $ 74,573,987
_________________________________________________________________________________________________________________________
=========================================================================================================================



(a) There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 24% of the outstanding shares of the Fund. IADI has an agreement with these entities to sell Fund shares. The Fund, Invesco Aim and/or Invesco Aim affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco Aim and/or Invesco Aim affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b) Effective upon the commencement date of Class Y shares, October 3, 2008, the following shares were converted from Class A and Investor Class into Class Y shares of the Fund:

     CLASS                                                                        SHARES        AMOUNT
     --------------------------------------------------------------------------------------------------
     Class Y                                                                     136,499      $ 694,780
     --------------------------------------------------------------------------------------------------
     Class A                                                                     (96,942)      (490,527)
     --------------------------------------------------------------------------------------------------
     Investor Class                                                              (40,128)      (204,253)
     __________________________________________________________________________________________________
     ==================================================================================================



(c) Net of redemption fees of $267,230 and $118,342 which were allocated among the classes based on relative net assets of each class for the years ended March 31, 2009 and 2008, respectively.


19        AIM GOLD & PRECIOUS METALS FUND

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                    NET GAINS
                                                  ON SECURITIES
                           NET ASSET      NET        (LOSSES)                 DIVIDENDS
                             VALUE,   INVESTMENT      (BOTH      TOTAL FROM   FROM NET     NET ASSET                NET ASSETS,
                           BEGINNING    INCOME     REALIZED AND  INVESTMENT  INVESTMENT   VALUE, END     TOTAL     END OF PERIOD
                           OF PERIOD    (LOSS)     UNREALIZED)   OPERATIONS    INCOME    OF PERIOD(a)  RETURN(b)  (000S OMITTED)
--------------------------------------------------------------------------------------------------------------------------------
CLASS A
Year ended 03/31/09          $7.77      $(0.01)(d)    $(1.82)      $(1.83)     $(0.03)       $5.91       (23.51)%    $ 97,402
Year ended 03/31/08           6.11       (0.02)         1.73         1.71       (0.05)        7.77        28.00       122,756
Year ended 03/31/07           5.67       (0.00)(d)      0.58         0.58       (0.14)        6.11        10.24        58,702
Year ended 03/31/06           3.55       (0.00)(d)      2.12         2.12          --         5.67        59.72        41,200
Year ended 03/31/05           3.81       (0.03)(d)     (0.20)       (0.23)      (0.03)        3.55        (5.89)       10,609
--------------------------------------------------------------------------------------------------------------------------------
CLASS B
Year ended 03/31/09           7.64       (0.06)(d)     (1.80)       (1.86)      (0.01)        5.77       (24.22)       31,584
Year ended 03/31/08           6.01       (0.07)         1.71         1.64       (0.01)        7.64        27.23        43,462
Year ended 03/31/07           5.60       (0.05)(d)      0.58         0.53       (0.12)        6.01         9.45        25,599
Year ended 03/31/06           3.54       (0.04)(d)      2.10         2.06          --         5.60        58.19        19,103
Year ended 03/31/05           3.82       (0.05)(d)     (0.20)       (0.25)      (0.03)        3.54        (6.48)        8,593
--------------------------------------------------------------------------------------------------------------------------------
CLASS C
Year ended 03/31/09           8.11       (0.06)(d)     (1.92)       (1.98)      (0.01)        6.12       (24.30)       35,563
Year ended 03/31/08           6.39       (0.07)         1.80         1.73       (0.01)        8.11        27.02        40,939
Year ended 03/31/07           5.94       (0.05)(d)      0.62         0.57       (0.12)        6.39         9.59        21,188
Year ended 03/31/06           3.75       (0.04)(d)      2.23         2.19          --         5.94        58.40        14,758
Year ended 03/31/05           4.04       (0.05)(d)     (0.22)       (0.27)      (0.02)        3.75        (6.58)        6,993
--------------------------------------------------------------------------------------------------------------------------------
CLASS Y
Year ended 03/31/09(f)        5.09       (0.00)(d)      0.89         0.89       (0.03)        5.95        17.56         1,365
--------------------------------------------------------------------------------------------------------------------------------
INVESTOR CLASS
Year ended 03/31/09           7.82       (0.01)(d)     (1.84)       (1.85)      (0.03)        5.94       (23.61)      136,151
Year ended 03/31/08           6.15       (0.03)         1.75         1.72       (0.05)        7.82        27.98       181,711
Year ended 03/31/07           5.70       (0.00)(d)      0.59         0.59       (0.14)        6.15        10.36       146,934
Year ended 03/31/06           3.57       (0.00)(d)      2.13         2.13          --         5.70        59.66       149,160
Year ended 03/31/05           3.84       (0.02)(d)     (0.21)       (0.23)      (0.04)        3.57        (6.00)      100,838
________________________________________________________________________________________________________________________________
================================================================================================================================

                               RATIO OF          RATIO OF
                               EXPENSES          EXPENSES
                              TO AVERAGE      TO AVERAGE NET   RATIO OF NET
                              NET ASSETS      ASSETS WITHOUT    INVESTMENT
                           WITH FEE WAIVERS    FEE WAIVERS    INCOME (LOSS)
                            AND/OR EXPENSES  AND/OR EXPENSES    TO AVERAGE    PORTFOLIO
                               ABSORBED          ABSORBED       NET ASSETS   TURNOVER(c)
----------------------------------------------------------------------------------------
CLASS A
Year ended 03/31/09              1.46%(e)          1.47%(e)       (0.18)%(e)      39%
Year ended 03/31/08              1.35              1.36           (0.48)          43
Year ended 03/31/07              1.41              1.41           (0.04)          85
Year ended 03/31/06              1.45              1.45           (0.10)         155
Year ended 03/31/05              1.69              1.71           (0.78)          51
----------------------------------------------------------------------------------------
CLASS B
Year ended 03/31/09              2.21(e)           2.22(e)        (0.93)(e)       39
Year ended 03/31/08              2.10              2.11           (1.23)          43
Year ended 03/31/07              2.16              2.16           (0.79)          85
Year ended 03/31/06              2.19              2.19           (0.84)         155
Year ended 03/31/05              2.34              2.36           (1.43)          51
----------------------------------------------------------------------------------------
CLASS C
Year ended 03/31/09              2.21(e)           2.22(e)        (0.93)(e)       39
Year ended 03/31/08              2.10              2.11           (1.23)          43
Year ended 03/31/07              2.16              2.16           (0.79)          85
Year ended 03/31/06              2.19              2.19           (0.84)         155
Year ended 03/31/05              2.34              2.36           (1.43)          51
----------------------------------------------------------------------------------------
CLASS Y
Year ended 03/31/09(f)           1.44(e)(g)        1.45(e)(g)     (0.16)(e)(g)    39
----------------------------------------------------------------------------------------
INVESTOR CLASS
Year ended 03/31/09              1.46(e)           1.47(e)        (0.18)(e)       39
Year ended 03/31/08              1.35              1.36           (0.48)          43
Year ended 03/31/07              1.41              1.41           (0.04)          85
Year ended 03/31/06              1.44              1.44           (0.09)         155
Year ended 03/31/05              1.59              1.61           (0.68)          51
________________________________________________________________________________________
========================================================================================



(a) For the years ended March 31, 2009, 2008 and 2007, redemption fees were added to shares of beneficial interest which were less than $0.01 per share.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)  Calculated using average shares outstanding.
(e) Ratios are based on average daily net assets (000's omitted) of $93,379, $32,237, $32,084, $722 and $139,723 for Class A, Class B, Class C, Class Y
     and Investor Class shares, respectively.
(f)  Commencement date of October 3, 2008.
(g)  Annualized.


20        AIM GOLD & PRECIOUS METALS FUND

NOTE 12--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On May 23, 2008, the Securities and Exchange Commission ("SEC") publicly posted its final approval of the Distribution Plans ("Distribution Plans") for the distribution of monies placed into two separate Fair Funds created pursuant to a settlement reached on October 8, 2004 between Invesco Funds Group, Inc. ("IFG"), Invesco Aim Advisors, Inc. ("Invesco Aim") and Invesco Aim Distributors, Inc. ("IADI") and the SEC (the "Order"). One of the Fair Funds consists of $325 million, plus interest and any contributions by other settling parties, for distribution to shareholders of certain mutual funds formerly advised by IFG who may have been harmed by market timing and related activity. The second Fair Fund consists of $50 million, plus interest and any contributions by other settling parties, for distribution to shareholders of certain mutual funds advised by Invesco Aim who may have been harmed by market timing and related activity. The Distribution Plans provide for the distribution to all eligible investors to compensate such investors for injury they may have suffered as a result of market timing in the affected funds. The Distribution Plans include a provision for any residual amounts in the Fair Funds to be distributed in the future to the affected funds. Because the distribution of the Fair Funds has not yet commenced, management of Invesco Aim and the Fund are unable to estimate the amount of distribution to be made to the Fund, if any.

  At the request of the trustees of the AIM Funds, Invesco Ltd. ("Invesco"), the parent company of IFG and Invesco Aim, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.

PENDING LITIGATION AND REGULATORY INQUIRIES


  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, Invesco Aim, IADI and/or related entities and individuals alleging that the defendants permitted improper market timing and related activity in the AIM Funds.

  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid.

  All lawsuits based on allegations of market timing, late trading and related issues were transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various Invesco Aim- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of ERISA purportedly brought on behalf of participants in the Invesco 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On January 5, 2008, the parties reached an agreement in principle to settle both the Consolidated Amended Class Action Complaint and Consolidated Amended Fund Derivative Complaint, subject to the MDL Court approval. Individual class members have the right to object. On December 15, 2008, the parties reached an agreement in principle to settle the Amended Class Action Complaint for Violations of ERISA, subject to the MDL Court approval. Individual class members have the right to object. No payments are required under the settlement; however, the parties agreed that certain limited changes to benefit plans and participants' accounts would be made.

  IFG, Invesco Aim, IADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, Invesco Aim and IADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, Invesco Aim, IADI and/or related entities and individuals in the future.

  Management of Invesco Aim and the Fund believe that the outcome of the Pending Litigation and Regulatory Inquiries described above will have no material adverse affect on the Fund or on the ability of Invesco Aim and IADI to provide ongoing services to the Fund.


21        AIM GOLD & PRECIOUS METALS FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Trustees of AIM Sector Funds and Shareholders of AIM Gold & Precious Metals Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Gold & Precious Metals Fund (one of the funds constituting AIM Sector Funds, hereafter referred to as the "Fund") at March 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2009, by correspondence with the custodian and broker, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

May 15, 2009
Houston, Texas



22        AIM GOLD & PRECIOUS METALS FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. With the exception of the actual ending account value and expenses of the Class Y shares, the example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2008, through March 31, 2009. The actual ending account and expenses of the Class Y shares in the below example are based on an investment of $1,000 invested as of close of business October 3, 2008 (commencement date) and held through March 31, 2009.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period (as of close of business October 3, 2008 through March 31, 2009 for the Class Y shares). Because the actual ending account value and expense information in the example is not based upon a six month period for the Class Y shares, the ending account value and expense information may not provide a meaningful comparison to mutual funds that provide such information for a full six month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.


---------------------------------------------------------------------------------------------------
                                                                    HYPOTHETICAL
                                                              (5% ANNUAL RETURN BEFORE
                                           ACTUAL                     EXPENSES)
                                 ------------------------------------------------------
                    BEGINNING        ENDING       EXPENSES       ENDING       EXPENSES   ANNUALIZED
                  ACCOUNT VALUE  ACCOUNT VALUE  PAID DURING  ACCOUNT VALUE  PAID DURING    EXPENSE
      CLASS         (10/01/08)   (03/31/09)(1)   PERIOD(2)     (03/31/09)   PERIOD(2,3)     RATIO
---------------------------------------------------------------------------------------------------
        A           $1,000.00      $1,030.10       $ 8.55      $1,016.50       $ 8.50       1.69%
---------------------------------------------------------------------------------------------------
        B            1,000.00       1,024.70        12.32       1,012.76        12.24       2.44
---------------------------------------------------------------------------------------------------
        C            1,000.00       1,023.30        12.31       1,012.76        12.24       2.44
---------------------------------------------------------------------------------------------------
        Y            1,000.00       1,175.60         7.72       1,017.75         7.24       1.44
---------------------------------------------------------------------------------------------------
    Investor         1,000.00       1,028.20         8.55       1,016.50         8.50       1.69
---------------------------------------------------------------------------------------------------



(1) The actual ending account value is based on the actual total return of the Fund for the period October 1, 2008, through March 31, 2009 (as of close of business October 3, 2008, through March 31, 2009 for the Class Y shares), after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half year. For the Class Y shares actual expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 180 (as of close of business October 3, 2008, through March 31, 2009)/365. Because the Class Y shares have not been in existence for a full six month period, the actual ending account value and expense information shown may not provide a meaningful comparison to fund expense information of classes that show such data for a full six month period and, because the actual ending account value and expense information in the expense example covers a short time period, return and expense data may not be indicative of return and expense data for longer time periods.
(3) Hypothetical expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 182/365 to reflect a one-half year period. The hypothetical ending account value and expenses may be used to compare ongoing costs of investing in Class Y shares of the Fund and other funds because such data is based on a full six month period.


23        AIM GOLD & PRECIOUS METALS FUND

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended March 31, 2009:

     FEDERAL AND STATE INCOME TAX
     ----------------------------
     Qualified Dividend Income*                            100.00%
     Corporate Dividends Received Deduction*                36.48%



     * The above percentages are based on ordinary income dividends paid to shareholders during the Fund's fiscal year.

ADDITIONAL NON-RESIDENT ALIEN SHAREHOLDER INFORMATION

The percentages of qualifying assets not subject to the U.S. estate tax for the fiscal quarters ended June 30, 2008, September 30, 2008, December 31, 2008 and March 31, 2009 were 74.93%, 75.63%, 75.01%, and 77.41%, respectively.


24        AIM GOLD & PRECIOUS METALS FUND

TRUSTEES AND OFFICERS


The address of each trustee and officer of AIM Sector Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 102 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.



NAME, YEAR OF BIRTH AND         TRUSTEE AND/                                                                OTHER
POSITION(S) HELD WITH THE       OR OFFICER    PRINCIPAL OCCUPATION(S)                                       DIRECTORSHIP(S)
TRUST                           SINCE         DURING PAST 5 YEARS                                           HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------

 INTERESTED PERSONS
--------------------------------------------------------------------------------------------------------------------------------

 Martin L.                      2007          Executive Director, Chief Executive Officer and President,    None
 Flanagan(1) -- 1960                          Invesco Ltd. (ultimate parent of Invesco Aim and a global
 Trustee                                      investment management firm); Chairman, Invesco Aim Advisors,
                                              Inc. (registered investment advisor); Trustee, The AIM
                                              Family of Funds--Registered Trademark--; Vice Chairman,
                                              Investment Company Institute; and Member of Executive Board,
                                              SMU Cox School of Business

                                              Formerly: Director, Chairman, Chief Executive Officer and
                                              President, IVZ Inc. (holding company); INVESCO Group
                                              Services, Inc. (service provider); and Invesco North
                                              American Holdings, Inc. (holding company); Director, Chief
                                              Executive Officer and President, Invesco Holding Company
                                              Limited (parent of Invesco Aim and a global investment
                                              management firm); Chairman, Investment Company Institute;
                                              President, Co-Chief Executive Officer, Co-President, Chief
                                              Operating Officer and Chief Financial Officer, Franklin
                                              Resources, Inc. (global investment management organization)
--------------------------------------------------------------------------------------------------------------------------------

 Philip A. Taylor(2) -- 1954    2006          Head of North American Retail and Senior Managing Director,   None
 Trustee, President and                       Invesco Ltd.; Director, Chief Executive Officer and
 Principal                                    President, Invesco Trimark Dealer Inc. (formerly AIM Mutual
 Executive Officer                            Fund Dealer Inc.) (registered broker dealer), Invesco Aim
                                              Advisors, Inc., and 1371 Preferred Inc. (holding company);
                                              Director, Chairman, Chief Executive Officer and President,
                                              Invesco Aim Management Group, Inc. (financial services
                                              holding company) and Invesco Aim Capital Management, Inc.
                                              (registered investment advisor); Director and President,
                                              INVESCO Funds Group, Inc. (registered investment advisor and register transfer agent) and AIM GP Canada Inc. (general
                                              partner for a limited partnership); Director, Invesco Aim
                                              Distributors, Inc. (registered broker dealer); Director and
                                              Chairman, Invesco Aim Investment Services, Inc. (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, INVESCO
                                              Inc. (holding company) and Invesco Canada Holdings Inc.
                                              (holding company); Chief Executive Officer, AIM Trimark
                                              Corporate Class Inc. (corporate mutual fund company) and AIM
                                              Trimark Canada Fund Inc. (corporate mutual fund company);
                                              Director and Chief Executive Officer, Invesco Trimark
                                              Ltd./Invesco Trimark Ltee (formerly AIM Funds Management
                                              Inc. d/b/a INVESCO Enterprise Services) (registered
                                              investment advisor and registered transfer agent) and
                                              Invesco Trimark Dealer Inc. (formerly AIM Mutual Fund Dealer
                                              Inc.) (registered broker dealer); Trustee, President and
                                              Principal Executive Officer of The AIM Family of Funds--
                                              Registered Trademark-- (other than AIM Treasurer's Series
                                              Trust and Short-Term Investments Trust); Trustee and
                                              Executive Vice President, The AIM Family of Funds--
                                              Registered Trademark-- (AIM Treasurer's Series Trust and
                                              Short-Term Investments Trust only); and Manager, Invesco
                                              PowerShares Capital Management LLC

                                              Formerly: President, Invesco Trimark Dealer Inc.; Director
                                              and President, AIM Trimark Corporate Class Inc. and AIM
                                              Trimark Canada Fund Inc.; Director and President, Invesco
                                              Trimark Ltd./Invesco Trimark Ltee (formerly AIM Funds
                                              Management Inc. d/b/a INVESCO Enterprise Services); Senior
                                              Managing Director, Invesco Holding Company Limited; Trustee
                                              and Executive Vice President, Tax-Free Investments Trust;
                                              Director and Chairman, Fund Management Company (registered broker dealer); President and Principal Executive Officer,
                                              The AIM Family of Funds--Registered Trademark-- (AIM
                                              Treasurer's Series Trust, Short-Term Investments Trust and
                                              Tax-Free Investments Trust only); President, AIM Trimark
                                              Global Fund Inc. and AIM Trimark Canada Fund Inc.; and
                                              Director, Trimark Trust (federally regulated Canadian Trust
                                              Company)

--------------------------------------------------------------------------------------------------------------------------------

 INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------------------------------------------------

 Bruce L. Crockett -- 1944      2003          Chairman, Crockett Technology Associates (technology          ACE Limited
 Trustee and Chair                            consulting company)                                           (insurance company);
                                                                                                            Captaris, Inc.
                                                                                                            (unified messaging
                                                                                                            provider); and
                                                                                                            Investment Company
                                                                                                            Institute
--------------------------------------------------------------------------------------------------------------------------------

 Bob R. Baker -- 1936           1983          Retired                                                       None
 Trustee
--------------------------------------------------------------------------------------------------------------------------------

 Frank S. Bayley -- 1939        2003          Retired
 Trustee
                                              Formerly: Partner, law firm of Baker & McKenzie; and          None
                                              Director, Badgley Funds, Inc. (registered investment
                                              company) (2 portfolios)

--------------------------------------------------------------------------------------------------------------------------------


 James T. Bunch -- 1942         2000          Founder, Green, Manning & Bunch Ltd., (investment banking     Director, Van Gilder
 Trustee                                      firm)                                                         Insurance Company,
                                                                                                            Board of Governors,
                                                                                                            Western Golf
                                                                                                            Association/Evans
                                                                                                            Scholars Foundation
                                                                                                            and Executive
                                                                                                            Committee, United
                                                                                                            States Golf
                                                                                                            Association

--------------------------------------------------------------------------------------------------------------------------------


 Albert R. Dowden -- 1941       2003          Director of a number of public and private business           None
 Trustee                                      corporations, including the Boss Group Ltd. (private
                                              investment and management); Continental Energy Services, LLC
                                              (oil and gas pipeline service); Reich & Tang Funds
                                              (registered investment company); Annuity and Life Re
                                              (Holdings), Ltd. (reinsurance company), and Homeowners of
                                              America Holding Corporation/Homeowners of America Insurance
                                              Company (property casualty company)

                                              Formerly: Director, CompuDyne Corporation (provider of
                                              product and services to the public security market);
                                              Director, President and Chief Executive Officer, Volvo Group
                                              North America, Inc.; Senior Vice President, AB Volvo;
                                              Director of various public and private corporations

--------------------------------------------------------------------------------------------------------------------------------


 Jack M. Fields -- 1952         2003          Chief Executive Officer, Twenty First Century Group, Inc.     Administaff
 Trustee                                      (government affairs company); and Owner and Chief Executive
                                              Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment)

                                              Formerly: Chief Executive Officer, Texana Timber LP
                                              (sustainable forestry company); and Discovery Global
                                              Education Fund (non-profit)

--------------------------------------------------------------------------------------------------------------------------------


 Carl Frischling -- 1937        2003          Partner, law firm of Kramer Levin Naftalis and Frankel LLP    Director, Reich &
 Trustee                                                                                                    Tang Funds (16
                                                                                                            portfolios)

--------------------------------------------------------------------------------------------------------------------------------


 Prema Mathai-Davis -- 1950     2003          Retired                                                       None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Lewis F. Pennock -- 1942       2003          Partner, law firm of Pennock & Cooper                         None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Larry Soll -- 1942             1997          Retired                                                       None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Raymond Stickel, Jr. -- 1944   2005          Retired
 Trustee
                                              Formerly: Partner, Director, Mainstay VP Series Funds, Inc.   None
                                              (25 portfolios)

--------------------------------------------------------------------------------------------------------------------------------



(1) Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the advisor to the Trust.
(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.


25        AIM GOLD & PRECIOUS METALS FUND

NAME, YEAR OF BIRTH AND         TRUSTEE AND/                                                                     OTHER
POSITION(S) HELD WITH THE       OR OFFICER    PRINCIPAL OCCUPATION(S)                                            DIRECTORSHIP(S)
TRUST                           SINCE         DURING PAST 5 YEARS                                                HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------

 OTHER OFFICERS
--------------------------------------------------------------------------------------------------------------------------------

 Russell C. Burk -- 1958        2005          Senior Vice President and Senior Officer of The AIM Family of      N/A
 Senior Vice President and                    Funds--Registered Trademark--
 Senior Officer
                                              Formerly: Director of Compliance and Assistant General Counsel,
                                              ICON Advisers, Inc.; Financial Consultant, Merrill Lynch; General
                                              Counsel and Director of Compliance, ALPS Mutual Funds, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 John M. Zerr -- 1962           2006          Director, Senior Vice President, Secretary and General Counsel,    N/A
 Senior Vice President, Chief                 Invesco Aim Management Group, Inc., Invesco Aim Advisors, Inc.
 Legal Officer and Secretary                  and Invesco Aim Capital Management, Inc.; Director, Senior Vice
                                              President and Secretary, Invesco Aim Distributors, Inc.;
                                              Director, Vice President and Secretary, Invesco Aim Investment
                                              Services, Inc. and INVESCO Distributors, Inc.; Director and Vice
                                              President, INVESCO Funds Group Inc.; Senior Vice President, Chief
                                              Legal Officer and Secretary, The AIM Family of Funds--Registered
                                              Trademark--; and Manager, Invesco PowerShares Capital Management
                                              LLC

                                              Formerly: Director, Vice President and Secretary, Fund Management
                                              Company; Vice President, Invesco Aim Capital Management, Inc.;
                                              Chief Operating Officer, Senior Vice President, General Counsel
                                              and Secretary, Liberty Ridge Capital, Inc. (an investment
                                              adviser); Vice President and Secretary, PBHG Funds (an investment company); Vice President and Secretary, PBHG Insurance Series
                                              Fund (an investment company); Chief Operating Officer, General
                                              Counsel and Secretary, Old Mutual Investment Partners (a broker-
                                              dealer); General Counsel and Secretary, Old Mutual Fund Services
                                              (an administrator); General Counsel and Secretary, Old Mutual
                                              Shareholder Services (a shareholder servicing center); Executive
                                              Vice President, General Counsel and Secretary, Old Mutual
                                              Capital, Inc. (an investment adviser); and Vice President and
                                              Secretary, Old Mutual Advisors Funds (an investment company)

--------------------------------------------------------------------------------------------------------------------------------

 Lisa O. Brinkley -- 1959       2004          Global Compliance Director, Invesco Ltd.; and Vice President, The  N/A
 Vice President                               AIM Family of Funds--Registered Trademark--

                                              Formerly: Senior Vice President, Invesco Aim Management Group,
                                              Inc.; Senior Vice President and Chief Compliance Officer, Invesco
                                              Aim Advisors, Inc. and The AIM Family of Funds--Registered
                                              Trademark--; Vice President and Chief Compliance Officer, Invesco
                                              Aim Capital Management, Inc. and Invesco Aim Distributors, Inc.;
                                              Vice President, Invesco Aim Investment Services, Inc. and Fund
                                              Management Company

--------------------------------------------------------------------------------------------------------------------------------

 Kevin M. Carome -- 1956        2003          General Counsel, Secretary and Senior Managing Director, Invesco   N/A
 Vice President                               Ltd.; Director and Secretary, Invesco Holding Company Limited,
                                              and INVESCO Funds Group, Inc.; Director and Executive Vice
                                              President, IVZ Inc., Invesco Group Services, Inc., Invesco North
                                              American Holdings, Inc. and Invesco Investments (Bermuda) Ltd.;
                                              and Vice President, The AIM Family of Funds--Registered
                                              Trademark--

                                              Formerly: Secretary, IVZ, Inc., Invesco Group Services, Inc., and
                                              Invesco North American Holdings, Inc.; Senior Managing Director
                                              and Secretary, Invesco Holding Company Limited; Director, Senior
                                              Vice President, Secretary and General Counsel, Invesco Aim
                                              Management Group, Inc. and Invesco Aim Advisors, Inc.; Senior
                                              Vice President, Invesco Aim Distributors, Inc.; Director, General
                                              Counsel and Vice President, Fund Management Company; Vice
                                              President, Invesco Aim Capital Management, Inc., Invesco Aim
                                              Investment Services, Inc., Invesco Group Services, Inc. and IVZ
                                              Inc.; Senior Vice President, Chief Legal Officer and Secretary,
                                              The AIM Family of Funds--Registered Trademark--; Director and
                                              Vice President, INVESCO Distributors, Inc. and Chief Executive
                                              Officer and President, INVESCO Funds Group, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Sheri Morris -- 1964           1999          Vice President, Treasurer and Principal Financial Officer, The     N/A
 Vice President, Treasurer                    AIM Family of Funds--Registered Trademark--; and Vice President,
 and Principal Financial                      Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc.
 Officer                                      and Invesco Aim Private Asset Management Inc.

                                              Formerly: Assistant Vice President and Assistant Treasurer, The
                                              AIM Family of Funds--Registered Trademark-- and Assistant Vice
                                              President, Invesco Aim Advisors, Inc., Invesco Aim Capital
                                              Management, Inc. and Invesco Aim Private Asset Management, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Karen Dunn Kelley -- 1960      2003          Head of Invesco's World Wide Fixed Income and Cash Management      N/A
 Vice President                               Group; Director of Cash Management and Senior Vice President,
                                              Invesco Aim Advisors, Inc. and Invesco Aim Capital Management,
                                              Inc; Executive Vice President, Invesco Aim Distributors, Inc.;
                                              Senior Vice President, Invesco Aim Management Group, Inc.; Vice
                                              President, The AIM Family of Funds--Registered Trademark-- (other than AIM Treasurer's Series Trust and Short-Term Investments
                                              Trust); and President and Principal Executive Officer, The AIM
                                              Family of Funds--Registered Trademark-- (AIM Treasurer's Series
                                              Trust and Short-Term Investments Trust only)

                                              Formerly President and Principal Executive Officer, Tax-Free
                                              Investments Trust; Director and President, Fund Management
                                              Company; Chief Cash Management Officer and Managing Director,
                                              Invesco Aim Capital Management, Inc.; and Vice President, Invesco
                                              Aim Advisors, Inc. and The AIM Family of Funds--Registered
                                              Trademark-- (AIM Treasurer's Series Trust, Short-Term Investments
                                              Trust and Tax-Free Investments Trust only)

--------------------------------------------------------------------------------------------------------------------------------

 Lance A. Rejsek -- 1967        2005          Anti-Money Laundering Compliance Officer, Invesco Aim Advisors,    N/A
 Anti-Money Laundering                        Inc., Invesco Aim Capital Management, Inc., Invesco Aim
 Compliance Officer                           Distributors, Inc., Invesco Aim Investment Services, Inc.,
                                              Invesco Aim Private Asset Management, Inc. and The AIM Family of
                                              Funds--Registered Trademark--

                                              Formerly: Anti-Money Laundering Compliance Officer, Fund
                                              Management Company; and Manager of the Fraud Prevention
                                              Department, Invesco Aim Investment Services, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Todd L. Spillane -- 1958       2006          Senior Vice President, Invesco Aim Management Group, Inc.; Senior  N/A
 Chief Compliance Officer                     Vice President and Chief Compliance Officer, Invesco Aim
                                              Advisors, Inc. and Invesco Aim Capital Management, Inc.; Chief
                                              Compliance Officer, The AIM Family of Funds--Registered
                                              Trademark--, Invesco Global Asset Management (N.A.), Inc.
                                              (registered investment advisor), Invesco Institutional (N.A.),
                                              Inc., (registered investment advisor), INVESCO Private Capital
                                              Investments, Inc. (holding company), Invesco Private Capital,
                                              Inc. (registered investment advisor) and Invesco Senior Secured
                                              Management, Inc. (registered investment advisor); and Vice
                                              President, Invesco Aim Distributors, Inc. and Invesco Aim
                                              Investment Services, Inc.

                                              Formerly: Vice President, Invesco Aim Capital Management, Inc.
                                              and Fund Management Company; and Global Head of Product
                                              Development, AIG-Global Investment Group, Inc.

--------------------------------------------------------------------------------------------------------------------------------



The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

Please refer to the Fund's prospectus for information on the Fund's sub-advisors.



OFFICE OF THE FUND        INVESTMENT ADVISOR           DISTRIBUTOR                            AUDITORS
11 Greenway Plaza         Invesco Aim Advisors, Inc.   Invesco Aim Distributors, Inc.         PricewaterhouseCoopers LLP
Suite 100                 11 Greenway Plaza            11 Greenway Plaza                      1201 Louisiana Street
Houston, TX 77046-1173    Suite 100                    Suite 100                              Suite 2900
                          Houston, TX 77046-1173       Houston, TX 77046-1173                 Houston, TX 77002-5678


COUNSEL TO THE FUND       COUNSEL TO THE               TRANSFER AGENT                         CUSTODIAN
Stradley Ronon Stevens    INDEPENDENT TRUSTEES         Invesco Aim Investment Services, Inc.  State Street Bank and Trust
& Young, LLP              Kramer, Levin, Naftalis &    P.O. Box 4739                          Company
2600 One Commerce Square  Frankel LLP                  Houston, TX 77210-4739                 225 Franklin Street
Philadelphia, PA 19103    1177 Avenue of the Americas                                         Boston, MA 02110-2801
                          New York, NY 10036-2714




26        AIM GOLD & PRECIOUS METALS FUND

[GO PAPERLESS
   GRAPHIC]

====================================================================================================================================
GO PAPERLESS WITH EDELIVERY

Visit invescoaim.com/edelivery to receive quarterly statements, tax forms, fund reports and prospectuses with a service that's all about eeees:

o  ENVIRONMENTALLY FRIENDLY. Go green by reducing the number of      o  EFFICIENT. Stop waiting for regular mail. Your documents
   trees used to produce paper.                                         will be sent via email as soon as they're available.

o  ECONOMICAL. Help reduce your fund's printing and delivery         o  EASY. Download, save and print files using your home
   expenses and put more capital back in your fund's returns.           computer with a few clicks of your mouse.

This service is provided by Invesco Aim Investment Services, Inc.
====================================================================================================================================

FUND HOLDINGS AND PROXY VOTING INFORMATION

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invescoaim.com. From our home page, click on Products & Performance, then Mutual Funds, then Fund Overview. Select your
Fund from the drop-down menu and click on Complete Quarterly Holdings. Shareholders can also look up the Fund's Forms N-Q on the SEC website at sec.gov. Copies of the Fund's Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C.
You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 942 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-03826 and 002-85905.

   A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco Aim website, invescoaim. com. On the home page, scroll down and click on Proxy Policy. The information is also available on the SEC website,
sec.gov.

   Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2008, is available at our website. Go to invescoaim.com, access the About Us tab, click on Required Notices and then click on Proxy Voting
Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC website, sec.gov.

If used after July 20, 2009, this report must be accompanied by a Fund fact sheet or Invesco Aim Quarterly Performance Review for the most recent quarter-end. Invesco Aim--SERVICE MARK-- is a service mark of Invesco Aim Management Group, Inc. Invesco Aim
Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Aim Private Asset
Management, Inc. and Invesco PowerShares Capital Management LLC are the investment
advisors for the products and services represented by Invesco Aim; they each provide                  [INVESCO AIM LOGO]
investment advisory services to individual and institutional clients and do not sell                  -- SERVICE MARK --
securities. Please refer to each fund's prospectus for information on the fund's subadvisors. Invesco Aim Distributors, Inc. is the U.S. distributor for the retail mutual funds, exchange-traded funds and institutional money market funds and the subdistributor for the STIC Global Funds represented by Invesco Aim. All entities are indirect, wholly owned subsidiaries of Invesco Ltd.

   It is anticipated that on or about the end of the fourth quarter of 2009, Invesco
Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Private Asset
Management, Inc. and Invesco Global Asset Management (N.A.), Inc. will be merged into
Invesco Institutional (N.A.), Inc., and the consolidated adviser firm will be renamed
Invesco Advisers, Inc. Additional information will be posted at invescoaim.com on or about the end of the fourth quarter of 2009.

                               invescoaim.com   I-GPM-AR-1   Invesco Aim Distributors, Inc.

[INVESCO AIM LOGO]                AIM LEISURE FUND
-- SERVICE MARK --                Annual Report to Shareholders o March 31, 2009

               [MOUNTAIN GRAPHIC]

2    Letters to Shareholders
4    Performance Summary
4    Management Discussion
6    Long-Term Fund Performance
8    Supplemental Information
9    Schedule of Investments
11   Financial Statements
14   Notes to Financial Statements
20   Financial Highlights
22   Auditor's Report
23   Fund Expenses
24   Tax Information
25   Trustees and Officers

                    Dear Shareholders:

                    The past year was difficult to say the least for virtually all investors. Market indexes in the U.S. and around the globe nosedived in 2008, and the vast majority of us have seen sharp declines in the value of our
       [TAYLOR      investments. As I write this letter, "market experts" remain divided on the outlook for the market. While some
        PHOTO]      argue the worst of the decline is over, others say we have farther to fall. There is widespread agreement, however, that markets are likely to remain volatile for some time to come.

    Philip Taylor      We've all read about subprime lending, government bailouts and investment scandals -- but we know that as individuals, we have little control over such matters. Rather, I'd like to discuss with you actions you may have already taken, or can take now, that may benefit you going forward.

BOOMS AND BUSTS

Recent history should have reminded all of us that investor sentiment can be fickle. The technology-driven bull market of the late
1990s gave way to a sharp decline from 2000 to 2002 when the "tech bubble" burst. More recently, the 2003 to 2007 bull market, driven largely by financial stocks and a housing boom, among other factors, gave way to the current market decline when the "housing bubble" burst.

   These market downturns hurt nearly all investors. But they were particularly painful for investors who, seeking high, short-term returns, abandoned their long-term, diversified investment plans and decided to chase performance -- i.e., allocate a large portion of their assets into the "hot" investments du jour. Many of those investors discovered they had unwittingly bought at the top of the market, and they saw the value of their assets decline significantly as market leadership changed. History has shown that seeking the highest short-term returns possible has often led to long-term disappointment.

   This is why we believe investors should work with their financial advisors to devise a goal-based financial strategy -- a long-term plan with a reasonable prospect of achieving predetermined financial goals in line with individual risk tolerance. Such a strategy cannot guarantee a profit or protect against loss in a declining market, but it may help investors avoid emotion-driven, short-term investment mistakes.

WHAT TO DO NOW

None of us can control the markets, but we can control our own reaction to the unsettling volatility we're currently experiencing.
Here are some steps that may help position you for whatever the market brings next:

     o    REVISIT YOUR GOALS. Work with your financial advisor to create specific, concrete investment goals consistent with your risk tolerance. Scared by market volatility, many investors fled to cash in recent months. While that may be entirely appropriate for investors approaching retirement, other investors may need the growth potential of equities to achieve their long-term goals. Your financial advisor can suggest investments that match your goals and risk tolerance.

     o    RESIST LOOKING OVER THE FENCE. Every investor's needs, goals and risk tolerance are different. Your neighbor's, co-worker's or relative's investments have no relevance to yours because their circumstances, goals and risk tolerances are as individual as yours.

     o    LET LOGIC BE YOUR GUIDE. Market volatility is a fact of life for investors. Market declines can be painful, but historically they haven't proved permanent. Your financial advisor can help you approach your investment plan logically, not emotionally.

WHAT WE'RE DOING

Invesco Aim has worked on behalf of investors in both bull markets and bear markets. That is why we're committed to good stewardship, good communication and sound investment management.

   To be good stewards, we've established best practice risk-management and investment oversight processes, further enhancing our compliance oversight and our transparency to our shareholders and our independent fund board.

   To be good communicators, we've revamped our website to put Investment Perspectives front and center on the home page of
invescoaim.com and on your account balance page. Our chief investment officers, portfolio managers and I are eager to communicate with you directly about your investments, market conditions and other topics that may be helpful to you.

   To be good investment managers, we've focused on doing one thing well: managing your money. At Invesco Aim, managing your money is all we do. We believe mutual funds should have well-defined, clearly articulated and repeatable investment strategies. Our funds have stayed true to their investment strategies even during this current period of market volatility.

CONTACT US

If you have questions about this report or your account, please contact one of our client service representatives at 800 959 4246.

   I also invite you to visit invescoaim.com, where you can check on your individual account, obtain long-term performance information for your fund and read market commentaries from our investment professionals.

   As always, I welcome your comments and questions. Please contact me at phil@invescoaim.com and let me know what's on your mind.
Thank you for investing with us. All of us at Invesco Aim look forward to serving you.

Sincerely,


/s/ Philip Taylor

Philip Taylor
Senior Managing Director, Invesco Ltd.
CEO, Invesco Aim


2   AIM LEISURE FUND

                    Dear Fellow Shareholders:

                    Since my last letter, continuing troubles in the global economy and financial markets have negatively affected all investors. The new government promises to move quickly with a stimulus package, yet considerable anxiety
      [CROCKETT     remains about how, when and what kind of a recovery will occur. However, mutual funds generally are more
        PHOTO]      diversified than other investments; as shareholders we invest not in a single security but in a portfolio of multiple securities. The benefits of diversification have been reiterated by the stories of investors who "lost everything" because they had too many of their assets in one place, whether that place was a single money
   Bruce Crockett   manager or their employer's stock. Mutual fund investors also have the opportunity to diversify further among different types of funds that each deploy a different strategy and focus on different kinds of securities. These include conservatively managed money market funds, which, relative to other securities, continue to offer a more safe, liquid, and convenient way to invest short-term assets.

   In addition to diversification, investing discipline is essential during challenging times such as these. Strategies such as dollar cost averaging, where individuals invest a consistent amount at regular intervals, can help investors acquire more fund shares when prices are low. Periodic rebalancing of asset allocation plans achieves the same effect. "Buy low, sell high" has long been the mantra of investment success, but the advice is not always easy to follow because it requires the discipline to resist prevailing trends. Of course, investment strategies, such as dollar cost averaging and portfolio rebalancing do not guarantee a profit or eliminate the risk of loss. Investors should consider their ability to continue investing regardless of fluctuating security prices.

   A long-term view is also important, particularly for assets that are not needed right away. In the past, it has often proven better to keep long-term assets invested through a downturn than to miss the beginning of the upward trend. To develop a diversified and disciplined investing plan that is right for your individual goals, I encourage you to consult an experienced and trustworthy investment professional who has the knowledge and the tools to help you establish and implement the plan, monitor its results and adapt it to changing goals and circumstances.

   Even when working with a personal financial advisor, investors should supplement the relationship with their own knowledge and awareness of the investments they hold. Visit the Invesco Aim website at invescoaim.com regularly to find out what is happening in your AIM funds and to read timely market commentary from Invesco Aim management, strategists and portfolio managers. The site's
"Education and Planning" section can also help you clarify basic investment concepts, learn how to choose a financial advisor, evaluate different investment choices and make more informed investment decisions. Invesco Aim's redesigned public home page recently received a Gold Award for its user-friendly navigation and graphics from The Mutual Funds Monitor Awards, sponsored by
Corporate Insight.

   As always, your Board of Trustees and Invesco Aim are committed to putting your interests first by controlling costs, monitoring investment performance and streamlining the investment management process during these difficult times. Your Board has already begun the annual review and management contract renewal process with the continuing goal of making AIM funds one of the best and most cost-effective ways for you to invest your hard-earned money.

   While the investing climate may remain uncertain for a while, economies and markets are dynamic, and no stage is ever permanent.
Please feel free to contact me in writing with your questions or concerns. You can send an email to me at bruce@brucecrockett.com.

Best regards,


/s/ Bruce L. Crockett

Bruce L. Crockett
Independent Chair
AIM Funds Board of Trustees


3   AIM LEISURE FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

=======================================================================================   o    Attractive revenue growth profile
PERFORMANCE SUMMARY
                                                                                          o    Strong free cash flow generation
On January 23, 2009, Juan Hartsfield and Jonathan Mueller became the lead manager and
manager, respectively, of AIM Leisure Fund, replacing lead portfolio manager Mark         o    Returns on invested capital in excess
Greenberg.                                                                                     of weighted-average cost of capital

   Consumer discretionary equities were negatively affected by credit contraction and     o    Operating in low capital intensity
reduced consumer spending during the reporting period. As a result, AIM Leisure Fund           businesses
underperformed the broad market, as measured by the S&P 500 Index, for the fiscal year
ended March 31, 2009. The Fund's performance was most significantly affected by           o    Lead by management teams that are
holdings in the movies and entertainment industry and the hotels, resorts and cruise           good stewards of capital
lines industry.
                                                                                             Rigorous fundamental analysis is used
   Your Fund's long-term performance can be found later in this report.                   to build detailed financial models to
                                                                                          review historical performance and forecast
FUND VS. INDEXES                                                                          growth over the next two to three years.
                                                                                          Using internally generated estimates, we
Total returns, 3/31/08 to 3/31/09, at net asset value (NAV). Performance shown does not   establish valuation targets and seek to
include applicable contingent deferred sales charges (CDSC) or front-end sales charges,   invest in companies with at least 25%
which would have reduced performance.                                                     upside potential over our typical holding
                                                                                          period (18 to 24 months).
Class A Shares                                                                  -42.67%
Class B Shares                                                                  -43.08       Macroeconomic and industry trends are
Class C Shares                                                                  -43.09    taken into consideration when constructing
Class R Shares                                                                  -42.79    the portfolio of approximately 50 stocks.
Class Y Shares*                                                                 -42.57    This, along with sub-sector
Investor Class Shares                                                           -42.65    diversification, helps to manage portfolio
S&P 500 Index(triangle) (Broad Market/Style-Specific Index)                     -38.06    risk.
Lipper Consumer Services Funds Category Average(triangle) (Peer Group)          -35.86
                                                                                             We consider selling or trimming a
(triangle)Lipper Inc.                                                                     stock when:

* Share class incepted during the fiscal year. See page 7 for a detailed explanation of   o    Price target is reached.
Fund performance.
=======================================================================================   o    There is a change in the company's
                                                                                               fundamental business prospects.
HOW WE INVEST                                   For the first 10 months of the
                                             reporting period and under the former        o    A more attractive opportunity is
We focus on companies that profit from       investment manager, the investment process        identified.
consumer spending on leisure activities --   focused on the following factors:
products or services purchased with                                                       MARKET CONDITIONS AND YOUR FUND
consumers' discretionary dollars. The Fund   o    Attractive valuation relative to
emphasizes companies in industries such as        estimated fair value                    Stock markets around the world were
cable television, satellite programming,                                                  extremely volatile over the past year. The
publishers, cruise lines, advertising,       o    Potential to capitalize on all          chief catalyst was the ongoing credit
hotels, casinos, electronic game and toy          identified themes                       crisis that began in late 2007 with
manufacturers, restaurants, retailers and                                                 unfortunate consequences that included
entertainment companies. We use a top-down   o    Improving industry or company           tightened credit, increased unemployment
portfolio construction approach to manage         dynamics                                and sharply reduced consumer spending.
risk along with a research oriented                                                       Governments around the world responded in
bottom-up investment approach focusing on    o    Identifiable competitive advantage      kind with dual expansionary monetary and
company fundamentals and growth prospects                                                 fiscal policies. Most major central banks
to add alpha (excess returns).               o    A management team that fosters          set interest rates below 1% and government
                                                  innovation                              spending initiatives are well under
                                                                                          way.(1)
                                                The investment process under the new
                                             management team seeks to identify               In the U.S., Congress passed several
                                             attractively valued leisure-related          pieces of legislation designed to
                                             companies exhibiting the following           stimulate economic growth and resuscitate
                                             characteristics:                             ailing banks. The measures, while
                                                                                          controversial, were deemed necessary to
==========================================   ==========================================   mitigate the crisis which has had
PORTFOLIO COMPOSITION                        TOP 10 EQUITY HOLDINGS*                      significant effects on the economy. In the
By sector                                                                                 fourth quarter of 2008, real gross
                                                                                          domestic product declined at an annualized
Consumer Discretionary               72.2%                                                rate of 6.3%, driven by a significant
Consumer Staples                     18.0     1. Comcast Corp.                     4.8%   decrease in durable goods consumption and
Information Technology                4.0     2. Walt Disney Co. (The)             4.1    investments.(2) Inflation, as measured by
Financials                            2.1     3. Omnicom Group Inc.                4.0    the seasonally-adjusted Consumer Price
Money Market Funds                            4. PepsiCo, Inc.                     3.4    Index, virtually ground to a halt
Plus Other Assets Less Liabilities    3.7     5. Best Buy Co., Inc.                3.4    following sharp declines in energy prices
==========================================    6. McDonald's Corp.                  3.2    towards the second half of 2008.(3)
==========================================    7. Cablevision Systems Corp.         2.9    However, unemployment trended higher
Total Net Assets            $285.5 million    8. Google Inc.                       2.8    during the fiscal year and
                                              9. PetSmart, Inc.                    2.8
Total Number of Holdings*               53   10. Diageo PLC                        2.7
==========================================   ==========================================

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security

* Excluding money market fund holdings.


4   AIM LEISURE FUND

ultimately reached a seasonally-adjusted        Price-point general merchandise                         JUAN HARTSFIELD
rate of 8.5% by the end of March.(3)         stores also did well in this climate; thus                 Chartered Financial Analyst,
                                             FAMILY DOLLAR STORES was also among our                    portfolio manager, is lead
   Against this backdrop, all stock          top contributors this fiscal year. We        [HARTSFIELD   manager of AIM Leisure Fund.
market sectors delivered double-digit        added Family Dollar when we took over           PHOTO]     Mr. Hartsfield began his
losses for the fiscal year ended March 31,   management of the Fund. We believed                        investment career in 2000 as
2009.(4) The traditionally more defensive    consumers would be driven to the stores                    an equity analyst and then
sectors of health care, consumer staples,    which generally offer a large mix of         later became a portfolio manager. He
telecommunication services and utilities     consumable products at an attractive price   joined Invesco Aim in 2004. Mr. Hartsfield
were among the better performing sectors     to value. Additionally, we believed Family   earned a B.S. in petroleum engineering
of the S&P 500 Index.(4) Conversely,         Dollar has the ability to improve margins    from The University of Texas at Austin and
financial services, industrials and          by implementing several internal             an M.B.A. from the University of Michigan.
materials were the worst performing          initiatives such as installing systems to
sectors.(4)                                  accept credit cards, optimizing pricing                    JONATHAN MUELLER
                                             and reducing inventory shrinkage.                          Chartered Financial Analyst,
   As for the Fund itself, most                                                             [MUELLER    portfolio manager, is
sub-sectors detracted from absolute             At the close of the fiscal year, we           PHOTO]    manager of AIM Leisure Fund.
performance during the fiscal year. The      began to see signs of stabilization in                     Mr. Mueller served as a
Fund was most negatively affected by         advertising rates, retail sales and                        senior equity analyst before
holdings within:                             automobile sales in the U.S. We believed     being promoted to portfolio manager in
                                             three major themes would affect consumer     2009. He joined Invesco Aim in 2001. Mr.
o    Movies and entertainment                discretionary stocks in the near term.       Mueller earned a B.B.A. in accounting from
                                             Consumers are likely to purchase small       Texas Christian University and an M.B.A.
o    Hotels, resorts and cruise lines        ticket items over larger ticket items;       in finance from The University of Texas at
                                             consumers will seek to purchase products     Austin. He is a Certified Public
o    Cable and satellite                     which offer the most attractive price to     Accountant.
                                             value relationship as opposed to simply
     Conversely, holdings in computer and    looking for the lowest price; and lastly,    Assisted by the Leisure Team
electronics retail, department stores and    luxury purchases will lag general
restaurants contributed positively to        discretionary purchases due to the
fiscal year Fund performance.                negative wealth effect from stock market
                                             and home value losses.
   Consumer spending continued to weaken
as the global economic outlook                  As always, we thank you for your
deteriorated during the fiscal year. As a    continued investment in AIM Leisure Fund.
result, the Fund's media stocks were among
the top detractors from performance.         1    FXstreet.com
OMNICOM, a diversified advertising,          2    Bureau of Economic Analysis
marketing and communications company,        3    Bureau of Labor Statistics
suffered as forecasters called for sharp     4    Lipper Inc.
declines in advertising and marketing
spending. NEWS CORP., a diversified media    The views and opinions expressed in
company with resources in filmed             management's discussion of Fund
entertainment, the Internet, television      performance are those of Invesco Aim
and newspapers, also detracted               Advisors, Inc. These views and opinions
significantly from Fund performance. Both    are subject to change at any time based on
Omnicom and News Corp. are long-time Fund    factors such as market and economic
holdings. Although we significantly          conditions. These views and opinions may
trimmed exposure to the two companies, the   not be relied upon as investment advice or
Fund continued to hold these stocks at the   recommendations, or as an offer for a
fiscal year-end.                             particular security. The information is
                                             not a complete analysis of every aspect of
   ANHEUSER-BUSCH, the top contributor       any market, country, industry, security or
to Fund performance, received an             the Fund. Statements of fact are from
unsolicited offer from Belgian brewer        sources considered reliable, but Invesco
INBEV and Brazilian brewer AMBEV (which      Aim Advisors, Inc. makes no representation
were also Fund holdings) during the fiscal   or warranty as to their completeness or
year. We believed the merger, which closed   accuracy. Although historical performance
in November 2008, would accelerate cost      is no guarantee of future results, these
savings at InBev and AmBev and leverage      insights may help you understand our
the Anheuser-Busch portfolio through their   investment management philosophy.
international distribution network.
                                             See important Fund and index disclosures
   Restaurants, in general, performed        later in this report.
well relative to the broad market for the
fiscal year. In fact, DARDEN RESTAURANTS,
one of the largest casual dining companies
with chains such as Olive Garden, Red
Lobster and LongHorn Steakhouse, was
another top contributor to Fund
performance. Darden generated
better-than-expected earnings driven by a
stabilization of sales coupled with more
favorable costs and labor productivity.


5   AIM LEISURE FUND

YOUR FUND'S LONG-TERM PERFORMANCE

Past performance cannot guarantee            Class C shares. The performance of the       a shareholder would pay on Fund
comparable future results.                   Fund's other share classes will differ       distributions or sale of Fund shares.
                                             primarily due to different sales charge
   The performance data shown in the         structures and class expenses and may be        Both charts above are logarithmic
first chart above is that of the Fund's      greater than or less than the performance    charts, which present the fluctuations in
Investor class shares. The performance of    of the Fund's Class C shares. The data       the value of the Fund's share class and
the Fund's other share classes will differ   shown in the second chart above includes     its indexes. We believe that a logarithmic
primarily due to different sales charge      reinvested distributions, Fund expenses      chart is more effective than other types
structures and class expenses and may be     and management fees. Index results include   of charts in illustrating changes in value
greater than or less than the performance    reinvested dividends, but they do not        during the early years shown in the chart.
of the Fund's Investor Class shares. The     reflect sales charges.                       The vertical axis, the one that indicates
data shown in this chart includes                                                         the dollar value of an investment, is
reinvested distributions, Fund expenses         Performance of the peer group             constructed with each segment representing
and management fees. Index results include   reflects fund expenses and management        a percent change in the value of the
reinvested dividends.                        fees; performance of a market index does     investment. In both charts, each segment
                                             not. Performance shown in the charts and     represents a doubling, or 100% change, in
   The performance data shown in the         table does not reflect deduction of taxes    the value of the investment.
second chart above is that of the Fund's


6   AIM LEISURE FUND

                                              AIM LEISURE FUND - INVESTOR CLASS SHARES

====================================================================================================================================
                                                          [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT -- OLDEST SHARE CLASS WITHOUT SALES CHARGES SINCE INCEPTION

Fund data from 1/19/84, index data from 1/31/84

                AIM                                 Lipper
           Leisure Fund-                      Consumer Services
          Investor Class                        Funds Category
  Date        Shares       S&P 500 Index(1)      Average(1,2)

1/19/84       $ 10000
   2/84          9975          $  9648             $  9975
   3/84          9850             9815                9850
   4/84          9901             9908                9901
   5/84          9601             9360                9513
   6/84         10126             9563               10033
   7/84          9913             9444                9891
   8/84         10700            10488               10911
   9/84         10500            10490               10744
  10/84         10663            10531               10907
  11/84         10424            10413               10699
  12/84         10689            10687               11118
   1/85         11595            11520               12356
   2/85         12262            11661               13027
   3/85         12602            11668               13452
   4/85         12299            11658               13214
   5/85         12703            12331               13819
   6/85         12904            12524               14333
   7/85         12904            12506               14296
   8/85         12917            12385               14464
   9/85         12087            12011               13502
  10/85         12679            12566               14184
  11/85         13348            13428               15166
  12/85         14132            14078               16002
   1/86         14271            14157               16280
   2/86         16027            15214               17892
   3/86         17064            16063               19284
   4/86         17696            15883               19833
   5/86         18794            16727               21424
   6/86         19730            17010               22120
   7/86         17467            16059               19974
   8/86         17771            17250               20508
   9/86         16558            15823               19015
  10/86         17877            16736               20281
  11/86         17546            17143               20304
  12/86         16792            16705               19351
   1/87         18520            18955               21339
   2/87         20405            19704               23724
   3/87         20405            20272               23964
   4/87         19871            20092               23374
   5/87         19588            20266               23917
   6/87         20515            21290               25034
   7/87         22275            22369               26829
   8/87         22558            23203               27199
   9/87         22102            22694               26266
  10/87         16387            17807               19395
  11/87         15312            16340               18068
  12/87         16913            17582               20206
   1/88         17405            18321               20832

====================================================================================================================================

(1) Lipper Inc.

(2) The AIM Leisure fund was the only fund in the Lipper Consumer Services Category from January 1984 through May 1984, at which time one other fund joined the category.

====================================================================================================================================
                                                          [MOUNTAIN CHART]

   2/88         18662            19172               22615
   3/88         19299            18580               23314
   4/88         19607            18786               23696
   5/88         19262            18946               23170
   6/88         20955            19815               24776
   7/88         20936            19739               24756
   8/88         19990            19070               23986
   9/88         21591            19882               25612
  10/88         21829            20435               25889
  11/88         20956            20143               25242
  12/88         21739            20494               26284
   1/89         23450            21994               28471
   2/89         23851            21447               28369
   3/89         24779            21947               29648
   4/89         26890            23085               31617
   5/89         28111            24016               33296
   6/89         27510            23881               33219
   7/89         29985            26035               35966
   8/89         31077            26542               36793
   9/89         31459            26434               36801
  10/89         30452            25821               34780
  11/89         30620            26345               35038
  12/89         30054            26977               34971
   1/90         26931            25167               31159
   2/90         27330            25491               31281
   3/90         28483            26166               32235
   4/90         28463            25514               31426
   5/90         31315            27996               34653
   6/90         31208            27808               34335
   7/90         29888            27719               33129
   8/90         25803            25216               29147
   9/90         23393            23991               26571
  10/90         22747            23890               26082
  11/90         25101            25431               28580
  12/90         26760            26139               30164
   1/91         28556            27274               31949
   2/91         30958            29222               34537
   3/91         33177            29929               36385
   4/91         33111            30000               36658
   5/91         35488            31290               38439
   6/91         33157            29858               36271
   7/91         34390            31248               38100
   8/91         36344            31986               39566
   9/91         36322            31451               40089
  10/91         38076            31873               41227
  11/91         37155            30592               39566
  12/91         40874            34085               43981
   1/92         41618            33450               45116
   2/92         43079            33883               46993
   3/92         43079            33225               46264
   4/92         41795            34200               45885
   5/92         41924            34367               46238
   6/92         41157            33856               45115
   7/92         42079            35238               46044
   8/92         41721            34518               45409
   9/92         42977            34924               46158
  10/92         44297            35043               47446
  11/92         48890            36233               50943
  12/92         50440            36678               52068
   1/93         52422            36984               52948
   2/93         51604            37488               52016
   3/93         54974            38279               55059
   4/93         53699            37353               53573
   5/93         56556            38350               57082
   6/93         55769            38462               57322
   7/93         56857            38307               58445
   8/93         62543            39757               62712

====================================================================================================================================

====================================================================================================================================
                                                          [MOUNTAIN CHART]

   9/93         66814            39453               65151
  10/93         69260            40268               67933
  11/93         67224            39884               65970
  12/93         68460            40366               67692
   1/94         67050            41738               67028
   2/94         67198            40605               67236
   3/94         64637            38838               63941
   4/94         64082            39336               64389
   5/94         62967            39979               63694
   6/94         61172            39001               61700
   7/94         63613            40280               63514
   8/94         65935            41928               66798
   9/94         65935            40904               66196
  10/94         66554            41821               66892
  11/94         65024            40300               64470
  12/94         65056            40897               65050
   1/95         64230            41957               65050
   2/95         67448            43590               67255
   3/95         69505            44874               69394
   4/95         68706            46195               69443
   5/95         69592            48038               70471
   6/95         72598            49152               73057
   7/95         76802            50781               77287
   8/95         77508            50908               78168
   9/95         75733            53055               79583
  10/95         73196            52866               77848
  11/95         75012            55184               81016
  12/95         75334            56247               80238
   1/96         77451            58159               80559
   2/96         79287            58700               84015
   3/96         80381            59265               85923
   4/96         83845            60138               89746
   5/96         84868            61686               93094
   6/96         84308            61922               91613
   7/96         77884            59187               83405
   8/96         79753            60438               86683
   9/96         82752            63836               91025
  10/96         80997            65596               90407
  11/96         83614            70550               93209
  12/96         82167            69153               90991
   1/97         83769            73471               93766
   2/97         83367            74047               94441
   3/97         81108            71011               91882
   4/97         82487            75246               93278
   5/97         86636            79847              100144
   6/97         91514            83396              105431
   7/97         95046            90030              111652
   8/97         93734            84990              108927
   9/97         99227            89642              116759
  10/97         99058            86652              114296
  11/97        100406            90660              118867
  12/97        103900            92216              121708
   1/98        103453            93235              121562
   2/98        110933            99955              130910
   3/98        119963           105070              138844
   4/98        120047           106146              138830
   5/98        117886           104324              138899
   6/98        123650           108558              145747
   7/98        122303           107411              142934
   8/98        102355            91893              121451
   9/98        108036            97784              123200
  10/98        114086           105726              135532
  11/98        121764           112131              145602
  12/98        134841           118588              159158
   1/99        145952           123546              164935
   2/99        142902           119706              163286
   3/99        152362           124495              168674

====================================================================================================================================

====================================================================================================================================
                                                          [MOUNTAIN CHART]

   4/99        164871           129316              171441
   5/99        164953           126265              166606
   6/99        175329           133254              174670
   7/99        174768           129111              168154
   8/99        169192           128472              159595
   9/99        177787           124954              159819
  10/99        188384           132858              168065
  11/99        198801           135558              171864
  12/99        223293           143531              185321
   1/00        208467           136321              171014
   2/00        207341           133743              163558
   3/00        221046           146819              177035
   4/00        207054           142403              169953
   5/00        198006           139484              164889
   6/00        209827           142919              165829
   7/00        210016           140687              162844
   8/00        220201           149420              163137
   9/00        213309           141534              161049
  10/00        213821           140933              160694
  11/00        196052           129831              151680
  12/00        205502           130468              157292
   1/01        226032           135094              169277
   2/01        219567           122783              162286
   3/01        208874           115009              153198
   4/01        224185           123940              163294
   5/01        231717           124771              168127
   6/01        229702           121735              166412
   7/01        216540           120537              164416
   8/01        209177           112998              153942
   9/01        174454           103874              133252
  10/01        183682           105856              136397
  11/01        203979           113974              150296
  12/01        213934           114973              155857
   1/02        211195           113296              156683
   2/02        214722           111111              157560
   3/02        221422           115290              162272
   4/02        217790           108303              161509
   5/02        217681           107508              160298
   6/02        192953            99853              148275
   7/02        179022            92071              133344
   8/02        183050            92674              134904
   9/02        172597            82612              125474
  10/02        176740            89876              131246
  11/02        190260            95160              137743
  12/02        180938            89573              128294
   1/03        177011            87231              124304
   2/03        170763            85920              120674
   3/03        175203            86752              123618
   4/03        190498            93894              134262
   5/03        201528            98837              142492
   6/03        202999           100099              145941
   7/03        206470           101865              149560
   8/03        211921           103848              156619
   9/03        207195           102748              151263
  10/03        219129           108558              162940
  11/03        224936           109512              165417
  12/03        235778           115251              168874
   1/04        237830           117366              169803
   2/04        242491           118997              175322
   3/04        242952           117202              175427
   4/04        239040           115364              171199
   5/04        238753           116944              171045
   6/04        239732           119217              172208
   7/04        225756           115272              163598
   8/04        224221           115734              161487
   9/04        234333           116988              166687
  10/04        242628           118775              172171

====================================================================================================================================

====================================================================================================================================
                                                          [MOUNTAIN CHART]

  11/04        254954           123579              180487
  12/04        267880           127783              189493
   1/05        259924           124669              184926
   2/05        263693           127291              185481
   3/05        260819           125039              185444
   4/05        251325           122669              175931
   5/05        258362           126568              186012
   6/05        262263           126750              187872
   7/05        267928           131461              194447
   8/05        262998           130263              186844
   9/05        259632           131317              183070
  10/05        249428           129127              180946
  11/05        259730           134006              189704
  12/05        264561           134054              189723
   1/06        269878           137603              194694
   2/06        270337           137976              195492
   3/06        278042           139693              200947
   4/06        287078           141567              203197
   5/06        281882           137498              196553
   6/06        280219           137680              195983
   7/06        270103           138529              187477
   8/06        279476           141820              192576
   9/06        290515           145472              202455
  10/06        307510           150210              214137
  11/06        317658           153062              216578
  12/06        328712           155209              220260
   1/07        339067           157554              227595
   2/07        334354           154482              223612
   3/07        338901           156206              225468
   4/07        344900           163123              229211
   5/07        361041           168810              236545
   6/07        354975           166007              231743
   7/07        348408           160867              219577
   8/07        348060           163274              221114
   9/07        353559           169374              222087
  10/07        360312           172068              224241
  11/07        339198           164872              210787
  12/07        325698           163730              202503
   1/08        309934           153910              196326
   2/08        305409           148915              188218
   3/08        298568           148271              186374
   4/08        304808           155490              192748
   5/08        311575           157503              195041
   6/08        273407           144238              171227
   7/08        266353           143025              171227
   8/08        279511           145095              180952
   9/08        247199           132181              164142
  10/08        192791           109984              131543
  11/08        173473           102089              116179
  12/08        186518           103166              124405
   1/09        169209            94480              113221
   2/09        157382            84453              106008
   3/09        171184            91837              118348

====================================================================================================================================

                                                  AIM LEISURE FUND - CLASS C SHARES

====================================================================================================================================
                                                          [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT -- OLDEST SHARE CLASS WITH SALES CHARGES SINCE INCEPTION

Index data from 1/31/00, Fund data from 2/14/00

                AIM                             Lipper Consumer
           Leisure Fund-                         Services Funds
  Date    Class C Shares   S&P 500 Index(1)   Category Average(1)

1/31/00                         $10000              $10000
   2/00       $ 9710              9811                9564
   3/00        10347             10770               10352
   4/00         9688             10446                9938
   5/00         9258             10232                9642
   6/00         9805             10484                9697
   7/00         9807             10320                9522
   8/00        10275             10961                9539
   9/00         9947             10382                9417
  10/00         9967             10338                9397
  11/00         9133              9524                8869
  12/00         9568              9571                9198
   1/01        10518              9910                9898
   2/01        10212              9007                9490
   3/01         9709              8437                8958
   4/01        10414              9092                9549
   5/01        10759              9153                9831
   6/01        10656              8930                9731
   7/01        10041              8842                9614
   8/01         9690              8289                9002
   9/01         8075              7620                7792
  10/01         8498              7765                7976
  11/01         9426              8361                8789
  12/01         9879              8434                9114
   1/02         9746              8311                9162
   2/02         9903              8151                9213
   3/02        10204              8457                9489
   4/02        10030              7945                9444
   5/02        10017              7886                9373
   6/02         8871              7325                8670
   7/02         8226              6754                7797
   8/02         8405              6798                7888
   9/02         7915              6060                7337
  10/02         8098              6593                7675
  11/02         8711              6981                8054
  12/02         8277              6571                7502
   1/03         8091              6399                7269
   2/03         7800              6303                7056
   3/03         7995              6364                7229
   4/03         8685              6888                7851
   5/03         9184              7250                8332
   6/03         9245              7343                8534
   7/03         9395              7472                8745
   8/03         9634              7618                9158
   9/03         9414              7537                8845
  10/03         9949              7963                9528
  11/03        10208              8033                9673
  12/03        10691              8454                9875
   1/04        10777              8610                9929
   2/04        10979              8729               10252
   3/04        10992              8597               10258

====================================================================================================================================

(1) Lipper Inc.

====================================================================================================================================
                                                          [MOUNTAIN CHART]

   4/04        10805              8463               10011
   5/04        10789              8579               10002
   6/04        10824              8745               10070
   7/04        10186              8456                9566
   8/04        10109              8490                9443
   9/04        10559              8582                9747
  10/04        10926              8713               10068
  11/04        11475              9065               10554
  12/04        12046              9374               11081
   1/05        11680              9145               10814
   2/05        11843              9338               10846
   3/05        11710              9172               10844
   4/05        11276              8999               10288
   5/05        11584              9285               10877
   6/05        11750              9298               10986
   7/05        11999              9644               11370
   8/05        11770              9556               10926
   9/05        11612              9633               10705
  10/05        11150              9472               10581
  11/05        11604              9830               11093
  12/05        11809              9834               11094
   1/06        12039             10094               11385
   2/06        12051             10121               11431
   3/06        12386             10247               11750
   4/06        12781             10385               11882
   5/06        12542             10086               11493
   6/06        12461             10100               11460
   7/06        12002             10162               10963
   8/06        12409             10403               11261
   9/06        12892             10671               11839
  10/06        13637             11019               12522
  11/06        14075             11228               12664
  12/06        14559             11386               12880
   1/07        15006             11558               13309
   2/07        14787             11332               13076
   3/07        14979             11459               13184
   4/07        15240             11966               13403
   5/07        15941             12383               13832
   6/07        15660             12178               13551
   7/07        15361             11801               12840
   8/07        15337             11977               12930
   9/07        15574             12425               12986
  10/07        15861             12622               13112
  11/07        14922             12094               12326
  12/07        14318             12011               11841
   1/08        13619             11290               11480
   2/08        13413             10924               11006
   3/08        13102             10877               10898
   4/08        13368             11406               11271
   5/08        13654             11554               11405
   6/08        11975             10581               10012
   7/08        11661             10492               10012
   8/08        12226             10644               10581
   9/08        10804              9696                9598
  10/08         8425              8068                7692
  11/08         7576              7489                6794
  12/08         8140              7568                7275
   1/09         7381              6931                6621
   2/09         6858              6195                6199
   3/09         7456              6737                6920

====================================================================================================================================

==========================================
AVERAGE ANNUAL TOTAL RETURNS                 THE MOST RECENT MONTH-END PERFORMANCE.
As of 3/31/09, including maximum             PERFORMANCE FIGURES REFLECT REINVESTED
applicable sales charges                     DISTRIBUTIONS, CHANGES IN NET ASSET VALUE
                                             AND THE EFFECT OF THE MAXIMUM SALES CHARGE
CLASS A SHARES                               UNLESS OTHERWISE STATED. INVESTMENT RETURN
Inception (3/28/02)                 -4.37%   AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT
 5 Years                            -7.84    YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL
 1 Year                            -45.82    SHARES.

CLASS B SHARES                                  THE TOTAL ANNUAL FUND OPERATING EXPENSE
Inception (3/28/02)                 -4.29%   RATIO SET FORTH IN THE MOST RECENT FUND
 5 Years                            -7.71    PROSPECTUS AS OF THE DATE OF THIS REPORT
 1 Year                            -45.61    FOR CLASS A, CLASS B, CLASS C, CLASS R,
                                             CLASS Y AND INVESTOR CLASS SHARES WAS
CLASS C SHARES                               1.19%, 1.94%, 1.94%, 1.44%, 0.94% AND
Inception (2/14/00)                 -3.17%   1.19%, RESPECTIVELY. THE EXPENSE RATIOS
 5 Years                            -7.46    PRESENTED ABOVE MAY VARY FROM THE EXPENSE
 1 Year                            -43.60    RATIOS PRESENTED IN OTHER SECTIONS OF THIS
                                             REPORT THAT ARE BASED ON EXPENSES INCURRED
CLASS R SHARES                               DURING THE PERIOD COVERED BY THIS REPORT.
Inception (10/25/05)               -10.79%
 1 Year                            -42.79       CLASS A SHARE PERFORMANCE REFLECTS THE
                                             MAXIMUM 5.50% SALES CHARGE, AND CLASS B
CLASS Y SHARES                               AND CLASS C SHARE PERFORMANCE REFLECTS THE
10 Years                             1.19%   APPLICABLE CONTINGENT DEFERRED SALES
 5 Years                            -6.73    CHARGE (CDSC) FOR THE PERIOD INVOLVED. THE
 1 Year                            -42.57    CDSC ON CLASS B SHARES DECLINES FROM 5%
                                             BEGINNING AT THE TIME OF PURCHASE TO 0% AT
INVESTOR CLASS SHARES                        THE BEGINNING OF THE SEVENTH YEAR. THE
Inception (1/19/84)                 11.93%   CDSC ON CLASS C SHARES IS 1% FOR THE FIRST
10 Years                             1.17    YEAR AFTER PURCHASE. CLASS R SHARES DO NOT
 5 Years                            -6.76    HAVE A FRONT-END SALES CHARGE; RETURNS
 1 Year                            -42.65    SHOWN ARE AT NET ASSET VALUE AND DO NOT
==========================================   REFLECT A 0.75% CDSC THAT MAY BE IMPOSED
                                             ON A TOTAL REDEMPTION OF RETIREMENT PLAN
CLASS Y SHARES' INCEPTION DATE IS OCTOBER    ASSETS WITHIN THE FIRST YEAR. INVESTOR
3, 2008; RETURNS SINCE THAT DATE ARE         CLASS SHARES DO NOT HAVE A FRONT-END SALES
ACTUAL RETURNS. ALL OTHER RETURNS ARE        CHARGE OR A CDSC; THEREFORE, PERFORMANCE
BLENDED RETURNS OF ACTUAL CLASS Y SHARE      IS AT NET ASSET VALUE. CLASS Y SHARES DO
PERFORMANCE AND RESTATED INVESTOR CLASS      NOT HAVE A FRONT-END SALES CHARGE OR A
SHARE PERFORMANCE (FOR PERIODS PRIOR TO      CDSC; THEREFORE, PERFORMANCE IS AT NET
THE INCEPTION DATE OF CLASS Y SHARES) AT     ASSET VALUE.
NET ASSET VALUE. THE RESTATED INVESTOR
CLASS SHARE PERFORMANCE REFLECTS THE RULE       THE PERFORMANCE OF THE FUND'S SHARE
12B-1 FEES APPLICABLE TO INVESTOR CLASS      CLASSES WILL DIFFER PRIMARILY DUE TO
SHARES AS WELL AS ANY FEE WAIVERS OR         DIFFERENT SALES CHARGE STRUCTURES AND
EXPENSE REIMBURSEMENTS RECEIVED BY           CLASS EXPENSES.
INVESTOR CLASS SHARES. INVESTOR CLASS
SHARES' INCEPTION DATE IS JANUARY 19,
1984.

   THE PERFORMANCE DATA QUOTED REPRESENT
PAST PERFORMANCE AND CANNOT GUARANTEE
COMPARABLE FUTURE RESULTS; CURRENT
PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE
VISIT invescoaim.com FOR


7   AIM LEISURE FUND

AIM LEISURE FUND'S INVESTMENT OBJECTIVE IS CAPITAL GROWTH.

o    Unless otherwise stated, information presented in this report is as of March 31, 2009, and is based on total net assets.

o    Unless otherwise noted, all data provided by Invesco Aim.

ABOUT SHARE CLASSES                          o    The prices of securities held by the    OTHER INFORMATION
                                                  Fund may decline in response to
o    Effective September 30, 2003, only           market risks.                           o    The Chartered Financial
     previously established qualified                                                          Analyst--REGISTERED TRADEMARK--
     plans are eligible to purchase Class    o    The Fund's investments are                   (CFA--REGISTERED TRADEMARK--)
     B shares of any AIM fund.                    concentrated in a comparatively              designation is a globally recognized
                                                  narrow segment of the economy.               standard for measuring the competence
o    Class R shares are available only to         Consequently, the Fund may tend to be        and integrity of investment
     certain retirement plans. Please see         more volatile than other mutual              professionals.
     the prospectus for more information.         funds, and the value of the Fund's
                                                  investments may tend to rise and fall   o    CPA--REGISTERED TRADEMARK-- and
o    Class Y shares are available to only         more rapidly.                                Certified Public
     certain investors. Please see the                                                         Accountant--REGISTERED TRADEMARK--
     prospectus for more information.        ABOUT INDEXES USED IN THIS REPORT                 are trademarks owned by the American
                                                                                               Institute of Certified Public
o    All Investor Class shares are closed    o    The S&P 500--REGISTERED TRADEMARK--          Accountants.
     to new investors. Contact your               INDEX is a market
     financial advisor about purchasing           capitalization-weighted index           o    The returns shown in the management's
     our other share classes.                     covering all major areas of the U.S.         discussion of Fund performance are
                                                  economy. It is not the 500 largest           based on net asset values calculated
PRINCIPAL RISKS OF INVESTING IN THE FUND          companies, but rather the most widely        for shareholder transactions.
                                                  held 500 companies chosen with               Generally accepted accounting
o    Since a large percentage of the              respect to market size, liquidity,           principles require adjustments to be
     Fund's assets may be invested in             and their industry.                          made to the net assets of the Fund at
     securities of a limited number of                                                         period end for financial reporting
     companies, each investment has a        o    The LIPPER CONSUMER SERVICES FUNDS           purposes, and as such, the net asset
     greater effect on the Fund's overall         CATEGORY AVERAGE represents an               values for shareholder transactions
     performance, and any change in the           average of all of the funds in the           and the returns based on those net
     value of those securities could              Lipper Consumer Services Funds               asset values may differ from the net
     significantly affect the value of            category. These funds invest                 asset values and returns reported in
     your investment in the Fund.                 primarily in the equity securities of        the Financial Highlights.
                                                  domestic and foreign companies
o    Prices of equity securities change in        engaged in providing consumer           o    Industry classifications used in this
     response to many factors including           services, including the services             report are generally according to the
     the historical and prospective               segment of hotels, restaurants, and          Global Industry Classification
     earnings of the issuer, the value of         other leisure facilities; media              Standard, which was developed by and
     its assets, general economic                 production and services; and consumer        is the exclusive property and a
     conditions, interest rates, investor         retail and services.                         service mark of MSCI Inc. and
     perceptions and market liquidity.                                                         Standard & Poor's.
                                             o    The Fund is not managed to track the
o    Foreign securities have additional           performance of any particular index,
     risks, including exchange rate               including the indexes defined here,
     changes, political and economic              and consequently, the performance of
     upheaval, the relative lack of               the Fund may deviate significantly
     information, relatively low market           from the performance of the indexes.
     liquidity, and the potential lack of
     strict financial and accounting         o    A direct investment cannot be made in
     controls and standards.                      an index. Unless otherwise indicated,
                                                  index results include reinvested
o    The leisure sector depends on                dividends, and they do not reflect
     consumer discretionary spending,             sales charges. Performance of the
     which generally falls during economic        peer group reflects fund expenses;
     downturns.                                   performance of a market index does
                                                  not.
o    There is no guarantee that the
     investment techniques and risk
     analyses used by the Fund's portfolio
     managers will produce the desired
     results.

=======================================================================================   ==========================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS,     FUND NASDAQ SYMBOLS
WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES.
INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.                                      Class A Shares                       ILSAX
=======================================================================================   Class B Shares                       ILSBX
                                                                                          Class C Shares                       IVLCX
NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE                                         Class R Shares                       ILSRX
                                                                                          Class Y Shares                       ILSYX
                                                                                          Investor Class Shares                FLISX
                                                                                          ==========================================


8   AIM LEISURE FUND

SCHEDULE OF INVESTMENTS(a)

March 31, 2009




                                                       SHARES          VALUE
-------------------------------------------------------------------------------

COMMON STOCKS & OTHER EQUITY INTERESTS-96.27%

ADVERTISING-6.54%

Omnicom Group Inc.                                      490,865    $ 11,486,241
-------------------------------------------------------------------------------
WPP PLC (United Kingdom)                              1,277,960       7,200,773
===============================================================================
                                                                     18,687,014
===============================================================================


APPAREL RETAIL-2.51%

Abercrombie & Fitch Co.-Class A(b)                      301,614       7,178,413
===============================================================================


APPAREL, ACCESSORIES & LUXURY GOODS-5.98%

Coach, Inc.(c)                                          295,834       4,940,428
-------------------------------------------------------------------------------
Compagnie Financiere Richemont S.A.-Class A
  (Switzerland)                                         147,735       2,308,345
-------------------------------------------------------------------------------
Hanesbrands, Inc.(c)                                    445,428       4,262,746
-------------------------------------------------------------------------------
Polo Ralph Lauren Corp.(b)                              131,632       5,561,452
===============================================================================
                                                                     17,072,971
===============================================================================


BREWERS-5.95%

Anheuser-Busch InBev N.V. (Belgium)                     234,380       6,457,744
-------------------------------------------------------------------------------
Anheuser-Busch InBev N.V.-Ctfs. (Belgium)(c)             59,200             236
-------------------------------------------------------------------------------
Companhia de Bebidas das Americas-ADR (Brazil)(b)       128,100       4,947,222
-------------------------------------------------------------------------------
Heineken N.V. (Netherlands)(b)                          196,085       5,573,204
===============================================================================
                                                                     16,978,406
===============================================================================


CABLE & SATELLITE-11.57%

Cablevision Systems Corp.-Class A(b)                    636,779       8,239,920
-------------------------------------------------------------------------------
Comcast Corp.-Class A(b)                                998,857      13,624,410
-------------------------------------------------------------------------------
Liberty Media Corp.-Entertainment-Series
  A-Tracking Stock(c)                                   372,352       7,428,422
-------------------------------------------------------------------------------
Scripps Networks Interactive, Inc.-Class A(b)           166,915       3,757,257
-------------------------------------------------------------------------------
Time Warner Cable Inc.                                        1              24
===============================================================================
                                                                     33,050,033
===============================================================================


CASINOS & GAMING-0.93%

International Game Technology                           289,432       2,668,563
===============================================================================


COMPUTER & ELECTRONICS RETAIL-4.65%

Best Buy Co., Inc.                                      254,928       9,677,067
-------------------------------------------------------------------------------
GameStop Corp.-Class A(c)                               128,115       3,589,782
===============================================================================
                                                                     13,266,849
===============================================================================


DEPARTMENT STORES-3.17%

Kohl's Corp.(c)                                         131,320       5,557,462
-------------------------------------------------------------------------------
Nordstrom, Inc.(b)                                      208,661       3,495,072
===============================================================================
                                                                      9,052,534
===============================================================================


DISTILLERS & VINTNERS-3.69%

Diageo PLC (United Kingdom)                             692,131       7,809,670
===============================================================================
Pernod Ricard S.A. (France)(b)                           48,915       2,733,076
===============================================================================
                                                                     10,542,746
===============================================================================


FOOTWEAR-1.76%

NIKE, Inc.-Class B(b)                                   106,942       5,014,510
===============================================================================


GENERAL MERCHANDISE STORES-2.85%

Family Dollar Stores, Inc.(b)                           112,622       3,758,196
-------------------------------------------------------------------------------
Target Corp.                                            127,013       4,367,977
===============================================================================
                                                                      8,126,173
===============================================================================


HOME ENTERTAINMENT SOFTWARE-1.17%

Nintendo Co., Ltd. (Japan)                               11,400       3,342,507
===============================================================================


HOME IMPROVEMENT RETAIL-2.21%

Home Depot, Inc. (The)                                  267,780       6,308,897
===============================================================================


HOTELS, RESORTS & CRUISE LINES-3.64%

Choice Hotels International, Inc.(b)                    165,897       4,283,460
-------------------------------------------------------------------------------
Marriott International, Inc.-Class A                    282,647       4,624,105
-------------------------------------------------------------------------------
Regal Hotels International Holdings Ltd. (Hong
  Kong)                                               7,827,800       1,484,642
===============================================================================
                                                                     10,392,207
===============================================================================


HYPERMARKETS & SUPER CENTERS-1.63%

Wal-Mart Stores, Inc.                                    89,043       4,639,140
===============================================================================


INTERNET SOFTWARE & SERVICES-2.86%

Google Inc.-Class A(c)                                   23,499       8,179,062
===============================================================================


INVESTMENT COMPANIES-EXCHANGE TRADED FUNDS-2.07%

iShares Russell 3000 Index Fund                          42,820       1,968,864
-------------------------------------------------------------------------------
iShares S&P 500 Index Fund                               24,752       1,970,754
-------------------------------------------------------------------------------
S&P 500 Depositary Receipts Trust-Series 1               24,849       1,974,004
===============================================================================
                                                                      5,913,622
===============================================================================


MOVIES & ENTERTAINMENT-9.74%

News Corp.-Class A                                      911,979       6,037,301
-------------------------------------------------------------------------------
Time Warner Inc.                                        312,167       6,024,817
-------------------------------------------------------------------------------
Viacom Inc.-Class A(b)(c)                               131,424       2,453,686
-------------------------------------------------------------------------------
Viacom Inc.-Class B(c)                                   95,100       1,652,838
-------------------------------------------------------------------------------
Walt Disney Co. (The)(b)                                640,558      11,632,533
===============================================================================
                                                                     27,801,175
===============================================================================


PUBLISHING-1.52%

McGraw-Hill Cos., Inc. (The)                            189,800       4,340,726
===============================================================================


RESTAURANTS-12.30%

Brinker International, Inc.                             378,512       5,715,531
-------------------------------------------------------------------------------
Burger King Holdings Inc.                               263,864       6,055,679
-------------------------------------------------------------------------------


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        AIM LEISURE FUND

                                                       SHARES          VALUE
-------------------------------------------------------------------------------
RESTAURANTS-(CONTINUED)

Darden Restaurants, Inc.                                205,492    $  7,040,156
-------------------------------------------------------------------------------
Jack in the Box Inc.(b)(c)                              110,913       2,583,164
-------------------------------------------------------------------------------
McDonald's Corp.                                        165,582       9,035,810
-------------------------------------------------------------------------------
Yum! Brands, Inc.                                       170,800       4,693,584
===============================================================================
                                                                     35,123,924
===============================================================================


SOFT DRINKS-6.03%

Coca-Cola Co. (The)                                     103,302       4,540,123
-------------------------------------------------------------------------------
Coca-Cola Femsa, S.A.B. de C.V.-ADR (Mexico)(b)          84,858       2,890,263
-------------------------------------------------------------------------------
PepsiCo, Inc.                                           190,312       9,797,262
===============================================================================
                                                                     17,227,648
===============================================================================


SPECIALTY STORES-2.77%

PetSmart, Inc.                                          376,898       7,899,782
===============================================================================


TOBACCO-0.73%

British American Tobacco PLC (United Kingdom)            90,316       2,089,993
===============================================================================
  Total Common Stocks & Other Equity Interests
     (Cost $313,936,667)                                            274,896,895
===============================================================================



MONEY MARKET FUNDS-2.84%

Liquid Assets Portfolio-Institutional Class(d)        4,052,096       4,052,096
-------------------------------------------------------------------------------
Premier Portfolio-Institutional Class(d)              4,052,097       4,052,097
-------------------------------------------------------------------------------
  Total Money Market Funds (Cost $8,104,193)                          8,104,193
===============================================================================
TOTAL INVESTMENTS (excluding investments purchased
  with cash collateral from securities on
  loan)-99.11% (Cost $322,040,860)                                  283,001,088
===============================================================================



INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES ON
  LOAN


MONEY MARKET FUNDS-14.43%

Liquid Assets Portfolio-Institutional Class (Cost
  $41,197,415)(d)(e)                                 41,197,415      41,197,415
===============================================================================
TOTAL INVESTMENTS-113.54% (Cost $363,238,275)                       324,198,503
===============================================================================
OTHER ASSETS LESS LIABILITIES-(13.54)%                              (38,649,831)
===============================================================================
NET ASSETS-100.00%                                                 $285,548,672
_______________________________________________________________________________
===============================================================================



Investment Abbreviations:

ADR     - American Depositary Receipt
Ctfs.   - Certificates


Notes to Schedule of Investments:

(a) Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor's.
(b)   All or a portion of this security was out on loan at March 31, 2009.
(c)   Non-income producing security.
(d) The money market fund and the Fund are affiliated by having the same investment advisor.
(e) The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 1J.


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        AIM LEISURE FUND

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2009




ASSETS:

Investments, at value (Cost $313,936,667)*                          $274,896,895
--------------------------------------------------------------------------------
Investments in affiliated money market funds, at value and cost       49,301,608
================================================================================
     Total investments (Cost $363,238,275)                           324,198,503
================================================================================
Foreign currencies, at value (Cost $155,234)                             153,160
--------------------------------------------------------------------------------
Receivables for:
  Investments sold                                                     9,108,779
--------------------------------------------------------------------------------
  Fund shares sold                                                        78,161
--------------------------------------------------------------------------------
  Dividends                                                              669,416
--------------------------------------------------------------------------------
Investment for trustee deferred compensation and retirement plans         26,760
--------------------------------------------------------------------------------
Other assets                                                              40,338
================================================================================
     Total assets                                                    334,275,117
________________________________________________________________________________
================================================================================


LIABILITIES:

Payables for:
  Investments purchased                                                6,639,877
--------------------------------------------------------------------------------
  Fund shares reacquired                                                 477,958
--------------------------------------------------------------------------------
  Collateral upon return of securities loaned                         41,197,415
--------------------------------------------------------------------------------
  Accrued fees to affiliates                                             239,351
--------------------------------------------------------------------------------
  Accrued other operating expenses                                        85,432
--------------------------------------------------------------------------------
Trustee deferred compensation and retirement plans                        86,412
================================================================================
     Total liabilities                                                48,726,445
================================================================================
Net assets applicable to shares outstanding                         $285,548,672
________________________________________________________________________________
================================================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest                                       $395,175,262
--------------------------------------------------------------------------------
Undistributed net investment income                                    5,185,302
--------------------------------------------------------------------------------
Undistributed net realized gain (loss)                               (75,772,345)
--------------------------------------------------------------------------------
Unrealized appreciation (depreciation)                               (39,039,547)
================================================================================
                                                                    $285,548,672
________________________________________________________________________________
================================================================================



NET ASSETS:

Class A                                                             $ 46,321,694
________________________________________________________________________________
================================================================================
Class B                                                             $  9,454,388
________________________________________________________________________________
================================================================================
Class C                                                             $ 11,231,727
________________________________________________________________________________
================================================================================
Class R                                                             $    599,445
________________________________________________________________________________
================================================================================
Class Y                                                             $    576,406
________________________________________________________________________________
================================================================================
Investor Class                                                      $217,365,012
________________________________________________________________________________
================================================================================


SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                                                2,279,314
________________________________________________________________________________
================================================================================
Class B                                                                  484,699
________________________________________________________________________________
================================================================================
Class C                                                                  596,098
________________________________________________________________________________
================================================================================
Class R                                                                   29,639
________________________________________________________________________________
================================================================================
Class Y                                                                   28,387
________________________________________________________________________________
================================================================================
Investor Class                                                        10,720,286
________________________________________________________________________________
================================================================================
Class A:
  Net asset value per share                                         $      20.32
--------------------------------------------------------------------------------
  Maximum offering price per share
     (Net asset value of $20.32 divided by 94.50%)                  $      21.50
________________________________________________________________________________
================================================================================
Class B:
  Net asset value and offering price per share                      $      19.51
________________________________________________________________________________
================================================================================
Class C:
  Net asset value and offering price per share                      $      18.84
________________________________________________________________________________
================================================================================
Class R:
  Net asset value and offering price per share                      $      20.22
________________________________________________________________________________
================================================================================
Class Y:
  Net asset value and offering price per share                      $      20.31
________________________________________________________________________________
================================================================================
Investor Class:
  Net asset value and offering price per share                      $      20.28
________________________________________________________________________________
================================================================================



* At March 31, 2009, securities with an aggregate value of $39,866,305 were on loan to brokers.


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        AIM LEISURE FUND

STATEMENT OF OPERATIONS

For the year ended March 31, 2009




INVESTMENT INCOME:

Dividends (net of foreign withholding taxes of $312,626)                           $  10,998,662
------------------------------------------------------------------------------------------------
Dividends from affiliated money market funds (includes securities lending income
  of $499,810)                                                                           752,140
================================================================================================
     Total investment income                                                          11,750,802
================================================================================================


EXPENSES:

Advisory fees                                                                          3,378,658
------------------------------------------------------------------------------------------------
Administrative services fees                                                             152,017
------------------------------------------------------------------------------------------------
Custodian fees                                                                            54,534
------------------------------------------------------------------------------------------------
Distribution fees:
  Class A                                                                                214,873
------------------------------------------------------------------------------------------------
  Class B                                                                                177,009
------------------------------------------------------------------------------------------------
  Class C                                                                                210,004
------------------------------------------------------------------------------------------------
  Class R                                                                                  3,859
------------------------------------------------------------------------------------------------
  Investor Class                                                                         850,737
------------------------------------------------------------------------------------------------
Transfer agent fees                                                                    1,188,654
------------------------------------------------------------------------------------------------
Trustees' and officers' fees and benefits                                                 32,049
------------------------------------------------------------------------------------------------
Other                                                                                    375,711
================================================================================================
     Total expenses                                                                    6,638,105
================================================================================================
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)                 (30,998)
================================================================================================
     Net expenses                                                                      6,607,107
================================================================================================
Net investment income                                                                  5,143,695
================================================================================================


REALIZED AND UNREALIZED GAIN (LOSS) FROM:

Net realized gain (loss) from:
  Investment securities                                                              (69,064,377)
------------------------------------------------------------------------------------------------
  Foreign currencies                                                                    (157,402)
================================================================================================
                                                                                     (69,221,779)
================================================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                                             (193,347,286)
------------------------------------------------------------------------------------------------
  Foreign currencies                                                                      (4,216)
================================================================================================
                                                                                    (193,351,502)
================================================================================================
Net realized and unrealized gain (loss)                                             (262,573,281)
================================================================================================
Net increase (decrease) in net assets resulting from operations                    $(257,429,586)
________________________________________________________________________________________________
================================================================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        AIM LEISURE FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended March 31, 2009 and 2008



                                                                                2009             2008
---------------------------------------------------------------------------------------------------------

OPERATIONS:

  Net investment income                                                    $   5,143,695    $   3,553,844
---------------------------------------------------------------------------------------------------------
  Net realized gain (loss)                                                   (69,221,779)      96,845,698
---------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation)                      (193,351,502)    (199,895,503)
=========================================================================================================
     Net increase (decrease) in net assets resulting from operations        (257,429,586)     (99,495,961)
=========================================================================================================
Distributions to shareholders from net investment income:
  Class A                                                                             --       (1,345,441)
---------------------------------------------------------------------------------------------------------
  Class B                                                                             --          (63,987)
---------------------------------------------------------------------------------------------------------
  Class C                                                                             --          (90,212)
---------------------------------------------------------------------------------------------------------
  Class R                                                                             --           (5,153)
---------------------------------------------------------------------------------------------------------
  Investor Class                                                                      --       (4,424,117)
=========================================================================================================
     Total distributions from net investment income                                   --       (5,928,910)
=========================================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                                     (6,005,872)     (12,691,032)
---------------------------------------------------------------------------------------------------------
  Class B                                                                     (1,293,343)      (2,602,624)
---------------------------------------------------------------------------------------------------------
  Class C                                                                     (1,558,409)      (3,669,233)
---------------------------------------------------------------------------------------------------------
  Class R                                                                        (66,149)         (65,360)
---------------------------------------------------------------------------------------------------------
  Class Y                                                                        (50,847)              --
---------------------------------------------------------------------------------------------------------
  Investor Class                                                             (26,637,952)     (41,728,893)
=========================================================================================================
     Total distributions from net realized gains                             (35,612,572)     (60,757,142)
=========================================================================================================
Share transactions-net:
  Class A                                                                    (36,048,526)     (11,218,798)
---------------------------------------------------------------------------------------------------------
  Class B                                                                     (6,811,861)      (3,024,982)
---------------------------------------------------------------------------------------------------------
  Class C                                                                     (8,672,930)      (4,515,553)
---------------------------------------------------------------------------------------------------------
  Class R                                                                        194,885          904,707
---------------------------------------------------------------------------------------------------------
  Class Y                                                                        772,263               --
---------------------------------------------------------------------------------------------------------
  Investor Class                                                             (50,886,198)     (32,786,115)
=========================================================================================================
     Net increase (decrease) in net assets resulting from share
       transactions                                                         (101,452,367)     (50,640,741)
=========================================================================================================
     Net increase (decrease) in net assets                                  (394,494,525)    (216,822,754)
=========================================================================================================


NET ASSETS:

  Beginning of year                                                          680,043,197      896,865,951
=========================================================================================================
  End of year (includes undistributed net investment income of
     $5,185,302 and $(6,773,777), respectively)                            $ 285,548,672    $ 680,043,197
_________________________________________________________________________________________________________
=========================================================================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        AIM LEISURE FUND

NOTES TO FINANCIAL STATEMENTS

March 31, 2009

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Leisure Fund (the "Fund") is a series portfolio of AIM Sector Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

  The Fund's investment objective is capital growth.

  The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class R, Class Y and Investor Class. Investor Class shares of the Fund are offered only to certain grandfathered investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to contingent deferred sales charges ("CDSC"). Class B shares and Class C shares are sold with a CDSC. Class R, Class Y and Investor Class shares are sold at net asset value. Under certain circumstances, Class R shares are subject to a CDSC. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.

  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

        A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

        Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

        Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.

        Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

        Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities and Corporate Loans. The mean between the last bid and asked prices may be used to value debt obligations other than Corporate Loans.

        Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

        Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.


14        AIM LEISURE FUND

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

        The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.

        Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
      (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

        The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment advisor may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

        The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund's servicing agreements, that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. OTHER RISKS -- The Fund's investments are concentrated in a comparatively narrow segment of the economy. Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund's investments may tend to rise and fall more rapidly.

        The leisure sector depends on consumer discretionary spending, which generally falls during economic downturns.

J. SECURITIES LENDING -- The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.

K. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated

15        AIM LEISURE FUND
      into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

        The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

L. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. Fluctuations in the value of these contracts are recorded as unrealized appreciation (depreciation) until the contracts are closed. When these contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. The Fund could be exposed to risk, which may be in excess of the amount reflected in the Statement of Assets and Liabilities, if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with Invesco Aim Advisors, Inc. (the "Advisor" or "Invesco Aim"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Advisor based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                            RATE
-------------------------------------------------------------------
First $350 million                                           0.75%
-------------------------------------------------------------------
Next $350 million                                            0.65%
-------------------------------------------------------------------
Next $1.3 billion                                            0.55%
-------------------------------------------------------------------
Next $2 billion                                              0.45%
-------------------------------------------------------------------
Next $2 billion                                              0.40%
-------------------------------------------------------------------
Next $2 billion                                              0.375%
-------------------------------------------------------------------
Over $8 billion                                              0.35%
___________________________________________________________________
===================================================================




  Under the terms of a master sub-advisory agreement the Advisor and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the "Affiliated Sub-Advisors") the Advisor, not the Fund, may pay 40% of the fees paid to the Advisor to any such Affiliated Sub-Advisor(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Advisor(s).

  The Advisor has contractually agreed, through at least June 30, 2009, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Advisor receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

  For the year ended March 31, 2009, the Advisor waived advisory fees of $15,083.

  At the request of the Trustees of the Trust, Invesco Ltd. ("Invesco") agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended March 31, 2009, Invesco reimbursed expenses of the Fund in the amount of $2,192.

  The Trust has entered into a master administrative services agreement with Invesco Aim pursuant to which the Fund has agreed to pay Invesco Aim for certain administrative costs incurred in providing accounting services to the Fund. For the year ended March 31, 2009, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.

  The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. ("IAIS") pursuant to which the Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the course of providing such services. IAIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IAIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust's Board of Trustees. For the year ended March 31, 2009, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

  The Trust has entered into master distribution agreements with Invesco Aim Distributors, Inc. ("IADI") to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y and Investor Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C, Class R and Investor Class shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays IADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares, 0.50% of the

16        AIM LEISURE FUND
average daily net assets of Class R shares and 0.25% of the average daily net assets of Investor Class shares. Of Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority ("FINRA") impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended March 31, 2009, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.

  Front-end sales commissions and CDSC (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended March 31, 2009, IADI advised the Fund that IADI retained $8,626 in front-end sales commissions from the sale of Class A shares and $3,202, $36,514, $3,668 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed on redemptions by shareholders.

  Certain officers and trustees of the Trust are officers and directors of Invesco Aim, IAIS and/or IADI.

NOTE 3--SUPPLEMENTAL INFORMATION

The Fund adopted the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), effective with the beginning of the Fund's fiscal year. SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment's assigned level:

  Level 1 -- Prices are determined using quoted prices in an active market for identical assets.

  Level 2 -- Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

  Level 3 -- Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

  Below is a summary of the tiered valuation input levels, as of the end of the reporting period, March 31, 2009. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

                        INVESTMENTS IN
INPUT LEVEL               SECURITIES
--------------------------------------
Level 1                  $318,122,920
--------------------------------------
Level 2                     6,075,583
--------------------------------------
Level 3                            --
======================================
                         $324,198,503
______________________________________
======================================



NOTE 4--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended March 31, 2009, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $13,723.

NOTE 5--TRUSTEES' AND OFFICERS' FEES AND BENEFITS

"Trustees' and Officers' Fees and Benefits" include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officers' Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officers' Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

  During the year ended March 31, 2009, the Fund paid legal fees of $6,086 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.


17        AIM LEISURE FUND

NOTE 6--CASH BALANCES

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either
(i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco Aim, not to exceed the contractually agreed upon rate.

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

TAX CHARACTER OF DISTRIBUTIONS TO SHAREHOLDERS PAID DURING THE YEARS ENDED MARCH 31, 2009 AND 2008:

                                                                                 2009            2008
--------------------------------------------------------------------------------------------------------
Ordinary income                                                              $   288,805     $ 9,205,826
--------------------------------------------------------------------------------------------------------
Long-term capital gain                                                        35,323,767      57,480,226
========================================================================================================
Total distributions                                                          $35,612,572     $66,686,052
________________________________________________________________________________________________________
========================================================================================================



TAX COMPONENTS OF NET ASSETS AT PERIOD-END:

                                                                                        2009
------------------------------------------------------------------------------------------------
Undistributed ordinary income                                                       $  5,333,992
------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) -- investments                            (39,240,815)
------------------------------------------------------------------------------------------------
Net unrealized appreciation -- other investments                                             225
------------------------------------------------------------------------------------------------
Temporary book/tax differences                                                           (88,929)
------------------------------------------------------------------------------------------------
Post-October loss deferrals                                                          (66,817,422)
------------------------------------------------------------------------------------------------
Capital loss carryforward                                                             (8,813,641)
------------------------------------------------------------------------------------------------
Shares of beneficial interest                                                        395,175,262
================================================================================================
Total net assets                                                                    $285,548,672
________________________________________________________________________________________________
================================================================================================




  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

  The Fund has a capital loss carryforward as of March 31, 2009 which expires as follows:

                                                                                   CAPITAL LOSS
EXPIRATION                                                                        CARRYFORWARD*
-----------------------------------------------------------------------------------------------
March 31, 2017                                                                      $8,813,641
_______________________________________________________________________________________________
===============================================================================================



* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended March 31, 2009 was $77,961,901 and $205,652,344, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

         UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities                          $ 33,237,412
------------------------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities                         (72,478,227)
================================================================================================
Net unrealized appreciation (depreciation) of investment securities                 $(39,240,815)
________________________________________________________________________________________________
================================================================================================
Cost of investments for tax purposes is $363,439,318.


NOTE 9--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of passive foreign investment companies, foreign currency transactions and proxy costs, on March 31, 2009, undistributed net investment income was increased by $6,815,384, undistributed net realized gain (loss) was decreased by $6,793,006 and shares of beneficial interest decreased by $22,378. This reclassification had no effect on the net assets of the Fund.


18        AIM LEISURE FUND

NOTE 10--SHARE INFORMATION


                                                                              SUMMARY OF SHARE ACTIVITY
-------------------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED MARCH 31,
                                                            -------------------------------------------------------------
                                                                       2009(a)                           2008
                                                            ----------------------------     ----------------------------
                                                              SHARES           AMOUNT          SHARES           AMOUNT
-------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      540,995     $  17,884,731      1,218,138     $  60,114,679
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                       45,136         1,489,097        113,125         5,466,526
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                       57,806         1,685,687        279,528        13,041,452
-------------------------------------------------------------------------------------------------------------------------
  Class R                                                       12,634           376,338         21,533         1,059,768
-------------------------------------------------------------------------------------------------------------------------
  Class Y(b)                                                    30,062           812,085             --                --
-------------------------------------------------------------------------------------------------------------------------
  Investor Class                                               601,761        18,058,729      1,251,137        60,865,111
=========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                      278,451         5,783,432        300,832        13,188,486
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                       61,039         1,219,540         58,543         2,498,623
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                       76,246         1,471,550         66,579         2,755,684
-------------------------------------------------------------------------------------------------------------------------
  Class R                                                        3,198            66,144          1,609            70,504
-------------------------------------------------------------------------------------------------------------------------
  Class Y                                                        2,377            49,265             --                --
-------------------------------------------------------------------------------------------------------------------------
  Investor Class                                             1,247,505        25,848,311      1,024,002        44,800,164
=========================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                       56,271         1,712,364         52,410         2,453,729
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (58,215)       (1,712,364)       (53,906)       (2,453,729)
=========================================================================================================================
Reacquired:
  Class A(b)                                                (2,007,205)      (61,429,053)    (1,855,057)      (86,975,692)
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (274,172)       (7,808,134)      (189,973)       (8,536,402)
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                     (419,708)      (11,830,167)      (483,709)      (20,312,689)
-------------------------------------------------------------------------------------------------------------------------
  Class R                                                       (8,900)         (247,597)        (4,575)         (225,565)
-------------------------------------------------------------------------------------------------------------------------
  Class Y                                                       (4,052)          (89,087)            --                --
-------------------------------------------------------------------------------------------------------------------------
  Investor Class(b)                                         (3,277,521)      (94,793,238)    (2,953,141)     (138,451,390)
=========================================================================================================================
     Net increase (decrease) in share activity              (3,036,292)    $(101,452,367)    (1,152,925)    $ (50,640,741)
_________________________________________________________________________________________________________________________
=========================================================================================================================



(a) There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 22% of the outstanding shares of the Fund. IADI has an agreement with these entities to sell Fund shares. The Fund, Invesco Aim and/or Invesco Aim affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco Aim and/or Invesco Aim affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b) Effective upon the commencement date of Class Y shares, October 3, 2008, the following shares were converted from Class A and Investor Class into Class Y shares of the Fund:

     CLASS                                                                        SHARES        AMOUNT
     --------------------------------------------------------------------------------------------------
     Class Y                                                                      20,792      $ 631,856
     --------------------------------------------------------------------------------------------------
     Class A                                                                      (2,736)       (83,298)
     --------------------------------------------------------------------------------------------------
     Investor Class                                                              (18,051)      (548,558)
     __________________________________________________________________________________________________
     ==================================================================================================





19        AIM LEISURE FUND

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                    NET GAINS
                                                     (LOSSES)
                           NET ASSET      NET     ON SECURITIES               DIVIDENDS  DISTRIBUTIONS
                             VALUE,   INVESTMENT      (BOTH      TOTAL FROM   FROM NET      FROM NET                    NET ASSET
                           BEGINNING    INCOME     REALIZED AND  INVESTMENT  INVESTMENT     REALIZED        TOTAL      VALUE, END
                           OF PERIOD   (LOSS)(a)   UNREALIZED)   OPERATIONS    INCOME        GAINS      DISTRIBUTIONS   OF PERIOD
---------------------------------------------------------------------------------------------------------------------------------
CLASS A
Year ended 03/31/09          $39.82     $ 0.36       $(17.29)      $(16.93)    $   --        $(2.57)        $(2.57)      $20.32
Year ended 03/31/08           49.19       0.23         (5.72)        (5.49)     (0.37)        (3.51)         (3.88)       39.82
Year ended 03/31/07           43.45       0.15          9.20(e)       9.35      (1.05)        (2.56)         (3.61)       49.19
Year ended 03/31/06           45.61       0.15          2.60          2.75      (0.47)        (4.44)         (4.91)       43.45
Year ended 03/31/05           42.83      (0.05)         3.15          3.10      (0.32)           --          (0.32)       45.61
---------------------------------------------------------------------------------------------------------------------------------
CLASS B
Year ended 03/31/09           38.68       0.13        (16.73)       (16.60)        --         (2.57)         (2.57)       19.51
Year ended 03/31/08           47.95      (0.13)        (5.55)        (5.68)     (0.08)        (3.51)         (3.59)       38.68
Year ended 03/31/07           42.46      (0.19)         8.96(e)       8.77      (0.72)        (2.56)         (3.28)       47.95
Year ended 03/31/06           44.86      (0.17)         2.54          2.37      (0.33)        (4.44)         (4.77)       42.46
Year ended 03/31/05           42.22      (0.32)         3.08          2.76      (0.12)           --          (0.12)       44.86
---------------------------------------------------------------------------------------------------------------------------------
CLASS C
Year ended 03/31/09           37.51       0.12        (16.22)       (16.10)        --         (2.57)         (2.57)       18.84
Year ended 03/31/08           46.62      (0.12)        (5.40)        (5.52)     (0.08)        (3.51)         (3.59)       37.51
Year ended 03/31/07           41.35      (0.19)         8.74(e)       8.55      (0.72)        (2.56)         (3.28)       46.62
Year ended 03/31/06           43.82      (0.17)         2.47          2.30      (0.33)        (4.44)         (4.77)       41.35
Year ended 03/31/05           41.24      (0.31)         3.01          2.70      (0.12)           --          (0.12)       43.82
---------------------------------------------------------------------------------------------------------------------------------
CLASS R
Year ended 03/31/09           39.75       0.27        (17.23)       (16.96)        --         (2.57)         (2.57)       20.22
Year ended 03/31/08           49.14       0.10         (5.71)        (5.61)     (0.27)        (3.51)         (3.78)       39.75
Year ended 03/31/07           43.41       0.04          9.19(e)       9.23      (0.94)        (2.56)         (3.50)       49.14
Year ended 03/31/06(f)        43.91       0.02          4.38          4.40      (0.46)        (4.44)         (4.90)       43.41
---------------------------------------------------------------------------------------------------------------------------------
CLASS Y
Year ended 03/31/09(f)        30.39       0.14         (7.65)        (7.51)        --         (2.57)         (2.57)       20.31
---------------------------------------------------------------------------------------------------------------------------------
INVESTOR CLASS
Year ended 03/31/09           39.74       0.35        (17.24)       (16.89)        --         (2.57)         (2.57)       20.28
Year ended 03/31/08           49.10       0.23         (5.71)        (5.48)     (0.37)        (3.51)         (3.88)       39.74
Year ended 03/31/07           43.37       0.15          9.19(e)       9.34      (1.05)        (2.56)         (3.61)       49.10
Year ended 03/31/06           45.54       0.16          2.59          2.75      (0.48)        (4.44)         (4.92)       43.37
Year ended 03/31/05           42.75      (0.00)         3.14          3.14      (0.35)           --          (0.35)       45.54
_________________________________________________________________________________________________________________________________
=================================================================================================================================

                                                          RATIO OF          RATIO OF
                                                          EXPENSES          EXPENSES
                                                         TO AVERAGE      TO AVERAGE NET   RATIO OF NET
                                                         NET ASSETS      ASSETS WITHOUT    INVESTMENT
                                        NET ASSETS,   WITH FEE WAIVERS    FEE WAIVERS    INCOME (LOSS)
                             TOTAL     END OF PERIOD   AND/OR EXPENSES  AND/OR EXPENSES    TO AVERAGE    PORTFOLIO
                           RETURN(b)  (000S OMITTED)      ABSORBED          ABSORBED       NET ASSETS   TURNOVER(c)
-------------------------------------------------------------------------------------------------------------------
CLASS A
Year ended 03/31/09          (42.67)%    $ 46,322           1.36%(d)          1.36%(d)        1.16%(d)       17%
Year ended 03/31/08          (11.89)      135,813           1.18              1.18            0.48           14
Year ended 03/31/07           21.86(e)    181,748           1.23              1.23            0.33           20
Year ended 03/31/06            6.58       132,515           1.29              1.29            0.34           20
Year ended 03/31/05            7.23        87,068           1.42              1.43           (0.11)           8
-------------------------------------------------------------------------------------------------------------------
CLASS B
Year ended 03/31/09          (43.08)        9,454           2.11(d)           2.11(d)         0.41(d)        17
Year ended 03/31/08          (12.54)       27,495           1.93              1.93           (0.27)          14
Year ended 03/31/07           20.95(e)     37,553           1.98              1.98           (0.42)          20
Year ended 03/31/06            5.81        34,272           2.02              2.02           (0.39)          20
Year ended 03/31/05            6.54        28,776           2.07              2.08           (0.76)           8
-------------------------------------------------------------------------------------------------------------------
CLASS C
Year ended 03/31/09          (43.09)       11,232           2.11(d)           2.11(d)         0.41(d)        17
Year ended 03/31/08          (12.56)       33,073           1.93              1.93           (0.27)          14
Year ended 03/31/07           20.98(e)     47,521           1.98              1.98           (0.42)          20
Year ended 03/31/06            5.78        33,549           2.02              2.02           (0.39)          20
Year ended 03/31/05            6.55        29,706           2.07              2.08           (0.76)           8
-------------------------------------------------------------------------------------------------------------------
CLASS R
Year ended 03/31/09          (42.82)          599           1.61(d)           1.61(d)         0.91(d)        17
Year ended 03/31/08          (12.12)          903           1.43              1.43            0.23           14
Year ended 03/31/07           21.59(e)        203           1.48              1.48            0.08           20
Year ended 03/31/06(f)        10.57            22           1.52(g)           1.52(g)         0.11(g)        20
-------------------------------------------------------------------------------------------------------------------
CLASS Y
Year ended 03/31/09(f)       (24.90)          576           1.27(d)(g)        1.28(d)(g)      1.25(d)(g)     17
-------------------------------------------------------------------------------------------------------------------
INVESTOR CLASS
Year ended 03/31/09          (42.65)      217,365           1.36(d)           1.36(d)         1.16(d)        17
Year ended 03/31/08          (11.89)      482,760           1.18              1.18            0.48           14
Year ended 03/31/07           21.88(e)    629,840           1.23              1.23            0.33           20
Year ended 03/31/06            6.60       568,321           1.27              1.27            0.36           20
Year ended 03/31/05            7.35       659,978           1.32              1.33           (0.01)           8
___________________________________________________________________________________________________________________
===================================================================================================================



(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d) Ratios are based on average daily net assets (000's omitted) of $85,949, $17,701, $21,000, $772, $475 and $340,295 for Class A, Class B, Class C,
     Class R, Class Y, and Investor Class shares, respectively.
(e) Net gains (losses) on securities (both realized and unrealized) per share and total return includes a special dividend received of $10.00 per share owned of Cablevision Systems Corp. -- Class A on April 24, 2006. Net gains (losses) on securities (both realized and unrealized) per share excluding the special dividend are $8.81, $8.57, $8.35, $8.80 and $8.80 for Class A, Class B, Class C, Class R and Investor Class shares, respectively. Total returns excluding the special dividend are 20.89%, 19.97%, 19.97%, 20.62% and 20.90% for Class A, Class B, Class C, Class R and Investor Class shares, respectively.
(f) Commencement date of October 25, 2005 and October 3, 2008 for Class R and Class Y shares, respectively.
(g)  Annualized.


20        AIM LEISURE FUND

NOTE 12--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On May 23, 2008, the Securities and Exchange Commission ("SEC") publicly posted its final approval of the Distribution Plans ("Distribution Plans") for the distribution of monies placed into two separate Fair Funds created pursuant to a settlement reached on October 8, 2004 between Invesco Funds Group, Inc. ("IFG"), Invesco Aim Advisors, Inc. ("Invesco Aim") and Invesco Aim Distributors, Inc. ("IADI") and the SEC (the "Order"). One of the Fair Funds consists of $325 million, plus interest and any contributions by other settling parties, for distribution to shareholders of certain mutual funds formerly advised by IFG who may have been harmed by market timing and related activity. The second Fair Fund consists of $50 million, plus interest and any contributions by other settling parties, for distribution to shareholders of certain mutual funds advised by Invesco Aim who may have been harmed by market timing and related activity. The Distribution Plans provide for the distribution to all eligible investors to compensate such investors for injury they may have suffered as a result of market timing in the affected funds. The Distribution Plans include a provision for any residual amounts in the Fair Funds to be distributed in the future to the affected funds. Because the distribution of the Fair Funds has not yet commenced, management of Invesco Aim and the Fund are unable to estimate the amount of distribution to be made to the Fund, if any.

  At the request of the trustees of the AIM Funds, Invesco Ltd. ("Invesco"), the parent company of IFG and Invesco Aim, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.

PENDING LITIGATION AND REGULATORY INQUIRIES


  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, Invesco Aim, IADI and/or related entities and individuals alleging that the defendants permitted improper market timing and related activity in the AIM Funds.

  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid.

  All lawsuits based on allegations of market timing, late trading and related issues were transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various Invesco Aim- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of ERISA purportedly brought on behalf of participants in the Invesco 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On January 5, 2008, the parties reached an agreement in principle to settle both the Consolidated Amended Class Action Complaint and Consolidated Amended Fund Derivative Complaint, subject to the MDL Court approval. Individual class members have the right to object. On December 15, 2008, the parties reached an agreement in principle to settle the Amended Class Action Complaint for Violations of ERISA, subject to the MDL Court approval. Individual class members have the right to object. No payments are required under the settlement; however, the parties agreed that certain limited changes to benefit plans and participants' accounts would be made.

  IFG, Invesco Aim, IADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, Invesco Aim and IADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, Invesco Aim, IADI and/or related entities and individuals in the future.

  Management of Invesco Aim and the Fund believe that the outcome of the Pending Litigation and Regulatory Inquiries described above will have no material adverse affect on the Fund or on the ability of Invesco Aim and IADI to provide ongoing services to the Fund.


21        AIM LEISURE FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Trustees of AIM Sector Funds and Shareholders of AIM Leisure Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Leisure Fund (one of the funds constituting AIM Sector Funds, hereafter referred to as the "Fund") at March 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2009, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

May 15, 2009
Houston, Texas



22        AIM LEISURE FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. With the exception of the actual ending account value and expenses of the Class Y shares, the example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2008, through March 31, 2009. The actual ending account and expenses of the Class Y shares in the below example are based on an investment of $1,000 invested as of close of business October 3, 2008 (commencement date) and held through March 31, 2009.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period (as of close of business October 3, 2008 through March 31, 2009 for the Class Y shares). Because the actual ending account value and expense information in the example is not based upon a six month period for the Class Y shares, the ending account value and expense information may not provide a meaningful comparison to mutual funds that provide such information for a full six month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.


---------------------------------------------------------------------------------------------------
                                                                    HYPOTHETICAL
                                                              (5% ANNUAL RETURN BEFORE
                                           ACTUAL                     EXPENSES)
                                 ------------------------------------------------------
                    BEGINNING        ENDING       EXPENSES       ENDING       EXPENSES   ANNUALIZED
                  ACCOUNT VALUE  ACCOUNT VALUE  PAID DURING  ACCOUNT VALUE  PAID DURING    EXPENSE
      CLASS         (10/01/08)   (03/31/09)(1)   PERIOD(2)     (03/31/09)   PERIOD(2,3)     RATIO
---------------------------------------------------------------------------------------------------
        A           $1,000.00       $692.70        $6.41       $1,017.35       $ 7.64       1.52%
---------------------------------------------------------------------------------------------------
        B            1,000.00        690.10         9.57        1,013.61        11.40       2.27
---------------------------------------------------------------------------------------------------
        C            1,000.00        690.10         9.57        1,013.61        11.40       2.27
---------------------------------------------------------------------------------------------------
        R            1,000.00        692.00         7.47        1,016.11         8.90       1.77
---------------------------------------------------------------------------------------------------
        Y            1,000.00        751.00         5.48        1,018.60         6.39       1.27
---------------------------------------------------------------------------------------------------
    Investor         1,000.00        692.70         6.41        1,017.35         7.64       1.52
---------------------------------------------------------------------------------------------------



(1) The actual ending account value is based on the actual total return of the Fund for the period October 1, 2008, through March 31, 2009 (as of close of business October 3, 2008, through March 31, 2009 for the Class Y shares), after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half year. For the Class Y shares actual expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 180 (as of close of business October 3, 2008, through March 31, 2009)/365. Because the Class Y shares have not been in existence for a full six month period, the actual ending account value and expense information shown may not provide a meaningful comparison to fund expense information of classes that show such data for a full six month period and, because the actual ending account value and expense information in the expense example covers a short time period, return and expense data may not be indicative of return and expense data for longer time periods.
(3) Hypothetical expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 182/365 to reflect a one-half year period. The hypothetical ending account value and expenses may be used to compare ongoing costs of investing in Class Y shares of the Fund and other funds because such data is based on a full six month period.


23        AIM LEISURE FUND

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended March 31, 2009:

     FEDERAL AND STATE INCOME TAX
     ----------------------------
     Long-Term Capital Gain Dividends                    $35,523,768
     Qualified Dividend Income*                               60.44%
     Corporate Dividends Received Deduction*                 100.00%



     * The above percentages are based on ordinary income dividends paid to shareholders during the Fund's fiscal year.

ADDITIONAL NON-RESIDENT ALIEN SHAREHOLDER INFORMATION

The percentages of qualifying assets not subject to the U.S. estate tax for the fiscal quarters ended June 30, 2008, September 30, 2008, December 31, 2008 and March 31, 2009 were 23.65%, 23.30%, 26.45%, and 22.72%, respectively.


24        AIM LEISURE FUND

TRUSTEES AND OFFICERS


The address of each trustee and officer of AIM Sector Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 102 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.



NAME, YEAR OF BIRTH AND         TRUSTEE AND/                                                                OTHER
POSITION(S) HELD WITH THE       OR OFFICER    PRINCIPAL OCCUPATION(S)                                       DIRECTORSHIP(S)
TRUST                           SINCE         DURING PAST 5 YEARS                                           HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------

 INTERESTED PERSONS
--------------------------------------------------------------------------------------------------------------------------------

 Martin L.                      2007          Executive Director, Chief Executive Officer and President,    None
 Flanagan(1) -- 1960                          Invesco Ltd. (ultimate parent of Invesco Aim and a global
 Trustee                                      investment management firm); Chairman, Invesco Aim Advisors,
                                              Inc. (registered investment advisor); Trustee, The AIM
                                              Family of Funds--Registered Trademark--; Vice Chairman,
                                              Investment Company Institute; and Member of Executive Board,
                                              SMU Cox School of Business
                                              Formerly: Director, Chairman, Chief Executive Officer and
                                              President, IVZ Inc. (holding company); INVESCO Group
                                              Services, Inc. (service provider); and Invesco North
                                              American Holdings, Inc. (holding company); Director, Chief
                                              Executive Officer and President, Invesco Holding Company
                                              Limited (parent of Invesco Aim and a global investment
                                              management firm); Chairman, Investment Company Institute;
                                              President, Co-Chief Executive Officer, Co-President, Chief
                                              Operating Officer and Chief Financial Officer, Franklin
                                              Resources, Inc. (global investment management organization)
--------------------------------------------------------------------------------------------------------------------------------

 Philip A. Taylor(2) -- 1954    2006          Head of North American Retail and Senior Managing Director,   None
 Trustee, President and                       Invesco Ltd.; Director, Chief Executive Officer and
 Principal                                    President, Invesco Trimark Dealer Inc. (formerly AIM Mutual
 Executive Officer                            Fund Dealer Inc.) (registered broker dealer), Invesco Aim
                                              Advisors, Inc., and 1371 Preferred Inc. (holding company);
                                              Director, Chairman, Chief Executive Officer and President,
                                              Invesco Aim Management Group, Inc. (financial services
                                              holding company) and Invesco Aim Capital Management, Inc.
                                              (registered investment advisor); Director and President,
                                              INVESCO Funds Group, Inc. (registered investment advisor and register transfer agent) and AIM GP Canada Inc. (general
                                              partner for a limited partnership); Director, Invesco Aim
                                              Distributors, Inc. (registered broker dealer); Director and
                                              Chairman, Invesco Aim Investment Services, Inc. (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, INVESCO
                                              Inc. (holding company) and Invesco Canada Holdings Inc.
                                              (holding company); Chief Executive Officer, AIM Trimark
                                              Corporate Class Inc. (corporate mutual fund company) and AIM
                                              Trimark Canada Fund Inc. (corporate mutual fund company);
                                              Director and Chief Executive Officer, Invesco Trimark
                                              Ltd./Invesco Trimark Ltee (formerly AIM Funds Management
                                              Inc. d/b/a INVESCO Enterprise Services) (registered
                                              investment advisor and registered transfer agent) and
                                              Invesco Trimark Dealer Inc. (formerly AIM Mutual Fund Dealer
                                              Inc.) (registered broker dealer); Trustee, President and
                                              Principal Executive Officer of The AIM Family of Funds--
                                              Registered Trademark-- (other than AIM Treasurer's Series
                                              Trust and Short-Term Investments Trust); Trustee and
                                              Executive Vice President, The AIM Family of Funds--
                                              Registered Trademark-- (AIM Treasurer's Series Trust and
                                              Short-Term Investments Trust only); and Manager, Invesco
                                              PowerShares Capital Management LLC

                                              Formerly: President, Invesco Trimark Dealer Inc.; Director
                                              and President, AIM Trimark Corporate Class Inc. and AIM
                                              Trimark Canada Fund Inc.; Director and President, Invesco
                                              Trimark Ltd./Invesco Trimark Ltee (formerly AIM Funds
                                              Management Inc. d/b/a INVESCO Enterprise Services); Senior
                                              Managing Director, Invesco Holding Company Limited; Trustee
                                              and Executive Vice President, Tax-Free Investments Trust;
                                              Director and Chairman, Fund Management Company (registered broker dealer); President and Principal Executive Officer,
                                              The AIM Family of Funds--Registered Trademark-- (AIM
                                              Treasurer's Series Trust, Short-Term Investments Trust and
                                              Tax-Free Investments Trust only); President, AIM Trimark
                                              Global Fund Inc. and AIM Trimark Canada Fund Inc.; and
                                              Director, Trimark Trust (federally regulated Canadian Trust
                                              Company)

--------------------------------------------------------------------------------------------------------------------------------

 INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------------------------------------------------

 Bruce L. Crockett -- 1944      2003          Chairman, Crockett Technology Associates (technology          ACE Limited
 Trustee and Chair                            consulting company)                                           (insurance company);
                                                                                                            Captaris, Inc.
                                                                                                            (unified messaging
                                                                                                            provider); and
                                                                                                            Investment Company
                                                                                                            Institute
--------------------------------------------------------------------------------------------------------------------------------

 Bob R. Baker -- 1936           1983          Retired                                                       None
 Trustee
--------------------------------------------------------------------------------------------------------------------------------

 Frank S. Bayley -- 1939        2003          Retired
 Trustee
                                              Formerly: Partner, law firm of Baker & McKenzie; and          None
                                              Director, Badgley Funds, Inc. (registered investment
                                              company) (2 portfolios)

--------------------------------------------------------------------------------------------------------------------------------


 James T. Bunch -- 1942         2000          Founder, Green, Manning & Bunch Ltd., (investment banking     Director, Van Gilder
 Trustee                                      firm)                                                         Insurance Company,
                                                                                                            Board of Governors,
                                                                                                            Western Golf
                                                                                                            Association/Evans
                                                                                                            Scholars Foundation
                                                                                                            and Executive
                                                                                                            Committee, United
                                                                                                            States Golf
                                                                                                            Association

--------------------------------------------------------------------------------------------------------------------------------


 Albert R. Dowden -- 1941       2003          Director of a number of public and private business           None
 Trustee                                      corporations, including the Boss Group Ltd. (private
                                              investment and management); Continental Energy Services, LLC
                                              (oil and gas pipeline service); Reich & Tang Funds
                                              (registered investment company); Annuity and Life Re
                                              (Holdings), Ltd. (reinsurance company), and Homeowners of
                                              America Holding Corporation/Homeowners of America Insurance
                                              Company (property casualty company)

                                              Formerly: Director, CompuDyne Corporation (provider of
                                              product and services to the public security market);
                                              Director, President and Chief Executive Officer, Volvo Group
                                              North America, Inc.; Senior Vice President, AB Volvo;
                                              Director of various public and private corporations

--------------------------------------------------------------------------------------------------------------------------------


 Jack M. Fields -- 1952         2003          Chief Executive Officer, Twenty First Century Group, Inc.     Administaff
 Trustee                                      (government affairs company); and Owner and Chief Executive
                                              Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment)

                                              Formerly: Chief Executive Officer, Texana Timber LP
                                              (sustainable forestry company); and Discovery Global
                                              Education Fund (non-profit)

--------------------------------------------------------------------------------------------------------------------------------


 Carl Frischling -- 1937        2003          Partner, law firm of Kramer Levin Naftalis and Frankel LLP    Director, Reich &
 Trustee                                                                                                    Tang Funds (16
                                                                                                            portfolios)

--------------------------------------------------------------------------------------------------------------------------------


 Prema Mathai-Davis -- 1950     2003          Retired                                                       None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Lewis F. Pennock -- 1942       2003          Partner, law firm of Pennock & Cooper                         None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Larry Soll -- 1942             1997          Retired                                                       None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Raymond Stickel, Jr. -- 1944   2005          Retired
 Trustee
                                              Formerly: Partner, Director, Mainstay VP Series Funds, Inc.   None
                                              (25 portfolios)

--------------------------------------------------------------------------------------------------------------------------------



(1) Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the advisor to the Trust.
(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.


25        AIM LEISURE FUND

NAME, YEAR OF BIRTH AND         TRUSTEE AND/                                                                     OTHER
POSITION(S) HELD WITH THE       OR OFFICER    PRINCIPAL OCCUPATION(S)                                            DIRECTORSHIP(S)
TRUST                           SINCE         DURING PAST 5 YEARS                                                HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------

 OTHER OFFICERS
--------------------------------------------------------------------------------------------------------------------------------

 Russell C. Burk -- 1958        2005          Senior Vice President and Senior Officer of The AIM Family of      N/A
 Senior Vice President and                    Funds--Registered Trademark--
 Senior Officer
                                              Formerly: Director of Compliance and Assistant General Counsel,
                                              ICON Advisers, Inc.; Financial Consultant, Merrill Lynch; General
                                              Counsel and Director of Compliance, ALPS Mutual Funds, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 John M. Zerr -- 1962           2006          Director, Senior Vice President, Secretary and General Counsel,    N/A
 Senior Vice President, Chief                 Invesco Aim Management Group, Inc., Invesco Aim Advisors, Inc.
 Legal Officer and Secretary                  and Invesco Aim Capital Management, Inc.; Director, Senior Vice
                                              President and Secretary, Invesco Aim Distributors, Inc.;
                                              Director, Vice President and Secretary, Invesco Aim Investment
                                              Services, Inc. and INVESCO Distributors, Inc.; Director and Vice
                                              President, INVESCO Funds Group Inc.; Senior Vice President, Chief
                                              Legal Officer and Secretary, The AIM Family of Funds--Registered
                                              Trademark--; and Manager, Invesco PowerShares Capital Management
                                              LLC

                                              Formerly: Director, Vice President and Secretary, Fund Management
                                              Company; Vice President, Invesco Aim Capital Management, Inc.;
                                              Chief Operating Officer, Senior Vice President, General Counsel
                                              and Secretary, Liberty Ridge Capital, Inc. (an investment
                                              adviser); Vice President and Secretary, PBHG Funds (an investment company); Vice President and Secretary, PBHG Insurance Series
                                              Fund (an investment company); Chief Operating Officer, General
                                              Counsel and Secretary, Old Mutual Investment Partners (a broker-
                                              dealer); General Counsel and Secretary, Old Mutual Fund Services
                                              (an administrator); General Counsel and Secretary, Old Mutual
                                              Shareholder Services (a shareholder servicing center); Executive
                                              Vice President, General Counsel and Secretary, Old Mutual
                                              Capital, Inc. (an investment adviser); and Vice President and
                                              Secretary, Old Mutual Advisors Funds (an investment company)

--------------------------------------------------------------------------------------------------------------------------------

 Lisa O. Brinkley -- 1959       2004          Global Compliance Director, Invesco Ltd.; and Vice President, The  N/A
 Vice President                               AIM Family of Funds--Registered Trademark--

                                              Formerly: Senior Vice President, Invesco Aim Management Group,
                                              Inc.; Senior Vice President and Chief Compliance Officer, Invesco
                                              Aim Advisors, Inc. and The AIM Family of Funds--Registered
                                              Trademark--; Vice President and Chief Compliance Officer, Invesco
                                              Aim Capital Management, Inc. and Invesco Aim Distributors, Inc.;
                                              Vice President, Invesco Aim Investment Services, Inc. and Fund
                                              Management Company

--------------------------------------------------------------------------------------------------------------------------------

 Kevin M. Carome -- 1956        2003          General Counsel, Secretary and Senior Managing Director, Invesco   N/A
 Vice President                               Ltd.; Director and Secretary, Invesco Holding Company Limited,
                                              and INVESCO Funds Group, Inc.; Director and Executive Vice
                                              President, IVZ Inc., Invesco Group Services, Inc., Invesco North
                                              American Holdings, Inc. and Invesco Investments (Bermuda) Ltd.;
                                              and Vice President, The AIM Family of Funds--Registered
                                              Trademark--

                                              Formerly: Secretary, IVZ, Inc., Invesco Group Services, Inc., and
                                              Invesco North American Holdings, Inc.; Senior Managing Director
                                              and Secretary, Invesco Holding Company Limited; Director, Senior
                                              Vice President, Secretary and General Counsel, Invesco Aim
                                              Management Group, Inc. and Invesco Aim Advisors, Inc.; Senior
                                              Vice President, Invesco Aim Distributors, Inc.; Director, General
                                              Counsel and Vice President, Fund Management Company; Vice
                                              President, Invesco Aim Capital Management, Inc., Invesco Aim
                                              Investment Services, Inc., Invesco Group Services, Inc. and IVZ
                                              Inc.; Senior Vice President, Chief Legal Officer and Secretary,
                                              The AIM Family of Funds--Registered Trademark--; Director and
                                              Vice President, INVESCO Distributors, Inc. and Chief Executive
                                              Officer and President, INVESCO Funds Group, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Sheri Morris -- 1964           1999          Vice President, Treasurer and Principal Financial Officer, The     N/A
 Vice President, Treasurer                    AIM Family of Funds--Registered Trademark--; and Vice President,
 and Principal Financial                      Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc.
 Officer                                      and Invesco Aim Private Asset Management Inc.

                                              Formerly: Assistant Vice President and Assistant Treasurer, The
                                              AIM Family of Funds--Registered Trademark-- and Assistant Vice
                                              President, Invesco Aim Advisors, Inc., Invesco Aim Capital
                                              Management, Inc. and Invesco Aim Private Asset Management, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Karen Dunn Kelley -- 1960      2003          Head of Invesco's World Wide Fixed Income and Cash Management      N/A
 Vice President                               Group; Director of Cash Management and Senior Vice President,
                                              Invesco Aim Advisors, Inc. and Invesco Aim Capital Management,
                                              Inc; Executive Vice President, Invesco Aim Distributors, Inc.;
                                              Senior Vice President, Invesco Aim Management Group, Inc.; Vice
                                              President, The AIM Family of Funds--Registered Trademark-- (other than AIM Treasurer's Series Trust and Short-Term Investments
                                              Trust); and President and Principal Executive Officer, The AIM
                                              Family of Funds--Registered Trademark-- (AIM Treasurer's Series
                                              Trust and Short-Term Investments Trust only)

                                              Formerly President and Principal Executive Officer, Tax-Free
                                              Investments Trust; Director and President, Fund Management
                                              Company; Chief Cash Management Officer and Managing Director,
                                              Invesco Aim Capital Management, Inc.; and Vice President, Invesco
                                              Aim Advisors, Inc. and The AIM Family of Funds--Registered
                                              Trademark-- (AIM Treasurer's Series Trust, Short-Term Investments
                                              Trust and Tax-Free Investments Trust only)

--------------------------------------------------------------------------------------------------------------------------------

 Lance A. Rejsek -- 1967        2005          Anti-Money Laundering Compliance Officer, Invesco Aim Advisors,    N/A
 Anti-Money Laundering                        Inc., Invesco Aim Capital Management, Inc., Invesco Aim
 Compliance Officer                           Distributors, Inc., Invesco Aim Investment Services, Inc.,
                                              Invesco Aim Private Asset Management, Inc. and The AIM Family of
                                              Funds--Registered Trademark--

                                              Formerly: Anti-Money Laundering Compliance Officer, Fund
                                              Management Company; and Manager of the Fraud Prevention
                                              Department, Invesco Aim Investment Services, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Todd L. Spillane -- 1958       2006          Senior Vice President, Invesco Aim Management Group, Inc.; Senior  N/A
 Chief Compliance Officer                     Vice President and Chief Compliance Officer, Invesco Aim
                                              Advisors, Inc. and Invesco Aim Capital Management, Inc.; Chief
                                              Compliance Officer, The AIM Family of Funds--Registered
                                              Trademark--, Invesco Global Asset Management (N.A.), Inc.
                                              (registered investment advisor), Invesco Institutional (N.A.),
                                              Inc., (registered investment advisor), INVESCO Private Capital
                                              Investments, Inc. (holding company), Invesco Private Capital,
                                              Inc. (registered investment advisor) and Invesco Senior Secured
                                              Management, Inc. (registered investment advisor); and Vice
                                              President, Invesco Aim Distributors, Inc. and Invesco Aim
                                              Investment Services, Inc.

                                              Formerly: Vice President, Invesco Aim Capital Management, Inc.
                                              and Fund Management Company; and Global Head of Product
                                              Development, AIG-Global Investment Group, Inc.

--------------------------------------------------------------------------------------------------------------------------------



The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

Please refer to the Fund's prospectus for information on the Fund's sub-advisors.



OFFICE OF THE FUND        INVESTMENT ADVISOR         DISTRIBUTOR                AUDITORS
11 Greenway Plaza         Invesco Aim Advisors,      Invesco Aim Distributors,  PricewaterhouseCoopers
Suite 100                 Inc.                       Inc.                       LLP
Houston, TX 77046-1173    11 Greenway Plaza          11 Greenway Plaza          1201 Louisiana Street
                          Suite 100                  Suite 100                  Suite 2900
                          Houston, TX 77046-1173     Houston, TX 77046-1173     Houston, TX 77002-5678


COUNSEL TO THE FUND       COUNSEL TO THE             TRANSFER AGENT             CUSTODIAN
Stradley Ronon Stevens    INDEPENDENT TRUSTEES       Invesco Aim Investment     State Street Bank and
& Young, LLP              Kramer, Levin, Naftalis &  Services, Inc.             Trust Company
2600 One Commerce Square  Frankel LLP                P.O. Box 4739              225 Franklin Street
Philadelphia, PA 19103    1177 Avenue of the         Houston, TX 77210-4739     Boston, MA 02110-2801
                          Americas
                          New York, NY 10036-2714




26        AIM LEISURE FUND

[GO PAPERLESS GRAPHIC]

====================================================================================================================================
GO PAPERLESS WITH EDELIVERY

Visit invescoaim.com/edelivery to receive quarterly statements, tax forms, fund reports and prospectuses with a service that's all about eeees:

o    ENVIRONMENTALLY FRIENDLY. Go green by reducing the number of   o    EFFICIENT. Stop waiting for regular mail. Your documents
     trees used to produce paper.                                        will be sent via email as soon as they're available.

o    ECONOMICAL. Help reduce your fund's printing and delivery      o    EASY. Download, save and print files using your home
     expenses and put more capital back in your fund's returns.          computer with a few clicks of your mouse.

This service is provided by Invesco Aim Investment Services, Inc.
====================================================================================================================================

FUND HOLDINGS AND PROXY VOTING INFORMATION

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invescoaim.com. From our home page, click on Products & Performance, then Mutual Funds, then Fund Overview. Select your
Fund from the drop-down menu and click on Complete Quarterly Holdings. Shareholders can also look up the Fund's Forms N-Q on the SEC website at sec.gov. Copies of the Fund's Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C.
You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 942 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-03826 and 002-85905.

     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco Aim website, invescoaim.com. On the home page, scroll down and click on Proxy Policy. The information is also available on the SEC website, sec.gov.

     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2008, is available at our website. Go to invescoaim.com, access the About Us tab, click on Required Notices and then click on Proxy Voting
Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC website, sec.gov.

If used after July 20, 2009, this report must be accompanied by a Fund fact sheet or Invesco Aim Quarterly Performance Review for the most recent quarter-end. Invesco Aim--SERVICE MARK-- is a service mark of Invesco Aim Management Group, Inc. Invesco Aim
Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Aim Private Asset Management, Inc. and Invesco PowerShares Capital
Management LLC are the investment advisors for the products and services represented by Invesco Aim; they each provide investment advisory services to individual and institutional clients and do not sell securities. Please refer to each fund's prospectus for information on the fund's subadvisors. Invesco Aim Distributors, Inc. is the U.S. distributor for the retail mutual funds, exchange-traded funds and institutional money market funds and the subdistributor for the STIC Global Funds represented by Invesco
Aim. All entities are indirect, wholly owned subsidiaries of Invesco Ltd.

     It is anticipated that on or about the end of the fourth quarter of 2009, Invesco Aim Advisors, Inc., Invesco Aim Capital
Management, Inc., Invesco Private Asset Management, Inc. and Invesco Global Asset Management (N.A.), Inc. will be merged into
Invesco Institutional (N.A.), Inc., and the consolidated adviser firm will be renamed Invesco Advisers, Inc. Additional information will be posted at invescoaim.com on or about the end of the fourth quarter of 2009.

                                                                                                                  [INVESCO AIM LOGO]
                                                                                                                  -- SERVICE MARK --

                                      invescoaim.com   I-LEI-AR-1   Invesco Aim Distributors, Inc.

[INVESCO AIM LOGO]   AIM TECHNOLOGY FUND
 --SERVICE MARK--    Annual Report to Shareholders o March 31, 2009

                               [MOUNTAIN GRAPHIC]

2    Letters to Shareholders
4    Performance Summary
4    Management Discussion
6    Long-Term Fund Performance
8    Supplemental Information
9    Schedule of Investments
11   Financial Statements
14   Notes to Financial Statements
21   Financial Highlights
23   Auditor's Report
24   Fund Expenses
25   Tax Information
26   Trustees and Officers

                              Dear Shareholders:

                              The past year was difficult to say the least for virtually all investors. Market indexes in the U.S.
         [TAYLOR              and around the globe nosedived in 2008, and the vast majority of us have seen sharp declines in the
          PHOTO]              value of our investments. As I write this letter, "market experts" remain divided on the outlook for the market. While some argue the worst of the decline is over, others say we have farther to fall.
                              There is widespread agreement, however, that markets are likely to remain volatile for some time to come.

                                 We've all read about subprime lending, government bailouts and investment scandals -- but we know that as individuals, we have little control over such matters. Rather, I'd like to discuss with you actions you may have already taken, or can take now, that may benefit you going forward.
      Philip Taylor
                              BOOMS AND BUSTS

                              Recent history should have reminded all of us that investor sentiment can be fickle. The technology-driven bull market of the late 1990s gave way to a sharp decline from 2000 to 2002 when the
"tech bubble" burst. More recently, the 2003 to 2007 bull market, driven largely by financial stocks and a housing boom, among other factors, gave way to the current market decline when the "housing bubble" burst.

   These market downturns hurt nearly all investors. But they were particularly painful for investors who, seeking high, short-term returns, abandoned their long-term, diversified investment plans and decided to chase performance -- i.e., allocate a large portion of their assets into the "hot" investments du jour. Many of those investors discovered they had unwittingly bought at the top of the market, and they saw the value of their assets decline significantly as market leadership changed. History has shown that seeking the highest short-term returns possible has often led to long-term disappointment.

   This is why we believe investors should work with their financial advisors to devise a goal-based financial strategy -- a long-term plan with a reasonable prospect of achieving predetermined financial goals in line with individual risk tolerance. Such a strategy cannot guarantee a profit or protect against loss in a declining market, but it may help investors avoid emotion-driven, short-term investment mistakes.

WHAT TO DO NOW

None of us can control the markets, but we can control our own reaction to the unsettling volatility we're currently experiencing.
Here are some steps that may help position you for whatever the market brings next:

   o  REVISIT YOUR GOALS. Work with your financial advisor to create specific, concrete investment goals consistent with your risk tolerance. Scared by market volatility, many investors fled to cash in recent months. While that may be entirely appropriate for investors approaching retirement, other investors may need the growth potential of equities to achieve their long-term goals. Your financial advisor can suggest investments that match your goals and risk tolerance.

   o  RESIST LOOKING OVER THE FENCE. Every investor's needs, goals and risk tolerance are different. Your neighbor's, co-worker's or relative's investments have no relevance to yours because their circumstances, goals and risk tolerances are as individual as yours.

   o  LET LOGIC BE YOUR GUIDE. Market volatility is a fact of life for investors. Market declines can be painful, but historically they haven't proved permanent. Your financial advisor can help you approach your investment plan logically, not emotionally.

WHAT WE'RE DOING

Invesco Aim has worked on behalf of investors in both bull markets and bear markets. That is why we're committed to good stewardship, good communication and sound investment management.

   To be good stewards, we've established best practice risk-management and investment oversight processes, further enhancing our compliance oversight and our transparency to our shareholders and our independent fund board.

   To be good communicators, we've revamped our website to put Investment Perspectives front and center on the home page of
invescoaim.com and on your account balance page. Our chief investment officers, portfolio managers and I are eager to communicate with you directly about your investments, market conditions and other topics that may be helpful to you.

   To be good investment managers, we've focused on doing one thing well: managing your money. At Invesco Aim, managing your money is all we do. We believe mutual funds should have well-defined, clearly articulated and repeatable investment strategies. Our funds have stayed true to their investment strategies even during this current period of market volatility.

CONTACT US

If you have questions about this report or your account, please contact one of our client service representatives at 800 959 4246.

   I also invite you to visit invescoaim.com, where you can check on your individual account, obtain long-term performance information for your fund and read market commentaries from our investment professionals.

   As always, I welcome your comments and questions. Please contact me at phil@invescoaim.com and let me know what's on your mind.
Thank you for investing with us. All of us at Invesco Aim look forward to serving you.

Sincerely,


/s/ PHILIP TAYLOR

Philip Taylor
Senior Managing Director, Invesco Ltd.
CEO, Invesco Aim


2   AIM TECHNOLOGY FUND

                              Dear Fellow Shareholders:

                              Since my last letter, continuing troubles in the global economy and financial markets have negatively affected all investors. The new government promises to move quickly with a stimulus package, yet considerable anxiety remains about how, when and what kind of a recovery will occur. However, mutual
           [CROCKETT          funds generally are more diversified than other investments; as shareholders we invest not in a single
            PHOTO]            security but in a portfolio of multiple securities. The benefits of diversification have been reiterated by the stories of investors who "lost everything" because they had too many of their assets
        Bruce Crockett        in one place, whether that place was a single money manager or their employer's stock. Mutual fund investors also have the opportunity to diversify further among different types of funds that each deploy a different strategy and focus on different kinds of securities. These include conservatively managed money market funds, which, relative to other securities, continue to offer a more safe, liquid, and convenient way to invest short-term assets.

   In addition to diversification, investing discipline is essential during challenging times such as these. Strategies such as dollar cost averaging, where individuals invest a consistent amount at regular intervals, can help investors acquire more fund shares when prices are low. Periodic rebalancing of asset allocation plans achieves the same effect. "Buy low, sell high" has long been the mantra of investment success, but the advice is not always easy to follow because it requires the discipline to resist prevailing trends. Of course, investment strategies, such as dollar cost averaging and portfolio rebalancing do not guarantee a profit or eliminate the risk of loss. Investors should consider their ability to continue investing regardless of fluctuating security prices.

   A long-term view is also important, particularly for assets that are not needed right away. In the past, it has often proven better to keep long-term assets invested through a downturn than to miss the beginning of the upward trend. To develop a diversified and disciplined investing plan that is right for your individual goals, I encourage you to consult an experienced and trustworthy investment professional who has the knowledge and the tools to help you establish and implement the plan, monitor its results and adapt it to changing goals and circumstances.

   Even when working with a personal financial advisor, investors should supplement the relationship with their own knowledge and awareness of the investments they hold. Visit the Invesco Aim website at invescoaim.com regularly to find out what is happening in your AIM funds and to read timely market commentary from Invesco Aim management, strategists and portfolio managers. The site's
"Education and Planning" section can also help you clarify basic investment concepts, learn how to choose a financial advisor, evaluate different investment choices and make more informed investment decisions. Invesco Aim's redesigned public home page recently received a Gold Award for its user-friendly navigation and graphics from The Mutual Funds Monitor Awards, sponsored by
Corporate Insight.

   As always, your Board of Trustees and Invesco Aim are committed to putting your interests first by controlling costs, monitoring investment performance and streamlining the investment management process during these difficult times. Your Board has already begun the annual review and management contract renewal process with the continuing goal of making AIM funds one of the best and most cost-effective ways for you to invest your hard-earned money.

   While the investing climate may remain uncertain for a while, economies and markets are dynamic, and no stage is ever permanent.
Please feel free to contact me in writing with your questions or concerns. You can send an email to me at bruce@brucecrockett.com.

Best regards,


/s/ BRUCE L. CROCKETT

Bruce L. Crockett
Independent Chair
AIM Funds Board of Trustees


3   AIM TECHNOLOGY FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

=======================================================================================   business drivers of companies in which we
PERFORMANCE SUMMARY                                                                       invest. The portfolio is constructed with
                                                                                          the goal of holding approximately 40-60
The economy was negatively affected by credit contraction and reduced business and        individual stocks best suited to
consumer spending. Information technology (IT) companies were not immune; however, the    capitalize on secular trends prevalent in
sector rallied during the first quarter of 2009. As a result, the IT sector, in           the IT sector.
general, and AIM Technology Fund outperformed the broad market, as measured by the S&P
500 Index, for the year ended March 31, 2009. The Fund performed in line with its            We may reduce or eliminate a stock
style-specific index, the S&P North American Technology Sector Index, and Lipper peers    when:
during the fiscal year. (triangle)On an absolute basis, holdings in communications
equipment, application software, Internet software and services, and semiconductors       o  A stock's price reaches its valuation
had the greatest negative affect on Fund performance.                                        target.

   Your Fund's long-term performance appears later in this report.                        o  A company's fundamentals change or
                                                                                             deteriorate.
FUND VS. INDEXES
                                                                                          o  It no longer meets our investment
Total returns, 3/31/08 to 3/31/09, at net asset value (NAV). Performance shown does not      criteria.
include applicable contingent deferred sales charges (CDSC) or front-end sales charges,
which would have reduced performance.                                                     MARKET CONDITIONS AND YOUR FUND

Class A Shares                                                                  -30.53%   Stock markets around the world were
Class B Shares                                                                  -31.07    extremely volatile over the past year. The
Class C Shares                                                                  -31.03    chief catalyst was the ongoing credit
Class Y Shares*                                                                 -30.45    crisis that began in late 2007 with
Investor Class Shares                                                           -30.53    unfortunate consequences that included
S&P 500 Index (triangle) (Broad Market Index)                                   -38.06    tightened credit, increased unemployment
S&P North American Technology Sector Index (triangle)(Style-Specific Index)     -30.27    and sharply reduced consumer spending.
Lipper Science and Technology Funds Index (triangle)(Peer Group Index)          -30.82    Governments around the world responded
                                                                                          with expansionary monetary and fiscal
(triangle)  Lipper Inc.                                                                   policies. Most major central banks set
                                                                                          interest rates below 1% and government
*  Share class incepted during the fiscal year. See page 7 for a detailed explanation     spending initiatives are well under
   of Fund performance.                                                                   way.(1)
=======================================================================================
HOW WE INVEST                                   We place great emphasis on companies         Evidence of economic weakness abounded
                                             exhibiting high returns on invested          in the U.S. Real gross domestic product, a
We seek to grow capital by investing in      capital and generating free cash flow,       broad measure of economic activity,
companies we believe are generating          metrics the team believes are good           contracted at an annual rate of 6.3% in
sustainable, superior earnings and cash      indicators of financial health and the       the fourth quarter of 2008.(2) Inflation,
flow growth that is not fully reflected in   potential for growth. Also, we seek          as measured by the seasonally-adjusted
investor expectations or equity              management teams that maintain high          Consumer Price Index, was virtually nil
valuations. The Fund emphasizes companies    quality balance sheets and manageable debt   following sharp declines in energy prices
believed to have a strategic advantage       levels. Valuation also plays a critical      in the second half of 2008.(3)
over their competition and operating in      role in stock selection.                     Unemployment trended higher during the
industries believed to benefit from                                                       fiscal year and reached a seasonally
secular trends. The Fund invests in             Risk management plays an important role   adjusted rate of 8.5% by the end of March
industries such as hardware, software,       in portfolio construction, as our target     2009.(3)
telecommunications equipment and services,   portfolio attempts to limit volatility and
semiconductors and service-related           downside risk. Only stocks that represent       Against this backdrop, all stock market
companies in the IT sector. We use a         a proper risk and reward profile are         sectors delivered double-digit losses for
research oriented bottom-up investment       chosen for inclusion in the portfolio. We    the fiscal year.(4) Health care, consumer
approach focusing on company fundamentals    seek to accomplish this goal by thoroughly   staples, telecommunication services and
and growth prospects.                        understanding the key                        utilities -- traditionally more defensive

==========================================   ==========================================   ==========================================
PORTFOLIO COMPOSITION                        TOP 10 EQUITY HOLDINGS*                      Total Net Assets           $412.7 million

By sector                                      1. Intel Corp.                      3.8%   Total Number of Holdings*              57
                                               2. Microsoft Corp.                  3.8    ==========================================
Information Technology               87.2%     3. Hewlett-Packard Co.              3.7
Telecommunication Services            4.5      4. QUALCOMM Inc.                    3.4
Financials                            1.8      5. McAfee Inc.                      3.3
Consumer Discretionary                0.7      6. Check Point Software             3.2
U.S. Treasury Notes, Money Market                 Technologies Ltd.
  Funds Plus Other Assets Less                 7. Google Inc.                      3.1
  Liabilities                         5.8      8. Cisco Systems, Inc.              3.1
==========================================     9. Apple Inc.                       3.0
                                              10. NICE Systems Ltd.-ADR            3.0
                                             ==========================================




The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*  Excluding money market fund holdings.


4   AIM TECHNOLOGY FUND

sectors -- were among the better             year. A significant portion of its                          WARREN TENNANT
performing sectors of the S&P 500            business comes from the advertising
Index.(4) Financials, industrials and        industry, which has seen slowing demand in                  Chartered Financial
materials were the worst performing          the face of continued global economic            [TENNANT   Analyst, portfolio manager,
sectors.(4)                                  weakness. We continued to hold these              PHOTO]    is lead manager of AIM
                                             stocks at the end of the fiscal year.                       Technology Fund. Mr.
   As for the Fund itself, most IT                                                                       Tennant joined Invesco Aim
sub-sectors detracted from performance          Changes in the Fund's holdings during     in 2000. He earned both his B.B.A. in
during the fiscal year. The Fund was most    the fiscal year were partially the result    finance and M.B.A. from The University of
negatively affected by holdings within:      of management changes with more emphasis     Texas at Austin.
                                             being placed on risk and return analysis
o  Communications equipment                  in an effort to limit volatility and                        BRIAN NELSON
                                             mitigate downside risk. Although we sought
o  Application software                      to take advantage of extreme dislocations                   Chartered Financial
                                             in valuation, the macroeconomic                  [NELSON    Analyst, portfolio manager,
o  Internet software and services            environment caused us to be cautious.             PHOTO]    is manager of AIM
                                                                                                         Technology Fund. Mr. Nelson
o  Semiconductors                               As always, we thank you for your                         began his investment career
                                             continued investment in AIM Technology       in 1988 and joined Invesco Aim in 2004. He
   On an absolute basis, holdings in         Fund.                                        earned a B.A. from the University of
integrated telecommunication services                                                     California-Santa Barbara and is a member
contributed the most to Fund performance     (1)  FXstreet.com                            of the Securities Analyst Society of San
during the fiscal year, while holdings in                                                 Francisco.
communications equipment, application        (2)  Bureau of Economic Analysis
software, Internet software and services,                                                 Assisted by the Technology Team
and semiconductors were the primary          (3)  Bureau of Labor Statistics
detractors from performance. Other
contributors to performance included         (4)  Lipper Inc.
litigation settlements, cash and Nasdaq
futures. In declining markets, items such    The views and opinions expressed in
as litigation settlements and cash --        management's discussion of Fund
which do not typically lose value -- can     performance are those of Invesco Aim
very easily become top performance           Advisors, Inc. These views and opinions
contributors. As is customary, the Fund      are subject to change at any time based on
held a small amount of cash in a defensive   factors such as market and economic
effort to avoid volatility in the stock      conditions. These views and opinions may
market. Occasionally, this cash was          not be relied upon as investment advice or
deployed quickly through the use of Nasdaq   recommendations, or as an offer for a
futures, which are a derivative instrument   particular security. The information is
that allows an efficient way to gain broad   not a complete analysis of every aspect of
exposure to the companies within the         any market, country, industry, security or
Nasdaq 100 Index, providing predominately    the Fund. Statements of fact are from
technology sector exposure.                  sources considered reliable, but Invesco
                                             Aim Advisors, Inc. makes no representation
   Relative to the S&P North American        or warranty as to their completeness or
Technology Sector Index, our security        accuracy. Although historical performance
selection within the systems software        is no guarantee of future results, these
industry had the greatest positive affect    insights may help you understand our
on Fund performance. Additionally, our       investment management philosophy.
exposure to BLUESTREAM VENTURES, a private
venture capital firm not owned by the        See important Fund and index disclosures
index, contributed positively to Fund        later in this report.
performance. On the other hand, our
security selection in the communications
equipment industry, as well as our
security selection and underweight
exposure to the data processing and
outsourced services industry, detracted
from relative performance.

   Top contributors to Fund performance
during the fiscal year included
INTERNATIONAL BUSINESS MACHINES (IBM),
while top detractors included ADOBE
SYSTEMS. IBM was an opportunistic addition to the portfolio as it declined with the market in early 2009 and reached a price level at which we were comfortable investing. Adobe Systems, on the other hand, suffered as a result of the cyclical downturn in advertising during the fiscal


5   AIM TECHNOLOGY FUND

====================================================================================================================================
YOUR FUND'S LONG-TERM PERFORMANCE

Past performance cannot guarantee            Class C shares. The performance of the       taxes a shareholder would pay on Fund
comparable future results.                   Fund's other share classes will differ       distributions or sale of Fund shares.
                                             primarily due to different sales charge
   The performance data shown in the first   structures and class expenses and may be        Both charts above are logarithmic
chart above is that of the Fund's Investor   greater than or less than the performance    charts, which present the fluctuations in
class shares. The performance of the         of the Fund's Class C shares. The data       the value of the Fund's share class and
Fund's other share classes will differ       shown in the second chart above includes     its indexes. We believe that a logarithmic
primarily due to different sales charge      reinvested distributions, Fund expenses      chart is more effective than other types
structures and class expenses and may be     and management fees. Index results include   of charts in illustrating changes in value
greater than or less than the performance    reinvested dividends, but they do not        during the early years shown in the chart.
of the Fund's Investor Class shares. The     reflect sales charges.                       The vertical axis, the one that indicates
data shown in this chart includes                                                         the dollar value of an investment, is
reinvested distributions, Fund expenses         Performance of an index of funds          constructed with each segment representing
and management fees. Index results include   reflects fund expenses and management        a percent change in the value of the
reinvested dividends.                        fees; performance of a market index does     investment. In both charts, each segment
                                             not. Performance shown in the charts and     represents a doubling, or 100% change, in
   The performance data shown in the         table does not reflect deduction of          the value of the investment.
second chart above is that of the Fund's


6   AIM TECHNOLOGY FUND

                   AIM TECHNOLOGY FUND - INVESTOR CLASS SHARES

================================================================================
                                [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT -- OLDEST SHARE CLASS WITHOUT SALES CHARGES SINCE INCEPTION
Fund data from 1/19/84, index data from 1/31/84

                 AIM
          TECHNOLOGY FUND-
           INVESTOR CLASS
DATE           SHARES        S&P 500 INDEX(1)
-------   ----------------   ----------------
1/19/84        $10000
   1/84         10000             $10000
   2/84          9975               9648
   3/84          9925               9815
   4/84          9787               9908
   5/84          9412               9360
   6/84          9488               9563
   7/84          8563               9444
   8/84          9762              10488
   9/84          9137              10490
  10/84          8913              10531
  11/84          8123              10413
  12/84          8712              10687
   1/85         10091              11520
   2/85         10580              11661
   3/85         10129              11668
   4/85          9590              11658
   5/85          9903              12331
   6/85          9665              12524
   7/85         10141              12506
   8/85         10078              12385
   9/85          9439              12011
  10/85          9515              12566
  11/85         10706              13428
  12/85         11095              14078
   1/86         11358              14157
   2/86         11634              15214
   3/86         12624              16063
   4/86         13025              15883
   5/86         13602              16727
   6/86         12838              17010
   7/86         11685              16059
   8/86         12625              17250
   9/86         11898              15823
  10/86         12986              16736
  11/86         13265              17143
  12/86         13517              16705
   1/87         16032              18955
   2/87         17724              19704
   3/87         18101              20272
   4/87         19220              20092
   5/87         19583              20266
   6/87         18032              21290
   7/87         17823              22369
   8/87         18383              23203
   9/87         18747              22694
  10/87         11880              17807
  11/87         10788              16340
  12/87         12803              17582
   1/88         12216              18321
   2/88         13573              19172

================================================================================

(1)  Lipper Inc.

================================================================================
                                [MOUNTAIN CHART]

   3/88         14049              18580
   4/88         14693              18786
   5/88         14427              18946
   6/88         15799              19815
   7/88         15058              19739
   8/88         14330              19070
   9/88         14527              19882
  10/88         14149              20435
  11/88         13869              20143
  12/88         14625              20494
   1/89         15227              21994
   2/89         15031              21447
   3/89         15395              21947
   4/89         16137              23085
   5/89         17355              24016
   6/89         15829              23881
   7/89         17159              26035
   8/89         18041              26542
   9/89         18447              26434
  10/89         17720              25821
  11/89         18154              26345
  12/89         17762              26977
   1/90         17105              25167
   2/90         18574              25491
   3/90         19639              26166
   4/90         19778              25514
   5/90         22620              27996
   6/90         22901              27808
   7/90         21362              27719
   8/90         18450              25216
   9/90         16365              23991
  10/90         16254              23890
  11/90         18214              25431
  12/90         19293              26139
   1/91         22190              27274
   2/91         23520              29222
   3/91         25998              29929
   4/91         25200              30000
   5/91         26279              31290
   6/91         23940              29858
   7/91         26669              31248
   8/91         28867              31986
   9/91         29568              31451
  10/91         31481              31873
  11/91         30090              30592
  12/91         34125              34085
   1/92         36230              33450
   2/92         37415              33883
   3/92         34631              33225
   4/92         32180              34200
   5/92         33135              34367
   6/92         31220              33856
   7/92         32369              35238
   8/92         31136              34518
   9/92         32805              34924
  10/92         35134              35043
  11/92         38907              36233
  12/92         40541              36678
   1/93         40160              36984
   2/93         36787              37488
   3/93         37846              38279
   4/93         36942              37353
   5/93         41201              38350
   6/93         41860              38462
   7/93         42032              38307
   8/93         45268              39757
   9/93         46853              39453

================================================================================

================================================================================
                                [MOUNTAIN CHART]

  10/93         46942              40268
  11/93         44923              39884
  12/93         46635              40366
   1/94         47740              41738
   2/94         47821              40605
   3/94         44598              38838
   4/94         45369              39336
   5/94         44993              39979
   6/94         42739              39001
   7/94         43410              40280
   8/94         46791              41928
   9/94         47287              40904
  10/94         49302              41821
  11/94         47660              40300
  12/94         49090              40897
   1/95         49006              41957
   2/95         51966              43590
   3/95         53702              44874
   4/95         56274              46195
   5/95         56787              48038
   6/95         61750              49152
   7/95         66566              50781
   8/95         67179              50908
   9/95         69120              53055
  10/95         70101              52866
  11/95         72268              55184
  12/95         71574              56247
   1/96         71767              58159
   2/96         75004              58700
   3/96         73504              59265
   4/96         80148              60138
   5/96         83258              61686
   6/96         77963              61922
   7/96         74361              59187
   8/96         80273              60438
   9/96         86157              63836
  10/96         84106              65596
  11/96         88968              70550
  12/96         87135              69153
   1/97         91945              73471
   2/97         85334              74047
   3/97         80862              71011
   4/97         85698              75246
   5/97         92108              79847
   6/97         94752              83396
   7/97        104511              90030
   8/97        104793              84990
   9/97        108838              89642
  10/97        101514              86652
  11/97         99422              90660
  12/97         94839              92216
   1/98         93255              93235
   2/98        100165              99955
   3/98        106085             105070
   4/98        109045             106146
   5/98        103331             104324
   6/98        109748             108558
   7/98        107981             107411
   8/98         88901              91893
   9/98         98600              97784
  10/98         98984             105726
  11/98        108012             112131
  12/98        123392             118588
   1/99        136793             123546
   2/99        123428             119706
   3/99        141696             124495
   4/99        144969             129316

================================================================================

================================================================================
                                [MOUNTAIN CHART]

   5/99        144055             126265
   6/99        164756             133254
   7/99        162104             129111
   8/99        175931             128472
   9/99        181227             124954
  10/99        205130             132858
  11/99        240618             135558
  12/99        302216             143531
   1/00        301038             136321
   2/00        407394             133743
   3/00        381280             146819
   4/00        337776             142403
   5/00        297952             139484
   6/00        349021             142919
   7/00        338062             140687
   8/00        395735             149420
   9/00        366570             141534
  10/00        330096             140933
  11/00        234368             129831
  12/00        233431             130468
   1/01        252292             135094
   2/01        175393             122783
   3/01        139034             115009
   4/01        174307             123940
   5/01        161844             124771
   6/01        158332             121735
   7/01        145127             120537
   8/01        123808             112998
   9/01         92720             103874
  10/01        108770             105856
  11/01        127870             113974
  12/01        127205             114973
   1/02        126467             113296
   2/02        107130             111111
   3/02        118765             115290
   4/02        103064             108303
   5/02         97045             107508
   6/02         83614              99853
   7/02         73145              92071
   8/02         70373              92674
   9/02         58501              82612
  10/02         67598              89876
  11/02         77907              95160
  12/02         67125              89573
   1/03         66541              87231
   2/03         67206              85920
   3/03         65996              86752
   4/03         71969              93894
   5/03         79778              98837
   6/03         79076             100099
   7/03         82555             101865
   8/03         89118             103848
   9/03         85723             102748
  10/03         95169             108558
  11/03         96892             109512
  12/03         96107             115251
   1/04         99894             117366
   2/04         98175             118997
   3/04         95633             117202
   4/04         89503             115364
   5/04         94032             116944
   6/04         95433             119217
   7/04         85517             115272
   8/04         82002             115734
   9/04         85832             116988
  10/04         91454             118775
  11/04         96612             123579

================================================================================

================================================================================
                                [MOUNTAIN CHART]

  12/04         99346             127783
   1/05         93683             124669
   2/05         94273             127291
   3/05         91266             125039
   4/05         87241             122669
   5/05         94779             126568
   6/05         92940             126750
   7/05         97550             131461
   8/05         96458             130263
   9/05         97548             131317
  10/05         95636             129127
  11/05        101728             134006
  12/05        101138             134054
   1/06        107540             137603
   2/06        106410             137976
   3/06        110082             139693
   4/06        111568             141567
   5/06        102040             137498
   6/06        100672             137680
   7/06         95790             138529
   8/06        101221             141820
   9/06        106566             145472
  10/06        108473             150210
  11/06        112335             153062
  12/06        111245             155209
   1/07        111835             157554
   2/07        110817             154482
   3/07        110230             156206
   4/07        113393             163123
   5/07        117147             168810
   6/07        118634             166007
   7/07        118207             160867
   8/07        122037             163274
   9/07        127895             169374
  10/07        133676             172068
  11/07        120362             164872
  12/07        119459             163730
   1/08        104144             153910
   2/08        100395             148915
   3/08         98990             148271
   4/08        107265             155490
   5/08        114795             157503
   6/08        104647             144238
   7/08        101759             143025
   8/08        104608             145095
   9/08         89105             132181
  10/08         73057             109984
  11/08         64502             102089
  12/08         66218             103166
   1/09         64073              94480
   2/09         61849              84453
   3/09         68734              91837

================================================================================

                      AIM TECHNOLOGY FUND - CLASS C SHARES

================================================================================
                                [MOUNTAIN CHART]

Results of a $10,000 Investment -- Oldest Share Class with Sales Charges since Inception
Index data from 1/31/00, Fund data from 2/14/00

                                          S&P
                                         NORTH       LIPPER
                AIM                    AMERICAN     SCIENCE &
             TECHNOLOGY               TECHNOLOGY   TECHNOLOGY
           FUND- CLASS C    S&P 500     SECTOR        FUNDS
  DATE         SHARES      INDEX(1)    INDEX(1)     INDEX(1)
--------   -------------   --------   ----------   ----------
01/31/00                    $10000      $10000       $10000
    2/00      $11399          9811       11814        12694
    3/00       10663         10770       12345        12307
    4/00        9442         10446       11269        10870
    5/00        8324         10232       10027         9559
    6/00        9744         10484       11261        11008
    7/00        9433         10320       10735        10425
    8/00       11031         10961       12132        12007
    9/00       10198         10382       10167        10776
   10/00        9179         10338        9399         9594
   11/00        6512          9524        7246         7121
   12/00        6480          9571        6625         7047
    1/01        6998          9910        7712         7761
    2/01        4863          9007        5574         5738
    3/01        3851          8437        4800         4898
    4/01        4823          9092        5716         5854
    5/01        4475          9153        5488         5581
    6/01        4373          8930        5503         5489
    7/01        4005          8842        5111         5049
    8/01        3412          8289        4445         4418
    9/01        2553          7620        3546         3470
   10/01        2991          7765        4115         3996
   11/01        3513          8361        4817         4577
   12/01        3490          8434        4732         4600
    1/02        3468          8311        4727         4519
    2/02        2933          8151        4095         3916
    3/02        3250          8457        4387         4272
    4/02        2816          7945        3849         3764
    5/02        2649          7886        3692         3567
    6/02        2277          7325        3170         3097
    7/02        1989          6754        2849         2766
    8/02        1914          6798        2813         2701
    9/02        1591          6060        2311         2325
   10/02        1838          6593        2815         2677
   11/02        2118          6981        3308         3086
   12/02        1824          6571        2826         2696
    1/03        1808          6399        2801         2680
    2/03        1826          6303        2844         2691
    3/03        1792          6364        2812         2689
    4/03        1954          6888        3105         2941
    5/03        2165          7250        3452         3279
    6/03        2144          7343        3443         3302
    7/03        2238          7472        3641         3480
    8/03        2415          7618        3893         3734
    9/03        2321          7537        3836         3635
   10/03        2577          7963        4210         4000
   11/03        2623          8033        4291         4061
   12/03        2601          8454        4357         4080
    1/04        2703          8610        4562         4280
    2/04        2655          8729        4433         4213
    3/04        2584          8597        4311         4124

================================================================================

(1)   Lipper Inc.

================================================================================
                                [MOUNTAIN CHART]

    4/04            2418       8463         4059         3840
    5/04            2540       8579         4284         4031
    6/04            2576       8745         4390         4101
    7/04            2307       8456         3974         3653
    8/04            2212       8490         3776         3506
    9/04            2314       8582         3907         3670
   10/04            2464       8713         4114         3877
   11/04            2602       9065         4346         4093
   12/04            2674       9374         4484         4248
    1/05            2520       9145         4188         3993
    2/05            2534       9338         4196         4003
    3/05            2452       9172         4094         3897
    4/05            2343       8999         3885         3740
    5/05            2544       9285         4238         4073
    6/05            2493       9298         4156         4025
    7/05            2615       9644         4436         4268
    8/05            2584       9556         4402         4241
    9/05            2612       9633         4447         4323
   10/05            2559       9472         4368         4230
   11/05            2720       9830         4660         4464
   12/05            2704       9834         4575         4476
    1/06            2872      10094         4745         4751
    2/06            2841      10121         4672         4673
    3/06            2937      10247         4777         4790
    4/06            2974      10385         4746         4789
    5/06            2719      10086         4397         4426
    6/06            2681      10100         4337         4346
    7/06            2550      10162         4151         4136
    8/06            2693      10403         4476         4367
    9/06            2834      10671         4656         4508
   10/06            2881      11019         4842         4628
   11/06            2982      11228         5017         4827
   12/06            2952      11386         4986         4777
    1/07            2965      11558         5067         4854
    2/07            2936      11332         4963         4819
    3/07            2919      11459         4986         4845
    4/07            3001      11966         5236         5012
    5/07            3098      12383         5461         5206
    6/07            3135      12178         5505         5271
    7/07            3122      11801         5466         5266
    8/07            3222      11977         5624         5377
    9/07            3374      12425         5858         5659
   10/07            3523      12622         6249         6003
   11/07            3172      12094         5759         5551
   12/07            3145      12011         5831         5578
    1/08            2739      11290         5092         4855
    2/08            2639      10924         4918         4735
    3/08            2601      10877         4963         4703
    4/08            2816      11406         5324         5064
    5/08            3013      11554         5661         5348
    6/08            2744      10581         5122         4880
    7/08            2667      10492         5087         4779
    8/08            2740      10644         5198         4868
    9/08            2333       9696         4480         4154
   10/08            1910       8068         3658         3403
   11/08            1686       7489         3246         3011
   12/08            1730       7568         3304         3118
    1/09            1672       6931         3232         3048
    2/09            1614       6195         3094         2930
    3/09            1793       6737         3460         3254

================================================================================

==========================================
AVERAGE ANNUAL TOTAL RETURNS                 MAXIMUM SALES CHARGE UNLESS OTHERWISE
As of 3/31/09, including maximum             STATED. INVESTMENT RETURN AND PRINCIPAL
applicable sales charges                     VALUE WILL FLUCTUATE SO THAT YOU MAY HAVE
                                             A GAIN OR LOSS WHEN YOU SELL SHARES.
CLASS A SHARES
Inception (3/28/02)                 -8.12%      THE NET ANNUAL FUND OPERATING EXPENSE
  5 Years                           -7.44    RATIO SET FORTH IN THE MOST RECENT FUND
  1 Year                           -34.36    PROSPECTUS AS OF THE DATE OF THIS REPORT
                                             FOR CLASS A, CLASS B, CLASS C, CLASS Y AND
CLASS B SHARES                               INVESTOR CLASS SHARES WAS 1.56%, 2.31%,
Inception (3/28/02)                 -8.09%   2.31%, 1.31% AND 1.53%,
  5 Years                           -7.44    RESPECTIVELY.(1) THE TOTAL ANNUAL FUND
  1 Year                           -34.52    OPERATING EXPENSE RATIO SET FORTH IN THE
                                             MOST RECENT FUND PROSPECTUS AS OF THE DATE
CLASS C SHARES                               OF THIS REPORT FOR CLASS A, CLASS B, CLASS
Inception (2/14/00)               -17.16%    C, CLASS Y AND INVESTOR CLASS SHARES WAS
  5 Years                          -7.05     1.57%, 2.32%, 2.32%, 1.32% AND 1.54%,
  1 Year                          -31.72     RESPECTIVELY. THE EXPENSE RATIOS PRESENTED
                                             ABOVE MAY VARY FROM THE EXPENSE RATIOS
CLASS Y SHARES                               PRESENTED IN OTHER SECTIONS OF THIS REPORT
  10 Years                          -6.96%   THAT ARE BASED ON EXPENSES INCURRED DURING
  5 Years                           -6.36    THE PERIOD COVERED BY THIS REPORT.
  1 Year                           -30.45
                                                CLASS A SHARE PERFORMANCE REFLECTS THE
INVESTOR CLASS SHARES                        MAXIMUM 5.50% SALES CHARGE, AND CLASS B
Inception (1/19/84)                  7.95%   AND CLASS C SHARE PERFORMANCE REFLECTS THE
  10 Years                          -6.97    APPLICABLE CONTINGENT DEFERRED SALES
  5 Years                           -6.38    CHARGE (CDSC) FOR THE PERIOD INVOLVED. THE
  1 Year                           -30.53    CDSC ON CLASS B SHARES DECLINES FROM 5%
==========================================   BEGINNING AT THE TIME OF PURCHASE TO 0% AT
                                             THE BEGINNING OF THE SEVENTH YEAR. THE
CLASS Y SHARES' INCEPTION DATE IS OCTOBER    CDSC ON CLASS C SHARES IS 1% FOR THE
3, 2008; RETURNS SINCE THAT DATE ARE ACTUAL  FIRST YEAR AFTER PURCHASE. CLASS Y SHARES
RETURNS. ALL OTHER RETURNS ARE BLENDED       AND INVESTOR CLASS SHARES DO NOT HAVE A
RETURNS OF ACTUAL CLASS Y SHARE              FRONT-END SALES CHARGE OR A CDSC;
PERFORMANCE AND RESTATED INVESTOR CLASS      THEREFORE, PERFORMANCE IS AT NET ASSET
SHARE PERFORMANCE (FOR PERIODS PRIOR TO      VALUE.
THE INCEPTION DATE OF CLASS Y SHARES) AT
NET ASSET VALUE. THE RESTATED INVESTOR          THE PERFORMANCE OF THE FUND'S SHARE
CLASS SHARE PERFORMANCE REFLECTS THE RULE    CLASSES WILL DIFFER PRIMARILY DUE TO
12B-1 FEES APPLICABLE TO INVESTOR CLASS      DIFFERENT SALES CHARGE STRUCTURES AND
SHARES AS WELL AS ANY FEE WAIVERS OR         CLASS EXPENSES.
EXPENSE REIMBURSEMENTS RECEIVED BY
INVESTOR CLASS SHARES. INVESTOR CLASS           HAD THE ADVISOR NOT WAIVED FEES AND/OR
SHARES' INCEPTION DATE IS JANUARY 19,        REIMBURSED EXPENSES, PERFORMANCE WOULD
1984.                                        HAVE BEEN LOWER.

   THE PERFORMANCE DATA QUOTED REPRESENT     (1) TOTAL ANNUAL OPERATING EXPENSES LESS
PAST PERFORMANCE AND CANNOT GUARANTEE            ANY CONTRACTUAL FEE WAIVERS AND/OR
COMPARABLE FUTURE RESULTS; CURRENT               EXPENSE REIMBURSEMENTS BY THE ADVISOR
PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE       IN EFFECT THROUGH AT LEAST JUNE
VISIT INVESCOAIM.COM FOR THE MOST RECENT         30, 2009. SEE CURRENT PROSPECTUS FOR
MONTH-END PERFORMANCE. PERFORMANCE FIGURES       MORE INFORMATION.
REFLECT REINVESTED DISTRIBUTIONS, CHANGES
IN NET ASSET VALUE AND THE EFFECT OF THE


7   AIM TECHNOLOGY FUND

====================================================================================================================================

AIM TECHNOLOGY FUND'S INVESTMENT OBJECTIVE IS CAPITAL GROWTH.

o  Unless otherwise stated, information presented in this report is as of March 31, 2009, and is based on total net assets.

o  Unless otherwise noted, all data provided by Invesco Aim.

ABOUT SHARE CLASSES                          o  Many of the products and services         o  The Fund is not managed to track the
                                                offered in technology-related                performance of any particular index,
o  Effective September 30, 2003, only           industries are subject to rapid              including the indexes defined here, and
   previously established qualified plans       obsolescence, which may lower the value      consequently, the performance of the
   are eligible to purchase Class B shares      of the securities of the companies in        Fund may deviate significantly from the
   of any AIM fund.                             this sector.                                 performance of the indexes.

o  Class Y shares are available to only      ABOUT INDEXES USED IN THIS REPORT            o  A direct investment cannot be made in
   certain investors. Please see the                                                         an index. Unless otherwise indicated,
   prospectus for more information.          o  The S&P 500--REGISTERED TRADEMARK--          index results include reinvested
                                                INDEX is a market                            dividends, and they do not reflect
o  All Investor Class shares are closed to      capitalization-weighted index covering       sales charges. Performance of the peer
   new investors. Contact your financial        all major areas of the U.S. economy. It      group reflects fund expenses;
   advisor about purchasing our other           is not the 500 largest companies, but        performance of a market index does not.
   share classes.                               rather the most widely held 500
                                                companies chosen with respect to market   OTHER INFORMATION
PRINCIPAL RISKS OF INVESTING IN THE FUND        size, liquidity, and their industry.
                                                                                          o  The Chartered Financial Analyst--REGIS-
o  Since a large percentage of the Fund's    o  The S&P NORTH AMERICAN TECHNOLOGY            TERED TRADEMARK- (CFA--REGISTERED
   assets may be invested in securities of      SECTOR INDEX is a modified                   TRADEMARK--) designation is a globally
   a limited number of companies, each          capitalization-weighted index composed       recognized standard for measuring the
   investment has a greater effect on the       of companies involved in the technology      competence and integrity of investment
   Fund's overall performance, and any          industry.                                    professionals.
   change in the value of those securities
   could significantly affect the value of   o  The LIPPER SCIENCE & TECHNOLOGY FUNDS     o  The returns shown in the managements
   your investment in the Fund.                 INDEX is an equally weighted                 discussion of Fund performance are
                                                representation of the largest funds in       based on net asset values calculated
o  Prices of equity securities change in        the Lipper Science & Technology Funds        for shareholder transactions. Generally
   response to many factors including the       category. These funds invest at least        accepted accounting principles require
   historical and prospective earnings of       65% of their portfolios in science and       adjustments to be made to the net
   the issuer, the value of its assets,         technology stocks.                           assets of the Fund at period end for
   general economic conditions, interest                                                     financial reporting purposes, and as
   rates, investor perceptions and market    o  The NASDAQ 100 INDEX includes 100 of         such, the net asset values for
   liquidity.                                   the largest domestic and international       shareholder transactions and the
                                                non-financial securities listed on the       returns based on those net asset values
o  Foreign securities have additional           Nasdaq Stock Market based on market          may differ from the net asset values
   risks, including exchange rate changes,      capitalization.                              and returns reported in the Financial
   political and economic upheaval, the                                                      Highlights.
   relative lack of information,             o  The MERRILL LYNCH 100 TECHNOLOGY INDEX
   relatively low market liquidity, and         (price-only) is an equal-dollar           o  Industry classifications used in this
   the potential lack of strict financial       weighted index of 100 stocks designed        report are generally according to the
   and accounting controls and standards.       to measure the performance of a cross        Global Industry Classification
                                                section of large, actively traded            Standard, which was developed by and is
o  There is no guarantee that the               technology stocks and American               the exclusive property and a service
   investment techniques and risk analyses      Depositary Receipts. As of May 1, 2009,      mark of MSCI Inc. and Standard &
   used by the Fund's portfolio managers        the Fund has elected to use the Merrill      Poor's.
   will produce the desired results.            Lynch 100 Technology Index as its
                                                style-specific benchmark instead of the
o  The prices of securities held by the         S&P North American Technology Sector
   Fund may decline in response to market       Index because the Merrill Lynch 100
   risks.                                       Technology Index more appropriately
                                                reflects the Fund's investment style.
o  The Fund's investments are concentrated
   in a comparatively narrow segment of
   the economy. Consequently, the Fund may
   tend to be more volatile than other
   mutual funds, and the value of the
   Fund's investments may tend to rise and
   fall more rapidly.

=======================================================================================   ==========================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS,     FUND NASDAQ SYMBOLS
WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES.
INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.                                      Class A Shares                       ITYAX
=======================================================================================   Class B Shares                       ITYBX
                                                                                          Class C Shares                       ITHCX
NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE                                         Class Y Shares                       ITYYX
                                                                                          Investor Class Shares                FTCHX
                                                                                          ==========================================


8   AIM TECHNOLOGY FUND

Supplement to Annual Report dated 3/31/09

AIM TECHNOLOGY FUND

                                             ==========================================
INSTITUTIONAL CLASS SHARES                   AVERAGE ANNUAL TOTAL RETURNS                    Please note that past performance is
                                             For periods ended 3/31/09                    not indicative of future results. More
The following information has been                                                        recent returns may be more or less than
prepared to provide Institutional Class      Inception (12/21/98)                -4.56%   those shown. All returns assume
shareholders with a performance overview     10 Years                            -6.32    reinvestment of distributions at NAV.
specific to their holdings. Institutional     5 Years                            -5.67    Investment return and principal value will
Class shares are offered exclusively to       1 Year                            -30.07    fluctuate so your shares, when redeemed,
institutional investors, including defined   ==========================================   may be worth more or less than their
contribution plans that meet certain                                                      original cost. See full report for
criteria.                                    Institutional Class shares have no sales     information on comparative benchmarks.
                                             charge; therefore, performance is at net     Please consult your Fund prospectus for
                                             asset value (NAV). Performance of            more information. For the most current
                                             Institutional Class shares will differ       month-end performance, please call 800 451
                                             from performance of other share classes      4246 or visit invescoaim.com.
                                             primarily due to differing sales charges
                                             and class expenses.                          (1) Total annual operating expenses less
                                                                                              any contractual fee waivers and/or
                                                The net annual Fund operating expense         expense reimbursements by the advisor
                                             ratio set forth in the most recent Fund          in effect through at least June 30,
                                             prospectus as of the date of this                2009. See current prospectus for more
                                             supplement for Institutional Class shares        information.
                                             was 0.87%.(1) The total annual Fund
                                             operating expense ratio set forth in the
                                             most recent Fund prospectus as of the date
                                             of this supplement for Institutional Class
                                             shares was 0.88%. The expense ratios
                                             presented above may vary from the expense
                                             ratios presented in other sections of the
                                             actual report that are based on expenses
                                             incurred during the period covered by the
                                             report.

                                                Had the advisor not waived fees and/or
                                             expenses in the past, performance would
                                             have been lower.

==========================================
NASDAQ SYMBOL                        FTPIX
==========================================

Over for information on your Fund's expenses.

THIS SUPPLEMENT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND
PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND
EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.

FOR INSTITUTIONAL INVESTOR USE ONLY
                                                                                                                  [INVESCO AIM LOGO]
This material is for institutional investor use only and may not be quoted, reproduced                             - SERVICE MARK -
or shown to the public, nor used in written form as sales literature for public use.

invescoaim.com   I-TEC-INS-1   Invesco Aim Distributors, Inc.

CALCULATING YOUR ONGOING FUND EXPENSES


EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2008, through March 31, 2009.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.


-----------------------------------------------------------------------------------------------------------
                                                                            HYPOTHETICAL
                                                                      (5% ANNUAL RETURN BEFORE
                                                   ACTUAL                     EXPENSES)
                                         ------------------------------------------------------
                            BEGINNING        ENDING       EXPENSES       ENDING       EXPENSES   ANNUALIZED
                          ACCOUNT VALUE  ACCOUNT VALUE  PAID DURING  ACCOUNT VALUE  PAID DURING    EXPENSE
          CLASS             (10/01/08)   (03/31/09)(1)   PERIOD(2)     (03/31/09)    PERIOD(2)      RATIO
-----------------------------------------------------------------------------------------------------------
      Institutional         $1,000.00       $773.90        $4.25       $1,020.14       $4.84        0.96%
-----------------------------------------------------------------------------------------------------------



(1) The actual ending account value is based on the actual total return of the Fund for the period October 1, 2008, through March 31, 2009, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half year.


AIM TECHNOLOGY FUND

SCHEDULE OF INVESTMENTS(a)

March 31, 2009





                                                        SHARES           VALUE
----------------------------------------------------------------------------------

COMMON STOCKS & OTHER EQUITY INTERESTS-94.20%

APPLICATION SOFTWARE-7.86%

Adobe Systems Inc.(b)(c)                                  516,365    $  11,045,047
----------------------------------------------------------------------------------
Amdocs Ltd.(b)(c)                                         517,784        9,589,360
----------------------------------------------------------------------------------
ANSYS, Inc.(b)(c)                                          93,114        2,337,161
----------------------------------------------------------------------------------
Nuance Communications, Inc.(b)(c)                         484,787        5,264,787
----------------------------------------------------------------------------------
Solera Holdings Inc.(b)(c)                                169,411        4,198,005
==================================================================================
                                                                        32,434,360
==================================================================================


COMMUNICATIONS EQUIPMENT-14.27%

Brocade Communications Systems, Inc.(b)(c)                522,207        1,801,614
----------------------------------------------------------------------------------
Cisco Systems, Inc.(b)(c)                                 749,774       12,573,710
----------------------------------------------------------------------------------
Harris Corp.(b)                                           100,659        2,913,072
----------------------------------------------------------------------------------
NICE Systems Ltd.-ADR (Israel)(c)                         493,110       12,258,715
----------------------------------------------------------------------------------
Nokia-ADR (Finland)                                       483,533        5,642,830
----------------------------------------------------------------------------------
Nortel Networks Corp. (Canada)(b)(c)                       12,833            2,887
----------------------------------------------------------------------------------
Polycom, Inc.(b)(c)                                       195,188        3,003,943
----------------------------------------------------------------------------------
QUALCOMM Inc.(b)                                          365,448       14,219,582
----------------------------------------------------------------------------------
Research In Motion Ltd. (Canada)(b)(c)                    150,358        6,475,919
==================================================================================
                                                                        58,892,272
==================================================================================


COMPUTER HARDWARE-10.12%

Apple Inc.(b)(c)                                          117,555       12,357,381
----------------------------------------------------------------------------------
Dell Inc.(b)(c)                                           395,312        3,747,558
----------------------------------------------------------------------------------
Hewlett-Packard Co.(b)                                    478,547       15,342,217
----------------------------------------------------------------------------------
International Business Machines Corp.(b)                   87,298        8,458,303
----------------------------------------------------------------------------------
Teradata Corp.(c)                                         116,172        1,884,310
==================================================================================
                                                                        41,789,769
==================================================================================


COMPUTER STORAGE & PERIPHERALS-3.84%

EMC Corp.(b)(c)                                           975,441       11,120,027
----------------------------------------------------------------------------------
NetApp, Inc.(b)(c)                                        140,377        2,083,195
----------------------------------------------------------------------------------
Seagate Technology(b)                                     441,908        2,655,867
==================================================================================
                                                                        15,859,089
==================================================================================


DATA PROCESSING & OUTSOURCED SERVICES-2.69%

Alliance Data Systems Corp.(b)(c)                         124,493        4,600,016
----------------------------------------------------------------------------------
MasterCard, Inc.-Class A(b)                                24,378        4,082,828
----------------------------------------------------------------------------------
VeriFone Holdings, Inc.(b)(c)                             353,005        2,400,434
==================================================================================
                                                                        11,083,278
==================================================================================


ELECTRONIC COMPONENTS-1.15%

Dolby Laboratories Inc.-Class A(b)(c)                     139,629        4,762,745
==================================================================================


ELECTRONIC EQUIPMENT & INSTRUMENTS-0.98%

Cogent Inc.(b)(c)                                         340,847        4,056,079
==================================================================================


ELECTRONIC MANUFACTURING SERVICES-1.10%

Tyco Electronics Ltd.(b)                                  412,833        4,557,676
==================================================================================


HOME ENTERTAINMENT SOFTWARE-2.73%

Activision Blizzard, Inc.(b)(c)                           708,197        7,407,741
----------------------------------------------------------------------------------
Nintendo Co., Ltd. (Japan)                                 13,100        3,840,951
==================================================================================
                                                                        11,248,692
==================================================================================


INTEGRATED TELECOMMUNICATION SERVICES-1.98%

AT&T Inc.(b)                                              323,910        8,162,532
==================================================================================


INTERNET RETAIL-0.70%

Amazon.com, Inc.(b)(c)                                     39,466        2,898,383
==================================================================================


INTERNET SOFTWARE & SERVICES-8.87%

Ariba Inc.(b)(c)                                          674,600        5,889,258
----------------------------------------------------------------------------------
DivX, Inc.(b)(c)                                          630,513        3,171,480
----------------------------------------------------------------------------------
eBay Inc.(b)(c)                                           494,070        6,205,519
----------------------------------------------------------------------------------
Google Inc.-Class A(b)(c)                                  36,481       12,697,577
----------------------------------------------------------------------------------
Omniture, Inc.(b)(c)                                      393,999        5,196,847
----------------------------------------------------------------------------------
Yahoo! Inc.(b)(c)                                         268,663        3,441,573
==================================================================================
                                                                        36,602,254
==================================================================================


IT CONSULTING & OTHER SERVICES-2.73%

Cognizant Technology Solutions Corp.-Class A(b)(c)        542,513       11,278,845
==================================================================================


OTHER DIVERSIFIED FINANCIAL SERVICES-1.79%

BlueStream Ventures L.P. (Acquired 08/03/00-
  06/13/08; Cost $25,801,962)(d)(e)                            --        7,383,682
==================================================================================


SEMICONDUCTOR EQUIPMENT-3.01%

Applied Materials, Inc.(b)                                487,164        5,237,013
----------------------------------------------------------------------------------
ASML Holding N.V.-New York Shares (Netherlands)(b)        319,700        5,597,947
----------------------------------------------------------------------------------
Varian Semiconductor Equipment Associates,
  Inc.(b)(c)                                               72,913        1,579,296
==================================================================================
                                                                        12,414,256
==================================================================================


SEMICONDUCTORS-13.23%

Intel Corp.(b)                                          1,044,081       15,713,419
----------------------------------------------------------------------------------
Intersil Corp.-Class A(b)                                 554,104        6,372,196
----------------------------------------------------------------------------------
Marvell Technology Group Ltd.(b)(c)                       962,583        8,817,260
----------------------------------------------------------------------------------
Microsemi Corp.(b)(c)                                     491,882        5,705,831
----------------------------------------------------------------------------------
ON Semiconductor Corp.(b)(c)                              927,802        3,618,428
----------------------------------------------------------------------------------
Texas Instruments Inc.(b)                                 226,757        3,743,758
----------------------------------------------------------------------------------
Xilinx, Inc.(b)                                           555,146       10,636,598
==================================================================================
                                                                        54,607,490
==================================================================================




See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        AIM TECHNOLOGY FUND

                                                        SHARES           VALUE
----------------------------------------------------------------------------------
SYSTEMS SOFTWARE-14.60%

Check Point Software Technologies Ltd.
  (Israel)(b)(c)                                          595,367    $  13,223,101
----------------------------------------------------------------------------------
McAfee Inc.(b)(c)                                         411,086       13,771,381
----------------------------------------------------------------------------------
Microsoft Corp.(b)                                        853,941       15,686,896
----------------------------------------------------------------------------------
Novell, Inc.(c)                                         1,366,707        5,822,172
----------------------------------------------------------------------------------
Oracle Corp.(b)                                           533,673        9,643,471
----------------------------------------------------------------------------------
Red Hat, Inc.(c)                                          117,696        2,099,697
==================================================================================
                                                                        60,246,718
==================================================================================


WIRELESS TELECOMMUNICATION SERVICES-2.55%

American Tower Corp.-Class A(c)                           346,285       10,537,453
==================================================================================
     Total Common Stocks & Other Equity Interests
       (Cost $446,887,707)                                             388,815,573
==================================================================================


                                                       PRINCIPAL
                                                        AMOUNT
U.S. TREASURY NOTES-0.28%

3.13%, 11/30/09 (Cost $1,170,096)                    $  1,150,000        1,169,855
==================================================================================



MONEY MARKET FUNDS-5.18%

Liquid Assets Portfolio-Institutional Class(f)         10,682,072    $  10,682,072
----------------------------------------------------------------------------------
Premier Portfolio-Institutional Class(f)               10,682,072       10,682,072
==================================================================================
     Total Money Market Funds (Cost $21,364,144)                        21,364,144
==================================================================================
TOTAL INVESTMENTS (excluding investments purchased
  with cash collateral from securities on
  loan)-99.66% (Cost $469,421,947)                                     411,349,572
==================================================================================



INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES ON
  LOAN


MONEY MARKET FUNDS-29.55%

Liquid Assets Portfolio-Institutional Class (Cost
  $121,957,851)(f)(g)                                 121,957,851      121,957,851
==================================================================================
TOTAL INVESTMENTS-129.21% (Cost $591,379,798)                          533,307,423
==================================================================================
OTHER ASSETS LESS LIABILITIES-(29.21)%                                (120,576,067)
==================================================================================
NET ASSETS-100.00%                                                   $ 412,731,356
__________________________________________________________________________________
==================================================================================



Investment Abbreviations:

ADR  - American Depositary Receipt


Notes to Schedule of Investments:

(a) Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor's.
(b)   All or a portion of this security was out on loan at March 31, 2009.
(c)   Non-income producing security.
(d) The Fund has a 10.29% ownership of BlueStream Ventures L.P. ("BlueStream") and has a remaining commitment of $829,416 to purchase additional interests in BlueStream Ventures L.P., which is subject to the terms of the limited partnership agreement. BlueStream may be considered an affiliated company. Security is considered venture capital. The value of this security as of March 31, 2009 represented 1.79% of the Fund's Net Assets. See Note 4.
(e) Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at March 31, 2009 represented 1.79% of the Fund's Net Assets.
(f) The money market fund and the Fund are affiliated by having the same investment advisor.
(g) The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 1J.


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        AIM TECHNOLOGY FUND

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2009




ASSETS:

Investments, at value (Cost $422,255,841)*                          $ 382,601,746
---------------------------------------------------------------------------------
Investments in affiliates, at value (Cost $169,123,957)               150,705,677
=================================================================================
     Total investments, at value (Cost $591,379,798)                  533,307,423
=================================================================================
Foreign currencies, at value (Cost $17,718)                                16,337
---------------------------------------------------------------------------------
Receivables for:
  Investments sold                                                      1,979,166
---------------------------------------------------------------------------------
  Fund shares sold                                                        354,481
---------------------------------------------------------------------------------
  Dividends and Interest                                                  670,748
---------------------------------------------------------------------------------
Investment for trustee deferred compensation and retirement plans         135,266
---------------------------------------------------------------------------------
Other assets                                                               44,183
=================================================================================
     Total assets                                                     536,507,604
_________________________________________________________________________________
=================================================================================


LIABILITIES:

Payables for:
  Investments purchased                                                   426,270
---------------------------------------------------------------------------------
  Fund shares reacquired                                                  211,107
---------------------------------------------------------------------------------
  Amount due custodian                                                    131,197
---------------------------------------------------------------------------------
  Collateral upon return of securities loaned                         121,957,851
---------------------------------------------------------------------------------
  Accrued fees to affiliates                                              662,160
---------------------------------------------------------------------------------
  Accrued other operating expenses                                        145,879
---------------------------------------------------------------------------------
Trustee deferred compensation and retirement plans                        241,784
=================================================================================
     Total liabilities                                                123,776,248
=================================================================================
Net assets applicable to shares outstanding                         $ 412,731,356
_________________________________________________________________________________
=================================================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest                                       $ 915,134,527
---------------------------------------------------------------------------------
Undistributed net investment income                                    14,116,858
---------------------------------------------------------------------------------
Undistributed net realized gain (loss)                               (458,444,827)
---------------------------------------------------------------------------------
Unrealized appreciation (depreciation)                                (58,075,202)
=================================================================================
                                                                    $ 412,731,356
_________________________________________________________________________________
=================================================================================



NET ASSETS:

Class A                                                             $ 122,823,138
_________________________________________________________________________________
=================================================================================
Class B                                                             $  16,951,976
_________________________________________________________________________________
=================================================================================
Class C                                                             $   9,339,520
_________________________________________________________________________________
=================================================================================
Class Y                                                             $     540,748
_________________________________________________________________________________
=================================================================================
Investor Class                                                      $ 262,729,738
_________________________________________________________________________________
=================================================================================
Institutional Class                                                 $     346,236
_________________________________________________________________________________
=================================================================================


SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                                                 6,912,785
_________________________________________________________________________________
=================================================================================
Class B                                                                 1,006,393
_________________________________________________________________________________
=================================================================================
Class C                                                                   569,595
_________________________________________________________________________________
=================================================================================
Class Y                                                                    30,668
_________________________________________________________________________________
=================================================================================
Investor Class                                                         14,915,196
_________________________________________________________________________________
=================================================================================
Institutional Class                                                      18,293.6
_________________________________________________________________________________
=================================================================================
Class A:
  Net asset value per share                                         $       17.77
---------------------------------------------------------------------------------
  Maximum offering price per share
     (Net asset value of $17.77 divided by 94.50%)                  $       18.80
_________________________________________________________________________________
=================================================================================
Class B:
  Net asset value and offering price per share                      $       16.84
_________________________________________________________________________________
=================================================================================
Class C:
  Net asset value and offering price per share                      $       16.40
_________________________________________________________________________________
=================================================================================
Class Y:
  Net asset value and offering price per share                      $       17.63
_________________________________________________________________________________
=================================================================================
Investor Class:
  Net asset value and offering price per share                      $       17.61
_________________________________________________________________________________
=================================================================================
Institutional Class:
  Net asset value and offering price per share                      $       18.93
_________________________________________________________________________________
=================================================================================



* At March 31, 2009, securities with an aggregate value of $121,145,361 were on loan to brokers.


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        AIM TECHNOLOGY FUND

STATEMENT OF OPERATIONS

For the year ended March 31, 2009




INVESTMENT INCOME:

Dividends from affiliates (includes securities lending income of $1,088,112)       $   5,486,722
------------------------------------------------------------------------------------------------
Dividends (net of foreign withholding taxes of $105,230)                               3,138,496
------------------------------------------------------------------------------------------------
Interest                                                                                  26,658
================================================================================================
     Total investment income                                                           8,651,876
================================================================================================


EXPENSES:

Advisory fees                                                                          4,028,787
------------------------------------------------------------------------------------------------
Administrative services fees                                                             175,022
------------------------------------------------------------------------------------------------
Custodian fees                                                                            26,008
------------------------------------------------------------------------------------------------
Distribution fees:
  Class A                                                                                440,805
------------------------------------------------------------------------------------------------
  Class B                                                                                273,416
------------------------------------------------------------------------------------------------
  Class C                                                                                130,708
------------------------------------------------------------------------------------------------
  Investor Class                                                                         808,187
------------------------------------------------------------------------------------------------
Transfer agent fees -- A, B, C, Y and Investor                                         4,266,306
------------------------------------------------------------------------------------------------
Transfer agent fees -- Institutional                                                          37
------------------------------------------------------------------------------------------------
Trustees' and officers' fees and benefits                                                 36,665
------------------------------------------------------------------------------------------------
Other                                                                                    428,437
================================================================================================
     Total expenses                                                                   10,614,378
================================================================================================
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)              (1,665,313)
================================================================================================
     Net expenses                                                                      8,949,065
================================================================================================
Net investment income (loss)                                                            (297,189)
================================================================================================


REALIZED AND UNREALIZED GAIN (LOSS) FROM:

Net realized gain (loss) from:
  Investment securities (includes net gains from securities sold to affiliates
     of $445,951)                                                                    (55,996,670)
------------------------------------------------------------------------------------------------
  Foreign currencies                                                                    (853,428)
------------------------------------------------------------------------------------------------
  Futures contracts                                                                    1,542,629
================================================================================================
                                                                                     (55,307,469)
================================================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                                             (141,821,455)
------------------------------------------------------------------------------------------------
  Foreign currencies                                                                     (48,527)
------------------------------------------------------------------------------------------------
  Futures contracts                                                                     (176,229)
================================================================================================
                                                                                    (142,046,211)
================================================================================================
Net realized and unrealized gain (loss)                                             (197,353,680)
================================================================================================
Net increase (decrease) in net assets resulting from operations                    $(197,650,869)
________________________________________________________________________________________________
================================================================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        AIM TECHNOLOGY FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended March 31, 2009 and 2008



                                                                                2009             2008
---------------------------------------------------------------------------------------------------------

OPERATIONS:

  Net investment income (loss)                                             $    (297,189)   $  (7,189,517)
---------------------------------------------------------------------------------------------------------
  Net realized gain (loss)                                                   (55,307,469)      10,960,682
---------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation)                      (142,046,211)     (76,832,106)
=========================================================================================================
     Net increase (decrease) in net assets resulting from operations        (197,650,869)     (73,060,941)
=========================================================================================================
Share transactions-net:
  Class A                                                                    (31,669,828)     (44,390,972)
---------------------------------------------------------------------------------------------------------
  Class B                                                                    (12,273,874)     (19,284,449)
---------------------------------------------------------------------------------------------------------
  Class C                                                                     (2,108,236)      (3,277,546)
---------------------------------------------------------------------------------------------------------
  Class Y                                                                        610,977               --
---------------------------------------------------------------------------------------------------------
  Investor Class                                                             (41,288,165)    (127,690,144)
---------------------------------------------------------------------------------------------------------
  Institutional Class                                                            326,108           (1,933)
=========================================================================================================
     Net increase (decrease) in net assets resulting from share
       transactions                                                          (86,403,018)    (194,645,044)
=========================================================================================================
     Net increase (decrease) in net assets                                  (284,053,887)    (267,705,985)
=========================================================================================================


NET ASSETS:

  Beginning of year                                                          696,785,243      964,491,228
=========================================================================================================
  End of year (includes undistributed net investment income of
     $14,116,858 and $(273,563), respectively)                             $ 412,731,356    $ 696,785,243
_________________________________________________________________________________________________________
=========================================================================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        AIM TECHNOLOGY FUND

NOTES TO FINANCIAL STATEMENTS

March 31, 2009

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Technology Fund (the "Fund") is a series portfolio of AIM Sector Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

  The Fund's investment objective is capital growth.

  The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class Y, Investor Class and Institutional Class. Investor Class shares of the Fund are offered only to certain grandfathered investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to contingent deferred sales charges ("CDSC"). Class B shares and Class C shares are sold with a CDSC. Class Y, Investor Class and Institutional Class shares are sold at net asset value. Generally, Class B shares will automatically convert to Class A shares on or the about month-end which is at least eight years after the date of purchase.

  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

        A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

        Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

        Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.

        Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

        Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities and Corporate Loans. The mean between the last bid and asked prices may be used to value debt obligations other than Corporate Loans.

        Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

        Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.


14        AIM TECHNOLOGY FUND

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

        The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.

        Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
      (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

        The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment advisor may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

        The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund's servicing agreements, that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. OTHER RISKS -- The Fund's investments are concentrated in a comparatively narrow segment of the economy. Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund's investments may tend to rise and fall more rapidly.

        Many of the products and services offered in technology-related industries are subject to rapid obsolescence, which may lower the value of the securities of the companies in this sector.

J. SECURITIES LENDING -- The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.


15        AIM TECHNOLOGY FUND

K. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and
      (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

        The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

L. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. Fluctuations in the value of these contracts are recorded as unrealized appreciation (depreciation) until the contracts are closed. When these contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. The Fund could be exposed to risk, which may be in excess of the amount reflected in the Statement of Assets and Liabilities, if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

M. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with Invesco Aim Advisors, Inc. (the "Advisor" or "Invesco Aim"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Advisor based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                            RATE
-------------------------------------------------------------------
First $350 million                                           0.75%
-------------------------------------------------------------------
Next $350 million                                            0.65%
-------------------------------------------------------------------
Next $1.3 billion                                            0.55%
-------------------------------------------------------------------
Next $2 billion                                              0.45%
-------------------------------------------------------------------
Next $2 billion                                              0.40%
-------------------------------------------------------------------
Next $2 billion                                              0.375%
-------------------------------------------------------------------
Over $8 billion                                              0.35%
___________________________________________________________________
===================================================================




  Under the terms of a master sub-advisory agreement the Advisor and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the "Affiliated Sub-Advisors") the Advisor, not the Fund, may pay 40% of the fees paid to the Advisor to any such Affiliated Sub-Advisor(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Advisor(s).

  The Advisor has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class Y, Investor Class and Institutional Class shares to 1.55%, 2.30%, 2.30%, 1.30%, 1.55% and 1.30% of average daily net assets, respectively, through at least June 30, 2009. In determining the Advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual operating expenses to exceed the numbers reflected above:
(i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with Invesco Ltd. ("Invesco") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the Fund.


16        AIM TECHNOLOGY FUND

  The Advisor has contractually agreed, through at least June 30, 2009, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Advisor receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

  For the year ended March 31, 2009, the Advisor waived advisory fees of $55,201 and reimbursed class level expenses of $1,546,803 for Class A, Class B, Class C, Class R, Class Y and Investor Class shares in proportion to the relative net assets of such classes.

  At the request of the Trustees of the Trust, Invesco agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended March 31, 2009, Invesco reimbursed expenses of the Fund in the amount of $8,786.

  The Trust has entered into a master administrative services agreement with Invesco Aim pursuant to which the Fund has agreed to pay Invesco Aim for certain administrative costs incurred in providing accounting services to the Fund. For the year ended March 31, 2009, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.

  The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. ("IAIS") pursuant to which the Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the course of providing such services. IAIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IAIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust's Board of Trustees. For the year ended March 31, 2009, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

  The Trust has entered into master distribution agreements with Invesco Aim Distributors, Inc. ("IADI") to serve as the distributor for the Class A, Class B, Class C, Class Y, Investor Class and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Investor Class shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays IADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares. The Fund, pursuant to the Investor Class Plan, reimburses IADI for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Investor Class shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority ("FINRA") impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended March 31, 2009, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.

  Front-end sales commissions and CDSC (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended March 31, 2009, IADI advised the Fund that IADI retained $22,800 in front-end sales commissions from the sale of Class A shares and $56, $36,778 and $1,090 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

  Certain officers and trustees of the Trust are officers and directors of Invesco Aim, IAIS and/or IADI.

NOTE 3--SUPPLEMENTAL INFORMATION

The Fund adopted the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), effective with the beginning of the Fund's fiscal year. SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment's assigned level:

  Level 1 -- Prices are determined using quoted prices in an active market for identical assets.

  Level 2 -- Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

  Level 3 -- Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

  Below is a summary of the tiered valuation input levels, as of the end of the reporting period, March 31, 2009. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

                        INVESTMENTS IN
INPUT LEVEL               SECURITIES
--------------------------------------
Level 1                  $520,912,935
--------------------------------------
Level 2                     5,010,806
--------------------------------------
Level 3                     7,383,682
======================================
                         $533,307,423
______________________________________
======================================





17        AIM TECHNOLOGY FUND

NOTE 4--INVESTMENTS IN OTHER AFFILIATES

The Investment Company Act of 1940 defines affiliates as those issuances in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The following is a summary of the investments in affiliates for the year ended March 31, 2009.

                                                                        CHANGE IN
                                                                       UNREALIZED
                                    VALUE     PURCHASES   PROCEEDS    APPRECIATION      VALUE      DIVIDEND     REALIZED
                                  03/31/08     AT COST   FROM SALES  (DEPRECIATION)    03/31/09     INCOME    GAIN (LOSS)
-------------------------------------------------------------------------------------------------------------------------

BlueStream Ventures L.P.        $ 11,660,283  $ 829,415     $ --      $ (5,106,016)  $ 7,383,682  $3,525,751      $--
_________________________________________________________________________________________________________________________
=========================================================================================================================



NOTE 5--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended March 31, 2009, the Fund engaged in securities purchases of $4,017,687 and securities sales of $579,075, which resulted in net realized gains of $445,951.

NOTE 6--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended March 31, 2009, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $54,523.

NOTE 7--TRUSTEES' AND OFFICERS' FEES AND BENEFITS

"Trustees' and Officers' Fees and Benefits" include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officers' Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officers' Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

  During the year ended March 31, 2009, the Fund paid legal fees of $6,347 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 8--CASH BALANCES

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either
(i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco Aim, not to exceed the contractually agreed upon rate.

NOTE 9--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

There were no ordinary income or long term gain distributions paid during the years ended March 31, 2009 and 2008.

TAX COMPONENTS OF NET ASSETS AT PERIOD-END:

                                                                                        2009
------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) -- investments                          $ (50,301,386)
------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) -- other investments                           (2,827)
------------------------------------------------------------------------------------------------
Temporary book/tax differences                                                          (241,158)
------------------------------------------------------------------------------------------------
Capital loss carryforward                                                           (387,781,326)
------------------------------------------------------------------------------------------------
Post-October deferrals                                                               (64,076,474)
------------------------------------------------------------------------------------------------
Shares of beneficial interest                                                        915,134,527
================================================================================================
Total net assets                                                                   $ 412,731,356
________________________________________________________________________________________________
================================================================================================





18        AIM TECHNOLOGY FUND

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation (depreciation) difference is attributable primarily to wash sales, the deferral of losses on certain straddles and the treatment of partnerships.

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited to utilizing $307,274,780 of capital loss carryforward in the fiscal year ending March 31, 2010.

  The Fund has a capital loss carryforward as of March 31, 2009 which expires as follows:

                                                                                   CAPITAL LOSS
EXPIRATION                                                                        CARRYFORWARD*
-----------------------------------------------------------------------------------------------
March 31, 2010                                                                     $ 16,166,857
-----------------------------------------------------------------------------------------------
March 31, 2011                                                                      367,910,113
-----------------------------------------------------------------------------------------------
March 31, 2017                                                                        3,704,356
===============================================================================================
Total capital loss carryforward                                                    $387,781,326
_______________________________________________________________________________________________
===============================================================================================



* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended March 31, 2009 was $363,274,847 and $380,442,061, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

         UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities                          $ 41,147,009
------------------------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities                         (91,448,395)
================================================================================================
Net unrealized appreciation (depreciation) of investment securities                 $(50,301,386)
________________________________________________________________________________________________
================================================================================================
Cost of investments for tax purposes is $583,608,809.


NOTE 11--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions, partnership transactions and net operating losses, on March 31, 2009, undistributed net investment income was increased by $14,687,610, undistributed net realized gain (loss) was decreased by $5,867,031 and shares of beneficial interest decreased by $8,820,579. This reclassification had no effect on the net assets of the Fund.


19        AIM TECHNOLOGY FUND

NOTE 12--SHARE INFORMATION


                                                                               SUMMARY OF SHARE ACTIVITY
-------------------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED MARCH 31,
                                                             ------------------------------------------------------------
                                                                       2009(a)                           2008
                                                             ---------------------------     ----------------------------
                                                               SHARES          AMOUNT          SHARES           AMOUNT
-------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                     1,122,931     $ 26,184,013      1,032,191     $  32,029,351
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                       181,822        3,831,127        204,705         5,951,906
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                       104,271        2,209,616        150,130         4,279,397
-------------------------------------------------------------------------------------------------------------------------
  Class Y(b)                                                     32,672          645,381             --                --
-------------------------------------------------------------------------------------------------------------------------
  Investor Class                                              1,233,069       26,678,309      1,427,321        43,272,485
-------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                            18,303          332,049            269             9,664
=========================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                       458,008       10,763,061        362,234        10,164,311
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (480,915)     (10,763,061)      (378,464)      (10,164,311)
=========================================================================================================================
Reacquired:
  Class A(b)                                                 (3,161,933)     (68,616,902)    (2,902,938)      (86,584,634)
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (268,192)      (5,341,940)      (526,753)      (15,072,044)
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (212,421)      (4,317,852)      (273,622)       (7,556,943)
-------------------------------------------------------------------------------------------------------------------------
  Class Y                                                        (2,004)         (34,404)            --                --
-------------------------------------------------------------------------------------------------------------------------
  Investor Class(b)                                          (3,083,015)     (67,966,474)    (5,766,776)     (170,962,629)
-------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                              (330)          (5,941)          (363)          (11,597)
=========================================================================================================================
     Net increase (decrease) in share activity               (4,057,734)    $(86,403,018)    (6,672,066)    $(194,645,044)
_________________________________________________________________________________________________________________________
=========================================================================================================================



(a) There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 11% of the outstanding shares of the Fund. IADI has an agreement with this entity to sell Fund shares. The Fund, Invesco Aim, and/or Invesco Aim affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco Aim, and/or Invesco Aim affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this entity is also owned beneficially.
(b) Effective upon the commencement date of Class Y shares, October 3, 2008, the following shares were converted from Class A and Investor Class shares into Class Y shares of the Fund:

CLASS                                                                         SHARES       AMOUNT
--------------------------------------------------------------------------------------------------
Class Y                                                                       23,344     $ 488,353
--------------------------------------------------------------------------------------------------
Class A                                                                      (17,902)     (377,921)
--------------------------------------------------------------------------------------------------
Investor Class                                                               ( 5,279)     (110,432)
__________________________________________________________________________________________________
==================================================================================================





20        AIM TECHNOLOGY FUND

NOTE 13--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                  NET GAINS (LOSSES)
                           NET ASSET      NET        ON SECURITIES
                             VALUE,   INVESTMENT         (BOTH        TOTAL FROM   NET ASSET               NET ASSETS,
                           BEGINNING    INCOME       REALIZED AND     INVESTMENT  VALUE, END    TOTAL     END OF PERIOD
                           OF PERIOD   (LOSS)(a)      UNREALIZED)     OPERATIONS   OF PERIOD  RETURN(b)  (000S OMITTED)
-----------------------------------------------------------------------------------------------------------------------
CLASS A
Year ended 03/31/09          $25.58     $(0.00)(d)      $(7.81)(e)      $(7.81)     $17.77      (30.53)%(e) $122,823
Year ended 03/31/08           28.49      (0.23)          (2.68)          (2.91)      25.58      (10.21)      217,236
Year ended 03/31/07           28.45      (0.30)           0.34            0.04       28.49        0.14       284,962
Year ended 03/31/06           23.59      (0.28)           5.14            4.86       28.45       20.60       329,461
Year ended 03/31/05           24.71      (0.19)          (0.93)          (1.12)      23.59       (4.53)      314,755
-----------------------------------------------------------------------------------------------------------------------
CLASS B
Year ended 03/31/09           24.43      (0.16)(d)       (7.43)(e)       (7.59)      16.84      (31.07)(e)    16,952
Year ended 03/31/08           27.42      (0.44)          (2.55)          (2.99)      24.43      (10.90)       38,443
Year ended 03/31/07           27.59      (0.48)           0.31           (0.17)      27.42       (0.62)       62,355
Year ended 03/31/06           23.04      (0.45)           5.00            4.55       27.59       19.75        81,212
Year ended 03/31/05           24.29      (0.34)          (0.91)          (1.25)      23.04       (5.15)       88,240
-----------------------------------------------------------------------------------------------------------------------
CLASS C
Year ended 03/31/09           23.78      (0.16)(d)       (7.22)(e)       (7.38)      16.40      (31.03)(e)     9,340
Year ended 03/31/08           26.69      (0.42)          (2.49)          (2.91)      23.78      (10.90)       16,116
Year ended 03/31/07           26.86      (0.47)           0.30           (0.17)      26.69       (0.63)       21,386
Year ended 03/31/06           22.43      (0.44)           4.87            4.43       26.86       19.75        26,507
Year ended 03/31/05           23.64      (0.33)          (0.88)          (1.21)      22.43       (5.12)       27,016
-----------------------------------------------------------------------------------------------------------------------
CLASS Y
Year ended 03/31/09(g)        20.92       0.02(d)        (3.31)(e)       (3.29)      17.63      (15.73)(e)       541
-----------------------------------------------------------------------------------------------------------------------
INVESTOR CLASS
Year ended 03/31/09           25.35      (0.00)(d)       (7.74)(e)       (7.74)      17.61      (30.53)(e)   262,730
Year ended 03/31/08           28.23      (0.22)          (2.66)          (2.88)      25.35      (10.20)      424,981
Year ended 03/31/07           28.19      (0.28)           0.32            0.04       28.23        0.14       595,776
Year ended 03/31/06           23.37      (0.27)           5.09            4.82       28.19       20.63       783,509
Year ended 03/31/05           24.49      (0.20)          (0.92)          (1.12)      23.37       (4.57)      892,630
-----------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS
Year ended 03/31/09           27.07       0.12(d)        (8.26)(e)       (8.14)      18.93      (30.07)(e)       346
Year ended 03/31/08           29.95      (0.03)          (2.85)          (2.88)      27.07       (9.62)            9
Year ended 03/31/07           29.70      (0.11)           0.36            0.25       29.95        0.84            12
Year ended 03/31/06           24.44      (0.09)           5.35            5.26       29.70       21.52            12
Year ended 03/31/05           25.35      (0.02)          (0.89)          (0.91)      24.44       (3.59)           11
_______________________________________________________________________________________________________________________
=======================================================================================================================

                               RATIO OF          RATIO OF
                               EXPENSES          EXPENSES
                              TO AVERAGE      TO AVERAGE NET   RATIO OF NET
                              NET ASSETS      ASSETS WITHOUT    INVESTMENT
                           WITH FEE WAIVERS    FEE WAIVERS    INCOME (LOSS)
                            AND/OR EXPENSES  AND/OR EXPENSES    TO AVERAGE    PORTFOLIO
                               ABSORBED          ABSORBED       NET ASSETS   TURNOVER(c)
----------------------------------------------------------------------------------------
CLASS A
Year ended 03/31/09              1.55%(f)           1.83%(f)      (0.02)%(d)(f)   68%
Year ended 03/31/08              1.55               1.56          (0.77)          42
Year ended 03/31/07              1.56               1.57          (1.07)         126
Year ended 03/31/06              1.57               1.63          (1.09)         107
Year ended 03/31/05              1.50               1.68          (0.80)          92
----------------------------------------------------------------------------------------
CLASS B
Year ended 03/31/09              2.30%(f)           2.58(f)       (0.77)(d)(f)    68
Year ended 03/31/08              2.30               2.31          (1.52)          42
Year ended 03/31/07              2.31               2.32          (1.82)         126
Year ended 03/31/06              2.30               2.36          (1.82)         107
Year ended 03/31/05              2.15               2.33          (1.45)          92
----------------------------------------------------------------------------------------
CLASS C
Year ended 03/31/09              2.30%(f)           2.58(f)       (0.77)(d)(f)    68
Year ended 03/31/08              2.30               2.31          (1.52)          42
Year ended 03/31/07              2.31               2.32          (1.82)         126
Year ended 03/31/06              2.30               2.36          (1.82)         107
Year ended 03/31/05              2.15               2.33          (1.45)          92
----------------------------------------------------------------------------------------
CLASS Y
Year ended 03/31/09(g)           1.30%(f)(h)      1.86(f)(h)       0.23(d)(f)(h)  68
----------------------------------------------------------------------------------------
INVESTOR CLASS
Year ended 03/31/09              1.53%(f)           1.81(f)        0.00(d)(f)     68
Year ended 03/31/08              1.52               1.53          (0.74)          42
Year ended 03/31/07              1.53               1.54          (1.04)         126
Year ended 03/31/06              1.57               1.61          (1.09)         107
Year ended 03/31/05              1.56               1.58          (0.86)          92
----------------------------------------------------------------------------------------
INSTITUTIONAL CLASS
Year ended 03/31/09              0.90%(f)           0.91(f)        0.63(d)(f)     68
Year ended 03/31/08              0.86               0.87          (0.10)          42
Year ended 03/31/07              0.86               0.86          (0.37)         126
Year ended 03/31/06              0.81               0.81          (0.33)         107
Year ended 03/31/05              0.79               0.81          (0.09)          92
________________________________________________________________________________________
========================================================================================



(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets includes a distribution from BlueStreams Ventures L.P. on October 23, 2008. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the distribution are $(0.13) and (0.57)%, $(0.29) and (1.32)%, $(0.29) and (1.32)%, $(0.02) and (0.32)%, $(0.13) and (0.55)% and
     $(0.01) and 0.08% for Class A, Class B, Class C, Class Y, Investor Class and Institutional Class shares, respectively.
(e) Includes litigation proceeds received during the period. Had the litigation proceeds not been received, net gains(losses) on securities (both realized and unrealized) per share would have been $(8.01), $(7.63), $(7.42), $(3.33), $(7.94) and $(8.46) for Class A, Class B, Class C, Class Y, Investor Class and Institutional Class shares, respectively and total returns would have been lower.
(f) Ratios are based on average daily net assets (000's omitted) of $176,322, $27,342, $13,071, $415, $348,986 and $46 for Class A, Class B, Class C,
     Class Y, Investor Class and Institutional Class shares, respectively.
(g)  Commencement date of October 3, 2008 for Class Y shares.
(h)  Annualized.


21        AIM TECHNOLOGY FUND

NOTE 14--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On May 23, 2008, the Securities and Exchange Commission ("SEC") publicly posted its final approval of the Distribution Plans ("Distribution Plans") for the distribution of monies placed into two separate Fair Funds created pursuant to a settlement reached on October 8, 2004 between Invesco Funds Group, Inc. ("IFG"), Invesco Aim Advisors, Inc. ("Invesco Aim") and Invesco Aim Distributors, Inc. ("IADI") and the SEC (the "Order"). One of the Fair Funds consists of $325 million, plus interest and any contributions by other settling parties, for distribution to shareholders of certain mutual funds formerly advised by IFG who may have been harmed by market timing and related activity. The second Fair Fund consists of $50 million, plus interest and any contributions by other settling parties, for distribution to shareholders of certain mutual funds advised by Invesco Aim who may have been harmed by market timing and related activity. The Distribution Plans provide for the distribution to all eligible investors to compensate such investors for injury they may have suffered as a result of market timing in the affected funds. The Distribution Plans include a provision for any residual amounts in the Fair Funds to be distributed in the future to the affected funds. Because the distribution of the Fair Funds has not yet commenced, management of Invesco Aim and the Fund are unable to estimate the amount of distribution to be made to the Fund, if any.

  At the request of the trustees of the AIM Funds, Invesco Ltd. ("Invesco"), the parent company of IFG and Invesco Aim, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.

PENDING LITIGATION AND REGULATORY INQUIRIES


  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, Invesco Aim, IADI and/or related entities and individuals alleging that the defendants permitted improper market timing and related activity in the AIM Funds.

  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid.

  All lawsuits based on allegations of market timing, late trading and related issues were transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various Invesco Aim- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of ERISA purportedly brought on behalf of participants in the Invesco 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On January 5, 2008, the parties reached an agreement in principle to settle both the Consolidated Amended Class Action Complaint and Consolidated Amended Fund Derivative Complaint, subject to the MDL Court approval. Individual class members have the right to object. On December 15, 2008, the parties reached an agreement in principle to settle the Amended Class Action Complaint for Violations of ERISA, subject to the MDL Court approval. Individual class members have the right to object. No payments are required under the settlement; however, the parties agreed that certain limited changes to benefit plans and participants' accounts would be made.

  IFG, Invesco Aim, IADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, Invesco Aim and IADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, Invesco Aim, IADI and/or related entities and individuals in the future.

  Management of Invesco Aim and the Fund believe that the outcome of the Pending Litigation and Regulatory Inquiries described above will have no material adverse affect on the Fund or on the ability of Invesco Aim and IADI to provide ongoing services to the Fund.


22        AIM TECHNOLOGY FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Trustees of AIM Sector Funds and Shareholders of AIM Technology Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Technology Fund (one of the funds constituting AIM Sector Funds, hereafter referred to as the "Fund") at March 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2009, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

May 22, 2009
Houston, Texas



23        AIM TECHNOLOGY FUND

CALCULATING YOUR ONGOING FUND EXPENSES


EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. With the exception of the actual ending account value and expenses of the Class Y shares, the example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2008, through March 31, 2009. The actual ending account and expenses of the Class Y shares in the below example are based on an investment of $1,000 invested as of close of business October 3, 2008 (commencement date) and held through March 31, 2009.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period (as of close of business October 3, 2008 through March 31, 2009 for the Class Y shares). Because the actual ending account value and expense information in the example is not based upon a six month period for the Class Y shares, the ending account value and expense information may not provide a meaningful comparison to mutual funds that provide such information for a full six month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.


---------------------------------------------------------------------------------------------------
                                                                    HYPOTHETICAL
                                                              (5% ANNUAL RETURN BEFORE
                                           ACTUAL                     EXPENSES)
                                 ------------------------------------------------------
                    BEGINNING        ENDING       EXPENSES       ENDING       EXPENSES   ANNUALIZED
                  ACCOUNT VALUE  ACCOUNT VALUE  PAID DURING  ACCOUNT VALUE  PAID DURING    EXPENSE
      CLASS         (10/01/08)   (03/31/09)(1)   PERIOD(2)     (03/31/09)   PERIOD(2,3)     RATIO
---------------------------------------------------------------------------------------------------
        A           $1,000.00       $771.60        $ 6.85      $1,017.20       $ 7.80       1.55%
---------------------------------------------------------------------------------------------------
        B            1,000.00        768.60         10.14       1,013.46        11.55       2.30
---------------------------------------------------------------------------------------------------
        C            1,000.00        768.90         10.14       1,013.46        11.55       2.30
---------------------------------------------------------------------------------------------------
        Y            1,000.00        842.70          5.91       1,018.45         6.54       1.30
---------------------------------------------------------------------------------------------------
    Investor         1,000.00        771.70          6.63       1,017.45         7.54       1.50
---------------------------------------------------------------------------------------------------



(1) The actual ending account value is based on the actual total return of the Fund for the period October 1, 2008, through March 31, 2009 (as of close of business October 3, 2008, through March 31, 2009 for the Class Y shares), after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half year. For the Class Y shares actual expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 180 (as of close of business October 3, 2008, through March 31, 2009)/365. Because the Class Y shares have not been in existence for a full six month period, the actual ending account value and expense information shown may not provide a meaningful comparison to fund expense information of classes that show such data for a full six month period and, because the actual ending account value and expense information in the expense example covers a short time period, return and expense data may not be indicative of return and expense data for longer time periods.
(3) Hypothetical expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 182/365 to reflect a one-half year period. The hypothetical ending account value and expenses may be used to compare ongoing costs of investing in Class Y shares of the Fund and other funds because such data is based on a full six month period.


24        AIM TECHNOLOGY FUND

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended March 31, 2009:

     FEDERAL AND STATE INCOME TAX
     ----------------------------
     U.S. Treasury Obligations*                             0.19%



     * The above percentage is based on ordinary income dividends paid to shareholders during the Fund's fiscal year.

NON-RESIDENT ALIEN SHAREHOLDER INFORMATION

The percentages of qualifying assets not subject to the U.S. estate tax for the fiscal quarters ended June 30, 2008, September 30, 2008, December 31, 2008 and March 31, 2009 were 22.66%, 14.45%, 13.80%, and 16.84%, respectively.


25        AIM TECHNOLOGY FUND

TRUSTEES AND OFFICERS


The address of each trustee and officer of AIM Sector Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 102 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.



NAME, YEAR OF BIRTH AND         TRUSTEE AND/                                                                OTHER
POSITION(S) HELD WITH THE       OR OFFICER    PRINCIPAL OCCUPATION(S)                                       DIRECTORSHIP(S)
TRUST                           SINCE         DURING PAST 5 YEARS                                           HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------

 INTERESTED PERSONS
--------------------------------------------------------------------------------------------------------------------------------

 Martin L.                      2007          Executive Director, Chief Executive Officer and President,    None
 Flanagan(1) -- 1960                          Invesco Ltd. (ultimate parent of Invesco Aim and a global
 Trustee                                      investment management firm); Chairman, Invesco Aim Advisors,
                                              Inc. (registered investment advisor); Trustee, The AIM
                                              Family of Funds--Registered Trademark--; Vice Chairman,
                                              Investment Company Institute; and Member of Executive Board,
                                              SMU Cox School of Business

                                              Formerly: Director, Chairman, Chief Executive Officer and
                                              President, IVZ Inc. (holding company); INVESCO Group
                                              Services, Inc. (service provider); and Invesco North
                                              American Holdings, Inc. (holding company); Director, Chief
                                              Executive Officer and President, Invesco Holding Company
                                              Limited (parent of Invesco Aim and a global investment
                                              management firm); Chairman, Investment Company Institute;
                                              President, Co-Chief Executive Officer, Co-President, Chief
                                              Operating Officer and Chief Financial Officer, Franklin
                                              Resources, Inc. (global investment management organization)
--------------------------------------------------------------------------------------------------------------------------------

 Philip A. Taylor(2) -- 1954    2006          Head of North American Retail and Senior Managing Director,   None
 Trustee, President and                       Invesco Ltd.; Director, Chief Executive Officer and
 Principal                                    President, Invesco Trimark Dealer Inc. (formerly AIM Mutual
 Executive Officer                            Fund Dealer Inc.) (registered broker dealer), Invesco Aim
                                              Advisors, Inc., and 1371 Preferred Inc. (holding company);
                                              Director, Chairman, Chief Executive Officer and President,
                                              Invesco Aim Management Group, Inc. (financial services
                                              holding company) and Invesco Aim Capital Management, Inc.
                                              (registered investment advisor); Director and President,
                                              INVESCO Funds Group, Inc. (registered investment advisor and register transfer agent) and AIM GP Canada Inc. (general
                                              partner for a limited partnership); Director, Invesco Aim
                                              Distributors, Inc. (registered broker dealer); Director and
                                              Chairman, Invesco Aim Investment Services, Inc. (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, INVESCO
                                              Inc. (holding company) and Invesco Canada Holdings Inc.
                                              (holding company); Chief Executive Officer, AIM Trimark
                                              Corporate Class Inc. (corporate mutual fund company) and AIM
                                              Trimark Canada Fund Inc. (corporate mutual fund company);
                                              Director and Chief Executive Officer, Invesco Trimark
                                              Ltd./Invesco Trimark Ltee (formerly AIM Funds Management
                                              Inc. d/b/a INVESCO Enterprise Services) (registered
                                              investment advisor and registered transfer agent) and
                                              Invesco Trimark Dealer Inc. (formerly AIM Mutual Fund Dealer
                                              Inc.) (registered broker dealer); Trustee, President and
                                              Principal Executive Officer of The AIM Family of Funds--
                                              Registered Trademark-- (other than AIM Treasurer's Series
                                              Trust and Short-Term Investments Trust); Trustee and
                                              Executive Vice President, The AIM Family of Funds--
                                              Registered Trademark-- (AIM Treasurer's Series Trust and
                                              Short-Term Investments Trust only); and Manager, Invesco
                                              PowerShares Capital Management LLC

                                              Formerly: President, Invesco Trimark Dealer Inc.; Director
                                              and President, AIM Trimark Corporate Class Inc. and AIM
                                              Trimark Canada Fund Inc.; Director and President, Invesco
                                              Trimark Ltd./Invesco Trimark Ltee (formerly AIM Funds
                                              Management Inc. d/b/a INVESCO Enterprise Services); Senior
                                              Managing Director, Invesco Holding Company Limited; Trustee
                                              and Executive Vice President, Tax-Free Investments Trust;
                                              Director and Chairman, Fund Management Company (registered broker dealer); President and Principal Executive Officer,
                                              The AIM Family of Funds--Registered Trademark-- (AIM
                                              Treasurer's Series Trust, Short-Term Investments Trust and
                                              Tax-Free Investments Trust only); President, AIM Trimark
                                              Global Fund Inc. and AIM Trimark Canada Fund Inc.; and
                                              Director, Trimark Trust (federally regulated Canadian Trust
                                              Company)

--------------------------------------------------------------------------------------------------------------------------------

 INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------------------------------------------------

 Bruce L. Crockett -- 1944      2003          Chairman, Crockett Technology Associates (technology          ACE Limited
 Trustee and Chair                            consulting company)                                           (insurance company);
                                                                                                            Captaris, Inc.
                                                                                                            (unified messaging
                                                                                                            provider); and
                                                                                                            Investment Company
                                                                                                            Institute
--------------------------------------------------------------------------------------------------------------------------------

 Bob R. Baker -- 1936           1983          Retired                                                       None
 Trustee
--------------------------------------------------------------------------------------------------------------------------------

 Frank S. Bayley -- 1939        2003          Retired
 Trustee
                                              Formerly: Partner, law firm of Baker & McKenzie; and          None
                                              Director, Badgley Funds, Inc. (registered investment
                                              company) (2 portfolios)

--------------------------------------------------------------------------------------------------------------------------------


 James T. Bunch -- 1942         2000          Founder, Green, Manning & Bunch Ltd., (investment banking     Director, Van Gilder
 Trustee                                      firm)                                                         Insurance Company,
                                                                                                            Board of Governors,
                                                                                                            Western Golf
                                                                                                            Association/Evans
                                                                                                            Scholars Foundation
                                                                                                            and Executive
                                                                                                            Committee, United
                                                                                                            States Golf
                                                                                                            Association

--------------------------------------------------------------------------------------------------------------------------------


 Albert R. Dowden -- 1941       2003          Director of a number of public and private business           None
 Trustee                                      corporations, including the Boss Group Ltd. (private
                                              investment and management); Continental Energy Services, LLC
                                              (oil and gas pipeline service); Reich & Tang Funds
                                              (registered investment company); Annuity and Life Re
                                              (Holdings), Ltd. (reinsurance company), and Homeowners of
                                              America Holding Corporation/Homeowners of America Insurance
                                              Company (property casualty company)

                                              Formerly: Director, CompuDyne Corporation (provider of
                                              product and services to the public security market);
                                              Director, President and Chief Executive Officer, Volvo Group
                                              North America, Inc.; Senior Vice President, AB Volvo;
                                              Director of various public and private corporations

--------------------------------------------------------------------------------------------------------------------------------


 Jack M. Fields -- 1952         2003          Chief Executive Officer, Twenty First Century Group, Inc.     Administaff
 Trustee                                      (government affairs company); and Owner and Chief Executive
                                              Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment)

                                              Formerly: Chief Executive Officer, Texana Timber LP
                                              (sustainable forestry company); and Discovery Global
                                              Education Fund (non-profit)

--------------------------------------------------------------------------------------------------------------------------------


 Carl Frischling -- 1937        2003          Partner, law firm of Kramer Levin Naftalis and Frankel LLP    Director, Reich &
 Trustee                                                                                                    Tang Funds (16
                                                                                                            portfolios)

--------------------------------------------------------------------------------------------------------------------------------


 Prema Mathai-Davis -- 1950     2003          Retired                                                       None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Lewis F. Pennock -- 1942       2003          Partner, law firm of Pennock & Cooper                         None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Larry Soll -- 1942             1997          Retired                                                       None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Raymond Stickel, Jr. -- 1944   2005          Retired
 Trustee
                                              Formerly: Partner, Director, Mainstay VP Series Funds, Inc.   None
                                              (25 portfolios)

--------------------------------------------------------------------------------------------------------------------------------



(1) Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the advisor to the Trust.
(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.


26        AIM TECHNOLOGY FUND

NAME, YEAR OF BIRTH AND         TRUSTEE AND/                                                                     OTHER
POSITION(S) HELD WITH THE       OR OFFICER    PRINCIPAL OCCUPATION(S)                                            DIRECTORSHIP(S)
TRUST                           SINCE         DURING PAST 5 YEARS                                                HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------

 OTHER OFFICERS
--------------------------------------------------------------------------------------------------------------------------------

 Russell C. Burk -- 1958        2005          Senior Vice President and Senior Officer of The AIM Family of      N/A
 Senior Vice President and                    Funds--Registered Trademark--
 Senior Officer
                                              Formerly: Director of Compliance and Assistant General Counsel,
                                              ICON Advisers, Inc.; Financial Consultant, Merrill Lynch; General
                                              Counsel and Director of Compliance, ALPS Mutual Funds, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 John M. Zerr -- 1962           2006          Director, Senior Vice President, Secretary and General Counsel,    N/A
 Senior Vice President, Chief                 Invesco Aim Management Group, Inc., Invesco Aim Advisors, Inc.
 Legal Officer and Secretary                  and Invesco Aim Capital Management, Inc.; Director, Senior Vice
                                              President and Secretary, Invesco Aim Distributors, Inc.;
                                              Director, Vice President and Secretary, Invesco Aim Investment
                                              Services, Inc. and INVESCO Distributors, Inc.; Director and Vice
                                              President, INVESCO Funds Group Inc.; Senior Vice President, Chief
                                              Legal Officer and Secretary, The AIM Family of Funds--Registered
                                              Trademark--; and Manager, Invesco PowerShares Capital Management
                                              LLC

                                              Formerly: Director, Vice President and Secretary, Fund Management
                                              Company; Vice President, Invesco Aim Capital Management, Inc.;
                                              Chief Operating Officer, Senior Vice President, General Counsel
                                              and Secretary, Liberty Ridge Capital, Inc. (an investment
                                              adviser); Vice President and Secretary, PBHG Funds (an investment company); Vice President and Secretary, PBHG Insurance Series
                                              Fund (an investment company); Chief Operating Officer, General
                                              Counsel and Secretary, Old Mutual Investment Partners (a broker-
                                              dealer); General Counsel and Secretary, Old Mutual Fund Services
                                              (an administrator); General Counsel and Secretary, Old Mutual
                                              Shareholder Services (a shareholder servicing center); Executive
                                              Vice President, General Counsel and Secretary, Old Mutual
                                              Capital, Inc. (an investment adviser); and Vice President and
                                              Secretary, Old Mutual Advisors Funds (an investment company)

--------------------------------------------------------------------------------------------------------------------------------

 Lisa O. Brinkley -- 1959       2004          Global Compliance Director, Invesco Ltd.; and Vice President, The  N/A
 Vice President                               AIM Family of Funds--Registered Trademark--

                                              Formerly: Senior Vice President, Invesco Aim Management Group,
                                              Inc.; Senior Vice President and Chief Compliance Officer, Invesco
                                              Aim Advisors, Inc. and The AIM Family of Funds--Registered
                                              Trademark--; Vice President and Chief Compliance Officer, Invesco
                                              Aim Capital Management, Inc. and Invesco Aim Distributors, Inc.;
                                              Vice President, Invesco Aim Investment Services, Inc. and Fund
                                              Management Company

--------------------------------------------------------------------------------------------------------------------------------

 Kevin M. Carome -- 1956        2003          General Counsel, Secretary and Senior Managing Director, Invesco   N/A
 Vice President                               Ltd.; Director and Secretary, Invesco Holding Company Limited,
                                              and INVESCO Funds Group, Inc.; Director and Executive Vice
                                              President, IVZ Inc., Invesco Group Services, Inc., Invesco North
                                              American Holdings, Inc. and Invesco Investments (Bermuda) Ltd.;
                                              and Vice President, The AIM Family of Funds--Registered
                                              Trademark--

                                              Formerly: Secretary, IVZ, Inc., Invesco Group Services, Inc., and
                                              Invesco North American Holdings, Inc.; Senior Managing Director
                                              and Secretary, Invesco Holding Company Limited; Director, Senior
                                              Vice President, Secretary and General Counsel, Invesco Aim
                                              Management Group, Inc. and Invesco Aim Advisors, Inc.; Senior
                                              Vice President, Invesco Aim Distributors, Inc.; Director, General
                                              Counsel and Vice President, Fund Management Company; Vice
                                              President, Invesco Aim Capital Management, Inc., Invesco Aim
                                              Investment Services, Inc., Invesco Group Services, Inc. and IVZ
                                              Inc.; Senior Vice President, Chief Legal Officer and Secretary,
                                              The AIM Family of Funds--Registered Trademark--; Director and
                                              Vice President, INVESCO Distributors, Inc. and Chief Executive
                                              Officer and President, INVESCO Funds Group, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Sheri Morris -- 1964           1999          Vice President, Treasurer and Principal Financial Officer, The     N/A
 Vice President, Treasurer                    AIM Family of Funds--Registered Trademark--; and Vice President,
 and Principal Financial                      Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc.
 Officer                                      and Invesco Aim Private Asset Management Inc.

                                              Formerly: Assistant Vice President and Assistant Treasurer, The
                                              AIM Family of Funds--Registered Trademark-- and Assistant Vice
                                              President, Invesco Aim Advisors, Inc., Invesco Aim Capital
                                              Management, Inc. and Invesco Aim Private Asset Management, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Karen Dunn Kelley -- 1960      2003          Head of Invesco's World Wide Fixed Income and Cash Management      N/A
 Vice President                               Group; Director of Cash Management and Senior Vice President,
                                              Invesco Aim Advisors, Inc. and Invesco Aim Capital Management,
                                              Inc; Executive Vice President, Invesco Aim Distributors, Inc.;
                                              Senior Vice President, Invesco Aim Management Group, Inc.; Vice
                                              President, The AIM Family of Funds--Registered Trademark-- (other than AIM Treasurer's Series Trust and Short-Term Investments
                                              Trust); and President and Principal Executive Officer, The AIM
                                              Family of Funds--Registered Trademark-- (AIM Treasurer's Series
                                              Trust and Short-Term Investments Trust only)

                                              Formerly President and Principal Executive Officer, Tax-Free
                                              Investments Trust; Director and President, Fund Management
                                              Company; Chief Cash Management Officer and Managing Director,
                                              Invesco Aim Capital Management, Inc.; and Vice President, Invesco
                                              Aim Advisors, Inc. and The AIM Family of Funds--Registered
                                              Trademark-- (AIM Treasurer's Series Trust, Short-Term Investments
                                              Trust and Tax-Free Investments Trust only)

--------------------------------------------------------------------------------------------------------------------------------

 Lance A. Rejsek -- 1967        2005          Anti-Money Laundering Compliance Officer, Invesco Aim Advisors,    N/A
 Anti-Money Laundering                        Inc., Invesco Aim Capital Management, Inc., Invesco Aim
 Compliance Officer                           Distributors, Inc., Invesco Aim Investment Services, Inc.,
                                              Invesco Aim Private Asset Management, Inc. and The AIM Family of
                                              Funds--Registered Trademark--

                                              Formerly: Anti-Money Laundering Compliance Officer, Fund
                                              Management Company; and Manager of the Fraud Prevention
                                              Department, Invesco Aim Investment Services, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Todd L. Spillane -- 1958       2006          Senior Vice President, Invesco Aim Management Group, Inc.; Senior  N/A
 Chief Compliance Officer                     Vice President and Chief Compliance Officer, Invesco Aim
                                              Advisors, Inc. and Invesco Aim Capital Management, Inc.; Chief
                                              Compliance Officer, The AIM Family of Funds--Registered
                                              Trademark--, Invesco Global Asset Management (N.A.), Inc.
                                              (registered investment advisor), Invesco Institutional (N.A.),
                                              Inc., (registered investment advisor), INVESCO Private Capital
                                              Investments, Inc. (holding company), Invesco Private Capital,
                                              Inc. (registered investment advisor) and Invesco Senior Secured
                                              Management, Inc. (registered investment advisor); and Vice
                                              President, Invesco Aim Distributors, Inc. and Invesco Aim
                                              Investment Services, Inc.

                                              Formerly: Vice President, Invesco Aim Capital Management, Inc.
                                              and Fund Management Company; and Global Head of Product
                                              Development, AIG-Global Investment Group, Inc.

--------------------------------------------------------------------------------------------------------------------------------



The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

Please refer to the Fund's prospectus for information on the Fund's sub-advisors.



OFFICE OF THE FUND        INVESTMENT ADVISOR           DISTRIBUTOR                            AUDITORS
11 Greenway Plaza         Invesco Aim Advisors, Inc.   Invesco Aim Distributors, Inc.         PricewaterhouseCoopers LLP
Suite 100                 11 Greenway Plaza            11 Greenway Plaza                      1201 Louisiana Street
Houston, TX 77046-1173    Suite 100                    Suite 100                              Suite 2900
                          Houston, TX 77046-1173       Houston, TX 77046-1173                 Houston, TX 77002-5678


COUNSEL TO THE FUND       COUNSEL TO THE               TRANSFER AGENT                         CUSTODIAN
Stradley Ronon Stevens    INDEPENDENT TRUSTEES         Invesco Aim Investment Services, Inc.  State Street Bank and Trust
& Young, LLP              Kramer, Levin, Naftalis &    P.O. Box 4739                          Company
2600 One Commerce Square  Frankel LLP                  Houston, TX 77210-4739                 225 Franklin Street
Philadelphia, PA 19103    1177 Avenue of the Americas                                         Boston, MA 02110-2801
                          New York, NY 10036-2714




27        AIM TECHNOLOGY FUND

====================================================================================================================================

[GO PAPERLESS GRAPHIC]

====================================================================================================================================
GO PAPERLESS WITH EDELIVERY

Visit invescoaim.com/edelivery to receive quarterly statements, tax forms, fund reports and prospectuses with a service that's all about eeees:

o  ENVIRONMENTALLY FRIENDLY. Go green by reducing the number of     o  EFFICIENT. Stop waiting for regular mail. Your documents will
   trees used to produce paper.                                        be sent via email as soon as they're available.

o  ECONOMICAL. Help reduce your fund's printing and delivery        o  EASY. Download, save and print files using your home computer
   expenses and put more capital back in your fund's returns.          with a few clicks of your mouse.

This service is provided by Invesco Aim Investment Services, Inc.
====================================================================================================================================

FUND HOLDINGS AND PROXY VOTING INFORMATION

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invescoaim.com. From our home page, click on Products & Performance, then Mutual Funds, then Fund Overview. Select your
Fund from the drop-down menu and click on Complete Quarterly Holdings. Shareholders can also look up the Fund's Forms N-Q on the SEC website at sec.gov. Copies of the Fund's Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C.
You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 942 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-03826 and 002-85905.

   A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco Aim website,
invescoaim.com. On the home page, scroll down and click on Proxy Policy. The information is also available on the SEC website,
sec.gov.

   Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2008, is available at our website. Go to invescoaim.com, access the About Us tab, click on Required Notices and then click on Proxy Voting
Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC website, sec.gov.

If used after July 20, 2009, this report must be accompanied by a Fund fact sheet or Invesco Aim
Quarterly Performance Review for the most recent quarter-end. Invesco Aim --SERVICE MARK-- is a service mark of Invesco Aim Management Group, Inc. Invesco Aim Advisors, Inc., Invesco Aim Capital Management,
Inc., Invesco Aim Private Asset Management, Inc. and Invesco PowerShares Capital Management LLC are
the investment advisors for the products and services represented by Invesco Aim; they each provide investment advisory services to individual and institutional clients and do not sell securities.
Please refer to each fund's prospectus for information on the fund's subadvisors. Invesco Aim
Distributors, Inc. is the U.S. distributor for the retail mutual funds, exchange-traded funds and           [INVESCO AIM LOGO]
institutional money market funds and the subdistributor for the STIC Global Funds represented by            -- SERVICE MARK --
Invesco Aim. All entities are indirect, wholly owned subsidiaries of invesco Ltd.

   It is anticipated that on or about the end of the fourth quarter of 2009, Invesco Aim Advisors,
Inc., Invesco Aim Capital Management, Inc., Invesco Private Asset Management, Inc. and Invesco Global
Asset Management (N.A.), Inc. will be merged into Invesco Institutional (N.A.), Inc., and the consolidated adviser firm will be renamed Invesco Advisers, Inc. Additional information will be posted at invescoaim.com on or about the end of the fourth quarter of 2009.


invescoaim.com             I-TEC-AR-1             Invesco Aim Distributors, Inc.

[INVESCO AIM LOGO]               AIM UTILITIES FUND
 --SERVICE MARK--                Annual Report to Shareholders o March 31, 2009

                               [MOUNTAIN GRAPHIC]

2    Letters to Shareholders
4    Performance Summary
4    Management Discussion
6    Long-Term Fund Performance
8    Supplemental Information
9    Schedule of Investments
10   Financial Statements
13   Notes to Financial Statements
20   Financial Highlights
22   Auditor's Report
23   Fund Expenses
24   Tax Information
25   Trustees and Officers

                              Dear Shareholders:

                                 The past year was difficult to say the least for virtually all investors. Market indexes in the
                              U.S. and around the globe nosedived in 2008, and the vast majority of us have seen sharp declines in
        [TAYLOR               the value of our investments. As I write this letter, "market experts" remain divided on the outlook
         PHOTO]               for the market. While some argue the worst of the decline is over, others say we have farther to fall.
                              There is widespread agreement, however, that markets are likely to remain volatile for some time to come.

                                 We've all read about subprime lending, government bailouts and investment scandals -- but we know that as individuals, we have little control over such matters. Rather, I'd like to discuss with you
     Philip Taylor            actions you may have already taken, or can take now, that may benefit you going forward.

                              BOOMS AND BUSTS

                              Recent history should have reminded all of us that investor sentiment can be fickle. The technology-driven bull market of the late 1990s gave way to a sharp decline from 2000 to 2002 when the
                              "tech bubble" burst. More recently, the 2003 to 2007 bull market, driven largely by financial stocks and a housing boom, among other factors, gave way to the current market decline when the "housing bubble" burst.

   These market downturns hurt nearly all investors. But they were particularly painful for investors who, seeking high, short-term returns, abandoned their long-term, diversified investment plans and decided to chase performance -- i.e., allocate a large portion of their assets into the "hot" investments du jour. Many of those investors discovered they had unwittingly bought at the top of the market, and they saw the value of their assets decline significantly as market leadership changed. History has shown that seeking the highest short-term returns possible has often led to long-term disappointment.

  This is why we believe investors should work with their financial advisors to devise a goal-based financial strategy -- a long-term plan with a reasonable prospect of achieving predetermined financial goals in line with individual risk tolerance. Such a strategy cannot guarantee a profit or protect against loss in a declining market, but it may help investors avoid emotion-driven, short-term investment mistakes.

WHAT TO DO NOW

None of us can control the markets, but we can control our own reaction to the unsettling volatility we're currently experiencing.
Here are some steps that may help position you for whatever the market brings next:

   o  REVISIT YOUR GOALS. Work with your financial advisor to create specific, concrete investment goals consistent with your risk tolerance. Scared by market volatility, many investors fled to cash in recent months. While that may be entirely appropriate for investors approaching retirement, other investors may need the growth potential of equities to achieve their long-term goals. Your financial advisor can suggest investments that match your goals and risk tolerance.

   o  RESIST LOOKING OVER THE FENCE. Every investor's needs, goals and risk tolerance are different. Your neighbor's, co-worker's or relative's investments have no relevance to yours because their circumstances, goals and risk tolerances are as individual as yours.

   o  LET LOGIC BE YOUR GUIDE. Market volatility is a fact of life for investors. Market declines can be painful, but historically they haven't proved permanent. Your financial advisor can help you approach your investment plan logically, not emotionally.

WHAT WE'RE DOING

Invesco Aim has worked on behalf of investors in both bull markets and bear markets. That is why we're committed to good stewardship, good communication and sound investment management.

   To be good stewards, we've established best practice risk-management and investment oversight processes, further enhancing our compliance oversight and our transparency to our shareholders and our independent fund board.

   To be good communicators, we've revamped our website to put Investment Perspectives front and center on the home page of
invescoaim.com and on your account balance page. Our chief investment officers, portfolio managers and I are eager to communicate with you directly about your investments, market conditions and other topics that may be helpful to you.

   To be good investment managers, we've focused on doing one thing well: managing your money. At Invesco Aim, managing your money is all we do. We believe mutual funds should have well-defined, clearly articulated and repeatable investment strategies. Our funds have stayed true to their investment strategies even during this current period of market volatility.

CONTACT US

If you have questions about this report or your account, please contact one of our client service representatives at 800 959 4246.

   I also invite you to visit invescoaim.com, where you can check on your individual account, obtain long-term performance information for your fund and read market commentaries from our investment professionals.

   As always, I welcome your comments and questions. Please contact me at phil@invescoaim.com and let me know what's on your mind.
Thank you for investing with us. All of us at Invesco Aim look forward to serving you.

 Sincerely,


/s/ PHILIP TAYLOR

Philip Taylor
Senior Managing Director, Invesco Ltd.
CEO, Invesco Aim


2   AIM UTILITIES FUND

                              Dear Fellow Shareholders:

                              Since my last letter, continuing troubles in the global economy and financial markets have negatively affected all investors. The new government promises to move quickly with a stimulus package, yet considerable anxiety remains about how, when and what kind of a recovery will occur. However, mutual funds generally are more diversified than other investments; as shareholders we invest not in a single
         [CROCKETT            security but in a portfolio of multiple securities. The benefits of diversification have been
           PHOTO]             reiterated by the stories of investors who "lost everything" because they had too many of their assets in one place, whether that place was a single money manager or their employer's stock. Mutual fund investors also have the opportunity to diversify further among different types of funds that each
       Bruce Crockett         deploy a different strategy and focus on different kinds of securities. These include conservatively managed money market funds, which, relative to other securities, continue to offer a more safe, liquid, and convenient way to invest short-term assets.

   In addition to diversification, investing discipline is essential during challenging times such as these. Strategies such as dollar cost averaging, where individuals invest a consistent amount at regular intervals, can help investors acquire more fund shares when prices are low. Periodic rebalancing of asset allocation plans achieves the same effect. "Buy low, sell high" has long been the mantra of investment success, but the advice is not always easy to follow because it requires the discipline to resist prevailing trends. Of course, investment strategies, such as dollar cost averaging and portfolio rebalancing do not guarantee a profit or eliminate the risk of loss. Investors should consider their ability to continue investing regardless of fluctuating security prices.

   A long-term view is also important, particularly for assets that are not needed right away. In the past, it has often proven better to keep long-term assets invested through a downturn than to miss the beginning of the upward trend. To develop a diversified and disciplined investing plan that is right for your individual goals, I encourage you to consult an experienced and trustworthy investment professional who has the knowledge and the tools to help you establish and implement the plan, monitor its results and adapt it to changing goals and circumstances.

   Even when working with a personal financial advisor, investors should supplement the relationship with their own knowledge and awareness of the investments they hold. Visit the Invesco Aim website at invescoaim.com regularly to find out what is happening in your AIM funds and to read timely market commentary from Invesco Aim management, strategists and portfolio managers. The site's
"Education and Planning" section can also help you clarify basic investment concepts, learn how to choose a financial advisor, evaluate different investment choices and make more informed investment decisions. Invesco Aim's redesigned public home page recently received a Gold Award for its user-friendly navigation and graphics from The Mutual Funds Monitor Awards, sponsored by
Corporate Insight.

   As always, your Board of Trustees and Invesco Aim are committed to putting your interests first by controlling costs, monitoring investment performance and streamlining the investment management process during these difficult times. Your Board has already begun the annual review and management contract renewal process with the continuing goal of making AIM funds one of the best and most cost-effective ways for you to invest your hard-earned money.

   While the investing climate may remain uncertain for a while, economies and markets are dynamic, and no stage is ever permanent. Please feel free to contact me in writing with your questions or concerns. You can send an email to me at bruce
@brucecrockett.com.

Best regards,


/s/ BRUCE L. CROCKETT

Bruce L. Crockett
Independent Chair
AIM Funds Board of Trustees


3   AIM UTILITIES FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
=======================================================================================   capital appreciation, current income and
PERFORMANCE SUMMARY                                                                       capital preservation.

Although there were no safe havens from widespread losses during the fiscal year,            In selecting investments, the new team
utilities stocks performed better than the broad market due to their defensive nature     focuses on dividend-paying companies
and the relative stability of their dividends. All share classes of AIM Utilities Fund    within the electric utility, natural gas,
at net asset value fared better than the S&P 500 Index for the fiscal year ended March    water and telecommunications industries.
31,2009.(triangle)                                                                        Companies with solid balance sheets and
                                                                                          operational cash flow that supports
  The Fund's large allocation to the electric utilities industry detracted the most       sustained or increasing dividends are
from performance during the fiscal year, while holdings in the independent power          emphasized. Fundamental research and
producers and energy traders industry detracted the least. Contributors to returns        financial statement analysis are the
included proceeds from litigation settlements and select holdings in the                  backbone of the team's bottom-up
multi-utilities and oil, gas and consumable fuels industries.                             investment process. Using a variety of
                                                                                          valuation techniques, the team estimates
   Your Fund's long-term performance appears later in this report.                        the potential return over a two-year
                                                                                          investment period.
FUND VS. INDEXES
                                                                                             The portfolio is constructed in an
Total returns, 3/31/08 to 3/31/09, at net asset value (NAV). Performance shown does not   effort to provide the best combination of
include applicable contingent deferred sales charges (CDSC) or front-end sales charges,   price appreciation potential, dividend
which would have reduced performance.                                                     income and risk profile while maintaining
                                                                                          full sector exposure. The team manages
Class A Shares                                                                   -33.50%  risk by maintaining an average of 30-50
Class B Shares                                                                   -34.06   positions, low turnover and a rigorous
Class C Shares                                                                   -34.00   sell discipline.
Class Y Shares*                                                                  -33.46
Investor Class Shares                                                            -33.54   MARKET CONDITIONS AND YOUR FUND
S&P 500 Indext (Broad Market Index)                                              -38.06
Lipper Utility Funds Indext(triangle) (Peer Group Index)                         -32.72   Due to the ongoing financial crisis, stock
                                                                                          markets around the world experienced
                                                                                          tremendous volatility over the fiscal
(triangle)  Lipper Inc.                                                                   year. What began with an alarming increase
                                                                                          in delinquencies on U.S. subprime
*  Share class incepted during the fiscal year. See page 7 for a detailed                 mortgages quickly became a credit crisis
   explanation of Fund performance.                                                       that spread throughout the global
                                                                                          financial system. As a result, credit
=======================================================================================   availability quickly vanished, and
                                                                                          consumers drastically altered their
HOW WE INVEST                                monitored industry and position weights,     spending behavior. Without access to
                                             and made adjustments according to            credit, businesses became increasingly
The prior management team invested           prevailing economic trends such as gross     reluctant to hire and spend, and many
primarily in natural gas, electricity and    domestic product (GDP) growth and interest   resorted to widespread job cuts. While
telecommunication services companies,        rate changes.                                global economic conditions deteriorated,
selecting stocks based on empirical                                                       governments around the world responded
research of individual companies. The        On January 23,2009, a new portfolio          with expansionary monetary and fiscal
managers used fundamental analysis which     management team assumed responsibility for   policies. Most major central banks lowered
focused on positive cash flows and           AIM Utilities Fund. The new team consists    interest rates to below 1%, and government
predictable earnings. The analysis sought    of Meggan Walsh, lead portfolio manager,     spending initiatives were launched.(1)
to identify strong balance sheets,           and Davis Paddock, portfolio manager, and
competent management and sustainable         is assisted by the Utilities Team. This
dividends and distributions. Managers also   team is committed to providing strategic
looked for attractively valued companies     exposure to a traditionally defensive and
that could benefit from industry trends,     income-oriented asset class. The team
such as increased demand for certain         manages the Fund using a total return
products and deregulation of state           approach, emphasizing
markets. The team

==========================================   ==========================================   ==========================================
PORTFOLIO COMPOSITION                        TOP 10 EQUITY HOLDINGS*                      Total Net Assets            $211.2 million
By sector                                     1. FPL Group, Inc.                   5.6%   Total Number of Holdings*               30
                                              2. Sempra Energy                     5.2    ==========================================
Utilities                            78.6%    3. Verizon Communications Inc.       5.0
Telecommunications Services          10.9     4. ExelonCorp.                       4.7
Energy                                5.0     5. PG&E Corp.                        4.4
Money Market Funds                            6. Entergy Corp.                     4.4
Plus Other Assets Less                        7. AT&T Inc.                         4.1
 Liabilities                          5.5     8. Xcel Energy, Inc.                 3.8
==========================================    9. CMS Energy Corp.                  3.8
                                             10. Edison International              3.6
                                             ==========================================

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*  Excluding money market fund holdings.


4   AIM UTILITIES FUND

   The U.S. Congress passed several pieces      At the end of the period, the Fund's                     MEGGAN WALSH
of legislation designed to stimulate         largest industry allocations were in the                    Chartered Financial
economic growth and resuscitate ailing       electric and multi-utilities industries.        [WALSH      Analyst, portfolio manager
banks. Real GDP was revised down to an       The Fund also had significant exposure to        PHOTO]     is lead portfolio manager
annual rate of -6.3% for the fourth quarter  the diversified telecommunications and gas                  of AIM Utilities Fund. Ms.
of 2008,(2) driven primarily by a large      utilities industries.                                       Walsh has been in the
decrease in durable goods consumption and                                                 investment industry since 1987 and
investments. Manufacturing activity, as         At the close of the fiscal year, the      joined Invesco Aim in 1991. Ms. Walsh
measured by the Institute for Supply         managers saw a number of competing issues    earned a B.S. in finance from the
Management's Index (ISM), dropped            for the utilities sector. On the positive    University of Maryland and an M.B.A. from
precipitously during the period, reaching    side, lower commodity prices benefited       Loyola College.
a 26-year low in November 2008 as auto       regulated utilities as they better managed
sales and demand for other durable goods     their input costs. Additionally, the                        DAVIS PADDOCK
plummeted.(3)                                country's electric system was outdated and                  Chartered Financial
                                             will require ongoing infrastructure            [PADDOCK     Analyst, portfolio manager,
   The threat of inflation eased following   improvements which may provide                   PHOTO]     is manager of AIM Utilities
declines in energy prices in the second      opportunities for increased efficiency.                     Fund. He joined Invesco Aim
half of 2008. Despite relief from lower      However, utilities were not completely       in 2001. Mr. Paddock earned a B.A. and an
gas prices, consumers remained cautious as   immune to the economic cycle.                M.B.A. from The University of Texas at
the economic picture remained uncertain.                                                  Austin.
U.S. unemployment trended considerably          For the first time in many years, both
higher during the fiscal year and            residential and industrial customers were    Assisted by the Utilities Team
ultimately reached a seasonally adjusted     pulling back on their electric
rate of 8.5% by the end of March 2009, the   consumption. This evidence of demand
highest level in more than two decades.(4)   reduction combined with tighter credit
                                             markets caused utility companies to
   In this environment, all stock market     reassess their capital expenditure plans.
sectors delivered double-digit losses for    While maintenance and environmental
the fiscal year ended March 31, 2009.(5)     improvements were still expected,
The traditionally defensive sectors of       discretionary spending was being
health care, consumer staples,               constrained.
telecommunication services and utilities
were among the better-performing sectors        In closing, we would like to thank you
of the S&P 500 Index. Conversely,            for your continued investment in AIM
financial services, industrials and          Utilities Fund. We are committed to
materials were the worst performing          providing investors strategic exposure to
sectors.                                     a traditionally defensive and
                                             income-oriented asset class through our
   Attractive yields supported many          total return approach.
utilities stocks as interest rates
declined in 2008, and in contrast to the     (1) FXStreet.com
broad results for the sector, a handful of
holdings had positive results. The largest   (2) Bureau of Economic Analysis
contributor to the Fund's overall
performance was the California-based         (3) Institute for Supply Management
multi-utilities company, PG&E CORP. As a
fully regulated utility, the company         (4) Bureau of Labor Statistics
benefited from limited exposure to energy
markets and a more favorable regulatory      (5) Lipper Inc.
climate in California.
                                             The views and opinions expressed in
   SPECTRA ENERGY also contributed to the    management's discussion of Fund
Fund's performance. The company's core       performance are those of Invesco Aim
businesses, gas pipelines and storage        Advisors, Inc. These views and opinions
facilities, continued to be a consistent     are subject to change at any time based on
revenue source. We sold this holding.        factors such as market and economic
                                             conditions. These views and opinions may
   WILLIAMS COMPANIES and EL PASO CORP.      not be relied upon as investment advice or
were the largest detractors from Fund        recommendations, or as an offer for a
performance for the year. These companies    particular security. The information is
are largely exploration and production       not a complete analysis of every aspect of
driven and are considerably affected by      any market, country, industry, security or
natural gas prices. Lower production and     the Fund. Statements of fact are from
declining natural gas prices pressured       sources considered reliable, but Invesco
corporate earnings and stock performance     Aim Advisors, Inc. makes no representation
throughout the year.                         or warranty as to their completeness or
                                             accuracy. Although historical performance
                                             is no guarantee of future results, these
                                             insights may help you understand our
                                             investment management philosophy.

                                             See important Fund and index disclosures
                                             later in this report.

5   AIM UTILITIES FUND

 YOUR FUND'S LONG-TERM PERFORMANCE

Past performance cannot guarantee            Class C shares. The performance of the       taxes a shareholder would pay on Fund
comparable future results.                   Fund's other share classes will differ       distributions or sale of Fund shares.
                                             primarily due to different sales charge
   The performance data shown in the first   structures and class expenses and may be        Both charts above are logarithmic
chart above is that of the Fund's Investor   greater than or less than the performance    charts, which present the fluctuations in
class shares. The performance of the         of the Fund's Class C shares. The data       the value of the Fund's share class and
Fund's other share classes will differ       shown in the second chart above includes     its indexes. We believe that a logarithmic
primarily due to different sales charge      reinvested distributions, Fund expenses      chart is more effective than other types
structures and class expenses and may be     and management fees. Index results include   of charts in illustrating changes in value
greater than or less than the performance    reinvested dividends, but they do not        during the early years shown in the chart.
of the Fund's Investor Class shares. The     reflect sales charges.                       The vertical axis, the one that indicates
data shown in this chart includes                                                         the dollar value of an investment, is
reinvested distributions, Fund expenses         Performance of an index of funds          constructed with each segment representing
and management fees. Index results include   reflects fund expenses and management        a percent change in the value of the
reinvested dividends.                        fees; performance of a market index does     investment. In both charts, each segment
                                             not. Performance shown in the charts and     represents a doubling, or 100% change, in
   The performance data shown in the         table does not reflect deduction of          the value of the investment.
second chart above is that of the Fund's


6   AIM Utilities Fund

                   AIM UTILITIES FUND - INVESTOR CLASS SHARES

================================================================================
                                [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT -- OLDEST SHARE CLASS WITHOUT SALES CHARGES SINCE INCEPTION
Index data from 5/31/86, Fund data from 6/02/86

                 AIM
           UTILITIES FUND-
           INVESTOR CLASS
DATE           SHARES        S&P 500 INDEX(1)
----      ----------------   ----------------
5/31/86                          $ 10000
   6/86        $10363              10169
   7/86         10726               9601
   8/86         11338              10312
   9/86         10563               9460
  10/86         10999              10006
  11/86         11100              10249
  12/86         10898               9987
   1/87         11793              11332
   2/87         11553              11779
   3/87         11415              12119
   4/87         10967              12012
   5/87         10904              12116
   6/87         11285              12728
   7/87         11247              13373
   8/87         11634              13871
   9/87         11415              13567
  10/87         10623              10646
  11/87         10200               9768
  12/87         10358              10511
   1/88         11240              10953
   2/88         11079              11461
   3/88         10744              11108
   4/88         10757              11231
   5/88         11164              11326
   6/88         11462              11846
   7/88         11313              11801
   8/88         11258              11401
   9/88         11573              11886
  10/88         11916              12217
  11/88         11916              12042
  12/88         11833              12252
   1/89         12182              13149
   2/89         12055              12822
   3/89         12350              13120
   4/89         12953              13801
   5/89         13663              14357
   6/89         13777              14276
   7/89         14671              15564
   8/89         14828              15868
   9/89         15157              15803
  10/89         14592              15437
  11/89         15073              15750
  12/89         15555              16128
   1/90         14493              15046
   2/90         14367              15239
   3/90         14210              15643
   4/90         13442              15253
   5/90         14408              16737
   6/90         14456              16624
   7/90         14353              16571

================================================================================


(1)    Lipper Inc.

================================================================================
                                [MOUNTAIN CHART]

   8/90         13380              15075
   9/90         12997              14343
  10/90         13444              14282
  11/90         13751              15203
  12/90         14001              15626
   1/91         13937              16305
   2/91         14606              17470
   3/91         15145              17892
   4/91         15193              17935
   5/91         15670              18706
   6/91         14913              17850
   7/91         15471              18681
   8/91         16085              19122
   9/91         16367              18802
  10/91         16681              19054
  11/91         16949              18289
  12/91         17910              20377
   1/92         17355              19998
   2/92         17541              20256
   3/92         17220              19863
   4/92         17430              20445
   5/92         17939              20545
   6/92         17889              20240
   7/92         18678              21066
   8/92         18472              20636
   9/92         18437              20878
  10/92         18690              20950
  11/92         19282              21661
  12/92         19845              21927
   1/93         20337              22110
   2/93         20282              22411
   3/93         21325              22884
   4/93         21468              22331
   5/93         22606              22927
   6/93         23202              22994
   7/93         23694              22901
   8/93         24389              23768
   9/93         24425              23586
  10/93         24269              24073
  11/93         23492              23844
  12/93         24049              24132
   1/94         24258              24952
   2/94         23530              24275
   3/94         22530              23219
   4/94         22537              23516
   5/94         22147              23901
   6/94         21804              23316
   7/94         22469              24081
   8/94         22745              25066
   9/94         22468              24453
  10/94         22513              25002
  11/94         21864              24093
  12/94         21655              24449
   1/95         21934              25083
   2/95         22144              26059
   3/95         22355              26827
   4/95         22800              27617
   5/95         23532              28719
   6/95         23673              29385
   7/95         23957              30359
   8/95         24647              30434
   9/95         25527              31718
  10/95         25550              31605
  11/95         26201              32991
  12/95         27126              33626
   1/96         27362              34769
   2/96         27630              35093

================================================================================

================================================================================
                                [MOUNTAIN CHART]

   3/96         27802              35431
   4/96         29030              35952
   5/96         28958              36878
   6/96         29424              37019
   7/96         28215              35384
   8/96         28708              36132
   9/96         29004              38163
  10/96         29944              39215
  11/96         30713              42177
  12/96         30587              41342
   1/97         30863              43923
   2/97         30783              44268
   3/97         29459              42452
   4/97         29677              44984
   5/97         31199              47735
   6/97         32613              49857
   7/97         33050              53823
   8/97         31952              50810
   9/97         34253              53591
  10/97         34239              51803
  11/97         36444              54199
  12/97         38041              55129
   1/98         38158              55739
   2/98         39689              59756
   3/98         42919              62814
   4/98         41735              63457
   5/98         41309              62368
   6/98         42247              64899
   7/98         41934              64213
   8/98         37757              54936
   9/98         40646              58458
  10/98         42264              63206
  11/98         43785              67035
  12/98         47283              70896
   1/99         47964              73859
   2/99         47058              71564
   3/99         47524              74427
   4/99         50299              77309
   5/99         51884              75485
   6/99         52646              79663
   7/99         52557              77186
   8/99         49766              76804
   9/99         50149              74701
  10/99         52075              79426
  11/99         53429              81041
  12/99         56677              85807
   1/00         59863              81497
   2/00         62676              79956
   3/00         64569              87773
   4/00         60114              85133
   5/00         57775              83388
   6/00         58532              85441
   7/00         57326              84107
   8/00         60812              89328
   9/00         62229              84613
  10/00         60132              84254
  11/00         54732              77617
  12/00         59028              77997
   1/01         58019              80763
   2/01         56400              73404
   3/01         54776              68756
   4/01         57953              74095
   5/01         54603              74592
   6/01         49077              72777
   7/01         45995              72060
   8/01         43015              67554
   9/01         37462              62099

================================================================================

================================================================================
                                [MOUNTAIN CHART]

  10/01         38447              63284
  11/01         38785              68137
  12/01         38975              68734
   1/02         35534              67732
   2/02         34240              66425
   3/02         36517              68924
   4/02         35524              64747
   5/02         34050              64272
   6/02         32436              59695
   7/02         29471              55043
   8/02         29919              55403
   9/02         27810              49388
  10/02         29167              53730
  11/02         29654              56890
  12/02         30289              53549
   1/03         29204              52149
   2/03         28363              51366
   3/03         28851              51863
   4/03         30296              56133
   5/03         32975              59088
   6/03         33123              59842
   7/03         31526              60898
   8/03         31845              62083
   9/03         32708              61426
  10/03         33100              64899
  11/03         33511              65469
  12/03         35632              68900
   1/04         36099              70165
   2/04         36889              71140
   3/04         36786              70067
   4/04         35775              68968
   5/04         36136              69913
   6/04         36801              71272
   7/04         37419              68913
   8/04         38399              69189
   9/04         39321              69939
  10/04         40972              71007
  11/04         43615              73879
  12/04         44658              76393
   1/05         44622              74531
   2/05         45992              76098
   3/05         46019              74752
   4/05         46318              73335
   5/05         47027              75666
   6/05         49186              75775
   7/05         51055              78592
   8/05         52740              77875
   9/05         54949              78505
  10/05         51488              77196
  11/05         51451              80113
  12/05         52198              80141
   1/06         54312              82263
   2/06         54616              82486
   3/06         53299              83512
   4/06         54285              84633
   5/06         54817              82200
   6/06         56139              82309
   7/06         58704              82817
   8/06         60348              84784
   9/06         59400              86968
  10/06         62133              89800
  11/06         64438              91505
  12/06         65359              92789
   1/07         65863              94191
   2/07         67911              92354
   3/07         70892              93385
   4/07         74068              97520

================================================================================

================================================================================
                                [MOUNTAIN CHART]

   5/07         76468             100920
   6/07         73516              99244
   7/07         70480              96171
   8/07         71340              97610
   9/07         74786             101257
  10/07         79243             102867
  11/07         77523              98565
  12/07         78446              97883
   1/08         72915              92012
   2/08         70837              89026
   3/08         71050              88641
   4/08         74631              92956
   5/08         77504              94160
   6/08         75845              86230
   7/08         70271              85505
   8/08         68809              86742
   9/08         60449              79022
  10/08         53129              65752
  11/08         53368              61032
  12/08         52871              61676
   1/09         51867              56483
   2/09         46125              50488
   3/09         47199              54903

================================================================================

                       AIM UTILITIES FUND - CLASS C SHARES

================================================================================
                                [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT -- OLDEST SHARE CLASS WITH SALES CHARGES SINCE INCEPTION
Index data from 1/31/00, Fund data from 2/14/00

                 AIM
           UTILITIES FUND-                              LIPPER
DATE       CLASS C SHARES    S&P 500 INDEX(1)   UTILITY FUNDS INDEX(1)
----      ----------------   ----------------   ----------------------
1/31/00                           $10000                $10000
   2/00        $ 9960               9811                 10029
   3/00         10258              10770                 10516
   4/00          9549              10446                 10096
   5/00          9167              10232                  9991
   6/00          9283              10484                  9980
   7/00          9088              10320                  9934
   8/00          9636              10961                 10635
   9/00          9853              10382                 10977
  10/00          9510              10338                 10689
  11/00          8653               9524                 10130
  12/00          9327               9571                 10661
   1/01          9161               9910                 10390
   2/01          8898               9007                 10174
   3/01          8635               8437                  9957
   4/01          9134               9092                 10508
   5/01          8597               9153                 10278
   6/01          7719               8930                  9636
   7/01          7235               8842                  9335
   8/01          6757               8289                  9002
   9/01          5881               7620                  8452
  10/01          6032               7765                  8259
  11/01          6080               8361                  8216
  12/01          6107               8434                  8385
   1/02          5565               8311                  7939
   2/02          5360               8151                  7717
   3/02          5709               8457                  8203
   4/02          5554               7945                  7885
   5/02          5323               7886                  7634
   6/02          5063               7325                  7143
   7/02          4600               6754                  6379
   8/02          4664               6798                  6518
   9/02          4333               6060                  5925
  10/02          4539               6593                  6184
  11/02          4615               6981                  6423
  12/02          4696               6571                  6481
   1/03          4517               6399                  6287
   2/03          4387               6303                  6075
   3/03          4462               6364                  6210
   4/03          4680               6888                  6633
   5/03          5087               7250                  7182
   6/03          5105               7343                  7279
   7/03          4855               7472                  7019
   8/03          4898               7618                  7046
   9/03          5032               7537                  7187
  10/03          5087               7963                  7359
  11/03          5139               8033                  7436
  12/03          5465               8454                  7880
   1/04          5531               8610                  8046
   2/04          5652               8729                  8215
   3/04          5631               8597                  8214

================================================================================


(1)    Lipper Inc.

================================================================================
                                [MOUNTAIN CHART]

   4/04          5477               8463                  8020
   5/04          5521               8579                  8050
   6/04          5624               8745                  8214
   7/04          5712               8456                  8287
   8/04          5862               8490                  8504
   9/04          5997               8582                  8696
  10/04          6248               8713                  9049
  11/04          6644               9065                  9471
  12/04          6801               9374                  9763
   1/05          6784               9145                  9765
   2/05          6992               9338                 10011
   3/05          6988               9172                 10027
   4/05          7033               8999                 10109
   5/05          7134               9285                 10281
   6/05          7459               9298                 10754
   7/05          7736               9644                 11085
   8/05          7985               9556                 11267
   9/05          8315               9633                 11635
  10/05          7787               9472                 11044
  11/05          7775               9830                 11150
  12/05          7878               9834                 11228
   1/06          8197              10094                 11684
   2/06          8238              10121                 11778
   3/06          8035              10247                 11634
   4/06          8178              10385                 11839
   5/06          8247              10086                 11846
   6/06          8446              10100                 12083
   7/06          8825              10162                 12596
   8/06          9066              10403                 12887
   9/06          8919              10671                 12868
  10/06          9322              11019                 13506
  11/06          9667              11228                 14004
  12/06          9793              11386                 14247
   1/07          9863              11558                 14364
   2/07         10168              11332                 14675
   3/07         10607              11459                 15272
   4/07         11074              11966                 15883
   5/07         11427              12383                 16465
   6/07         10982              12178                 15836
   7/07         10519              11801                 15266
   8/07         10641              11977                 15390
   9/07         11146              12425                 16091
  10/07         11808              12622                 16974
  11/07         11541              12094                 16638
  12/07         11674              12011                 16698
   1/08         10842              11290                 15510
   2/08         10527              10924                 15060
   3/08         10550              10877                 14974
   4/08         11075              11406                 15868
   5/08         11495              11554                 16483
   6/08         11245              10581                 16018
   7/08         10408              10492                 14996
   8/08         10187              10644                 14797
   9/08          8945               9696                 12935
  10/08          7854               8068                 11248
  11/08          7883               7489                 11124
  12/08          7813               7568                 11264
   1/09          7653               6931                 10987
   2/09          6802               6195                  9819
   3/09          6959               6737                 10075

================================================================================

==========================================
AVERAGE ANNUAL TOTAL RETURNS
As of 3/31/09, including maximum                THE TOTAL ANNUAL FUND OPERATING EXPENSE
applicable sales charges                     RATIO SET FORTH IN THE MOST RECENT FUND
                                             PROSPECTUS AS OF THE DATE OF THIS REPORT
CLASS A SHARES                               FOR CLASS A, CLASS B, CLASS C, CLASS Y AND
Inception (3/28/02)                  2.85%   INVESTOR CLASS SHARES WAS 1.35%, 2.10%,
 5 Years                             3.91    2.10%, 1.10% AND 1.35%, RESPECTIVELY.
 1 Year                            -37.16    THE EXPENSE RATIOS PRESENTED ABOVE MAY
                                             VARY FROM THE EXPENSE RATIOS PRESENTED IN
CLASS B SHARES                               OTHER SECTIONS OF THIS REPORT
Inception (3/28/02)                  2.93%   THAT ARE BASED ON EXPENSES INCURRED DURING
 5 Years                             3.98    THE PERIOD COVERED BY THIS REPORT.
 1 Year                            -37.29
                                                CLASS A SHARE PERFORMANCE REFLECTS THE
CLASS C SHARES                               MAXIMUM 5.50% SALES CHARGE, AND CLASS B
Inception (2/14/00)                 -3.90%   AND CLASS C SHARE PERFORMANCE REFLECTS THE
 5 Years                             4.33    APPLICABLE CONTINGENT DEFERRED SALES
 1 Year                            -34.65    CHARGE (CDSC) FOR THE PERIOD INVOLVED. THE
                                             CDSC ON CLASS B SHARES DECLINES FROM 5%
CLASS Y SHARES                               BEGINNING AT THE TIME OF PURCHASE TO 0% AT
10 Years                            -0.06%   THE BEGINNING OF THE SEVENTH YEAR. THE
 5 Years                             5.13    CDSC ON CLASS C SHARES IS 1 % FOR THE
 1 Year                            -33.46    FIRST YEAR AFTER PURCHASE. CLASS Y SHARES
                                             AND INVESTOR CLASS SHARES DO NOT HAVE A
INVESTOR CLASS SHARES                        FRONT-END SALES CHARGE OR A CDSC;
Inception (6/2/86)                   7.03%   THEREFORE, PERFORMANCE IS AT NET ASSET
10 Years                            -0.07    VALUE.
 5 Years                             5.11
 1 Year                            -33.54       THE PERFORMANCE OF THE FUND'S SHARE
==========================================   CLASSES WILL DIFFER PRIMARILY DUE TO
                                             DIFFERENT SALES CHARGE STRUCTURES AND
CLASS Y SHARES' INCEPTION DATE IS OCTOBER    CLASS EXPENSES.
3,2008; RETURNS SINCE THAT DATE ARE ACTUAL
RETURNS. ALL OTHER RETURNS ARE BLENDED          HAD THE FUND NOT WAIVED FEES AND/OR
RETURNS OF ACTUAL CLASS Y SHARE              REIMBURSED EXPENSES IN THE PAST,
PERFORMANCE AND RESTATED INVESTOR CLASS      PERFORMANCE WOULD HAVE BEEN LOWER.
SHARE PERFORMANCE (FOR PERIODS PRIOR TO
THE INCEPTION DATE OF CLASS Y SHARES) AT
NET ASSET VALUE. THE RESTATED INVESTOR
CLASS SHARE PERFORMANCE REFLECTS THE RULE
12B-1 FEES APPLICABLE TO INVESTOR CLASS
SHARES AS WELL AS ANY FEE WAIVERS OR
EXPENSE REIMBURSEMENTS RECEIVED BY
INVESTOR CLASS SHARES. INVESTOR CLASS
SHARES INCEPTION DATE IS JUNE 2,1986.

   THE PERFORMANCE DATA QUOTED REPRESENT
PAST PERFORMANCE AND CANNOT GUARANTEE
COMPARABLE FUTURE RESULTS; CURRENT
PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE
VISIT INVESCOAIM.COM FOR THE MOST RECENT
MONTH-END PERFORMANCE. PERFORMANCE FIGURES
REFLECT REINVESTED DISTRIBUTIONS, CHANGES
IN NET ASSET VALUE AND THE EFFECT OF THE
MAXIMUM SALES CHARGE UNLESS OTHERWISE
STATED.


7   AIM UTILITIES FUND

AIM UTILITIES FUND'S INVESTMENT OBJECTIVES ARE CAPITAL GROWTH AND INCOME.

o  Unless otherwise stated, information presented in this report is as of March 31,2009, and is based on total net assets.

o  Unless otherwise noted, all data provided by Invesco Aim.

ABOUT SHARE CLASSES                          o  The Fund's investments are concentrated   o  A direct investment cannot be made in
                                                in a comparatively narrow segment of         an index. Unless otherwise indicated,
o  Effective September 30,2003, only            the economy. Consequently, the Fund may      index results include reinvested
   previously established qualified plans       tend to be more volatile than other          dividends, and they do not reflect
   are eligible to purchase Class B shares      mutual funds, and the value of the           sales charges or fund expenses.
   of any AIM fund.                             Fund's investments may tend to rise and      Performance of an index of funds
                                                fall more rapidly.                           reflects fund expenses; performance of
o  Class Y shares are available to only                                                      a market index does not.
   certain investors. Please see the         o  Government regulation, difficulty in
   prospectus for more information.             obtaining adequate financing and          OTHER INFORMATION
                                                investment return, environmental
o  All Investor Class shares are closed to      issues, fuel prices for generation of     o  The Chartered Financial Analyst--REGIS
   new investors. Contact your financial        electricity, natural gas availability,       TERED TRADEMARK- (CFA--REGISTERED
   advisor about purchasing our other           power marketing and trading risks, and       TRADEMARK--) designation is a globally
   share classes.                               risks associated with nuclear power          recognized standard for measuring the
                                                facilities may adversely affect the          competence and integrity of investment
PRINCIPAL RISKS OF INVESTING IN THE FUND        market value of the Fund's holdings.         professionals.

o  Since a large percentage of the Fund's    o  Although the Fund's return during         o  The returns shown in management's
   assets may be invested in securities of      certain periods was positively impacted      discussion of Fund performance are
   a limited number of companies, each          by its investments in initial public         based on net asset values calculated
   investment has a greater effect on the       offerings (IPOs), there can be no            for shareholder transactions. Generally
   Fund's overall performance, and any          assurance that the Fund will have            accepted accounting principles require
   change in the value of those securities      favorable IPO investment opportunities       adjustments to be made to the net
   could significantly affect the value of      in the future.                               assets of the Fund at period end for
   your investment in the Fund.                                                              financial reporting purposes, and as
                                             ABOUT INDEXES USED IN THIS REPORT               such, the net asset values for
o  Prices of equity securities change in                                                     shareholder transactions and the
   response to many factors including the    o  The S&P 500--REGISTERED TRADEMARK--          returns based on those net asset values
   historical and prospective earnings of       INDEX is a market                            may differ from the net asset values
   the issuer, the value of its assets,         capitalization-weighted index covering       and returns reported in the Financial
   general economic conditions, interest        all major areas of the U.S. economy. It      Highlights.
   rates, investor perceptions and market       is not the 500 largest companies, but
   liquidity.                                   rather the most widely held 500           o  Industry classifications used in this
                                                companies chosen with respect to market      report are generally according to the
o  Foreign securities have additional           size, liquidity, and their industry.         Global Industry Classification
   risks, including exchange rate changes,                                                   Standard, which was developed by and is
   political and economic upheaval, the      o  The LIPPER UTILITY FUNDS INDEX is an         the exclusive property and a service
   relative lack of information,                equally weighted representation of the       mark of MSCI Inc. and Standard &
   relatively low market liquidity, and         largest funds in the Lipper Utility          Poor's.
   the potential lack of strict financial       Funds category. These funds invest
   and accounting controls and standards.       primarily in the equity securities of
                                                domestic and foreign companies
o  There is no guarantee that the               providing utilities.
   investment techniques and risk analyses
   used by the Fund's portfolio managers     o  The Fund is not managed to track the
   will produce the desired results.            performance of any particular index,
                                                including the indexes defined here, and
o  The prices of securities held by the         consequently, the performance of the
   Fund may decline in response to market       Fund may deviate significantly from the
   risks.                                       performance of the indexes.

=======================================================================================   ==========================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS,     FUND NASDAQ SYMBOLS
WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES.           Class A Shares                       IAUTX
INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.                                      Class B Shares                       IBUTX
=======================================================================================   Class C Shares                       IUTCX
                                                                                          Class Y Shares                       IAUYX
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE                                     Investor Class Shares                FSTUX
                                                                                          ==========================================


8   AIM UTILITIES FUND

Supplement to Annual Report dated 3/31/09

AIM UTILITIES FUND

                                             ==========================================
INSTITUTIONAL CLASS SHARES                   AVERAGE ANNUAL TOTAL RETURNS                    Please note that past performance is
                                             For periods ended 3/31/09                    not indicative of future results. More
The following information has been                                                        recent returns may be more or less than
prepared to provide Institutional Class      Inception (10/25/05)                 -1.88   those shown. All returns assume
shareholders with a performance overview       1 Year                            -33.18   reinvestment of distributions at NAV.
specific to their holdings. Institutional    ==========================================   Investment return and principal value will
Class shares are offered exclusively to                                                   fluctuate so your shares, when redeemed,
institutional investors, including defined   Institutional Class shares have no sales     may be worth more or less than their
contribution plans that meet certain         charge; therefore, performance is at net     original cost. See full report for
criteria.                                    asset value (NAV). Performance of            information on comparative benchmarks.
                                             Institutional Class shares will differ       Please consult your Fund prospectus for
                                             from performance of other share classes      more information. For the most current
                                             primarily due to differing sales charges     month-end performance, please call 800 451
                                             and class expenses.                          4246 or visit invescoaim.com.

                                                The total annual Fund operating expense
                                             ratio set forth in the most recent Fund
                                             prospectus as of the date of this
                                             supplement for Institutional Class shares
                                             was 0.90%. The expense ratios presented
                                             above may vary from the expense ratios
                                             presented in other sections of the actual
                                             report that are based on expenses incurred
                                             during the period covered by the report.

                                                Had the advisor not waived fees and/or
                                             expenses in the past, performance would
                                             have been lower.

==========================================
NASDAQ SYMBOL                        FSIUX
==========================================

Over for information on your Fund's expenses.

THIS SUPPLEMENT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND
PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND
EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.

FOR INSTITUTIONAL INVESTOR USE ONLY
                                                                                                                  [INVESCO AIM LOGO]
This material is for institutional investor use only and may not be quoted, reproduced                             - SERVICE MARK -
or shown to the public, nor used in written form as sales literature for public use.

invescoaim.com   I-UTI-INS-1   Invesco Aim Distributors, Inc.

CALCULATING YOUR ONGOING FUND EXPENSES


EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2008, through March 31, 2009.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.


-----------------------------------------------------------------------------------------------------------
                                                                            HYPOTHETICAL
                                                                      (5% ANNUAL RETURN BEFORE
                                                   ACTUAL                     EXPENSES)
                                         ------------------------------------------------------
                            BEGINNING        ENDING       EXPENSES       ENDING       EXPENSES   ANNUALIZED
                          ACCOUNT VALUE  ACCOUNT VALUE  PAID DURING  ACCOUNT VALUE  PAID DURING    EXPENSE
          CLASS             (10/01/08)   (03/31/09)(1)   PERIOD(2)     (03/31/09)    PERIOD(2)      RATIO
-----------------------------------------------------------------------------------------------------------
      Institutional         $1,000.00       $783.80        $5.11       $1,019.20       $5.79        1.15%
-----------------------------------------------------------------------------------------------------------



(1) The actual ending account value is based on the actual total return of the Fund for the period October 1, 2008, through March 31, 2009, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half year.


AIM UTILITIES FUND

SCHEDULE OF INVESTMENTS(A)

March 31, 2009




                                                       SHARES         VALUE
------------------------------------------------------------------------------

COMMON STOCKS-94.47%

ELECTRIC UTILITIES-37.00%

Duke Energy Corp.                                      434,000    $  6,214,880
------------------------------------------------------------------------------
E.ON AG (Germany)                                      187,000       5,193,289
------------------------------------------------------------------------------
Edison International                                   266,000       7,663,460
------------------------------------------------------------------------------
Entergy Corp.                                          135,202       9,205,904
------------------------------------------------------------------------------
Exelon Corp.                                           220,000       9,985,800
------------------------------------------------------------------------------
FirstEnergy Corp.                                      179,967       6,946,726
------------------------------------------------------------------------------
FPL Group, Inc.                                        233,000      11,820,090
------------------------------------------------------------------------------
Pepco Holdings, Inc.                                   346,000       4,318,080
------------------------------------------------------------------------------
Portland General Electric Co.                          328,834       5,784,190
------------------------------------------------------------------------------
PPL Corp.                                              240,000       6,890,400
------------------------------------------------------------------------------
Southern Co.                                           134,000       4,103,080
==============================================================================
                                                                    78,125,899
==============================================================================


GAS UTILITIES-10.18%

AGL Resources Inc.                                     248,000       6,579,440
------------------------------------------------------------------------------
EQT Corp.                                              238,000       7,456,540
------------------------------------------------------------------------------
ONEOK, Inc.                                            200,000       4,526,000
------------------------------------------------------------------------------
Questar Corp.                                          100,000       2,943,000
==============================================================================
                                                                    21,504,980
==============================================================================


INDEPENDENT POWER PRODUCERS & ENERGY TRADERS-2.56%

NRG Energy, Inc.(b)                                    307,000       5,403,200
==============================================================================


INTEGRATED TELECOMMUNICATION SERVICES-10.91%

Alaska Communications Systems Group Inc.               562,736       3,770,331
------------------------------------------------------------------------------
AT&T Inc.                                              345,402       8,704,131
------------------------------------------------------------------------------
Verizon Communications Inc.                            350,000      10,570,000
==============================================================================
                                                                    23,044,462
==============================================================================


MULTI-UTILITIES-28.80%

Ameren Corp.                                            74,690       1,732,061
------------------------------------------------------------------------------
CMS Energy Corp.                                       672,000       7,956,480
------------------------------------------------------------------------------
Dominion Resources, Inc.                               247,147       7,659,086
------------------------------------------------------------------------------
National Grid PLC (United Kingdom)                     545,000       4,186,987
------------------------------------------------------------------------------
PG&E Corp.                                             245,000       9,363,900
------------------------------------------------------------------------------
Public Service Enterprise Group Inc.                   221,018       6,513,400
------------------------------------------------------------------------------
Sempra Energy                                          237,000      10,958,880
------------------------------------------------------------------------------
Wisconsin Energy Corp.                                 106,929       4,402,267
------------------------------------------------------------------------------
Xcel Energy, Inc.                                      432,000       8,048,160
==============================================================================
                                                                    60,821,221
==============================================================================


OIL & GAS STORAGE & TRANSPORTATION-5.02%

El Paso Corp.                                          784,000       4,900,000
------------------------------------------------------------------------------
Williams Cos., Inc. (The)                              500,000       5,690,000
==============================================================================
                                                                    10,590,000
==============================================================================
     Total Common Stocks (Cost $241,501,209)                       199,489,762
==============================================================================


MONEY MARKET FUNDS-6.14%

Liquid Assets Portfolio-Institutional Class(c)       6,480,220       6,480,220
------------------------------------------------------------------------------
Premier Portfolio-Institutional Class(c)             6,480,220       6,480,220
==============================================================================
     Total Money Market Funds (Cost $12,960,440)                    12,960,440
==============================================================================
TOTAL INVESTMENTS-100.61% (Cost $254,461,649)                      212,450,202
==============================================================================
OTHER ASSETS LESS LIABILITIES-(0.61)%                               (1,295,730)
==============================================================================
NET ASSETS-100.00%                                                $211,154,472
______________________________________________________________________________
==============================================================================



Notes to Schedule of Investments:

(a) Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor's.
(b)   Non-income producing security.
(c) The money market fund and the Fund are affiliated by having the same investment advisor.


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        AIM UTILITIES FUND

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2009




ASSETS:

Investments, at value (Cost $241,501,209)                           $199,489,762
--------------------------------------------------------------------------------
Investments in affiliated money market funds, at value and cost       12,960,440
================================================================================
     Total investments (Cost $254,461,649)                           212,450,202
================================================================================
Receivables for:
  Investments sold                                                     1,777,170
--------------------------------------------------------------------------------
  Fund shares sold                                                       270,622
--------------------------------------------------------------------------------
  Dividends                                                              698,312
--------------------------------------------------------------------------------
Investment for trustee deferred compensation and retirement plans         34,895
--------------------------------------------------------------------------------
Other assets                                                              43,929
================================================================================
     Total assets                                                    215,275,130
________________________________________________________________________________
================================================================================


LIABILITIES:

Payables for:
  Investments purchased                                                3,409,794
--------------------------------------------------------------------------------
  Fund shares reacquired                                                 263,252
--------------------------------------------------------------------------------
  Accrued fees to affiliates                                             177,466
--------------------------------------------------------------------------------
  Accrued other operating expenses                                       198,626
--------------------------------------------------------------------------------
Trustee deferred compensation and retirement plans                        71,520
================================================================================
     Total liabilities                                                 4,120,658
================================================================================
Net assets applicable to shares outstanding                         $211,154,472
________________________________________________________________________________
================================================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest                                       $267,092,659
--------------------------------------------------------------------------------
Undistributed net investment income                                     (100,127)
--------------------------------------------------------------------------------
Undistributed net realized gain (loss)                               (13,826,788)
--------------------------------------------------------------------------------
Unrealized appreciation (depreciation)                               (42,011,272)
================================================================================
                                                                    $211,154,472
________________________________________________________________________________
================================================================================



NET ASSETS:

Class A                                                             $118,328,101
________________________________________________________________________________
================================================================================
Class B                                                             $ 18,253,855
________________________________________________________________________________
================================================================================
Class C                                                             $ 11,817,374
________________________________________________________________________________
================================================================================
Class Y                                                             $    300,226
________________________________________________________________________________
================================================================================
Investor Class                                                      $ 53,226,777
________________________________________________________________________________
================================================================================
Institutional Class                                                 $  9,228,139
________________________________________________________________________________
================================================================================


SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                                               10,227,890
________________________________________________________________________________
================================================================================
Class B                                                                1,572,954
________________________________________________________________________________
================================================================================
Class C                                                                1,009,946
________________________________________________________________________________
================================================================================
Class Y                                                                   25,737
________________________________________________________________________________
================================================================================
Investor Class                                                         4,562,922
________________________________________________________________________________
================================================================================
Institutional Class                                                      797,660
________________________________________________________________________________
================================================================================
Class A:
  Net asset value per share                                         $      11.57
--------------------------------------------------------------------------------
  Maximum offering price per share
     (Net asset value of $11.57 divided by 94.50%)                  $      12.24
________________________________________________________________________________
================================================================================
Class B:
  Net asset value and offering price per share                      $      11.60
________________________________________________________________________________
================================================================================
Class C:
  Net asset value and offering price per share                      $      11.70
________________________________________________________________________________
================================================================================
Class Y:
  Net asset value and offering price per share                      $      11.67
________________________________________________________________________________
================================================================================
Investor Class:
  Net asset value and offering price per share                      $      11.67
________________________________________________________________________________
================================================================================
Institutional Class:
  Net asset value and offering price per share                      $      11.57
________________________________________________________________________________
================================================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        AIM UTILITIES FUND

STATEMENT OF OPERATIONS

For the year ended March 31, 2009




INVESTMENT INCOME:

Dividends (net of foreign withholding taxes of $127,297)                           $  11,420,680
------------------------------------------------------------------------------------------------
Dividends from affiliated money market funds (includes securities lending income
  of $116,173)                                                                           364,656
================================================================================================
     Total investment income                                                          11,785,336
================================================================================================


EXPENSES:

Advisory fees                                                                          2,364,565
------------------------------------------------------------------------------------------------
Administrative services fees                                                             117,363
------------------------------------------------------------------------------------------------
Custodian fees                                                                            19,734
------------------------------------------------------------------------------------------------
Distribution fees:
  Class A                                                                                430,138
------------------------------------------------------------------------------------------------
  Class B                                                                                333,302
------------------------------------------------------------------------------------------------
  Class C                                                                                187,338
------------------------------------------------------------------------------------------------
  Investor Class                                                                         191,814
------------------------------------------------------------------------------------------------
Transfer agent fees -- A, B, C, Y and Investor                                           951,712
------------------------------------------------------------------------------------------------
Transfer agent fees -- Institutional                                                      10,819
------------------------------------------------------------------------------------------------
Trustees' and officers' fees and benefits                                                 27,268
------------------------------------------------------------------------------------------------
Other                                                                                    410,578
================================================================================================
     Total expenses                                                                    5,044,631
================================================================================================
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)                 (69,541)
================================================================================================
     Net expenses                                                                      4,975,090
================================================================================================
Net investment income                                                                  6,810,246
================================================================================================


REALIZED AND UNREALIZED GAIN (LOSS) FROM:

Net realized gain (loss) from:
  Investment securities                                                               (2,676,541)
------------------------------------------------------------------------------------------------
  Foreign currencies                                                                     (21,640)
================================================================================================
                                                                                      (2,698,181)
================================================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                                             (125,757,024)
------------------------------------------------------------------------------------------------
  Foreign currencies                                                                      (1,201)
================================================================================================
                                                                                    (125,758,225)
================================================================================================
Net realized and unrealized gain (loss)                                             (128,456,406)
================================================================================================
Net increase (decrease) in net assets resulting from operations                    $(121,646,160)
________________________________________________________________________________________________
================================================================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        AIM UTILITIES FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended March 31, 2009 and 2008



                                                                                 2009            2008
---------------------------------------------------------------------------------------------------------

OPERATIONS:

  Net investment income                                                     $   6,810,246    $  6,543,552
---------------------------------------------------------------------------------------------------------
  Net realized gain (loss)                                                     (2,698,181)     31,403,454
---------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation)                       (125,758,225)    (39,701,642)
=========================================================================================================
     Net increase (decrease) in net assets resulting from operations         (121,646,160)     (1,754,636)
=========================================================================================================
Distributions to shareholders from net investment income:
  Class A                                                                      (4,148,191)     (3,637,695)
---------------------------------------------------------------------------------------------------------
  Class B                                                                        (524,622)       (462,409)
---------------------------------------------------------------------------------------------------------
  Class C                                                                        (309,233)       (217,456)
---------------------------------------------------------------------------------------------------------
  Class Y                                                                          (4,448)             --
---------------------------------------------------------------------------------------------------------
  Investor Class                                                               (1,847,527)     (1,773,609)
---------------------------------------------------------------------------------------------------------
  Institutional Class                                                            (401,712)       (320,758)
=========================================================================================================
     Total distributions from net investment income                            (7,235,733)     (6,411,927)
=========================================================================================================
Share transactions-net:
  Class A                                                                     (25,250,837)      3,849,502
---------------------------------------------------------------------------------------------------------
  Class B                                                                     (16,773,218)     (1,024,495)
---------------------------------------------------------------------------------------------------------
  Class C                                                                      (3,516,850)      6,423,525
---------------------------------------------------------------------------------------------------------
  Class Y                                                                         339,880              --
---------------------------------------------------------------------------------------------------------
  Investor Class                                                              (10,946,889)     (8,900,355)
---------------------------------------------------------------------------------------------------------
  Institutional Class                                                          (3,538,683)     13,776,456
=========================================================================================================
     Net increase (decrease) in net assets resulting from share
       transactions                                                           (59,686,597)     14,124,633
=========================================================================================================
     Net increase (decrease) in net assets                                   (188,568,490)      5,958,070
=========================================================================================================


NET ASSETS:

  Beginning of year                                                           399,722,962     393,764,892
=========================================================================================================
  End of year (includes undistributed net investment income of $(100,127)
     and $215,793, respectively)                                            $ 211,154,472    $399,722,962
_________________________________________________________________________________________________________
=========================================================================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        AIM UTILITIES FUND

NOTES TO FINANCIAL STATEMENTS

March 31, 2009

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Utilities Fund (the "Fund") is a series portfolio of AIM Sector Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

  The Fund's investment objectives are capital growth and income.

  The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class Y, Investor Class and Institutional Class. Investor Class shares of the Fund are offered only to certain grandfathered investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to contingent deferred sales charges ("CDSC"). Class B shares and Class C shares are sold with a CDSC. Class Y, Investor Class and Institutional Class shares are sold at net asset value. Generally, Class B shares will automatically convert to Class A shares on or the about month-end which is at least eight years after the date of purchase.

  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

        A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

        Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

        Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.

        Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

        Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities and Corporate Loans. The mean between the last bid and asked prices may be used to value debt obligations other than Corporate Loans.

        Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

        Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.


13        AIM UTILITIES FUND

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

        The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.

        Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
      (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

        The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment advisor may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income are declared and paid quarterly and are recorded on ex-dividend date. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

        The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund's servicing agreements, that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. OTHER RISKS -- The Fund's investments are concentrated in a comparatively narrow segment of the economy. Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund's investments may tend to rise and fall more rapidly.

        The Fund may invest a large percentage of assets in securities of a limited number of companies, such that each investment may have a greater effect on the Fund's overall performance, and any change in the value of those securities could significantly affect the value of your investment in the Fund.

        Government regulation, difficulties in obtaining adequate financing and investment return, environmental issues, prices of fuel for generation of electricity, availability of natural gas, risks associated with power marketing and trading, and risks associated with nuclear power facilities may adversely affect the market value of the Fund's holdings.

J. SECURITIES LENDING -- The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to

14        AIM UTILITIES FUND
      the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.

K. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and
      (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

        The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

L. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. Fluctuations in the value of these contracts are recorded as unrealized appreciation (depreciation) until the contracts are closed. When these contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. The Fund could be exposed to risk, which may be in excess of the amount reflected in the Statement of Assets and Liabilities, if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with Invesco Aim Advisors, Inc. (the "Advisor" or "Invesco Aim"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Advisor based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                            RATE
-------------------------------------------------------------------
First $350 million                                           0.75%
-------------------------------------------------------------------
Next $350 million                                            0.65%
-------------------------------------------------------------------
Next $1.3 billion                                            0.55%
-------------------------------------------------------------------
Next $2 billion                                              0.45%
-------------------------------------------------------------------
Next $2 billion                                              0.40%
-------------------------------------------------------------------
Next $2 billion                                              0.375%
-------------------------------------------------------------------
Over $8 billion                                              0.35%
___________________________________________________________________
===================================================================




  Under the terms of a master sub-advisory agreement the Advisor and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the "Affiliated Sub-Advisors") the Advisor, not the Fund, may pay 40% of the fees paid to the Advisor to any such Affiliated Sub-Advisor(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Advisor(s).

  Through June 30, 2008, the Advisor had contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C, Investor Class and Institutional Class shares to 1.30%, 2.05%, 2.05%, 1.30% and 1.05% of average daily net assets, respectively. In determining the Advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual operating expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with Invesco Ltd. ("Invesco") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the Fund.

  Further, the Advisor has contractually agreed, through at least June 30, 2009, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Advisor receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

  For the year ended March 31, 2009, the Advisor waived advisory fees of $14,654 and reimbursed class level expenses of $41,705 for Class A, Class B, Class C and Investor Class shares in proportion to the relative net assets of such classes.


15        AIM UTILITIES FUND

  At the request of the Trustees of the Trust, Invesco agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended March 31, 2009, Invesco reimbursed expenses of the Fund in the amount of $2,009.

  The Trust has entered into a master administrative services agreement with Invesco Aim pursuant to which the Fund has agreed to pay Invesco Aim for certain administrative costs incurred in providing accounting services to the Fund. For the year ended March 31, 2009, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.

  The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. ("IAIS") pursuant to which the Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the course of providing such services. IAIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IAIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust's Board of Trustees. For the year ended March 31, 2009, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

  The Trust has entered into master distribution agreements with Invesco Aim Distributors, Inc. ("IADI") to serve as the distributor for the Class A, Class B, Class C, Class Y, Investor Class and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Investor Class shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays IADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Investor Class shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority ("FINRA") impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended March 31, 2009, expenses incurred under the Plan are shown in the Statement of Operations as distribution fees.

  Front-end sales commissions and CDSC (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended March 31, 2009, IADI advised the Fund that IADI retained $55,636 in front-end sales commissions from the sale of Class A shares and $9,183, $71,775 and $3,816 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

  Certain officers and trustees of the Trust are officers and directors of Invesco Aim, IAIS and/or IADI.

NOTE 3--SUPPLEMENTAL INFORMATION

The Fund adopted the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), effective with the beginning of the Fund's fiscal year. SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment's assigned level:

  Level 1 -- Prices are determined using quoted prices in an active market for identical assets.

  Level 2 -- Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

  Level 3 -- Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

  Below is a summary of the tiered valuation input levels, as of the end of the reporting period, March 31, 2009. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

                        INVESTMENTS IN
INPUT LEVEL               SECURITIES
--------------------------------------
Level 1                  $212,450,202
--------------------------------------
Level 2                            --
--------------------------------------
Level 3                            --
======================================
                         $212,450,202
______________________________________
======================================



NOTE 4--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended March 31, 2009, the Fund received credits from this arrangement, which resulted in the reduction of the Fund's total expenses of $11,173.


16        AIM UTILITIES FUND

NOTE 5--TRUSTEES' AND OFFICERS' FEES AND BENEFITS

"Trustees' and Officers' Fees and Benefits" include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officers' Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officers' Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

  During the year ended March 31, 2009, the Fund paid legal fees of $5,206 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--CASH BALANCES

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either
(i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco Aim, not to exceed the contractually agreed upon rate.

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

TAX CHARACTER OF DISTRIBUTIONS TO SHAREHOLDERS PAID DURING THE YEARS ENDED MARCH 31, 2009 AND 2008:

                                                                                 2009           2008
-------------------------------------------------------------------------------------------------------
Ordinary income                                                               $7,235,733     $6,411,927
_______________________________________________________________________________________________________
=======================================================================================================



TAX COMPONENTS OF NET ASSETS AT PERIOD-END:

                                                                                        2009
------------------------------------------------------------------------------------------------
Undistributed ordinary income                                                       $     10,012
------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) -- investments                            (42,441,362)
------------------------------------------------------------------------------------------------
Net unrealized appreciation -- other investments                                             175
------------------------------------------------------------------------------------------------
Temporary book/tax differences                                                           (87,193)
------------------------------------------------------------------------------------------------
Post-October deferrals                                                                (7,480,730)
------------------------------------------------------------------------------------------------
Capital loss carryforward                                                             (5,939,089)
------------------------------------------------------------------------------------------------
Shares of beneficial interest                                                        267,092,659
================================================================================================
Total net assets                                                                    $211,154,472
________________________________________________________________________________________________
================================================================================================




  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited to utilizing $4,308,246 of capital loss carryforward in the fiscal year ending March 31, 2010.

  The Fund utilized $4,690,558 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of March 31, 2009 which expires as follows:

                                                                                   CAPITAL LOSS
EXPIRATION                                                                        CARRYFORWARD*
-----------------------------------------------------------------------------------------------
March 31, 2010                                                                      $3,469,169
-----------------------------------------------------------------------------------------------
March 31, 2011                                                                       2,166,212
-----------------------------------------------------------------------------------------------
March 31, 2013                                                                         303,708
===============================================================================================
Total capital loss carryforward                                                     $5,939,089
_______________________________________________________________________________________________
===============================================================================================



* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.


17        AIM UTILITIES FUND

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended March 31, 2009 was $14,963,816 and $76,598,462, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

         UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities                          $ 13,654,064
------------------------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities                         (56,095,426)
================================================================================================
Net unrealized appreciation (depreciation) of investment securities                 $(42,441,362)
________________________________________________________________________________________________
================================================================================================
Cost of investments for tax purposes is $254,891,564.


NOTE 9--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions and excise taxes, on March 31, 2009, undistributed net investment income was increased by $109,567, undistributed net realized gain (loss) was increased by $21,640 and shares of beneficial interest decreased by $131,207. This reclassification had no effect on the net assets of the Fund.


18        AIM UTILITIES FUND

NOTE 10--SHARE INFORMATION


                                                                              SUMMARY OF SHARE ACTIVITY
------------------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED MARCH 31,
                                                             -----------------------------------------------------------
                                                                       2009(a)                           2008
                                                             ---------------------------     ---------------------------
                                                               SHARES          AMOUNT          SHARES          AMOUNT
------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                     2,353,313     $ 36,625,925      4,629,227     $ 87,647,510
------------------------------------------------------------------------------------------------------------------------
  Class B                                                       405,105        6,448,164        984,708       18,684,912
------------------------------------------------------------------------------------------------------------------------
  Class C                                                       429,522        6,945,679      1,121,305       21,657,595
------------------------------------------------------------------------------------------------------------------------
  Class Y(b)                                                     28,425          370,241             --               --
------------------------------------------------------------------------------------------------------------------------
  Investor Class                                                462,072        7,010,287      1,722,790       33,199,501
------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                           166,555        2,530,651      1,082,585       19,964,451
========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                       265,477        3,772,825        175,742        3,302,538
------------------------------------------------------------------------------------------------------------------------
  Class B                                                        33,445          475,210         22,106          416,441
------------------------------------------------------------------------------------------------------------------------
  Class C                                                        20,031          284,006         10,617          201,639
------------------------------------------------------------------------------------------------------------------------
  Class Y                                                           368            4,448             --               --
------------------------------------------------------------------------------------------------------------------------
  Investor Class                                                122,643        1,752,066         89,242        1,691,405
------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                            28,082          401,712         17,003          320,758
========================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                       625,195        9,961,386        391,902        7,322,854
------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (623,503)      (9,961,386)      (390,878)      (7,322,854)
========================================================================================================================
Reacquired:
  Class A(b)                                                 (4,994,906)     (75,610,973)    (5,024,031)     (94,423,400)
------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (915,528)     (13,735,206)      (679,532)     (12,802,994)
------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (720,487)     (10,746,535)      (816,273)     (15,435,709)
------------------------------------------------------------------------------------------------------------------------
  Class Y                                                        (3,056)         (34,809)            --               --
------------------------------------------------------------------------------------------------------------------------
  Investor Class(b)                                          (1,325,059)     (19,709,242)    (2,343,857)     (43,791,261)
------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                          (432,231)      (6,471,046)      (347,098)      (6,508,753)
========================================================================================================================
     Net increase (decrease) in share activity               (4,074,537)    $(59,686,597)       645,558     $ 14,124,633
________________________________________________________________________________________________________________________
========================================================================================================================



(a) There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 11% of the outstanding shares of the Fund. IADI has an agreement with these entities to sell Fund shares. The Fund, Invesco Aim and/or Invesco Aim affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco Aim and/or Invesco Aim affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b) Effective upon the commencement date of Class Y shares, October 3, 2008, the following shares were converted from Class A and Investor Class into Class Y shares of the Fund:

     CLASS                                                                       SHARES        AMOUNT
     -------------------------------------------------------------------------------------------------
     Class Y                                                                     10,878      $ 157,844
     -------------------------------------------------------------------------------------------------
     Class A                                                                     (7,141)      (102,754)
     -------------------------------------------------------------------------------------------------
     Investor Class                                                              (3,797)       (55,090)
     _________________________________________________________________________________________________
     =================================================================================================





19        AIM UTILITIES FUND

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                    NET GAINS
                                                     (LOSSES)
                           NET ASSET              ON SECURITIES               DIVIDENDS
                             VALUE,       NET         (BOTH      TOTAL FROM   FROM NET    NET ASSET               NET ASSETS,
                           BEGINNING  INVESTMENT   REALIZED AND  INVESTMENT  INVESTMENT  VALUE, END    TOTAL     END OF PERIOD
                           OF PERIOD    INCOME     UNREALIZED)   OPERATIONS    INCOME     OF PERIOD  RETURN(a)  (000S OMITTED)
------------------------------------------------------------------------------------------------------------------------------
CLASS A
Year ended 03/31/09          $17.89      $0.35(c)     $(6.29)(d)   $(5.94)     $(0.38)     $11.57      (33.56)%(d) $118,328
Year ended 03/31/08           18.15       0.32(c)      (0.27)        0.05       (0.31)      17.89        0.20       214,352
Year ended 03/31/07           13.92       0.31          4.23         4.54       (0.31)      18.15       33.05       214,289
Year ended 03/31/06           12.28       0.28          1.65         1.93       (0.29)      13.92       15.74       135,835
Year ended 03/31/05           10.10       0.30(c)       2.18         2.48       (0.30)      12.28       24.95       113,325
------------------------------------------------------------------------------------------------------------------------------
CLASS B
Year ended 03/31/09           17.95       0.24(c)      (6.32)(d)    (6.08)      (0.27)      11.60      (34.12)(d)    18,254
Year ended 03/31/08           18.21       0.18(c)      (0.27)       (0.09)      (0.17)      17.95       (0.53)       47,990
Year ended 03/31/07           13.97       0.20          4.24         4.44       (0.20)      18.21       32.02        49,840
Year ended 03/31/06           12.32       0.18          1.66         1.84       (0.19)      13.97       14.92        41,888
Year ended 03/31/05           10.13       0.23(c)       2.19         2.42       (0.23)      12.32       24.17        35,303
------------------------------------------------------------------------------------------------------------------------------
CLASS C
Year ended 03/31/09           18.09       0.24(c)      (6.36)(d)    (6.12)      (0.27)      11.70      (34.06)(d)    11,817
Year ended 03/31/08           18.35       0.18(c)      (0.27)       (0.09)      (0.17)      18.09       (0.52)       23,176
Year ended 03/31/07           14.08       0.20          4.27         4.47       (0.20)      18.35       31.99        17,711
Year ended 03/31/06           12.41       0.18          1.68         1.86       (0.19)      14.08       14.98        11,208
Year ended 03/31/05           10.21       0.23(c)       2.20         2.43       (0.23)      12.41       24.08         6,900
------------------------------------------------------------------------------------------------------------------------------
CLASS Y
Year ended 03/31/09(f)        14.51       0.15(c)      (2.77)(d)    (2.62)      (0.22)      11.67      (18.13)(d)       300
------------------------------------------------------------------------------------------------------------------------------
INVESTOR CLASS
Year ended 03/31/09           18.04       0.35(c)      (6.34)(d)    (5.99)      (0.38)      11.67      (33.54)(d)    53,227
Year ended 03/31/08           18.30       0.32(c)      (0.27)        0.05       (0.31)      18.04        0.22        95,682
Year ended 03/31/07           14.04       0.32          4.26         4.58       (0.32)      18.30       33.00       106,793
Year ended 03/31/06           12.38       0.28          1.67         1.95       (0.29)      14.04       15.79        84,701
Year ended 03/31/05           10.18       0.31(c)       2.21         2.52       (0.32)      12.38       25.08        79,536
------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS
Year ended 03/31/09           17.89       0.42(c)      (6.29)(d)    (5.87)      (0.45)      11.57      (33.24)(d)     9,228
Year ended 03/31/08           18.15       0.40(c)      (0.27)        0.13       (0.39)      17.89        0.63        18,522
Year ended 03/31/07           13.92       0.36          4.24         4.60       (0.37)      18.15       33.54         5,132
Year ended 03/31/06(f)        13.48       0.13          0.46         0.59       (0.15)      13.92        4.34           719
______________________________________________________________________________________________________________________________
==============================================================================================================================

                               RATIO OF          RATIO OF
                               EXPENSES          EXPENSES
                              TO AVERAGE      TO AVERAGE NET  RATIO OF NET
                              NET ASSETS      ASSETS WITHOUT   INVESTMENT
                           WITH FEE WAIVERS    FEE WAIVERS       INCOME
                            AND/OR EXPENSES  AND/OR EXPENSES   TO AVERAGE    PORTFOLIO
                               ABSORBED          ABSORBED      NET ASSETS   TURNOVER(b)
---------------------------------------------------------------------------------------
CLASS A
Year ended 03/31/09              1.48%(e)          1.50%(e)       2.26%(e)        5%
Year ended 03/31/08              1.31              1.34           1.69           25
Year ended 03/31/07              1.31              1.41           2.01           33
Year ended 03/31/06              1.30              1.46           2.06           37
Year ended 03/31/05              1.40              1.46           2.76           33
---------------------------------------------------------------------------------------
CLASS B
Year ended 03/31/09              2.23(e)           2.25(e)        1.51(e)         5
Year ended 03/31/08              2.06              2.09           0.94           25
Year ended 03/31/07              2.06              2.16           1.26           33
Year ended 03/31/06              2.05              2.21           1.31           37
Year ended 03/31/05              2.05              2.21           2.11           33
---------------------------------------------------------------------------------------
CLASS C
Year ended 03/31/09              2.23(e)           2.25(e)        1.51(e)         5
Year ended 03/31/08              2.06              2.09           0.94           25
Year ended 03/31/07              2.06              2.16           1.26           33
Year ended 03/31/06              2.05              2.21           1.31           37
Year ended 03/31/05              2.05              2.21           2.11           33
---------------------------------------------------------------------------------------
CLASS Y
Year ended 03/31/09(f)           1.46(e)(g)        1.47(e)(g)     2.28(e)(g)      5
---------------------------------------------------------------------------------------
INVESTOR CLASS
Year ended 03/31/09              1.48(e)           1.50(e)        2.26(e)         5
Year ended 03/31/08              1.31              1.34           1.69           25
Year ended 03/31/07              1.31              1.41           2.01           33
Year ended 03/31/06              1.30              1.46           2.06           37
Year ended 03/31/05              1.30              1.46           2.86           33
---------------------------------------------------------------------------------------
INSTITUTIONAL CLASS
Year ended 03/31/09              1.00(e)           1.01(e)        2.74(e)         5
Year ended 03/31/08              0.89              0.89           2.11           25
Year ended 03/31/07              0.91              0.91           2.41           33
Year ended 03/31/06(f)           0.92(g)           1.05(g)        2.44(g)        37
_______________________________________________________________________________________
=======================================================================================



(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(b) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(c)  Calculated using average shares outstanding.
(d) Includes litigation proceeds received during the period. Had the litigation proceeds not been received, net gains(losses) on securities (both realized and unrealized) per share would have been $(6.39), $(6.42), $(6.46), $(2.83), $(6.44) and $(6.39) for Class A, Class B, Class C, Class Y, Investor Class and Institutional Class shares, respectively and total return would have been lower.
(e) Ratios are based on average daily net assets (000's omitted) of $172,055, $33,330, $18,734, $212, $76,726 and $14,328 for Class A, Class B, Class C,
     Class Y, Investor Class and Institutional Class shares, respectively.
(f) Commencement date of October 3, 2008 and October 25, 2005 for Class Y and Institutional Class shares, respectively.
(g)  Annualized.


20        AIM UTILITIES FUND

NOTE 12--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On May 23, 2008, the Securities and Exchange Commission ("SEC") publicly posted its final approval of the Distribution Plans ("Distribution Plans") for the distribution of monies placed into two separate Fair Funds created pursuant to a settlement reached on October 8, 2004 between Invesco Funds Group, Inc. ("IFG"), Invesco Aim Advisors, Inc. ("Invesco Aim") and Invesco Aim Distributors, Inc. ("IADI") and the SEC (the "Order"). One of the Fair Funds consists of $325 million, plus interest and any contributions by other settling parties, for distribution to shareholders of certain mutual funds formerly advised by IFG who may have been harmed by market timing and related activity. The second Fair Fund consists of $50 million, plus interest and any contributions by other settling parties, for distribution to shareholders of certain mutual funds advised by Invesco Aim who may have been harmed by market timing and related activity. The Distribution Plans provide for the distribution to all eligible investors to compensate such investors for injury they may have suffered as a result of market timing in the affected funds. The Distribution Plans include a provision for any residual amounts in the Fair Funds to be distributed in the future to the affected funds. Because the distribution of the Fair Funds has not yet commenced, management of Invesco Aim and the Fund are unable to estimate the amount of distribution to be made to the Fund, if any.

  At the request of the trustees of the AIM Funds, Invesco Ltd. ("Invesco"), the parent company of IFG and Invesco Aim, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.

PENDING LITIGATION AND REGULATORY INQUIRIES


  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, Invesco Aim, IADI and/or related entities and individuals alleging that the defendants permitted improper market timing and related activity in the AIM Funds.

  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid.

  All lawsuits based on allegations of market timing, late trading and related issues were transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various Invesco Aim- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of ERISA purportedly brought on behalf of participants in the Invesco 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On January 5, 2008, the parties reached an agreement in principle to settle both the Consolidated Amended Class Action Complaint and Consolidated Amended Fund Derivative Complaint, subject to the MDL Court approval. Individual class members have the right to object. On December 15, 2008, the parties reached an agreement in principle to settle the Amended Class Action Complaint for Violations of ERISA, subject to the MDL Court approval. Individual class members have the right to object. No payments are required under the settlement; however, the parties agreed that certain limited changes to benefit plans and participants' accounts would be made.

  IFG, Invesco Aim, IADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, Invesco Aim and IADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, Invesco Aim, IADI and/or related entities and individuals in the future.

  Management of Invesco Aim and the Fund believe that the outcome of the Pending Litigation and Regulatory Inquiries described above will have no material adverse affect on the Fund or on the ability of Invesco Aim and IADI to provide ongoing services to the Fund.


21        AIM UTILITIES FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Trustees of AIM Sector Funds and Shareholders of AIM Utilities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Utilities Fund (one of the funds constituting AIM Sector Funds, hereafter referred to as the "Fund") at March 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2009, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

May 15, 2009
Houston, Texas



22        AIM UTILITIES FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. With the exception of the actual ending account value and expenses of the Class Y shares, the example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2008, through March 31, 2009. The actual ending account and expenses of the Class Y shares in the below example are based on an investment of $1,000 invested as of close of business October 3, 2008 (commencement date) and held through March 31, 2009.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period (as of close of business October 3, 2008 through March 31, 2009 for the Class Y shares). Because the actual ending account value and expense information in the example is not based upon a six month period for the Class Y shares, the ending account value and expense information may not provide a meaningful comparison to mutual funds that provide such information for a full six month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.


---------------------------------------------------------------------------------------------------
                                                                    HYPOTHETICAL
                                                              (5% ANNUAL RETURN BEFORE
                                           ACTUAL                     EXPENSES)
                                 ------------------------------------------------------
                    BEGINNING        ENDING       EXPENSES       ENDING       EXPENSES   ANNUALIZED
                  ACCOUNT VALUE  ACCOUNT VALUE  PAID DURING  ACCOUNT VALUE  PAID DURING    EXPENSE
      CLASS         (10/01/08)   (03/31/09)(1)   PERIOD(2)     (03/31/09)   PERIOD(2,3)     RATIO
---------------------------------------------------------------------------------------------------
        A           $1,000.00       $781.20        $ 7.59      $1,016.40       $ 8.60       1.71%
---------------------------------------------------------------------------------------------------
        B            1,000.00        777.80         10.90       1,012.67        12.34       2.46
---------------------------------------------------------------------------------------------------
        C            1,000.00        778.30         10.91       1,012.67        12.34       2.46
---------------------------------------------------------------------------------------------------
        Y            1,000.00        818.70          6.55       1,017.65         7.34       1.46
---------------------------------------------------------------------------------------------------
    Investor         1,000.00        781.10          7.59       1,016.40         8.60       1.71
---------------------------------------------------------------------------------------------------



(1) The actual ending account value is based on the actual total return of the Fund for the period October 1, 2008, through March 31, 2009 (as of close of business October 3, 2008, through March 31, 2009 for the Class Y shares), after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half year. For the Class Y shares actual expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 180 (as of close of business October 3, 2008, through March 31, 2009)/365. Because the Class Y shares have not been in existence for a full six month period, the actual ending account value and expense information shown may not provide a meaningful comparison to fund expense information of classes that show such data for a full six month period and, because the actual ending account value and expense information in the expense example covers a short time period, return and expense data may not be indicative of return and expense data for longer time periods.
(3) Hypothetical expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 182/365 to reflect a one-half year period. The hypothetical ending account value and expenses may be used to compare ongoing costs of investing in Class Y shares of the Fund and other funds because such data is based on a full six month period.


23        AIM UTILITIES FUND

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended March 31, 2009:



     FEDERAL AND STATE INCOME TAX
     ----------------------------
     Qualified Dividend Income*                             100%
     Corporate Dividends Received Deduction*                100%



     * The above percentages are based on ordinary income dividends paid to shareholders during the Fund's fiscal year.

NON-RESIDENT ALIEN SHAREHOLDER INFORMATION

The percentages of qualifying assets not subject to the U.S. estate tax for the fiscal quarters ended June 30, 2008, September 30, 2008, December 31, 2008 and March 31, 2009 were 10.88%, 11.30%, 10.85%, and 10.39%, respectively.


24        AIM UTILITIES FUND

TRUSTEES AND OFFICERS


The address of each trustee and officer of AIM Sector Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 102 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.


NAME, YEAR OF BIRTH AND         TRUSTEE AND/                                                                OTHER
POSITION(S) HELD WITH THE       OR OFFICER    PRINCIPAL OCCUPATION(S)                                       DIRECTORSHIP(S)
TRUST                           SINCE         DURING PAST 5 YEARS                                           HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------

 INTERESTED PERSONS
--------------------------------------------------------------------------------------------------------------------------------

 Martin L.                      2007          Executive Director, Chief Executive Officer and President,    None
 Flanagan(1) -- 1960                          Invesco Ltd. (ultimate parent of Invesco Aim and a global
 Trustee                                      investment management firm); Chairman, Invesco Aim Advisors,
                                              Inc. (registered investment advisor); Trustee, The AIM
                                              Family of Funds--Registered Trademark--; Vice Chairman,
                                              Investment Company Institute; and Member of Executive Board,
                                              SMU Cox School of Business

                                              Formerly: Director, Chairman, Chief Executive Officer and
                                              President, IVZ Inc. (holding company); INVESCO Group
                                              Services, Inc. (service provider); and Invesco North
                                              American Holdings, Inc. (holding company); Director, Chief
                                              Executive Officer and President, Invesco Holding Company
                                              Limited (parent of Invesco Aim and a global investment
                                              management firm); Chairman, Investment Company Institute;
                                              President, Co-Chief Executive Officer, Co-President, Chief
                                              Operating Officer and Chief Financial Officer, Franklin
                                              Resources, Inc. (global investment management organization)
--------------------------------------------------------------------------------------------------------------------------------

 Philip A. Taylor(2) -- 1954    2006          Head of North American Retail and Senior Managing Director,   None
 Trustee, President and                       Invesco Ltd.; Director, Chief Executive Officer and
 Principal                                    President, Invesco Trimark Dealer Inc. (formerly AIM Mutual
 Executive Officer                            Fund Dealer Inc.) (registered broker dealer), Invesco Aim
                                              Advisors, Inc., and 1371 Preferred Inc. (holding company);
                                              Director, Chairman, Chief Executive Officer and President,
                                              Invesco Aim Management Group, Inc. (financial services
                                              holding company) and Invesco Aim Capital Management, Inc.
                                              (registered investment advisor); Director and President,
                                              INVESCO Funds Group, Inc. (registered investment advisor and register transfer agent) and AIM GP Canada Inc. (general
                                              partner for a limited partnership); Director, Invesco Aim
                                              Distributors, Inc. (registered broker dealer); Director and
                                              Chairman, Invesco Aim Investment Services, Inc. (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, INVESCO
                                              Inc. (holding company) and Invesco Canada Holdings Inc.
                                              (holding company); Chief Executive Officer, AIM Trimark
                                              Corporate Class Inc. (corporate mutual fund company) and AIM
                                              Trimark Canada Fund Inc. (corporate mutual fund company);
                                              Director and Chief Executive Officer, Invesco Trimark
                                              Ltd./Invesco Trimark Ltee (formerly AIM Funds Management
                                              Inc. d/b/a INVESCO Enterprise Services) (registered
                                              investment advisor and registered transfer agent) and
                                              Invesco Trimark Dealer Inc. (formerly AIM Mutual Fund Dealer
                                              Inc.) (registered broker dealer); Trustee, President and
                                              Principal Executive Officer of The AIM Family of Funds--
                                              Registered Trademark-- (other than AIM Treasurer's Series
                                              Trust and Short-Term Investments Trust); Trustee and
                                              Executive Vice President, The AIM Family of Funds--
                                              Registered Trademark-- (AIM Treasurer's Series Trust and
                                              Short-Term Investments Trust only); and Manager, Invesco
                                              PowerShares Capital Management LLC

                                              Formerly: President, Invesco Trimark Dealer Inc.; Director
                                              and President, AIM Trimark Corporate Class Inc. and AIM
                                              Trimark Canada Fund Inc.; Director and President, Invesco
                                              Trimark Ltd./Invesco Trimark Ltee (formerly AIM Funds
                                              Management Inc. d/b/a INVESCO Enterprise Services); Senior
                                              Managing Director, Invesco Holding Company Limited; Trustee
                                              and Executive Vice President, Tax-Free Investments Trust;
                                              Director and Chairman, Fund Management Company (registered broker dealer); President and Principal Executive Officer,
                                              The AIM Family of Funds--Registered Trademark-- (AIM
                                              Treasurer's Series Trust, Short-Term Investments Trust and
                                              Tax-Free Investments Trust only); President, AIM Trimark
                                              Global Fund Inc. and AIM Trimark Canada Fund Inc.; and
                                              Director, Trimark Trust (federally regulated Canadian Trust
                                              Company)

--------------------------------------------------------------------------------------------------------------------------------

 INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------------------------------------------------

 Bruce L. Crockett -- 1944      2003          Chairman, Crockett Technology Associates (technology          ACE Limited
 Trustee and Chair                            consulting company)                                           (insurance company);
                                                                                                            Captaris, Inc.
                                                                                                            (unified messaging
                                                                                                            provider); and
                                                                                                            Investment Company
                                                                                                            Institute
--------------------------------------------------------------------------------------------------------------------------------

 Bob R. Baker -- 1936           1983          Retired                                                       None
 Trustee
--------------------------------------------------------------------------------------------------------------------------------

 Frank S. Bayley -- 1939        2003          Retired
 Trustee
                                              Formerly: Partner, law firm of Baker & McKenzie; and          None
                                              Director, Badgley Funds, Inc. (registered investment
                                              company) (2 portfolios)

--------------------------------------------------------------------------------------------------------------------------------


 James T. Bunch -- 1942         2000          Founder, Green, Manning & Bunch Ltd., (investment banking     Director, Van Gilder
 Trustee                                      firm)                                                         Insurance Company,
                                                                                                            Board of Governors,
                                                                                                            Western Golf
                                                                                                            Association/Evans
                                                                                                            Scholars Foundation
                                                                                                            and Executive
                                                                                                            Committee, United
                                                                                                            States Golf
                                                                                                            Association

--------------------------------------------------------------------------------------------------------------------------------


 Albert R. Dowden -- 1941       2003          Director of a number of public and private business           None
 Trustee                                      corporations, including the Boss Group Ltd. (private
                                              investment and management); Continental Energy Services, LLC
                                              (oil and gas pipeline service); Reich & Tang Funds
                                              (registered investment company); Annuity and Life Re
                                              (Holdings), Ltd. (reinsurance company), and Homeowners of
                                              America Holding Corporation/Homeowners of America Insurance
                                              Company (property casualty company)

                                              Formerly: Director, CompuDyne Corporation (provider of
                                              product and services to the public security market);
                                              Director, President and Chief Executive Officer, Volvo Group
                                              North America, Inc.; Senior Vice President, AB Volvo;
                                              Director of various public and private corporations

--------------------------------------------------------------------------------------------------------------------------------


 Jack M. Fields -- 1952         2003          Chief Executive Officer, Twenty First Century Group, Inc.     Administaff
 Trustee                                      (government affairs company); and Owner and Chief Executive
                                              Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment)

                                              Formerly: Chief Executive Officer, Texana Timber LP
                                              (sustainable forestry company); and Discovery Global
                                              Education Fund (non-profit)

--------------------------------------------------------------------------------------------------------------------------------


 Carl Frischling -- 1937        2003          Partner, law firm of Kramer Levin Naftalis and Frankel LLP    Director, Reich &
 Trustee                                                                                                    Tang Funds (16
                                                                                                            portfolios)

--------------------------------------------------------------------------------------------------------------------------------


 Prema Mathai-Davis -- 1950     2003          Retired                                                       None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Lewis F. Pennock -- 1942       2003          Partner, law firm of Pennock & Cooper                         None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Larry Soll -- 1942             1997          Retired                                                       None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Raymond Stickel, Jr. -- 1944   2005          Retired
 Trustee
                                              Formerly: Partner, Director, Mainstay VP Series Funds, Inc.   None
                                              (25 portfolios)

--------------------------------------------------------------------------------------------------------------------------------



(1) Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the advisor to the Trust.
(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.


25        AIM UTILITIES FUND

NAME, YEAR OF BIRTH AND         TRUSTEE AND/                                                                     OTHER
POSITION(S) HELD WITH THE       OR OFFICER    PRINCIPAL OCCUPATION(S)                                            DIRECTORSHIP(S)
TRUST                           SINCE         DURING PAST 5 YEARS                                                HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------

 OTHER OFFICERS
--------------------------------------------------------------------------------------------------------------------------------

 Russell C. Burk -- 1958        2005          Senior Vice President and Senior Officer of The AIM Family of      N/A
 Senior Vice President and                    Funds--Registered Trademark--
 Senior Officer
                                              Formerly: Director of Compliance and Assistant General Counsel,
                                              ICON Advisers, Inc.; Financial Consultant, Merrill Lynch; General
                                              Counsel and Director of Compliance, ALPS Mutual Funds, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 John M. Zerr -- 1962           2006          Director, Senior Vice President, Secretary and General Counsel,    N/A
 Senior Vice President, Chief                 Invesco Aim Management Group, Inc., Invesco Aim Advisors, Inc.
 Legal Officer and Secretary                  and Invesco Aim Capital Management, Inc.; Director, Senior Vice
                                              President and Secretary, Invesco Aim Distributors, Inc.;
                                              Director, Vice President and Secretary, Invesco Aim Investment
                                              Services, Inc. and INVESCO Distributors, Inc.; Director and Vice
                                              President, INVESCO Funds Group Inc.; Senior Vice President, Chief
                                              Legal Officer and Secretary, The AIM Family of Funds--Registered
                                              Trademark--; and Manager, Invesco PowerShares Capital Management
                                              LLC

                                              Formerly: Director, Vice President and Secretary, Fund Management
                                              Company; Vice President, Invesco Aim Capital Management, Inc.;
                                              Chief Operating Officer, Senior Vice President, General Counsel
                                              and Secretary, Liberty Ridge Capital, Inc. (an investment
                                              adviser); Vice President and Secretary, PBHG Funds (an investment company); Vice President and Secretary, PBHG Insurance Series
                                              Fund (an investment company); Chief Operating Officer, General
                                              Counsel and Secretary, Old Mutual Investment Partners (a broker-
                                              dealer); General Counsel and Secretary, Old Mutual Fund Services
                                              (an administrator); General Counsel and Secretary, Old Mutual
                                              Shareholder Services (a shareholder servicing center); Executive
                                              Vice President, General Counsel and Secretary, Old Mutual
                                              Capital, Inc. (an investment adviser); and Vice President and
                                              Secretary, Old Mutual Advisors Funds (an investment company)

--------------------------------------------------------------------------------------------------------------------------------

 Lisa O. Brinkley -- 1959       2004          Global Compliance Director, Invesco Ltd.; and Vice President, The  N/A
 Vice President                               AIM Family of Funds--Registered Trademark--

                                              Formerly: Senior Vice President, Invesco Aim Management Group,
                                              Inc.; Senior Vice President and Chief Compliance Officer, Invesco
                                              Aim Advisors, Inc. and The AIM Family of Funds--Registered
                                              Trademark--; Vice President and Chief Compliance Officer, Invesco
                                              Aim Capital Management, Inc. and Invesco Aim Distributors, Inc.;
                                              Vice President, Invesco Aim Investment Services, Inc. and Fund
                                              Management Company

--------------------------------------------------------------------------------------------------------------------------------

 Kevin M. Carome -- 1956        2003          General Counsel, Secretary and Senior Managing Director, Invesco   N/A
 Vice President                               Ltd.; Director and Secretary, Invesco Holding Company Limited,
                                              and INVESCO Funds Group, Inc.; Director and Executive Vice
                                              President, IVZ Inc., Invesco Group Services, Inc., Invesco North
                                              American Holdings, Inc. and Invesco Investments (Bermuda) Ltd.;
                                              and Vice President, The AIM Family of Funds--Registered
                                              Trademark--

                                              Formerly: Secretary, IVZ, Inc., Invesco Group Services, Inc., and
                                              Invesco North American Holdings, Inc.; Senior Managing Director
                                              and Secretary, Invesco Holding Company Limited; Director, Senior
                                              Vice President, Secretary and General Counsel, Invesco Aim
                                              Management Group, Inc. and Invesco Aim Advisors, Inc.; Senior
                                              Vice President, Invesco Aim Distributors, Inc.; Director, General
                                              Counsel and Vice President, Fund Management Company; Vice
                                              President, Invesco Aim Capital Management, Inc., Invesco Aim
                                              Investment Services, Inc., Invesco Group Services, Inc. and IVZ
                                              Inc.; Senior Vice President, Chief Legal Officer and Secretary,
                                              The AIM Family of Funds--Registered Trademark--; Director and
                                              Vice President, INVESCO Distributors, Inc. and Chief Executive
                                              Officer and President, INVESCO Funds Group, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Sheri Morris -- 1964           1999          Vice President, Treasurer and Principal Financial Officer, The     N/A
 Vice President, Treasurer                    AIM Family of Funds--Registered Trademark--; and Vice President,
 and Principal Financial                      Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc.
 Officer                                      and Invesco Aim Private Asset Management Inc.

                                              Formerly: Assistant Vice President and Assistant Treasurer, The
                                              AIM Family of Funds--Registered Trademark-- and Assistant Vice
                                              President, Invesco Aim Advisors, Inc., Invesco Aim Capital
                                              Management, Inc. and Invesco Aim Private Asset Management, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Karen Dunn Kelley -- 1960      2003          Head of Invesco's World Wide Fixed Income and Cash Management      N/A
 Vice President                               Group; Director of Cash Management and Senior Vice President,
                                              Invesco Aim Advisors, Inc. and Invesco Aim Capital Management,
                                              Inc; Executive Vice President, Invesco Aim Distributors, Inc.;
                                              Senior Vice President, Invesco Aim Management Group, Inc.; Vice
                                              President, The AIM Family of Funds--Registered Trademark-- (other than AIM Treasurer's Series Trust and Short-Term Investments
                                              Trust); and President and Principal Executive Officer, The AIM
                                              Family of Funds--Registered Trademark-- (AIM Treasurer's Series
                                              Trust and Short-Term Investments Trust only)

                                              Formerly President and Principal Executive Officer, Tax-Free
                                              Investments Trust; Director and President, Fund Management
                                              Company; Chief Cash Management Officer and Managing Director,
                                              Invesco Aim Capital Management, Inc.; and Vice President, Invesco
                                              Aim Advisors, Inc. and The AIM Family of Funds--Registered
                                              Trademark-- (AIM Treasurer's Series Trust, Short-Term Investments
                                              Trust and Tax-Free Investments Trust only)

--------------------------------------------------------------------------------------------------------------------------------

 Lance A. Rejsek -- 1967        2005          Anti-Money Laundering Compliance Officer, Invesco Aim Advisors,    N/A
 Anti-Money Laundering                        Inc., Invesco Aim Capital Management, Inc., Invesco Aim
 Compliance Officer                           Distributors, Inc., Invesco Aim Investment Services, Inc.,
                                              Invesco Aim Private Asset Management, Inc. and The AIM Family of
                                              Funds--Registered Trademark--

                                              Formerly: Anti-Money Laundering Compliance Officer, Fund
                                              Management Company; and Manager of the Fraud Prevention
                                              Department, Invesco Aim Investment Services, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Todd L. Spillane -- 1958       2006          Senior Vice President, Invesco Aim Management Group, Inc.; Senior  N/A
 Chief Compliance Officer                     Vice President and Chief Compliance Officer, Invesco Aim
                                              Advisors, Inc. and Invesco Aim Capital Management, Inc.; Chief
                                              Compliance Officer, The AIM Family of Funds--Registered
                                              Trademark--, Invesco Global Asset Management (N.A.), Inc.
                                              (registered investment advisor), Invesco Institutional (N.A.),
                                              Inc., (registered investment advisor), INVESCO Private Capital
                                              Investments, Inc. (holding company), Invesco Private Capital,
                                              Inc. (registered investment advisor) and Invesco Senior Secured
                                              Management, Inc. (registered investment advisor); and Vice
                                              President, Invesco Aim Distributors, Inc. and Invesco Aim
                                              Investment Services, Inc.

                                              Formerly: Vice President, Invesco Aim Capital Management, Inc.
                                              and Fund Management Company; and Global Head of Product
                                              Development, AIG-Global Investment Group, Inc.

--------------------------------------------------------------------------------------------------------------------------------



The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

Please refer to the Fund's prospectus for information on the Fund's sub-advisors.



OFFICE OF THE FUND        INVESTMENT ADVISOR           DISTRIBUTOR                      AUDITORS
11 Greenway Plaza         Invesco Aim Advisors, Inc.   Invesco Aim Distributors, Inc.   PricewaterhouseCoopers LLP
Suite 100                 11 Greenway Plaza            11 Greenway Plaza                1201 Louisiana Street
Houston, TX 77046-1173    Suite 100                    Suite 100                        Suite 2900
                          Houston, TX 77046-1173       Houston, TX 77046-1173           Houston, TX 77002-5678


COUNSEL TO THE FUND       COUNSEL TO THE               TRANSFER AGENT                   CUSTODIAN
Stradley Ronon Stevens    INDEPENDENT TRUSTEES         Invesco Aim Investment           State Street Bank and
& Young, LLP              Kramer, Levin, Naftalis &    Services, Inc.                   Trust Company
2600 One Commerce Square  Frankel LLP                  P.O. Box 4739                    225 Franklin Street
Philadelphia, PA 19103    1177 Avenue of the Americas  Houston, TX 77210-4739           Boston, MA 02110-2801
                          New York, NY 10036-2714




26        AIM UTILITIES FUND

[GO PAPERLESS GRAPHIC]

====================================================================================================================================
GO PAPERLESS WITH EDELIVERY

Visit invescoaim.com/edelivery to receive quarterly statements, tax forms, fund reports and prospectuses with a service that's all about eeees:

o  ENVIRONMENTALLY FRIENDLY. Go green by reducing the number of     o  EFFICIENT. Stop waiting for regular mail. Your documents will
   trees used to produce paper.                                        be sent via email as soon as they're available.

o  ECONOMICAL. Help reduce your fund's printing and delivery        o  EASY. Download, save and print files using your home computer
   expenses and put more capital back in your fund's returns.          with a few clicks of your mouse.

This service is provided by Invesco Aim Investment Services, Inc.
====================================================================================================================================

FUND HOLDINGS AND PROXY VOTING INFORMATION

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invescoaim.com. From our home page, click on Products & Performance, then Mutual Funds, then Fund Overview. Select your
Fund from the drop-down menu and click on Complete Quarterly Holdings. Shareholders can also look up the Fund's Forms N-Q on the SEC website at sec.gov. Copies of the Fund's Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C.
You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 942 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-03826 and 002-85905.

   A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco Aim website,
invescoaim.com. On the home page, scroll down and click on Proxy Policy. The information is also available on the SEC website,
sec.gov.

   Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2008, is available at our website. Go to invescoaim.com, access the About Us tab, click on Required Notices and then click on Proxy Voting
Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC website, sec.gov.

If used after July 20, 2009, this report must be accompanied by a Fund fact sheet or Invesco Aim Quarterly Performance Review for the most recent quarter-end. Invesco Aim--SERVICE MARK-- is a service mark of Invesco Aim Management Group, Inc. Invesco Aim
Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Aim Private Asset
Management, Inc. and Invesco PowerShares Capital Management LLC are the investment advisors for the products and services represented by Invesco Aim; they each provide
investment advisory services to individual and institutional clients and do not sell                  [INVESCO AIM LOGO]
securities. Please refer to each fund's prospectus for information on the fund's                      -- SERVICE MARK --
subadvisors. Invesco Aim Distributors, Inc. is the U.S. distributor for the retail mutual funds, exchange-traded funds and institutional money market funds and the subdistributor for the STIC Global Funds represented by Invesco Aim. All entities are indirect, wholly owned subsidiaries of invesco Ltd.

   It is anticipated that on or about the end of the fourth quarter of 2009, Invesco Aim Advisors, Inc.,
Invesco Aim Capital Management, Inc., Invesco Private Asset Management, Inc. and Invesco Global Asset
Management (N.A.), Inc. will be merged into Invesco Institutional (N.A.), Inc., and the consolidated adviser firm will be renamed Invesco Advisers, Inc. Additional information will be posted at
invescoaim.com on or about the end of the fourth quarter of 2009.

                           invescoaim.com   I-UTI-AR-1   Invesco Aim Distributors, Inc.

ITEM 2. CODE OF ETHICS.

        As of the end of the period covered by this report, the Registrant had adopted a code of ethics (the "Code") that applies to the Registrant's principal executive officer ("PEO") and principal financial officer ("PFO"). There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

        The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Raymond Stickel, Jr. Mr. Stickel is "independent" within the meaning of that term as used in Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

FEES BILLED BY PWC RELATED TO THE REGISTRANT

     PWC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

                                             Percentage of Fees                             Percentage of Fees
                                            Billed Applicable to                           Billed Applicable to
                                             Non-Audit Services                             Non-Audit Services
                                             Provided for fiscal                            Provided for fiscal
                        Fees Billed for         year end 2009         Fees Billed for          year end 2008
                     Services Rendered to   Pursuant to Waiver of   Services Rendered to   Pursuant to Waiver of
                      the Registrant for        Pre-Approval         the Registrant for        Pre-Approval
                     fiscal year end 2009      Requirement(1)       fiscal year end 2008       Requirement(1)
                     --------------------   ---------------------   --------------------   ---------------------
Audit Fees                 $228,607                  N/A                  $221,828                  N/A
Audit-Related Fees         $      0                    0%                 $      0                    0%
Tax Fees(2)                $ 49,199                    0%                 $ 48,844                    0%
All Other Fees             $      0                    0%                 $      0                    0%
                           --------                                       --------
Total Fees                 $277,806                    0%                 $270,672                    0%

PWC billed the Registrant aggregate non-audit fees of $49,199 for the fiscal year ended 2009, and $48,844 for the fiscal year ended 2008, for non-audit services rendered to the Registrant.

----------
(1) With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant's Audit Committee and approved by the Registrant's Audit Committee prior to the completion of the audit.

(2) Tax fees for the fiscal year end March 31, 2009 includes fees billed for reviewing tax returns and consultation services. Tax fees for the fiscal year end March 31, 2008 includes fees billed for reviewing tax returns and consultation services.

FEES BILLED BY PWC RELATED TO INVESCO AIM AND INVESCO AIM AFFILIATES

     PWC billed Invesco Aim Advisors, Inc. ("Invesco Aim"), the Registrant's adviser, and any entity controlling, controlled by or under common control with Invesco Aim that provides ongoing services to the Registrant ("Invesco Aim Affiliates") aggregate fees for pre-approved non-audit services rendered to Invesco Aim and Invesco Aim Affiliates for the last two fiscal years as follows:

                     Fees Billed for Non-                               Fees Billed for Non-
                        Audit Services                                     Audit Services
                      Rendered to Invesco       Percentage of Fees       Rendered to Invesco       Percentage of Fees
                      Aim and Invesco Aim      Billed Applicable to      Aim and Invesco Aim      Billed Applicable to
                     Affiliates for fiscal      Non-Audit Services      Affiliates for fiscal      Non-Audit Services
                      year end 2009 That     Provided for fiscal year    year end 2008 That     Provided for fiscal year
                         Were Required         end 2009 Pursuant to         Were Required         end 2008 Pursuant to
                      to be Pre-Approved          Waiver of Pre-         to be Pre-Approved          Waiver of Pre-
                      by the Registrant's            Approval            by the Registrant's            Approval
                        Audit Committee           Requirement(1)           Audit Committee           Requirement(1)
                     ---------------------   ------------------------   ---------------------   ------------------------
Audit-Related Fees             $0                        0%                       $0                       0%
Tax Fees                       $0                        0%                       $0                       0%
All Other Fees                 $0                        0%                       $0                       0%
                              ---                                                ---
Total Fees(2)                  $0                        0%                       $0                       0%

----------
(1) With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, Invesco Aim and Invesco Aim Affiliates to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant's Audit Committee and approved by the Registrant's Audit Committee prior to the completion of the audit.

(2) Including the fees for services not required to be pre-approved by the registrant's audit committee, PWC billed Invesco Aim and Invesco Aim Affiliates aggregate non-audit fees of $0 for the fiscal year ended 2009, and $0 for the fiscal year ended 2008, for non-audit services rendered to Invesco Aim and Invesco Aim Affiliates.

     The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco Aim and Invesco Aim Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC's independence. To the extent that such services were provided, the Audit Committee determined that the provision of such services is compatible with PWC maintaining independence with respect to the Registrant.

                  PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES
                             POLICIES AND PROCEDURES
                      As adopted by the Audit Committees of
                           the AIM Funds (the "Funds")
                         Last Amended September 18, 2006

STATEMENT OF PRINCIPLES

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission ("SEC") ("Rules"), the Audit Committees of the Funds' (the "Audit Committee") Board of Trustees (the "Board") are responsible for the appointment, compensation and oversight of the work of independent accountants (an "Auditor"). As part of this responsibility and to assure that the Auditor's independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds' investment adviser and to affiliates of the adviser that provide ongoing services to the Funds ("Service Affiliates") if the services directly impact the Funds' operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees ("general pre-approval") or require the specific pre-approval of the Audit Committees ("specific pre-approval"). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committees before payment is made. The Audit Committees will also consider the impact of additional fees on the Auditor's independence when determining whether to approve any additional fees for previously pre-approved services.

The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and state otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.

DELEGATION

The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Trustees. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committee at its next quarterly meeting.

AUDIT SERVICES

The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds' financial statements. The Audit Committee will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor's qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committees may grant either general or specific pre-approval of other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

NON-AUDIT SERVICES

The Audit Committees may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC's Rules on auditor independence, and otherwise conforms to the Audit Committee's general principles and policies as set forth herein.

AUDIT-RELATED SERVICES

"Audit-related services" are assurance and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as "Audit services"; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers, compliance with ratings agency requirements and interfund lending activities.

TAX SERVICES

"Tax services" include, but are not limited to, the review and signing of the Funds' federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds' Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committee pre-approval of permissible Tax services, the Auditor shall:

     1. Describe in writing to the Audit Committees, which writing may be in the form of the proposed engagement letter:

               a. The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

               b. Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;

     2. Discuss with the Audit Committees the potential effects of the services on the independence of the Auditor; and

     3.   Document the substance of its discussion with the Audit Committees.

ALL OTHER AUDITOR SERVICES

The Audit Committees may pre-approve non-audit services classified as "All other services" that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

PRE-APPROVAL FEE LEVELS OR ESTABLISHED AMOUNTS

Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific approval by the Audit Committees before payment is made. The Audit Committee will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.

PROCEDURES

On an annual basis, A I M Advisors, Inc. ("AIM") will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds' Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.

Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund's Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committees will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committees the potential effects of the services on the Auditor's independence and will document the substance of the discussion.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committees have designated the Funds' Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds' Treasurer will report to the Audit Committee on a periodic basis as to the results of such monitoring. Both the Funds' Treasurer and management of AIM will immediately report to the chairman of the Audit Committee any breach of these policies and procedures that comes to the attention of the Funds' Treasurer or senior management of AIM.

EXHIBIT 1 TO PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES POLICIES AND
PROCEDURES

CONDITIONALLY PROHIBITED NON-AUDIT SERVICES (NOT PROHIBITED IF THE FUND CAN REASONABLY CONCLUDE THAT THE RESULTS OF THE SERVICE WOULD NOT BE SUBJECT TO AUDIT PROCEDURES IN CONNECTION WITH THE AUDIT OF THE FUND'S FINANCIAL STATEMENTS)

     - Bookkeeping or other services related to the accounting records or financial statements of the audit client

     -    Financial information systems design and implementation

     - Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

     -    Actuarial services

     -    Internal audit outsourcing services

CATEGORICALLY PROHIBITED NON-AUDIT SERVICES

     -    Management functions

     -    Human resources

     -    Broker-dealer, investment adviser, or investment banking services

     -    Legal services

     -    Expert services unrelated to the audit

     -    Any service or product provided for a contingent fee or a commission

     - Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

     - Tax services for persons in financial reporting oversight roles at the Fund

     - Any other service that the Public Company Oversight Board determines by regulation is impermissible.

PwC advised the Funds' Audit Committee that PwC had identified three matters for consideration under the SEC's auditor independence rules.

First, PwC was engaged to perform services to an affiliate of Invesco Ltd. ("Invesco"), including (a) consulting with respect to the acquisition by the affiliate of certain assets from a third party; and (b) providing expert testimony in connection with any arbitration proceeding or litigation arising from or relating to the transaction. Rules of the Securities and Exchange Commission ("SEC") provide that an accountant is not independent if, at any point during the audit and professional engagement period, the accountant provides expert services unrelated to the audit to an audit client. Specifically, PwC would not be permitted to provide expert testimony nor perform other services in support of the client or its counsel in connection with a proceeding. Within days of being engaged to provide the services it was determined that some of the services contemplated in the engagement terms would be inconsistent with the SEC's auditor independence rules. A review of the services performed pursuant to the original agreement was conducted. After a review, PwC concluded that the actual services provided were not inconsistent with the SEC's independence rules. Following the review, the initial engagement terms were modified to limit PwC's services to those permitted under the rules.

Second, an employee of PwC served as a nominee shareholder (effectively equivalent to a Trustee) of various companies or trusts since 2001. Some of these companies held shares of Invesco Nippon Warrants Fund (the "Investment."), an affiliate of Invesco, formerly known as AMVESCAP PLC (the "Company"). The investment, which consisted of 2,070 shares, was initially entered into during July 1, 2001 - December 31, 2005. PwC informed the Audit Committee that this matter could have constituted an investment in an affiliate of an audit client in violation of Rule 2-01(c)(1) of Regulation S-X.

Third, PwC became aware that certain aspects of investment advisory services provided by a PwC network member Firm's Wealth Advisory Practice to its clients (generally high net worth individuals not associated with Invesco) were inconsistent with the SEC's auditor independence requirements of the SEC. The technical violations occurred as a result of professionals of the Wealth Advisory Practice making a single recommendation of an audit client's product to its clients rather than also identifying one or more suitable alternatives for the Wealth Advisory Practice's client to consider. The Wealth Advisory Practice also received commissions from the fund manager. With respect to Invesco and its affiliates, there were 33 cases of single product recommendation and 20 cases of commissions received totaling approximately (pound)7,000. These violations occurred over a two year period and ended in November 2007.

It should be noted that at no time did The Wealth Advisory Practice recommend products on behalf Invesco and its affiliates. Additionally, members of the audit engagement team were not aware of these violations or services; the advice provided was based on an understanding of the investment objectives of the clients of the Wealth Advisory Practice and not to promote the Company and its affiliates, and the volume and nature of the violations were insignificant. Although PwC received commissions, PwC derived no economic benefit from the commission as any commissions received were deducted from the time based fees charged to the investor client and created no incentive for PwC to recommend the investment.

PwC advised the Audit Committee that it believes its independence had not been adversely affected as it related to the audits of the Funds by any of these matters. In reaching this conclusion, PwC noted that during the time of its audits, the engagement team was not aware of the services provided or the investments and noted the insignificance of the services provided. Based on the foregoing, PwC did not believe any of these matters affected PwC's ability to act objectively and impartially and to issue a report on financial statements as the Funds' independent auditor, and, believes that a reasonable investor with knowledge of all the facts would agree with this conclusion.

Based upon PwC's review, discussion and representations above, the audit committee, in its business judgment, concurred with PwC's conclusions in relation to its independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

         Not  applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS.

         Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

         Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

         Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

         None

ITEM 11. CONTROLS AND PROCEDURES.

(a) As of March 13, 2009, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant's disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act"), as amended. Based on that evaluation, the Registrant's officers, including the PEO and PFO, concluded that, as of March 13, 2009, the Registrant's disclosure controls and procedures were reasonably designed to ensure:
         (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b) There have been no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

12(a)(1) Code of Ethics.

12(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a)(3) Not applicable.

12(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: AIM Sector Funds


By:   /s/ PHILIP A. TAYLOR
      ----------------------------------
      Philip A. Taylor
      Principal Executive Officer

Date: June 5, 2009

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By:   /s/ PHILIP A. TAYLOR
      ----------------------------------
      Philip A. Taylor
      Principal Executive Officer

Date: June 5, 2009


By:   /s/ Sheri Morris
      ----------------------------------
      Sheri Morris
      Principal Financial Officer

Date: June 5, 2009

                                  EXHIBIT INDEX

12(a)(1)   Code of Ethics.

12(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a)(3)   Not applicable.

12(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.